                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6241

                             Loomis Sayles Funds II
               (Exact name of registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts 02116
              (Address of principal executive offices) (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1. Reports to Stockholders.

The Registrant's annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Mid Cap Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Small Company Growth Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             12

                    Statements of Assets and Liabilities 48

                    Statements of Operations             50

                    Statements of Changes in Net Assets  52

                    Financial Highlights                 56

                    Notes to Financial Statements        62

         ANNUAL REPORT
         SEPTEMBER 30, 2004

FUND AND MANAGER REVIEW



LOOMIS SAYLES AGGRESSIVE GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. The Fund posted solid gains of over 10% during the 12-month period. These returns compare favorably to our peers but did not match the gains of the Index. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent

 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $50.6 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE
                                              1 YEAR 5 YEARS INCEPTION
         -------------------------------------------------------------
         LOOMIS SAYLES AGGRESSIVE GROWTH FUND:
           INSTITUTIONAL                      13.22%  -3.94%   8.01%
           RETAIL                             12.93   -4.22    7.71
         LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22   -0.99    4.46
         RUSSELL MIDCAP GROWTH INDEX(a)       13.68    0.63    6.40

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]
                        Loomis Sayles        Lipper
                         Aggressive         Mid Cap         Russell
                           Growth         Growth Funds       Midcap
                            Fund             Index        Growth Index
                       -------------      ------------    ------------
        12/31/1996         250,000          250,000         250,000
         1/31/1997         265,500          256,397         261,061
         2/28/1997         257,243          239,354         255,313
         3/31/1997         240,754          221,150         240,886
         4/30/1997         243,498          219,235         246,786
         5/31/1997         265,486          247,788         268,901
         6/30/1997         267,982          258,228         276,343
         7/31/1997         295,235          273,998         302,793
         8/31/1997         288,475          273,237         299,837
         9/30/1997         314,235          292,801         315,012
        10/31/1997         307,228          276,403         299,240
        11/30/1997         297,735          271,981         302,386
        12/31/1997         306,607          278,351         306,356
         1/31/1998         290,602          273,087         300,840
         2/28/1998         313,821          296,284         329,124
         3/31/1998         324,491          311,625         342,920
         4/30/1998         333,025          312,981         347,577
         5/31/1998         318,072          294,737         333,279
         6/30/1998         334,358          308,295         342,709
         7/31/1998         317,272          287,776         328,029
         8/31/1998         252,961          225,733         265,422
         9/30/1998         280,433          249,272         285,500
        10/31/1998         299,390          258,441         306,521
        11/30/1998         301,785          278,080         327,197
        12/31/1998         341,983          313,952         361,083
         1/31/1999         345,300          329,536         371,908
         2/28/1999         338,394          303,940         353,720
         3/31/1999         434,058          325,607         373,420
         4/30/1999         456,195          338,963         390,435
         5/31/1999         473,074          337,552         385,412
         6/30/1999         535,000          364,759         412,319
         7/31/1999         530,827          359,767         399,191
         8/31/1999         561,774          357,945         395,042
         9/30/1999         555,145          368,394         391,679
        10/31/1999         695,041          400,964         421,963
        11/30/1999         815,700          451,259         465,661
        12/31/1999       1,018,402          545,390         546,293
         1/31/2000       1,046,917          536,026         546,182
         2/29/2000       1,423,493          670,359         661,006
         3/31/2000       1,292,817          623,177         661,685
         4/30/2000       1,170,516          540,968         597,454
         5/31/2000       1,052,645          492,337         553,903
         6/30/2000       1,201,700          568,843         612,677
         7/31/2000       1,173,099          545,247         573,879
         8/31/2000       1,388,480          616,555         660,427
         9/30/2000       1,377,234          586,921         628,140
        10/31/2000       1,166,792          539,463         585,150
        11/30/2000         873,461          426,655         457,993
        12/31/2000         961,331          457,408         482,109
         1/31/2001         881,925          463,620         509,649
         2/28/2001         688,607          394,076         421,494
         3/31/2001         589,930          352,264         361,172
         4/30/2001         686,029          398,709         421,375
         5/31/2001         654,129          401,997         419,393
         6/30/2001         634,178          400,428         419,614
         7/31/2001         570,887          379,366         391,316
         8/31/2001         498,556          353,948         362,953
         9/30/2001         397,199          302,898         302,968
        10/31/2001         435,847          319,762         334,814
        11/30/2001         480,957          346,026         370,860
        12/31/2001         486,825          361,034         384,958
         1/31/2002         470,126          347,226         372,458
         2/28/2002         422,691          329,962         351,343
         3/31/2002         457,859          350,761         378,158
         4/30/2002         433,821          339,101         358,137
         5/31/2002         405,709          327,786         347,451
         6/30/2002         367,045          298,335         309,107
         7/31/2002         330,414          266,160         279,076
         8/31/2002         325,128          262,987         278,104
         9/30/2002         313,423          246,647         256,009
        10/31/2002         326,023          259,085         275,839
        11/30/2002         350,637          274,472         297,429
        12/31/2002         309,052          258,247         279,459
         1/31/2003         305,250          254,417         276,716
         2/28/2003         302,625          250,489         274,309
         3/31/2003         303,805          254,073         279,417
         4/30/2003         326,652          271,896         298,442
         5/31/2003         362,975          294,377         327,158
         6/30/2003         363,266          298,986         331,824
         7/31/2003         382,591          310,778         343,682
         8/31/2003         417,445          326,063         362,609
         9/30/2003         401,040          315,122         355,578
        10/31/2003         440,302          339,841         384,234
        11/30/2003         443,516          347,922         394,516
        12/31/2003         432,960          349,706         398,822
         1/31/2004         450,235          358,542         411,991
         2/29/2004         441,141          363,487         418,902
         3/31/2004         451,110          363,400         418,102
         4/30/2004         432,389          351,872         406,298
         5/31/2004         430,314          359,534         415,886
         6/30/2004         434,875          368,183         422,505
         7/31/2004         440,181          342,024         394,524
         8/31/2004         452,418          336,100         389,660
         9/30/2004         454,075          350,478         404,208


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW



LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell Midcap Growth Index, for the 12 months ended September 30, 2004. Underperformance was primarily due to the fact that many of the stocks that had performed well early in 2003 suffered the most during the market correction last December, as well as during the challenging final three months of the fiscal year. In particular, poor results from the Fund's healthcare and consumer discretionary holdings led to underperformance in the third calendar quarter of 2004.

For the year as a whole, technology and consumer discretionary stocks had the greatest positive influence on performance. In both sectors, we invested in companies that consistently beat expectations and raised guidance. Most of these winners were primarily dependent on innovative new products and services rather than on the economy to drive their growth.

Despite some big winners in the biotechnology industry, the Fund's healthcare holdings were among the biggest detractors to performance. In addition, we underweighted the financials sector for most of the year and therefore missed much of the appreciation in that group. The Fund also suffered from poor stock selections in financials.

Early in the year, our primary focus was on companies leveraged to the cyclical rebound, including technology and energy companies, as well as on companies positioned to benefit from continued strength in consumer spending. Nevertheless, at this point in the economic cycle, with profits starting to decelerate and the Federal Reserve committed to a measured pace of rate hikes, we are trying to strike a balance between cyclical industries on the one hand and more defensive, non-cyclicals and financials on the other. As always, the fundamentals of individual companies override our top-down inclinations.

OUTLOOK | Near term, earnings growth may be the primary driver of stock appreciation. Higher-beta names--securities that are more volatile than the market as a whole--should lead the market, particularly technology, which is oversold and out of favor. Financials also should benefit in this environment, especially the asset management companies and asset-sensitive banks. Longer-term, we are more cautious in the face of rising interest rates and decelerating profits. In particular, we are long-term bulls on energy, given the imbalance between supply and demand, and on biotech, where many emerging companies offer encouraging products. We are long-term bearish on technology, as we believe the overcapacity of the tech "bubble" still needs to be absorbed.

The Fund is closed to new investors.

 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in common stock or other equity securities of companies with market capitalization that fall within the capitalization range of the Russell Midcap Growth Index

 FUND INCEPTION DATE | 2/28/01

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $8.6 million

 [PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH
[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                             SINCE
             DESCRIPTION                          1 YEAR INCEPTION
             -----------------------------------------------------
             LOOMIS SAYLES MID CAP GROWTH FUND    12.46%   -9.98%
             LIPPER MID-CAP GROWTH FUNDS INDEX(a) 11.22    -3.22
             RUSSELL MIDCAP GROWTH INDEX(a)       13.68    -1.16

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)

                                    [CHART]

                                                Lipper
                                                Mid-Cap           Russell
                         Loomis Sayles           Growth            Midcap
                         Mid Cap Growth          Funds             Growth
                              Fund               Index             Index
                         --------------       ----------        -----------
      2/28/2001            2,500,000           2,500,000         2,500,000
      3/31/2001            2,212,500           2,234,746         2,142,213
      4/30/2001            2,572,474           2,529,397         2,499,294
      5/31/2001            2,460,057           2,550,254         2,487,536
      6/30/2001            2,385,025           2,540,300         2,488,846
      7/31/2001            2,145,091           2,406,684         2,321,004
      8/31/2001            1,882,532           2,245,433         2,152,774
      9/30/2001            1,497,554           1,921,570         1,796,985
     10/31/2001            1,645,063           2,028,555         1,985,876
     11/30/2001            1,820,098           2,195,173         2,199,676
     12/31/2001            1,842,667           2,290,384         2,283,291
      1/31/2002            1,777,621           2,202,790         2,209,151
      2/28/2002            1,595,060           2,093,265         2,083,914
      3/31/2002            1,727,609           2,225,216         2,242,963
      4/30/2002            1,640,019           2,151,243         2,124,210
      5/31/2002            1,535,058           2,079,464         2,060,829
      6/30/2002            1,385,083           1,892,628         1,833,400
      7/31/2002            1,250,037           1,688,512         1,655,275
      8/31/2002            1,230,037           1,668,377         1,649,513
      9/30/2002            1,185,017           1,564,722         1,518,462
     10/31/2002            1,232,537           1,643,623         1,636,078
     11/30/2002            1,327,565           1,741,242         1,764,136
     12/31/2002            1,170,116           1,638,309         1,657,550
      1/31/2003            1,155,138           1,614,009         1,641,277
      2/28/2003            1,145,089           1,589,093         1,627,005
      3/31/2003            1,152,646           1,611,832         1,657,302
      4/30/2003            1,240,132           1,724,897         1,770,143
      5/31/2003            1,377,663           1,867,519         1,940,467
      6/30/2003            1,377,663           1,896,753         1,968,141
      7/31/2003            1,452,608           1,971,566         2,038,472
      8/31/2003            1,590,170           2,068,530         2,150,734
      9/30/2003            1,525,132           1,999,120         2,109,033
     10/31/2003            1,675,205           2,155,940         2,279,001
     11/30/2003            1,685,256           2,207,202         2,339,985
     12/31/2003            1,647,675           2,218,524         2,365,525
      1/31/2004            1,707,650           2,274,577         2,443,631
      2/29/2004            1,677,595           2,305,948         2,484,625
      3/31/2004            1,715,173           2,305,398         2,479,877
      4/30/2004            1,685,158           2,232,260         2,409,868
      5/31/2004            1,757,620           2,280,870         2,466,737
      6/30/2004            1,822,652           2,335,736         2,505,992
      7/31/2004            1,672,647           2,169,785         2,340,029
      8/31/2004            1,625,144           2,132,208         2,311,181
      9/30/2004            1,715,000           2,223,417         2,397,468


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) The mountain chart is based on the Fund's minimum initial investment of $2,500,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's underperformance was primarily due to weakness in the technology and financial services areas. Technology proved to be a difficult sector for most of the year. Investors were skeptical of the sustainability of any rally in technology holdings, especially in the semiconductor area. Therefore, most rallies were short-lived. In the financials sector, capital-market-sensitive names, such as Knight Trading Group and eSpeed, dragged down performance.

The Fund's consumer discretionary sector was the largest positive contributor to returns. Good stock selection in an array of consumer-related industries helped performance. In particular, Ask Jeeves and Net Flix surged on strong demand for their services. The energy sector also posted solid gains, with every one of the Fund's energy stocks up for the year. Evergreen Resources rose more than 40% and was our strongest contributor in this sector.

Throughout the year we increased exposure to energy, financials and materials and processing companies, because many delivered solid results with good future prospects. We reduced the Fund's technology weighting, as investors worried about the sustainability in earnings growth for many tech-related industries.

OUTLOOK | The third quarter was difficult, as investors worried about terrorism, the war in Iraq, increasing energy prices, and the effects of a tightening Federal Reserve monetary policy. Yet, we remain optimistic on the market near term. The fourth quarter is generally a seasonally positive period for equities, and we believe this year should be no different. Nevertheless, the market may trade within a narrow range until after the election. But as investors look toward next year, we believe the market may be setting up for a rally, due to modest valuations in many sectors and reduced expectations for the market in general.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS | $30.5 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

 [PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                  SINCE
                                               1 YEAR 5 YEARS INCEPTION
        ---------------------------------------------------------------
        LOOMIS SAYLES SMALL CAP GROWTH FUND:
          INSTITUTIONAL                         4.31% -10.64%    0.08%
          RETAIL                                3.91  -10.90    -0.18
        LIPPER SMALL-CAP GROWTH FUNDS INDEX(a)  8.17    2.94     5.01
        RUSSELL 2000 INDEX(a)                  18.77    7.41     7.45
        RUSSELL 2000 GROWTH INDEX(a)           11.92   -0.68     2.22

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(b)(c)

                                    [CHART]

                                     Lipper        Russell
                                   Small-Cap         2000          Russell
                                  Growth Funds      Growth           2000
                      Value          Index           Index          Index
                      -----          -----           -----          -----
12/31/1996           250,000        250,000         250,000        250,000
 1/31/1997           256,500        255,797         256,245        254,996
 2/28/1997           237,493        237,326         240,769        248,813
 3/31/1997           212,747        220,207         223,779        237,073
 4/30/1997           208,747        216,928         221,191        237,734
 5/31/1997           242,752        247,023         254,436        264,182
 6/30/1997           257,001        260,237         263,063        275,503
 7/31/1997           277,741        275,899         276,542        288,323
 8/31/1997           282,491        280,282         284,841        294,920
 9/30/1997           313,734        303,870         307,571        316,506
10/31/1997           291,741        288,334         289,097        302,603
11/30/1997           288,503        281,817         282,204        300,645
12/31/1997           298,572        278,064         282,363        305,908
 1/31/1998           288,809        273,937         278,596        301,080
 2/28/1998           320,202        296,085         303,193        323,343
 3/31/1998           334,707        309,478         315,911        336,678
 4/30/1998           330,222        311,729         317,848        338,541
 5/31/1998           302,516        289,667         294,756        320,308
 6/30/1998           332,042        298,156         297,767        320,982
 7/31/1998           299,336        275,720         272,902        294,997
 8/31/1998           231,806        215,500         209,905        237,715
 9/30/1998           259,228        227,024         231,187        256,318
10/31/1998           269,520        235,975         243,245        266,771
11/30/1998           303,264        255,166         262,115        280,748
12/31/1998           354,424        280,746         285,834        298,121
 1/31/1999           364,702        287,535         298,691        302,083
 2/28/1999           341,763        259,868         271,368        277,616
 3/31/1999           367,873        271,613         281,033        281,950
 4/30/1999           371,295        282,219         305,852        307,215
 5/31/1999           364,426        283,757         306,336        311,702
 6/30/1999           419,017        310,316         322,473        325,797
 7/31/1999           406,614        309,220         312,501        316,858
 8/31/1999           418,487        304,885         300,814        305,131
 9/30/1999           441,420        315,937         306,616        305,198
10/31/1999           498,098        334,359         314,470        306,434
11/30/1999           550,847        376,545         347,721        324,731
12/31/1999           679,800        452,471         409,007        361,491
 1/31/2000           667,428        447,759         405,201        355,685
 2/29/2000           908,703        578,948         499,476        414,422
 3/31/2000           788,481        533,505         446,973        387,099
 4/30/2000           725,166        467,554         401,845        363,805
 5/31/2000           627,051        429,327         366,657        342,602
 6/30/2000           701,420        504,937         414,022        372,467
 7/31/2000           629,454        472,086         378,540        360,483
 8/31/2000           734,950        522,857         418,358        387,989
 9/30/2000           711,506        496,964         397,574        376,585
10/31/2000           641,849        459,679         365,301        359,775
11/30/2000           476,188        381,396         298,975        322,843
12/31/2000           556,378        415,131         317,270        350,570
 1/31/2001           531,174        427,780         342,949        368,822
 2/28/2001           413,519        373,014         295,939        344,622
 3/31/2001           352,235        336,786         269,033        327,764
 4/30/2001           416,835        373,146         301,970        353,405
 5/31/2001           405,331        383,257         308,964        362,092
 6/30/2001           415,180        392,921         317,390        374,595
 7/31/2001           356,598        371,018         290,313        354,318
 8/31/2001           316,374        349,053         272,183        342,874
 9/30/2001           247,816        294,576         228,265        296,719
10/31/2001           276,439        316,162         250,225        314,083
11/30/2001           297,476        340,661         271,112        338,398
12/31/2001           309,256        361,298         287,991        359,285
 1/31/2002           294,380        350,373         277,746        355,548
 2/28/2002           257,612        329,170         259,769        345,804
 3/31/2002           273,610        356,082         282,348        373,597
 4/30/2002           263,514        346,687         276,239        377,002
 5/31/2002           250,891        332,779         260,087        360,270
 6/30/2002           229,290        308,052         238,032        342,394
 7/31/2002           196,731        264,364         201,449        290,682
 8/31/2002           194,488        263,980         201,355        289,942
 9/30/2002           178,209        247,970         186,811        269,120
10/31/2002           189,722        258,551         196,260        277,749
11/30/2002           200,668        280,207         215,716        302,536
12/31/2002           180,742        261,487         200,840        285,691
 1/31/2003           174,850        254,582         195,384        277,784
 2/28/2003           172,612        246,649         190,173        269,391
 3/31/2003           170,920        251,735         193,052        272,859
 4/30/2003           188,884        272,540         211,323        298,731
 5/31/2003           209,926        300,331         235,137        330,789
 6/30/2003           214,145        310,509         239,668        336,775
 7/31/2003           229,028        328,666         257,786        357,847
 8/31/2003           247,282        346,094         271,633        374,254
 9/30/2003           241,100        337,594         264,757        367,346
10/31/2003           261,039        368,222         287,629        398,194
11/30/2003           269,731        378,027         297,006        412,325
12/31/2003           259,077        378,566         298,334        420,691
 1/31/2004           277,601        396,277         314,007        438,968
 2/29/2004           266,663        394,788         313,521        442,903
 3/31/2004           265,543        392,059         314,986        447,031
 4/30/2004           254,045        372,901         299,175        424,239
 5/31/2004           262,175        380,679         305,126        430,991
 6/30/2004           272,557        391,533         315,278        449,142
 7/31/2004           247,563        356,991         286,979        418,900
 8/31/2004           236,893        345,426         280,801        416,747
 9/30/2004           251,533        365,160         296,328        436,311


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) See page 9 for a description of the indexes. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class would be lower due to higher fees. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP VALUE FUND

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. The Fund's outperformance was fueled by the continued rotation away from the lower-quality stocks in 2003 into attractively-valued, fundamentally sound equities. Our long-standing investment discipline, which emphasizes undervalued, under-followed or misunderstood small companies, typically favors higher-quality characteristics, such as positive earnings and cash flows, superior earnings visibility, and better balance sheets. As a result, stock selection was positive during the period in the transportation, consumer staples and consumer discretionary sectors.

Within the transportation industry, an improving economy increased freight volumes, and transportation capacity was relatively stable. Our holdings in trucking (Landstar and Old Dominion) and rail service (Genesee & Wyoming) were particularly positive. Within staples, grocery supplier Smart & Final, and cereal and snack manufacturer Ralcorp were solid performers. In consumer discretionary, contribution was broad based, with Cole National and Fossil Inc. leading the way.

Although absolute returns in the materials sector were strong, our holdings were somewhat conservatively positioned during what turned out to be an exceptional rally driven by higher commodity prices. Within producer durables, good performance from select industrial and defense-oriented stocks was offset by weakness in technology-oriented industrials serving the telecommunication and semiconductor equipment industries. Technology was the weakest sector for the year, and although our stock selection was favorable, we entered the year modestly overweight in the sector.

OUTLOOK | With solid earnings growth and relatively flat stock prices this year, valuation levels look reasonable. Interest rates are low, and corporate balance sheets appear to be in good shape. We expect continued earnings growth but at a somewhat slower pace during the next several quarters, as the recovery matures and higher raw materials and energy prices work their way through the economy. Long term, the economy should continue to expand, corporate earnings should grow, inflation should remain tame, and interest rates, although increasing, should move up in a measured fashion.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91; Retail: 1/2/97; Admin; 1/2/98

 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%

 TOTAL NET ASSETS | $582.4 million

[PHOTO]        [PHOTO]

Joseph Gatz Daniel Thelen
JOSEPH GATZ DANIEL THELEN

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                         SINCE
                                          1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
  ----------------------------------------------------------------------------
  LOOMIS SAYLES SMALL CAP VALUE FUND:
    INSTITUTIONAL                         23.84%  13.30%  14.00%     14.96%
    RETAIL(a)                             23.51   13.03   13.77      14.79
    ADMIN(a)                              23.25   12.74   13.37      14.42
  LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c) 21.99   10.50   11.64       N/A
  RUSSELL 2000 VALUE INDEX(c)             25.66   14.71   13.41      14.60
  RUSSELL 2000 INDEX(c)                   18.77    7.41    9.87      11.03

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)(e)

                                    [CHART]

                 Loomis Sayles      Lipper Small
                   Small Cap         -Cap Core        Russell 2000     Russell
                   Value Fund        Funds Index       Value Index   2000 Index
                 -------------      -------------     ------------   ----------
 5/13/1991        $  250,000         $  250,000       $  250,000     $  250,000
 5/31/1991           255,500            250,000          261,728        261,916
 6/30/1991           246,500            250,000          249,473        246,653
 7/31/1991           266,000            250,000          255,952        255,308
 8/31/1991           286,250            250,000          263,720        264,758
 9/30/1991           286,500            250,000          264,026        266,831
10/31/1991           292,250            250,000          267,028        273,889
11/30/1991           285,000            250,000          256,192        261,221
12/31/1991           326,192            250,000          272,804        282,138
 1/31/1992           359,360            265,945          295,624        304,999
 2/29/1992           379,469            273,568          309,725        313,896
 3/31/1992           359,099            264,312          306,355        303,271
 4/30/1992           340,817            255,365          302,112        292,646
 5/31/1992           341,340            254,825          310,327        296,538
 6/30/1992           311,567            245,833          300,278        282,514
 7/31/1992           320,185            252,555          311,590        292,344
 8/31/1992           309,739            248,421          305,517        284,095
 9/30/1992           313,134            249,627          311,285        290,647
10/31/1992           323,058            258,944          318,551        299,885
11/30/1992           353,875            277,051          338,259        322,832
12/31/1992           368,973            287,564          352,287        334,079
 1/31/1993           385,875            296,024          370,979        345,386
 2/28/1993           376,994            289,261          372,463        337,409
 3/31/1993           392,750            297,159          386,591        348,358
 4/30/1993           382,724            287,452          377,301        338,796
 5/31/1993           399,053            298,214          389,167        353,787
 6/30/1993           401,058            300,514          392,856        355,994
 7/31/1993           410,798            303,304          399,600        360,909
 8/31/1993           432,856            312,400          415,222        376,501
 9/30/1993           452,622            317,447          425,169        387,126
10/31/1993           464,941            324,170          434,894        397,090
11/30/1993           447,179            316,166          423,565        384,020
12/31/1993           460,032            325,338          436,038        397,150
 1/31/1994           469,799            333,938          451,601        409,602
 2/28/1994           462,637            333,304          450,293        408,121
 3/31/1994           435,940            320,340          430,084        386,573
 4/30/1994           431,056            319,794          434,322        388,871
 5/31/1994           424,545            320,604          433,699        384,504
 6/30/1994           414,452            310,196          422,386        371,448
 7/31/1994           416,731            314,670          430,189        377,550
 8/31/1994           436,266            329,162          447,122        398,589
 9/30/1994           435,940            329,749          442,378        397,254
10/31/1994           433,019            331,467          434,283        395,686
11/30/1994           415,785            323,070          416,763        379,706
12/31/1994           421,856            325,868          429,306        389,907
 1/31/1995           423,163            329,229          427,200        384,988
 2/28/1995           439,582            342,338          443,008        401,003
 3/31/1995           450,088            349,588          445,199        407,909
 4/30/1995           451,393            355,463          458,439        416,979
 5/31/1995           460,602            359,779          468,257        424,149
 6/30/1995           473,084            374,109          484,258        446,152
 7/31/1995           504,591            394,788          501,926        471,851
 8/31/1995           528,862            407,916          516,837        481,612
 9/30/1995           538,699            414,898          524,553        490,213
10/31/1995           510,794            400,223          503,602        468,290
11/30/1995           535,415            412,187          523,618        487,965
12/31/1995           557,206            426,052          539,838        500,839
 1/31/1996           558,321            429,170          543,420        500,301
 2/29/1996           586,348            444,379          551,937        515,895
 3/31/1996           599,834            455,506          563,523        526,396
 4/30/1996           635,464            486,931          578,898        554,543
 5/31/1996           661,646            508,903          593,556        576,396
 6/30/1996           646,031            485,793          586,548        552,727
 7/31/1996           609,659            446,334          555,366        504,450
 8/31/1996           640,203            469,085          579,461        533,738
 9/30/1996           661,842            488,809          595,280        554,597
10/31/1996           671,571            479,658          602,183        546,049
11/30/1996           703,672            496,987          634,587        568,549
12/31/1996           726,893            505,760          655,187        583,449
 1/31/1997           739,832            517,036          665,260        595,109
 2/28/1997           730,214            503,508          671,575        580,680
 3/31/1997           714,296            478,111          653,562        553,280
 4/30/1997           707,581            478,242          663,172        554,822
 5/31/1997           784,495            529,245          715,970        616,546
 6/30/1997           821,288            559,170          752,202        642,968
 7/31/1997           868,348            592,820          783,774        672,887
 8/31/1997           886,496            607,321          796,217        688,283
 9/30/1997           939,332            652,898          849,164        738,661
10/31/1997           909,743            626,902          826,076        706,213
11/30/1997           906,377            618,871          835,128        701,645
12/31/1997           915,712            618,206          863,435        713,926
 1/31/1998           895,567            609,161          847,814        702,659
 2/28/1998           958,973            654,637          899,067        754,616
 3/31/1998         1,001,743            685,496          935,534        785,738
 4/30/1998           997,335            692,091          940,158        790,086
 5/31/1998           954,549            656,163          906,874        747,534
 6/30/1998           942,236            653,811          901,752        749,107
 7/31/1998           881,273            606,640          831,121        688,464
 8/31/1998           730,311            489,398          700,960        554,778
 9/30/1998           767,192            509,982          740,546        598,194
10/31/1998           807,546            530,915          762,535        622,590
11/30/1998           853,253            560,518          783,175        655,209
12/31/1998           905,814            595,725          807,733        695,755
 1/31/1999           863,331            591,259          789,399        705,001
 2/28/1999           802,380            542,960          735,503        647,899
 3/31/1999           802,861            545,426          729,435        658,014
 4/30/1999           868,294            582,266          796,024        716,977
 5/31/1999           885,747            594,314          820,492        727,450
 6/30/1999           926,669            628,657          850,200        760,345
 7/31/1999           915,178            625,223          830,023        739,482
 8/31/1999           884,702            602,297          799,682        712,114
 9/30/1999           865,239            601,830          783,694        712,270
10/31/1999           856,760            607,069          768,013        715,155
11/30/1999           874,580            646,203          771,994        757,856
12/31/1999           909,126            715,909          795,713        843,645
 1/31/2000           875,398            702,150          774,905        830,097
 2/29/2000           937,288            801,151          822,268        967,176
 3/31/2000           990,432            789,758          826,123        903,410
 4/30/2000           992,512            745,843          831,013        849,047
 5/31/2000           950,033            714,136          818,331        799,563
 6/30/2000           981,194            777,128          842,243        869,262
 7/31/2000           997,580            752,970          870,306        841,295
 8/31/2000         1,059,929            820,051          909,215        905,486
 9/30/2000         1,044,030            798,977          904,060        878,874
10/31/2000         1,063,449            774,942          900,851        839,641
11/30/2000         1,029,312            697,771          882,512        753,451
12/31/2000         1,119,891            765,544          977,337        818,159
 1/31/2001         1,151,024            792,794        1,004,314        860,755
 2/28/2001         1,121,558            742,434        1,002,928        804,277
 3/31/2001         1,081,182            707,334          986,842        764,935
 4/30/2001         1,140,647            763,688        1,032,519        824,776
 5/31/2001         1,173,954            791,519        1,059,070        845,048
 6/30/2001         1,219,738            815,994        1,101,681        874,227
 7/31/2001         1,226,813            797,090        1,076,976        826,906
 8/31/2001         1,212,582            774,784        1,073,245        800,198
 9/30/2001         1,084,412            673,267          954,769        692,481
10/31/2001         1,122,583            713,264          979,707        733,006
11/30/2001         1,190,948            766,270        1,050,104        789,753
12/31/2001         1,275,148            820,091        1,114,398        838,499
 1/31/2002         1,273,363            810,375        1,129,190        829,778
 2/28/2002         1,284,314            788,738        1,136,065        807,036
 3/31/2002         1,358,933            849,341        1,221,145        871,899
 4/30/2002         1,362,602            853,515        1,264,131        879,845
 5/31/2002         1,337,530            821,702        1,222,322        840,796
 6/30/2002         1,292,856            775,677        1,195,260        799,078
 7/31/2002         1,124,139            670,247        1,017,670        678,393
 8/31/2002         1,142,462            673,799        1,013,148        676,665
 9/30/2002         1,056,321            626,103          940,778        628,071
10/31/2002         1,074,067            648,354          954,930        648,208
11/30/2002         1,127,877            696,200        1,031,134        706,057
12/31/2002         1,106,448            662,377          987,077        666,744
 1/31/2003         1,077,680            643,007          959,285        648,291
 2/28/2003         1,054,402            622,929          927,036        628,702
 3/31/2003         1,057,460            628,189          936,937        636,798
 4/30/2003         1,144,277            680,497        1,025,932        697,177
 5/31/2003         1,215,795            740,279        1,130,685        771,993
 6/30/2003         1,241,448            757,321        1,149,843        785,964
 7/31/2003         1,289,120            796,158        1,207,184        835,142
 8/31/2003         1,337,977            830,662        1,253,039        873,432
 9/30/2003         1,304,394            812,622        1,238,666        857,310
10/31/2003         1,412,528            876,479        1,339,669        929,304
11/30/2003         1,453,633            908,054        1,391,094        962,283
12/31/2003         1,488,520            933,305        1,441,403        981,806
 1/31/2004         1,522,458            962,874        1,491,241      1,024,461
 2/29/2004         1,551,994            979,629        1,520,117      1,033,645
 3/31/2004         1,577,757            990,251        1,541,139      1,043,278
 4/30/2004         1,523,167            956,217        1,461,439        990,088
 5/31/2004         1,535,047            964,540        1,479,080      1,005,846
 6/30/2004         1,603,357          1,005,716        1,554,201      1,048,206
 7/31/2004         1,536,818            952,723        1,482,754        977,627
 8/31/2004         1,558,794            944,388        1,497,299        972,602
 9/30/2004         1,615,579            991,351        1,556,525      1,018,262


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the indexes. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL COMPANY GROWTH FUND

PORTFOLIO REVIEW | The Fund underperformed its benchmark, the Russell 2000 Index, for the 12 months ended September 30, 2004. Our focus on the smaller-cap names in the Fund's universe of stocks was a negative influence on performance during the period. Much of the Fund's underperformance for the fiscal year occurred in the final calendar quarter of 2003 and the first calendar quarter of 2004, when investors focused on the larger, more liquid stocks in the benchmark.

The Fund's technology sector suffered the greatest setbacks during the fiscal year. Early in the period, investors rotated out of volatile sectors, such as technology. Then, as the year progressed, the sector's fundamentals showed signs of erosion, putting further downward pressure on technology stocks. In particular, shares of technology companies Microsemi Corp. and Silicon Storage Technology Inc. fell as evidence grew that the rebound in tech fundamentals had peaked. In addition to technology, the healthcare and producer durables sectors also dragged down Fund performance, primarily due to unfavorable stock selections.

On the bright side, the consumer discretionary sector offered the greatest positive contribution to the Fund's one-year performance. Energy also was a significant positive contributor, largely due to good stock choices and an overall positive environment for energy holdings. In particular, the Fund realized strong gains from Quicksilver Resources, an energy exploration and development company that benefited from strong demand and rising worldwide energy prices.

OUTLOOK | In the near term, we believe the market has the potential to post strong gains, as long as the economy regains momentum, the presidential election goes off without a major incident, and oil prices ease from their recent peaks. Longer term, we expect average gains for stocks, as the threat of higher inflation and interest rates may serve to depress earnings multiples.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/7/99

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $20.8 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE


 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                    SINCE
      FUND NAME                               1 YEAR 5 YEARS INCEPTION(a)
      -------------------------------------------------------------------
      LOOMIS SAYLES SMALL COMPANY GROWTH FUND -5.32%  -7.40%    -4.17%
      LIPPER SMALL-CAP GROWTH FUNDS INDEX(b)   8.17    2.94      4.87
      RUSSELL 2000 GROWTH INDEX(b)            11.92   -0.68     -0.58
      RUSSELL 2000 INDEX(b)                   18.77    7.41      6.69

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

               Loomis Sayles
               Small Company   Lipper Small-Cap    Russell 2000   Russell 2000
               Growth Fund     Growth Funds Index  Growth Index      Index
               ------------    ------------------  ------------   ------------
  5/7/1999       3,000,000          3,000,000       3,000,000      3,000,000
 5/31/1999       2,934,000          3,016,354       3,004,753      3,043,821
 6/30/1999       3,396,105          3,298,675       3,163,029      3,181,461
 7/31/1999       3,273,166          3,287,027       3,065,220      3,094,164
 8/31/1999       3,315,063          3,240,941       2,950,585      2,979,653
 9/30/1999       3,501,038          3,358,429       3,007,498      2,980,303
10/31/1999       3,950,921          3,554,247       3,084,532      2,992,374
11/30/1999       4,337,716          4,002,685       3,410,680      3,171,047
12/31/1999       5,330,619          4,809,787       4,011,818      3,530,009
 1/31/2000       5,381,793          4,759,699       3,974,482      3,473,322
 2/29/2000       7,367,675          6,154,247       4,899,203      4,046,892
 3/31/2000       6,416,508          5,671,181       4,384,218      3,780,078
 4/30/2000       5,702,351          4,970,115       3,941,564      3,552,611
 5/31/2000       5,003,242          4,563,770       3,596,423      3,345,559
 6/30/2000       6,154,989          5,367,502       4,061,012      3,637,195
 7/31/2000       5,228,048          5,018,298       3,712,981      3,520,175
 8/31/2000       6,139,819          5,557,998       4,103,539      3,788,767
 9/30/2000       5,932,907          5,282,750       3,899,678      3,677,414
10/31/2000       5,347,923          4,886,405       3,583,124      3,513,254
11/30/2000       4,001,316          4,054,260       2,932,549      3,152,614
12/31/2000       4,508,282          4,412,859       3,111,995      3,423,368
 1/31/2001       4,392,419          4,547,319       3,363,881      3,601,600
 2/28/2001       3,494,609          3,965,154       2,902,774      3,365,283
 3/31/2001       3,123,132          3,580,050       2,638,858      3,200,667
 4/30/2001       3,534,136          3,966,561       2,961,925      3,451,054
 5/31/2001       3,433,767          4,074,036       3,030,531      3,535,880
 6/30/2001       3,436,857          4,176,764       3,113,175      3,657,972
 7/31/2001       3,248,174          3,943,935       2,847,589      3,459,969
 8/31/2001       3,004,561          3,710,450       2,669,754      3,348,217
 9/30/2001       2,456,529          3,131,357       2,238,977      2,897,505
10/31/2001       2,699,971          3,360,816       2,454,374      3,067,068
11/30/2001       2,894,909          3,621,247       2,659,251      3,304,510
12/31/2001       3,050,076          3,840,612       2,824,813      3,508,476
 1/31/2002       2,891,777          3,724,480       2,724,318      3,471,984
 2/28/2002       2,602,599          3,499,090       2,547,990      3,376,829
 3/31/2002       2,846,202          3,785,168       2,769,458      3,648,232
 4/30/2002       2,715,277          3,685,299       2,709,539      3,681,480
 5/31/2002       2,526,565          3,537,460       2,551,112      3,518,089
 6/30/2002       2,392,657          3,274,603       2,334,782      3,343,530
 7/31/2002       1,917,715          2,810,198       1,975,945      2,838,554
 8/31/2002       1,920,783          2,806,116       1,975,026      2,831,326
 9/30/2002       1,756,364          2,635,933       1,832,366      2,627,997
10/31/2002       1,862,975          2,748,407       1,925,048      2,712,256
11/30/2002       1,987,795          2,978,613       2,115,891      2,954,308
12/31/2002       1,826,386          2,779,617       1,969,971      2,789,815
 1/31/2003       1,762,462          2,706,216       1,916,453      2,712,601
 2/28/2003       1,722,807          2,621,886       1,865,348      2,630,638
 3/31/2003       1,731,938          2,675,954       1,893,587      2,664,512
 4/30/2003       1,917,602          2,897,118       2,072,796      2,917,154
 5/31/2003       2,133,715          3,192,537       2,306,381      3,230,202
 6/30/2003       2,215,863          3,300,728       2,350,829      3,288,658
 7/31/2003       2,389,365          3,493,734       2,528,543      3,494,430
 8/31/2003       2,562,833          3,678,998       2,664,357      3,654,645
 9/30/2003       2,517,215          3,588,638       2,596,912      3,587,186
10/31/2003       2,699,965          3,914,219       2,821,256      3,888,427
11/30/2003       2,776,104          4,018,446       2,913,238      4,026,419
12/31/2003       2,669,501          4,024,170       2,926,262      4,108,107
 1/31/2004       2,785,091          4,212,446       3,079,989      4,286,587
 2/29/2004       2,687,613          4,196,614       3,075,223      4,325,013
 3/31/2004       2,644,880          4,167,609       3,089,598      4,365,321
 4/30/2004       2,489,625          3,963,959       2,934,506      4,142,759
 5/31/2004       2,544,397          4,046,641       2,992,879      4,208,695
 6/30/2004       2,626,581          4,162,010       3,092,464      4,385,938
 7/31/2004       2,331,353          3,794,833       2,814,885      4,090,619
 8/31/2004       2,227,841          3,671,895       2,754,284      4,069,594
 9/30/2004       2,383,893          3,881,664       2,906,582      4,260,645


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.
In mid-September, we implemented some changes to the portfolio's structure. The volatility that exists in the market today--and we believe is here to stay--led us to attempt to reduce some of the risks inherent in a relatively concentrated portfolio. Specifically, we increased the number of holdings from 75 to approximately 125 and we reduced the sector concentration. Our strategy remains the same and we are confident this new structure is the best way to better position the portfolio in the current market environment.

FUND AND MANAGER REVIEW


LOOMIS SAYLES TAX-MANAGED EQUITY FUND

PORTFOLIO REVIEW | We positioned the portfolio with stocks we believed would benefit from an improving economic environment driven by moderate GDP growth and higher interest rates. Still, the Fund lagged its benchmark, the S&P 500 Index, for the 2 months ended September 30, 2004.

The Fund's holdings in healthcare, energy and consumer staples were positive contributors to performance. Stock selection was the key in healthcare and materials while overweighting energy proved advantageous.

In terms of specific holdings, the three stocks that performed best for the year on a relative basis included Harris Corp., ConocoPhillips and Praxair. Harris, a provider of products and services for the communication markets, saw an increase in order flow. ConocoPhillips advanced on higher energy prices. Praxair, an industrial gas provider, saw a gain in profits due to the expanding economy.

The Fund's relative performance suffered somewhat from stock selections in the telecommunication and consumer discretionary sectors. In addition, overweighting the technology sector hurt performance. In particular, the sell-off in technology stocks and concerns about slowing top-line growth hurt Intel and VERITAS Software. We sold VERITAS, but Intel remains a core holding based on its attractive valuation and long-term market opportunity potential.

OUTLOOK | We continue to believe the U.S. equity market will generate moderate returns for 2004. Although domestic politics, tensions in the Middle East, higher oil prices and rising interest rates have weighed on market performance so far this year, fundamentals continue to improve. In addition, we believe earnings announcements will continue to be positive.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of assets in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $5.2 million

 [PHOTO]     [PHOTO]

Robert Ix Mark A. Shank
ROBERT IX MARK A. SHANK

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                 SINCE           SINCE
FUND NAME                            1 YEAR 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
--------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND                          13.40%   4.05%        9.05%            10.17%
RETURN AFTER TAXES ON DISTRIBUTIONS  12.87    0.30         5.21              6.84
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES               9.06    1.46         5.84              7.16
LIPPER MULTI-CAP CORE FUNDS INDEX(c) 13.97    1.02         6.08              8.32
S&P 500 INDEX(c)                     13.87   -1.31         6.22              9.18

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-   Lipper Multi-Cap
            Managed Equity Fund     Core Index        S&P 500 Index
            -------------------   ----------------    -------------
03/07/1997        $250,000          $250,000           $250,000
03/31/1997         239,400           240,761            239,728
04/30/1997         249,995           249,093            254,039
05/31/1997         260,386           265,902            269,506
06/30/1997         264,664           275,935            281,581
07/31/1997         285,059           296,903            303,985
08/31/1997         272,223           288,745            286,955
09/30/1997         281,799           304,622            302,671
10/31/1997         272,630           293,161            292,563
11/30/1997         273,853           298,142            306,106
12/31/1997         270,575           302,300            311,363
01/31/1998         274,989           303,991            314,807
02/28/1998         295,293           325,697            337,512
03/31/1998         310,079           340,978            354,796
04/30/1998         316,259           344,674            358,365
05/31/1998         307,210           335,215            352,206
06/30/1998         316,700           344,621            366,512
07/31/1998         319,128           337,592            362,609
08/31/1998         272,561           285,037            310,184
09/30/1998         299,927           298,549            330,055
10/31/1998         312,507           318,921            356,902
11/30/1998         327,514           336,014            378,533
12/31/1998         363,190           358,799            400,346
01/31/1999         375,218           370,701            417,087
02/28/1999         362,604           356,420            404,125
03/31/1999         383,139           367,674            420,293
04/30/1999         394,287           382,673            436,569
05/31/1999         388,420           378,397            426,260
06/30/1999         413,943           396,944            449,917
07/31/1999         411,890           388,203            435,868
08/31/1999         406,902           381,437            433,712
09/30/1999         394,874           371,928            421,822
10/31/1999         400,155           390,806            448,515
11/30/1999         402,795           403,387            457,632
12/31/1999         430,627           433,310            484,585
01/31/2000         417,766           421,067            460,238
02/29/2000         439,940           437,289            451,526
03/31/2000         482,958           465,317            495,699
04/30/2000         482,958           448,043            480,785
05/31/2000         489,611           432,472            470,921
06/30/2000         482,515           450,709            482,531
07/31/2000         473,202           443,666            474,989
08/31/2000         510,455           474,966            504,490
09/30/2000         494,933           453,148            477,856
10/31/2000         494,489           448,028            475,836
11/30/2000         482,071           409,881            438,322
12/31/2000         505,560           418,852            440,467
01/31/2001         484,405           433,310            456,094
02/28/2001         473,013           394,303            414,507
03/31/2001         457,825           370,916            388,248
04/30/2001         474,098           400,964            418,418
05/31/2001         477,895           404,342            421,222
06/30/2001         459,995           397,384            410,970
07/31/2001         455,113           389,394            406,924
08/31/2001         436,669           367,333            381,450
09/30/2001         416,056           329,678            350,647
10/31/2001         423,108           338,629            357,333
11/30/2001         438,297           365,222            384,743
12/31/2001         446,478           373,780            388,114
01/31/2002         442,615           365,514            382,450
02/28/2002         440,959           358,912            375,074
03/31/2002         461,931           373,438            389,180
04/30/2002         454,205           357,565            365,585
05/31/2002         451,997           354,636            362,892
06/30/2002         427,714           326,853            337,043
07/31/2002         399,016           301,075            310,776
08/31/2002         397,360           302,980            312,810
09/30/2002         374,181           275,117            278,814
10/31/2002         387,978           292,537            303,354
11/30/2002         399,568           310,351            321,209
12/31/2002         388,649           292,519            302,338
01/31/2003         376,452           287,579            294,418
02/28/2003         374,234           282,614            290,001
03/31/2003         375,343           283,528            292,816
04/30/2003         399,183           305,579            316,936
05/31/2003         418,588           326,243            333,634
06/30/2003         419,142           331,114            337,890
07/31/2003         426,350           337,512            343,848
08/31/2003         434,666           347,890            350,554
09/30/2003         424,686           343,263            346,831
10/31/2003         443,537           363,706            366,451
11/30/2003         447,418           369,385            369,675
12/31/2003         467,972           384,112            389,063
01/31/2004         479,884           393,136            396,204
02/29/2004         489,527           399,242            401,711
03/31/2004         486,701           394,711            395,651
04/30/2004         479,877           386,400            389,440
05/31/2004         482,132           391,028            394,784
06/30/2004         494,041           399,684            402,461
07/31/2004         473,637           383,296            389,140
08/31/2004         470,795           383,014            390,714
09/30/2004         481,596           391,205            394,946

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(d)
                                    [CHART]

             Loomis Sayles Tax-     Lipper Multi-Cap
             Managed Equity Fund        Core Index      S&P 500 Index
             -------------------    -----------------   -------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151
10/31/2003          550,356             476,968            511,540
11/30/2003          555,171             484,415            516,041
12/31/2003          580,676             503,729            543,104
01/31/2004          595,589             515,564            553,073
02/29/2004          607,561             523,571            560,760
03/31/2004          604,037             517,628            552,300
04/30/2004          595,580             506,730            543,630
05/31/2004          598,380             512,799            551,090
06/30/2004          613,160             524,150            561,806
07/31/2004          587,836             502,659            543,212
08/31/2004          584,309             502,289            545,409
09/30/2004          597,568             513,030            551,317







Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted. Performance data reflects certain fee waivers and reimbursements, without which, performance and rankings would be lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 9 for a description of the indexes and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW


LOOMIS SAYLES VALUE FUND

PORTFOLIO REVIEW | Buoyed by performance in the energy, industrials and financials sectors, the Fund outperformed its benchmark, the S&P 500 Index, during the fiscal year ended September 30, 2004. The Fund's energy holdings benefited from rising oil and natural gas prices. Positive stock-picking helped propel the Fund's financials sector, as two banks represented in the portfolio were taken over at prices well above their costs. The Fund's industrials sector also performed well due to our position in Tyco, which continued to benefit from strong business growth.

Although no sectors generated negative performance for the year, the consumer staples and healthcare areas were uninspiring. The consumer staples sector generally lagged as disappointing performance from a number of bell weather stocks dragged down the whole group. Healthcare lagged due to our position in McKesson, which reduced its earnings guidance due to a lack of price increases from the pharmaceutical companies.

Throughout the fiscal year we favored attractively-valued companies with economic sensitivity. Given our forecast for rising interest rates, we underweighted the financials sector. Within the final few months of the year, we increased the Fund's energy weighting, because we believed oil and natural gas prices would remain high.

OUTLOOK | In the short term, we believe the market may remain volatile, as election uncertainty and continued increases in energy prices weigh on the market. Longer-term, we are confident in the market's potential. Continued economic growth should promote earnings and dividend growth, which would be positive for stock prices. However, further increases in interest rates may put a damper on the stock market, so our forecast is for solid, but not overly robust returns. The best performance may include energy and other economically-sensitive areas.

 KEY FUND FACTS

 OBJECTIVE | Long-term growth of capital and income

 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies

 FUND INCEPTION DATE | 5/13/91

 EXPENSE RATIO | 0.85%

 TOTAL NET ASSETS | $33.6 million

[PHOTO]       [PHOTO]

Warren Koontz James Carroll
WARREN KOONTZ JAMES CARROLL

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                        SINCE
                                         1 YEAR 5 YEARS 10 YEARS INCEPTION(a)
   --------------------------------------------------------------------------
   LOOMIS SAYLES VALUE FUND              19.38%   3.03%   9.60%      9.85%
   LIPPER LARGE-CAP VALUE FUNDS INDEX(b) 16.69    1.35   10.26      10.38
   S&P 500 INDEX(b)                      13.87   -1.31   11.08      10.68

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

            Loomis Sayles   Lipper Large-Cap
             Value Fund     Value Funds Index   S&P 500 Index
            -------------   -----------------   -------------
05/13/1991  $  250,000      $  250,000          $   250,000
05/31/1991     263,750         260,446              260,785
06/30/1991     248,750         247,339              248,838
07/31/1991     257,000         258,858              260,436
08/31/1991     263,250         265,201              262,978
09/30/1991     256,250         263,184              262,144
10/31/1991     257,250         268,159              265,669
11/30/1991     240,500         256,911              254,964
12/31/1991     267,887         284,716              284,123
01/31/1992     276,529         282,621              278,829
02/29/1992     282,375         287,719              282,440
03/31/1992     275,766         281,277              276,947
04/30/1992     282,120         286,450              285,078
05/31/1992     282,629         288,668              286,476
06/30/1992     276,529         282,325              282,214
07/31/1992     287,712         293,299              293,743
08/31/1992     279,325         287,289              287,731
09/30/1992     281,358         290,677              291,112
10/31/1992     283,900         292,636              292,118
11/30/1992     299,658         304,674              302,065
12/31/1992     305,652         309,352              305,772
01/31/1993     312,545         312,900              308,328
02/28/1993     315,461         315,955              312,530
03/31/1993     321,293         325,136              319,125
04/30/1993     312,810         319,076              311,411
05/31/1993     319,702         327,700              319,741
06/30/1993     319,437         329,180              320,678
07/31/1993     317,051         328,208              319,388
08/31/1993     329,776         341,482              331,507
09/30/1993     327,920         342,711              328,964
10/31/1993     335,078         348,613              335,769
11/30/1993     330,306         343,067              332,569
12/31/1993     341,961         350,389              336,590
01/31/1994     355,103         361,813              348,033
02/28/1994     351,544         353,113              338,586
03/31/1994     337,033         338,450              323,825
04/30/1994     343,878         342,660              327,978
05/31/1994     347,711         347,605              333,360
06/30/1994     337,033         339,230              325,189
07/31/1994     348,806         349,126              335,867
08/31/1994     364,138         363,280              349,637
09/30/1994     351,544         353,816              341,087
10/31/1994     350,996         359,615              348,750
11/30/1994     334,569         347,102              336,049
12/31/1994     338,950         351,034              341,034
01/31/1995     346,131         357,357              349,878
02/28/1995     365,089         370,646              363,513
03/31/1995     374,855         379,335              374,240
04/30/1995     388,930         390,363              385,260
05/31/1995     405,591         404,834              400,658
06/30/1995     408,463         413,616              409,964
07/31/1995     424,262         426,690              423,560
08/31/1995     426,560         429,282              424,625
09/30/1995     440,060         444,703              442,545
10/31/1995     429,145         441,145              440,963
11/30/1995     448,678         460,256              460,320
12/31/1995     458,348         467,728              469,187
01/31/1996     471,875         482,113              485,156
02/29/1996     475,965         487,530              489,655
03/31/1996     480,998         492,803              494,368
04/30/1996     480,998         499,503              501,656
05/31/1996     490,121         508,756              514,594
06/30/1996     491,065         509,051              516,557
07/31/1996     473,133         489,082              493,735
08/31/1996     484,458         501,793              504,150
09/30/1996     508,601         526,381              532,526
10/31/1996     522,477         537,498              547,214
11/30/1996     558,944         576,000              588,576
12/31/1996     555,351         566,255              576,914
01/31/1997     584,543         594,832              612,957
02/28/1997     588,458         599,601              617,761
03/31/1997     568,523         576,688              592,378
04/30/1997     588,458         602,345              627,742
05/31/1997     624,058         637,054              665,961
06/30/1997     654,673         663,641              695,797
07/31/1997     711,826         713,656              751,160
08/31/1997     689,343         683,123              709,079
09/30/1997     724,517         718,085              747,913
10/31/1997     697,684         696,421              722,934
11/30/1997     718,353         719,260              756,401
12/31/1997     717,570         727,491              769,391
01/31/1998     719,197         728,533              777,901
02/28/1998     766,791         776,460              834,007
03/31/1998     789,978         810,968              876,716
04/30/1998     796,486         819,212              885,536
05/31/1998     782,656         805,276              870,316
06/30/1998     781,435         820,337              905,667
07/31/1998     746,452         806,111              896,023
08/31/1998     641,501         696,099              766,478
09/30/1998     685,434         729,554              815,580
10/31/1998     743,604         787,979              881,920
11/30/1998     769,232         828,198              935,371
12/31/1998     793,193         860,189              989,272
01/31/1999     791,361         874,489            1,030,640
02/28/1999     768,005         854,461              998,609
03/31/1999     795,941         880,403            1,038,562
04/30/1999     853,186         932,283            1,078,780
05/31/1999     848,149         916,368            1,053,306
06/30/1999     869,673         956,763            1,111,763
07/31/1999     837,615         929,600            1,077,048
08/31/1999     802,352         912,659            1,071,719
09/30/1999     757,472         878,903            1,042,339
10/31/1999     785,866         921,229            1,108,299
11/30/1999     780,930         924,442            1,130,829
12/31/1999     782,659         952,911            1,197,430
01/31/2000     748,924         912,630            1,137,268
02/29/2000     688,719         874,249            1,115,741
03/31/2000     758,266         954,304            1,224,892
04/30/2000     755,152         943,680            1,188,040
05/31/2000     768,127         944,384            1,163,665
06/30/2000     749,962         933,958            1,192,353
07/31/2000     746,848         929,738            1,173,717
08/31/2000     797,191         983,551            1,246,616
09/30/2000     784,735         968,022            1,180,803
10/31/2000     814,319         975,755            1,175,811
11/30/2000     796,672         933,933            1,083,111
12/31/2000     840,165         971,538            1,088,412
01/31/2001     851,185         979,621            1,127,028
02/28/2001     828,095         932,405            1,024,263
03/31/2001     797,134         896,167              959,376
04/30/2001     835,442         946,942            1,033,930
05/31/2001     849,086         962,182            1,040,857
06/30/2001     834,393         936,035            1,015,524
07/31/2001     827,571         929,657            1,005,527
08/31/2001     796,609         886,115              942,579
09/30/2001     729,438         816,964              866,463
10/31/2001     734,685         822,288              882,986
11/30/2001     775,371         875,034              950,716
12/31/2001     792,655         888,223              959,045
01/31/2002     785,626         871,835              945,049
02/28/2002     781,841         867,010              926,824
03/31/2002     808,335         905,288              961,681
04/30/2002     788,330         866,699              903,376
05/31/2002     793,737         867,866              896,721
06/30/2002     735,882         807,346              832,848
07/31/2002     674,243         737,605              767,941
08/31/2002     682,354         742,570              772,965
09/30/2002     603,953         656,741              688,960
10/31/2002     647,209         704,932              749,600
11/30/2002     687,220         749,126              793,721
12/31/2002     660,364         713,451              747,091
01/31/2003     645,108         696,464              727,520
02/28/2003     620,045         679,041              716,604
03/31/2003     616,776         678,604              723,562
04/30/2003     666,903         735,895              783,162
05/31/2003     715,940         781,191              824,425
06/30/2003     728,471         790,129              834,942
07/31/2003     732,285         801,134              849,663
08/31/2003     746,996         814,674              866,233
09/30/2003     736,644         805,523              857,034
10/31/2003     773,149         849,965              905,517
11/30/2003     788,405         860,420              913,484
12/31/2003     833,639         913,198              961,391
01/31/2004     844,666         927,032              979,037
02/29/2004     863,412         946,582              992,645
03/31/2004     860,577         935,257              977,670
04/30/2004     844,571         918,021              962,322
05/31/2004     857,830         924,729              975,528
6/30/2004      874,387         945,085              994,497
7/31/2004      861,708         922,336              961,582
8/31/2004      864,982         929,020              965,472
9/30/2004      879,401         939,998              975,928




Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

FUND AND MANAGER REVIEW


LOOMIS SAYLES WORLDWIDE FUND

PORTFOLIO REVIEW | The Fund slightly lagged its benchmark, the S&P 500 Index, for the 12 months ended September 30, 2004.

On the stock side, our higher quality emphasis helped to generate solid absolute returns for the portfolio. The economically-sensitive sectors were among our best performers, especially materials, which generated strong absolute and relative returns. Strong stock selection was particularly helpful in healthcare, which more than made up for the drag we had in telecommunication services.

In the bond portfolio, our currency and country strategies were keys to performance. We positioned the portfolio to take advantage of a weaker U.S. dollar and invested nearly 75% of the portfolio in non-dollar currencies. In particular, the portfolio realized double-digit returns from several currencies, including the euro, U.K. sterling, Canadian dollar, Australian dollar, New Zealand dollar and Swedish krona. Emerging market positions, which advanced strongly for the year, dominated our country strategy. The portfolio realized notable gains from positions in Brazil.

Issue selection in the bond portfolio also enhanced performance. Specifically, we focused on BBB-rated corporate securities, which were strong out-performers for the year. Our issue selections also helped offset the negative impact of our duration strategy. We maintained a shorter duration (sensitivity to interest rate changes), which cost the portfolio some performance in the declining yield environment.

OUTLOOK | We continue to believe we will see modest returns in the equity markets this year. Although domestic political events, tension in the Middle East, higher oil prices and rising interest rates have weighed on market performance this year, fundamentals continue to improve and earnings remain solid. Within the bond portfolio, we continue to favor non-U.S. dollar currency exposure. We also plan to use corporates and emerging market debt for added income and exposure to upgrade candidates. Nevertheless, we are not spending our "quality budget" as aggressively as we would if spreads were wider.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of capital appreciation and current income

 STRATEGY | Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging securities markets

 FUND INCEPTION DATE | 5/1/96

 EXPENSE RATIO | 1.00%

 TOTAL NET ASSETS | $17.3 million

[PHOTO]                [PHOTO]

Daniel Fuss         David Rolley
   DANIEL FUSS      DAVID ROLLEY

[PHOTO]                [PHOTO]

                    Warren Koontz
MARK B. BARIBEAU    WARREN KOONTZ
effective 10/1/04 effective 10/1/04

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2004

                                                                   SINCE
                                             1 YEAR 5 YEARS INCEPTION(a)
       -----------------------------------------------------------------
       LOOMIS SAYLES WORLDWIDE FUND          13.24%  11.87%    10.16%
       LIPPER GLOBAL FLEXIBLE FUNDS INDEX(b) 12.55    3.23      6.44
       S&P 500 INDEX(b)                      13.87   -1.31      8.23

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2004(c)

                                    [CHART]

                Loomis Sayles     Lipper Global
                Worldwide Fund  Flexible Funds Index  S&P 500 Index
                --------------  --------------------  -------------
05/01/1996        $250,000            $250,000        $250,000
05/31/1996         252,250             251,586         256,447
06/30/1996         253,000             252,629         257,426
07/31/1996         244,500             246,466         246,053
08/31/1996         250,500             250,102         251,243
09/30/1996         258,500             257,121         265,384
10/31/1996         263,500             260,291         272,704
11/30/1996         276,250             271,371         293,316
12/31/1996         273,097             271,756         287,504
01/31/1997         273,097             276,787         305,466
02/28/1997         273,611             278,385         307,860
03/31/1997         273,097             273,834         295,211
04/30/1997         275,666             276,512         312,835
05/31/1997         283,631             288,138         331,881
06/30/1997         286,971             296,211         346,750
07/31/1997         302,330             308,392         374,340
08/31/1997         295,076             299,543         353,369
09/30/1997         306,742             312,306         372,722
10/31/1997         289,110             301,232         360,274
11/30/1997         289,370             302,170         376,952
12/31/1997         282,692             304,762         383,426
01/31/1998         291,293             305,506         387,666
02/28/1998         309,069             319,280         415,627
03/31/1998         311,936             329,994         436,911
04/30/1998         307,922             332,904         441,306
05/31/1998         294,733             330,053         433,721
06/30/1998         282,405             329,795         451,338
07/31/1998         282,405             326,570         446,532
08/31/1998         252,301             290,436         381,974
09/30/1998         252,014             295,085         406,443
10/31/1998         270,077             310,493         439,504
11/30/1998         286,132             324,396         466,142
12/31/1998         291,114             332,163         493,003
01/31/1999         295,187             336,107         513,619
02/28/1999         289,547             327,933         497,656
03/31/1999         298,634             338,611         517,566
04/30/1999         311,169             356,802         537,609
05/31/1999         312,736             351,118         524,914
06/30/1999         319,943             364,134         554,046
07/31/1999         325,897             363,883         536,746
08/31/1999         324,644             362,603         534,090
09/30/1999         322,137             360,621         519,449
10/31/1999         334,671             367,933         552,320
11/30/1999         387,079             380,851         563,548
12/31/1999         467,272             406,460         596,738
01/31/2000         451,347             398,155         566,757
02/29/2000         515,728             420,307         556,028
03/31/2000         507,934             418,265         610,424
04/30/2000         484,893             404,266         592,059
05/31/2000         472,694             397,916         579,912
06/30/2000         487,942             412,180         594,208
07/31/2000         472,016             407,090         584,921
08/31/2000         485,231             420,974         621,250
09/30/2000         472,016             408,554         588,452
10/31/2000         449,652             400,636         585,964
11/30/2000         426,926             385,157         539,767
12/31/2000         446,497             400,748         542,409
01/31/2001         450,281             405,929         561,653
02/28/2001         438,929             385,458         510,441
03/31/2001         418,591             366,444         478,104
04/30/2001         425,686             385,129         515,258
05/31/2001         432,308             382,183         518,710
06/30/2001         428,997             376,598         506,085
07/31/2001         424,267             371,266         501,103
08/31/2001         421,902             362,098         469,733
09/30/2001         402,510             338,224         431,801
10/31/2001         410,550             346,217         440,035
11/30/2001         417,172             358,725         473,789
12/31/2001         418,713             359,167         477,939
01/31/2002         412,510             356,843         470,965
02/28/2002         413,543             353,916         461,882
03/31/2002         421,297             363,747         479,253
04/30/2002         423,365             358,846         450,197
05/31/2002         430,602             363,067         446,880
06/30/2002         420,780             349,394         415,049
07/31/2002         401,137             328,712         382,703
08/31/2002         405,790             330,347         385,207
09/30/2002         389,248             310,026         343,343
10/31/2002         399,069             323,079         373,562
11/30/2002         415,611             336,044         395,550
12/31/2002         417,580             327,497         372,312
01/31/2003         421,323             322,306         362,559
02/28/2003         425,600             318,934         357,119
03/31/2003         426,670             318,595         360,586
04/30/2003         448,057             337,122         390,288
05/31/2003         471,582             355,162         410,851
06/30/2003         475,325             359,456         416,092
07/31/2003         469,443             362,263         423,429
08/31/2003         479,068             369,911         431,687
09/30/2003         498,316             375,567         427,102
10/31/2003         517,030             389,936         451,263
11/30/2003         521,842             396,191         455,234
12/31/2003         547,702             409,462         479,108
01/31/2004         556,008             418,719         487,902
02/29/2004         562,654             424,606         494,684
03/31/2004         568,259             426,515         487,221
04/30/2004         557,689             414,215         479,572
05/31/2004         566,445             416,130         486,154
06/30/2004         577,378             421,198         495,607
07/31/2004         569,006             411,174         479,204
08/31/2004         571,168             412,788         481,142
09/30/2004         564,315             422,703         486,353



Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Index performance data is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. (b) See page 9 for a description of the indexes.
(c) The mountain chart is based on the Fund's minimum initial investment of $250,000.
Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than those of the U.S.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Multi-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2004 is available on (i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
Beginning next quarter, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/04                   9/30/04              4/1/04 - 9/30/04
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $1,006.50                  $5.02
Hypothetical (5% return before expenses)               $1,000.00                $1,020.00                  $5.05

Retail Class
------------
Actual                                                 $1,000.00                $1,005.30                  $6.27
Hypothetical (5% return before expenses)               $1,000.00                $1,018.75                  $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND

                                                     Beginning               Ending               Expenses Paid
                                                   Account Value          Account Value           During Period*
Institutional Class                                   4/1/04                 9/30/04             4/1/04 - 9/30/04
-------------------                                -------------          -------------          ----------------
Actual                                               $1,000.00              $1,000.00                 $4.50
Hypothetical (5% return before expenses)             $1,000.00              $1,020.50                 $4.55
*Expenses are equal to the Fund's annualized expense ratio 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                       Beginning                 Ending                Expenses Paid
                                                     Account Value            Account Value            During Period*
Institutional Class                                     4/1/04                   9/30/04              4/1/04 - 9/30/04
-------------------                                  -------------            -------------           ----------------
Actual                                                 $1,000.00                $  947.10                  $4.87
Hypothetical (5% return before expenses)               $1,000.00                $1,020.00                  $5.05

Retail Class
------------
Actual                                                 $1,000.00                $  945.10                  $6.08
Hypothetical (5% return before expenses)               $1,000.00                $1,018.75                  $6.31
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and Retail Class,
 respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                                Beginning      Ending      Expenses Paid
                                              Account Value Account Value  During Period*
Institutional Class                              4/1/04        9/30/04    4/1/04 - 9/30/04
-------------------                           ------------- ------------- ----------------
Actual                                          $1,000.00     $1,023.90        $4.55
Hypothetical (5% return before expenses)        $1,000.00     $1,020.50        $4.55

Retail Class
------------
Actual                                          $1,000.00     $1,022.80        $5.82
Hypothetical (5% return before expenses)        $1,000.00     $1,019.25        $5.81

Admin Class
-----------
Actual                                          $1,000.00     $1,021.30        $7.07
Hypothetical (5% return before expenses)        $1,000.00     $1,018.00        $7.06
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15% and 1.40% for the Institutional, Retail and Admin Classes, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  901.00                  $4.28
Hypothetical (5% return before expenses)              $1,000.00               $1,020.50                  $4.55
*Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  989.50                  $3.23
Hypothetical (5% return before expenses)              $1,000.00               $1,021.75                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,021.80                  $4.30
Hypothetical (5% return before expenses)              $1,000.00               $1,020.75                  $4.29
*Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

LOOMIS SAYLES WORLDWIDE FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                    4/1/04                  9/30/04              4/1/04 - 9/30/04
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $  993.20                  $4.98
Hypothetical (5% return before expenses)              $1,000.00               $1,020.00                  $5.05
*Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                SHARES  VALUE (A)
-----------------------------------------------------------------

COMMON STOCKS - 97.7% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 2.0%
TCF Financial Corp.                             32,850 $  995,027
                                                       ----------
BIOTECHNOLOGY - 7.4%
Genzyme Corp.(c)                                13,425    730,454
Gilead Sciences, Inc.(c)                        23,550    880,299
ImClone Systems, Inc.(c)                         6,925    365,986
Martek Biosciences Corp.(c)                      9,100    442,624
Onyx Pharmaceuticals, Inc.(c)                    9,700    417,197
OSI Pharmaceuticals, Inc.(c)                     6,300    387,198
Pharmion Corp.(c)                                9,650    498,867
                                                       ----------
                                                        3,722,625
                                                       ----------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                        14,050  1,032,534
T. Rowe Price Group, Inc.                       14,775    752,639
                                                       ----------
                                                        1,785,173
                                                       ----------
CHEMICALS - 1.1%
Lyondell Chemical Co.                           23,650    531,179
                                                       ----------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                         15,375    516,446
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 4.5%
Corporate Executive Board Co.                   16,150    989,026
Iron Mountain, Inc.(c)                          38,325  1,297,301
                                                       ----------
                                                        2,286,327
                                                       ----------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                       32,700    771,720
Research In Motion Ltd.(c)                      23,125  1,765,362
                                                       ----------
                                                        2,537,082
                                                       ----------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                         35,825  1,388,219
Network Appliance, Inc.(c)                      32,950    757,850
                                                       ----------
                                                        2,146,069
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES - 4.2%
Chicago Mercantile Exchange                      6,700  1,080,710
Moody's Corp.                                   14,475  1,060,294
                                                       ----------
                                                        2,141,004
                                                       ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.7%
Cree, Inc.(c)                                   27,425    837,285
                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            7,925    463,613
                                                       ----------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                    17,550  1,065,812
                                                       ----------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.5%
Advanced Medical Optics, Inc.(c)                18,900    747,873
Dade Behring Holdings, Inc.(c)                  18,275  1,018,246
Fisher Scientific International, Inc.(c)        16,750    977,028
                                                       ----------
                                                        2,743,147
                                                       ----------

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 3.0%
Covance, Inc.(c)                                  37,700 $1,506,869
                                                         ----------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                 20,100  1,233,537
Toll Brothers, Inc.(c)                            26,950  1,248,593
                                                         ----------
                                                          2,482,130
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.8%
Starbucks Corp.(c)                                22,025  1,001,256
Starwood Hotels & Resorts Worldwide, Inc.         22,450  1,042,129
Station Casinos, Inc.                             23,575  1,156,118
Yum! Brands, Inc.                                 18,725    761,359
                                                         ----------
                                                          3,960,862
                                                         ----------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.             14,150  1,524,662
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Ask Jeeves, Inc.(c)                               16,000    523,360
Yahoo! Inc.(c)                                    27,825    943,546
                                                         ----------
                                                          1,466,906
                                                         ----------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)           35,500  1,083,105
                                                         ----------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)     36,500  1,132,230
                                                         ----------
METALS & MINING - 6.3%
Freeport-McMoRan Copper & Gold, Inc., Class B     29,675  1,201,837
Nucor Corp.                                       12,900  1,178,673
Steel Dynamics, Inc.                              20,825    804,262
                                                         ----------
                                                          3,184,772
                                                         ----------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)              25,075  1,529,826
                                                         ----------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                    22,575  1,014,746
                                                         ----------
OIL & GAS EXPLORATION - 4.2%
EOG Resources, Inc.                               16,175  1,065,124
Ultra Petroleum Corp.(c)                          21,750  1,066,837
                                                         ----------
                                                          2,131,961
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Marvell Technology Group Ltd.(c)                  28,025    732,293
                                                         ----------
SOFTWARE - 3.1%
Symantec Corp.(c)                                 28,150  1,544,872
                                                         ----------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                    25,825    733,172
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                    21,875    927,938
                                                         ----------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                  30,825    699,419
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                           SHARES    VALUE (A)
------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                               19,200 $ 1,105,920
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)                          52,600     872,108
                                                                  -----------

TOTAL COMMON STOCKS
 (Identified Cost $44,036,477)                                     49,404,580
                                                                  -----------

                                                 PRINCIPAL AMOUNT
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$1,651,030 on 10/1/04 collateralized by
$1,175,000 U.S. Treasury Bond, 8.500% due
2/15/20 with a value of $1,684,656                     $1,651,000   1,651,000
                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $1,651,000)                                       1,651,000
                                                                  -----------

TOTAL INVESTMENTS - 101.0%
 (Identified Cost $45,687,477)(b)                                  51,055,580
 Other assets less liabilities--(1.0)%                               (482,395)
                                                                  -----------

TOTAL NET ASSETS  -  100%                                         $50,573,185
                                                                  -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net
   unrealized appreciation on
   investments based on cost of
   $46,347,575 for federal income
   tax purposes was as follows:
   Aggregate gross unrealized
   appreciation for all
   investments in which there is
   an excess of value over tax
   cost                                                           $4,860,172
   Aggregate gross unrealized
   depreciation for all
   investments in which there is
   an excess of tax cost over
   value                                                            (152,167)
                                                                  ----------
   Net unrealized appreciation                                    $4,708,005
                                                                  ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $108,430,596 of which $87,288,208 expires on September 30, 2010 and $21,142,388 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $498,755 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
(c)Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure     7.8% Software                          3.1%
Biotechnology                     7.4  Office Electronics                3.0
Metals & Mining                   6.3  Household Durables                3.0
Healthcare - Equipment & Supplies 5.5  Healthcare Providers & Services   3.0
Communications Equipment          5.0  Internet Software & Services      2.9
Home Construction                 4.9  Media                             2.2
Commercial Services & Supplies    4.5  Trading Companies & Distributors  2.2
Computers & Peripherals           4.2  IT Services                       2.1
Diversified Financial Services    4.2  Energy Equipment & Services       2.1
Oil & Gas Exploration             4.2  Oil & Gas Drilling Equipment      2.0
Capital Markets                   3.5  Banks/Savings & Loans             2.0
                                       Other, less than 2% each         12.6

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES MID CAP GROWTH FUND


                                                SHARES VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - 96.9% OF TOTAL NET ASSETS

BANKS/SAVINGS & LOANS - 1.9%
TCF Financial Corp.                              5,350  $162,052
                                                       ---------
BIOTECHNOLOGY - 7.3%
Genzyme Corp.(c)                                 2,275   123,783
Gilead Sciences, Inc.(c)                         3,850   143,913
ImClone Systems, Inc.(c)                         1,175    62,099
Martek Biosciences Corp.(c)                      1,525    74,176
Onyx Pharmaceuticals, Inc.(c)                    1,625    69,891
OSI Pharmaceuticals, Inc.(c)                     1,050    64,533
Pharmion Corp.(c)                                1,625    84,006
                                                       ---------
                                                         622,401
                                                       ---------
CAPITAL MARKETS - 3.5%
Blackrock, Inc., Class A                         2,375   174,539
T. Rowe Price Group, Inc.                        2,475   126,076
                                                       ---------
                                                         300,615
                                                       ---------
CHEMICALS - 1.1%
Lyondell Chemical Co.                            4,000    89,840
                                                       ---------
COMMERCIAL BANKS - 1.0%
East West Bancorp, Inc.                          2,600    87,334
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 4.7%
Corporate Executive Board Co.                    2,725   166,879
Iron Mountain, Inc.(c)                           6,925   234,411
                                                       ---------
                                                         401,290
                                                       ---------
COMMUNICATIONS EQUIPMENT - 5.0%
Juniper Networks, Inc.(c)                        5,525   130,390
Research In Motion Ltd.(c)                       3,875   295,817
                                                       ---------
                                                         426,207
                                                       ---------
COMPUTERS & PERIPHERALS - 4.2%
Apple Computer, Inc.(c)                          5,925   229,594
Network Appliance, Inc.(c)                       5,550   127,650
                                                       ---------
                                                         357,244
                                                       ---------
DIVERSIFIED FINANCIAL SERVICES - 4.6%
Chicago Mercantile Exchange                      1,100   177,430
Moody's Corp.                                    2,975   217,919
                                                       ---------
                                                         395,349
                                                       ---------
ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.6%
Cree, Inc.(c)                                    4,625   141,201
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
FLIR Systems, Inc.(c)                            1,350    78,975
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 2.1%
Smith International, Inc.(c)                     2,950   179,154
                                                       ---------
HEALTHCARE - EQUIPMENT & SUPPLIES - 5.7%
Advanced Medical Optics, Inc.(c)                 3,450   136,517
Dade Behring Holdings, Inc.(c)                   3,075   171,333
Fisher Scientific International, Inc.(c)         3,075   179,365
                                                       ---------
                                                         487,215
                                                       ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                  SHARES VALUE (A)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 2.8%
Covance, Inc.(c)                                   5,975  $238,821
                                                         ---------
HOME CONSTRUCTION - 4.9%
Pulte Homes, Inc.                                  3,375   207,124
Toll Brothers, Inc.(c)                             4,500   208,485
                                                         ---------
                                                           415,609
                                                         ---------
HOTELS, RESTAURANTS & LEISURE - 8.6%
Starbucks Corp.(c)                                 3,725   169,338
Starwood Hotels & Resorts Worldwide, Inc.          4,550   211,211
Station Casinos, Inc.                              4,175   204,742
Yum! Brands, Inc.                                  3,750   152,475
                                                         ---------
                                                           737,766
                                                         ---------
HOUSEHOLD DURABLES - 3.0%
Harman International Industries, Inc.              2,350   253,212
                                                         ---------
INTERNET SOFTWARE & SERVICES - 1.5%
Ask Jeeves, Inc.(c)                                3,925   128,387
                                                         ---------
IT SERVICES - 2.1%
Cognizant Technology Solutions Corp.(c)            6,000   183,060
                                                         ---------
MEDIA - 2.2%
XM Satellite Radio Holdings, Inc., Class A(c)      6,125   189,997
                                                         ---------
METALS & MINING - 6.1%
Freeport-McMoRan Copper & Gold, Inc., Class B      4,875   197,437
Nucor Corp.                                        2,100   191,877
Steel Dynamics, Inc.                               3,500   135,170
                                                         ---------
                                                           524,484
                                                         ---------
OFFICE ELECTRONICS - 3.0%
Zebra Technologies Corp., Class A(c)               4,250   259,292
                                                         ---------
OIL & GAS DRILLING EQUIPMENT - 2.0%
Noble Corp.(c)                                     3,800   170,810
                                                         ---------
OIL & GAS EXPLORATION - 4.1%
EOG Resources, Inc.                                2,650   174,502
Ultra Petroleum Corp.(c)                           3,675   180,259
                                                         ---------
                                                           354,761
                                                         ---------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Marvell Technology Group Ltd.(c)                   4,725   123,464
                                                         ---------
SOFTWARE - 3.0%
Symantec Corp.(c)                                  4,750   260,680
                                                         ---------
SPECIALTY RETAIL - 1.5%
PETsMART, Inc.                                     4,475   127,045
                                                         ---------
TEXTILES APPAREL & LUXURY GOODS - 1.8%
Coach, Inc.(c)                                     3,675   155,894
                                                         ---------
THRIFTS & MORTGAGE FINANCE - 1.4%
Commercial Capital Bancorp, Inc.                   5,175   117,421
                                                         ---------
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Fastenal Co.                                       3,200   184,320
                                                         ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Nextel Partners, Inc., Class A(c)              8,875 $  147,148
                                                     ----------

TOTAL COMMON STOCKS
 (Identified Cost $7,394,990)                         8,301,048
                                                     ----------

TOTAL INVESTMENTS - 96.9%
 (Identified Cost $7,394,990)(b)                      8,301,048
 Other assets less liabilities--3.1%                    268,779
                                                     ----------

TOTAL NET ASSETS  -  100%                            $8,569,827
                                                     ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $7,509,846 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost      $816,674
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value       (25,472)
                                                                                                                     --------
 Net unrealized appreciation                                                                                         $791,202
                                                                                                                     --------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $4,658,636 of which $2,388,997 expires on September 30, 2010 and $2,269,639 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $104,716 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Hotels, Restaurants & Leisure                                          8.6%
Biotechnology                                                          7.3
Metals & Mining                                                        6.1
Healthcare - Equipment & Supplies                                      5.7
Communications Equipment                                               5.0
Home Construction                                                      4.9
Commercial Services & Supplies                                         4.7
Diversified Financial Services                                         4.6
Computers & Peripherals                                                4.2
Oil & Gas Exploration                                                  4.1
Capital Markets                                                        3.5
Software                                                               3.0
Office Electronics                                                     3.0
Household Durables                                                     3.0
Healthcare Providers & Services                                        2.8
Media                                                                  2.2
Trading Companies & Distributors                                       2.2
IT Services                                                            2.1
Energy Equipment & Services                                            2.1
Oil & Gas Drilling Equipment                                           2.0
Other, less than 2% each                                              15.8

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 100.6% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.2%
DRS Technologies, Inc.(c)                     17,450 $  653,328
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                  20,850    630,921
                                                     ----------
BANKS/SAVINGS & LOANS - 2.1%
Silicon Valley Bancshares(c)                  17,550    652,333
                                                     ----------
BIOTECHNOLOGY - 6.9%
Keryx Biopharmaceuticals, Inc.(c)             20,950    234,431
Martek Biosciences Corp.(c)                    9,950    483,968
Onyx Pharmaceuticals, Inc.(c)                  6,500    279,565
Pharmion Corp.(c)                              4,750    245,556
Salix Pharmaceuticals Ltd.(c)                 26,087    561,392
Telik, Inc.(c)                                12,700    283,210
                                                     ----------
                                                      2,088,122
                                                     ----------
BUILDING PRODUCTS - 1.7%
Simpson Manufacturing Co., Inc.                8,150    515,080
                                                     ----------
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.(c)            12,200    653,188
                                                     ----------
CHEMICALS - 1.8%
Headwaters, Inc.(c)                           17,250    532,335
                                                     ----------
CHEMICALS - SPECIALTY - 1.2%
Cuno, Inc.(c)                                  6,300    363,825
                                                     ----------
COMMERCIAL BANKS - 2.8%
UCBH Holdings, Inc.                            9,250    361,397
Wintrust Financial Corp.                       8,450    484,016
                                                     ----------
                                                        845,413
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 10.1%
Bright Horizons Family Solutions, Inc.(c)      8,825    479,109
Corporate Executive Board Co.                  5,425    332,227
CoStar Group, Inc.(c)                         13,500    664,065
Educate, Inc.(c)                              30,350    357,827
Heidrick & Struggles International, Inc.(c)   19,775    569,915
Navigant Consulting, Inc.(c)                  30,550    670,878
                                                     ----------
                                                      3,074,021
                                                     ----------
COMMUNICATIONS EQUIPMENT - 3.5%
AudioCodes Ltd.(c)                            23,925    301,216
F5 Networks, Inc.(c)                          14,850    452,331
Tekelec(c)                                    18,950    316,086
                                                     ----------
                                                      1,069,633
                                                     ----------
COMPUTER SERVICES - 1.6%
Sapient Corp.(c)                              65,525    499,956
                                                     ----------
COMPUTERS & PERIPHERALS - 1.1%
Novatel Wireless, Inc.(c)                     14,525    341,338
                                                     ----------
CONSUMER DURABLES & APPAREL - 2.1%
Quiksilver, Inc.(c)                           25,600    650,752
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
National Financial Partners Corp.             11,425    408,787
                                                     ----------

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
ScanSource, Inc.(c)                                5,125 $  326,975
                                                         ----------
ENERGY EQUIPMENT & SERVICES - 1.9%
Input/Output, Inc.(c)                             55,900    576,329
                                                         ----------
HEALTHCARE - DRUGS - 1.8%
First Horizon Pharmaceutical Corp.(c)             26,675    533,767
                                                         ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 8.6%
Advanced Medical Optics, Inc.(c)                  16,750    662,797
ArthroCare Corp.(c)                               19,325    566,029
Epix Pharmaceuticals, Inc.(c)                     19,200    370,752
Given Imaging Ltd.(c)                             14,900    572,905
Intuitive Surgical, Inc.(c)                       17,950    444,263
                                                         ----------
                                                          2,616,746
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 1.6%
United Surgical Partners International, Inc.(c)   14,350    492,923
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 7.2%
Penn National Gaming, Inc.(c)                     14,825    598,930
Scientific Games Corp., Class A(c)                37,875    723,412
Shuffle Master, Inc.(c)                           10,150    380,219
Sonic Corp.(c)                                    19,425    497,863
                                                         ----------
                                                          2,200,424
                                                         ----------
INTERNET SOFTWARE & SERVICES - 2.8%
Akamai Technologies, Inc.(c)                      23,100    324,555
Jupitermedia Corp.(c)                             28,925    514,865
                                                         ----------
                                                            839,420
                                                         ----------
IT SERVICES - 3.5%
Anteon International Corp.(c)                     14,450    529,592
iPayment Holdings, Inc.(c)                        13,650    548,184
                                                         ----------
                                                          1,077,776
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Jakks Pacific, Inc.(c)                            18,725    430,675
                                                         ----------
MACHINERY - 3.8%
Actuant Corp., Class A(c)                         14,450    595,485
Ceradyne, Inc.(c)                                 12,975    569,732
                                                         ----------
                                                          1,165,217
                                                         ----------
METALS & MINING - 1.8%
Steel Dynamics, Inc.                              14,200    548,404
                                                         ----------
OIL & GAS - 4.3%
Cimarex Energy Co.(c)                             10,525    367,743
Denbury Resources, Inc.(c)                        23,075    586,105
Unit Corp.(c)                                     10,525    369,217
                                                         ----------
                                                          1,323,065
                                                         ----------
PHARMACEUTICALS - 0.9%
Bone Care International, Inc.(c)                  10,775    261,833
                                                         ----------
ROAD & RAIL - 1.6%
Old Dominion Freight Line, Inc.(c)                17,100    492,651
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                   SHARES    VALUE (A)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
FormFactor, Inc.(c)                                28,350 $   549,139
Tessera Technologies, Inc.(c)                      22,175     490,068
                                                          -----------
                                                            1,039,207
                                                          -----------
SOFTWARE - 6.2%
Altiris, Inc.(c)                                   19,075     603,724
InfoSpace, Inc.(c)                                  8,300     393,337
JAMDAT Mobile, Inc.(c)                              1,325      30,568
Macrovision Corp.(c)                               13,050     314,244
RSA Security, Inc.(c)                              28,475     549,567
                                                          -----------
                                                            1,891,440
                                                          -----------

SPECIALTY RETAIL - 3.2%
Brookstone, Inc.(c)                                18,750     354,187
Guitar Center, Inc.(c)                             14,100     610,530
                                                          -----------
                                                              964,717
                                                          -----------

TELECOMMUNICATIONS - WIRELESS - 1.3%
Alamosa Holdings, Inc.(c)                          50,625     386,775
                                                          -----------

THRIFTS & MORTGAGE FINANCE - 1.6%
BankAtlantic Bancorp, Inc., Class A                27,000     494,640
                                                          -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,909,044)                             30,642,016
                                                          -----------

TOTAL INVESTMENTS - 100.6%
 (Identified Cost $27,909,044)(b)                          30,642,016
 Other assets less liabilities--(0.6%)                       (186,460)
                                                          -----------

TOTAL NET ASSETS - 100%                                   $30,455,556
                                                          -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $27,927,215 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $2,964,660
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value         (249,859)
                                                                                                                      ----------
 Net unrealized appreciation.                                                                                         $2,714,801
                                                                                                                      ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $209,546,027 of which $150,262,987 expires on September 30, 2010 and
 $59,283,040 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Services & Supplies  10.1% Semiconductors & Semiconductor Equipment  3.4%
Healthcare Equipment & Supplies  8.6  Specialty Retail                          3.2
Hotels, Restaurants & Leisure    7.2  Commercial Banks                          2.8
Biotechnology                    6.9  Internet Software & Services              2.8
Software                         6.2  Aerospace & Defense                       2.2
Oil & Gas                        4.3  Capital Markets                           2.1
Machinery                        3.8  Banks/Savings & Loans                     2.1
IT Services                      3.5  Consumer Durables & Apparel               2.1
Communications Equipment         3.5  Air Freight & Logistics                   2.1
                                      Other, less than 2% each                 23.7

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL CAP VALUE FUND


                                             SHARES   VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

ADVERTISING - 0.7%
Catalina Marketing Corp.                    173,600 $ 4,006,688
                                                    -----------
AEROSPACE & DEFENSE - 2.2%
Allied Defense Group, Inc. (The)(c)          76,175   1,412,285
Moog, Inc., Class A(c)                      128,275   4,656,382
United Defense Industries, Inc.(c)          163,525   6,539,365
                                                    -----------
                                                     12,608,032
                                                    -----------
AUTO COMPONENTS - 1.2%
Cooper Tire & Rubber Co.                    236,450   4,769,196
Dana Corp.                                  136,650   2,417,339
                                                    -----------
                                                      7,186,535
                                                    -----------
AUTOMOBILES - 0.3%
Monaco Coach Corp.                           86,200   1,866,230
                                                    -----------
BIOTECHNOLOGY - 0.5%
Serologicals Corp.(c)                       137,075   3,197,960
                                                    -----------
BUILDING PRODUCTS - 1.4%
Elk Corp.                                   154,375   4,285,450
Lennox International, Inc.                  270,525   4,041,643
                                                    -----------
                                                      8,327,093
                                                    -----------
CHEMICALS - 3.1%
Cytec Industries, Inc.                      122,225   5,982,914
Great Lakes Chemical Corp.                  102,250   2,617,600
Millennium Chemicals, Inc.(c)                75,075   1,592,341
Scotts Co., Class A(c)                       55,125   3,536,269
Spartech Corp.                              172,375   4,326,612
                                                    -----------
                                                     18,055,736
                                                    -----------
COMMERCIAL BANKS - 6.9%
Alabama National BanCorporation              46,875   2,806,406
CVB Financial Corp.                         161,672   3,592,352
East West Bancorp, Inc.                     135,650   4,556,483
First Midwest Bancorp, Inc.                  82,225   2,841,696
IBERIABANK Corp.                             62,275   3,594,513
Independent Bank Corp.                      182,437   4,925,799
Oriental Financial Group, Inc.              148,875   4,028,558
Signature Bank(c)                           121,875   3,260,156
South Financial Group, Inc.                 154,775   4,364,655
Texas Regional Bancshares, Inc., Class A    107,175   3,332,071
Wintrust Financial Corp.                     46,500   2,663,520
                                                    -----------
                                                     39,966,209
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
DiamondCluster International, Inc.(c)       164,875   2,011,475
McGrath Rentcorp                             13,275     485,201
School Specialty, Inc.(c)                    57,800   2,277,898
Waste Connections, Inc.(c)                  177,450   5,621,616
WCA Waste Corp.(c)                          273,450   2,403,626
                                                    -----------
                                                     12,799,816
                                                    -----------
COMMUNICATIONS EQUIPMENT - 2.3%
Andrew Corp.(c)                              71,875     879,750
Aspect Communications Corp.(c)              237,875   2,362,099

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                 SHARES   VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - CONTINUED
Brocade Communications Systems, Inc.(c)         431,525 $ 2,438,116
CommScope, Inc.(c)                              170,925   3,691,980
Comtech Telecommunications Corp.(c)              71,075   1,926,132
Foundry Networks, Inc.(c)                       203,900   1,935,011
                                                        -----------
                                                         13,233,088
                                                        -----------
COMPUTERS & PERIPHERALS - 1.1%
Eletronics for Imaging, Inc.(c)                 138,525   2,249,646
Imation Corp.                                   116,850   4,158,691
                                                        -----------
                                                          6,408,337
                                                        -----------
CONSTRUCTION & ENGINEERING - 0.8%
Washington Group International, Inc.(c)         134,125   4,643,407
                                                        -----------
CONSTRUCTION MATERIALS - 0.7%
Eagle Materials, Inc.                            56,975   4,062,317
                                                        -----------
CONSUMER DURABLES & APPAREL - 0.3%
Tupperware Corp.                                114,375   1,942,088
                                                        -----------
CONSUMER FINANCE - 0.5%
Nelnet, Inc., Class A(c)                        122,500   2,741,550
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
iShares Russell 2000 Value Index Fund            25,000   4,292,250
National Financial Partners Corp.               127,550   4,563,739
                                                        -----------
                                                          8,855,989
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Commonwealth Telephone Enterprises, Inc.(c)      68,575   2,986,441
                                                        -----------
ELECTRIC UTILITIES - 0.8%
Texas Genco Holdings, Inc.                      103,625   4,834,106
                                                        -----------
ELECTRICAL EQUIPMENT - 1.7%
AMETEK, Inc.                                    188,200   5,706,224
Artesyn Technologies, Inc.(c)                   398,100   3,973,038
                                                        -----------
                                                          9,679,262
                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
Aeroflex, Inc.(c)                               152,100   1,607,697
Benchmark Electronics, Inc.(c)                   87,000   2,592,600
Excel Technology, Inc.(c)                        98,375   2,540,043
Global Imaging System, Inc.(c)                   94,600   2,940,168
Rogers Corp.(c)                                  26,100   1,108,989
ScanSource, Inc.(c)                              28,700   1,831,060
Tech Data Corp.(c)                               51,025   1,967,014
Varian, Inc.(c)                                 138,850   5,258,249
                                                        -----------
                                                         19,845,820
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.2%
Cal Dive International, Inc.(c)                 163,500   5,823,870
Grey Wolf, Inc.(c)                              557,625   2,726,786
Hydril Co.(c)                                   114,500   4,917,775
Input/Output, Inc.(c)                           475,000   4,897,250
                                                        -----------
                                                         18,365,681
                                                        -----------
FOOD - PACKAGED & MISCELLANEOUS - 0.2%
Lance, Inc.                                      86,150   1,391,323
                                                        -----------

                                          SHARES   VALUE (A)
------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 1.0%
BJ's Wholesale Club, Inc.(c)             163,175 $ 4,461,204
Smart & Final, Inc.(c)                    87,650   1,469,014
                                                 -----------
                                                   5,930,218
                                                 -----------
FOOD PRODUCTS - 1.3%
J & J Snack Foods Corp.(c)                32,000   1,372,160
Ralcorp Holdings, Inc.(c)                176,650   6,377,065
                                                 -----------
                                                   7,749,225
                                                 -----------
GAS UTILITIES - 1.4%
AGL Resources, Inc.                      162,450   4,998,586
Southern Union Co.                       156,161   3,201,301
                                                 -----------
                                                   8,199,887
                                                 -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.4%
Analogic Corp.                           107,800   4,494,182
Sybron Dental Specialties, Inc.(c)       119,250   3,540,532
                                                 -----------
                                                   8,034,714
                                                 -----------
HEALTHCARE PROVIDERS & SERVICES - 0.8%
Andrx Corp.(c)                           151,425   3,385,863
Omnicell, Inc.(c)                        106,525   1,408,260
                                                 -----------
                                                   4,794,123
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 4.0%
CBRL Group, Inc.                         144,275   5,205,442
Dover Downs Entertainment, Inc.          171,915   1,769,005
Fairmont Hotels & Resorts, Inc.          138,925   3,795,431
Multimedia Games, Inc.(c)                135,525   2,100,638
O'Charley's, Inc.(c)                      72,550   1,182,565
Sonic Corp.(c)                           138,112   3,539,811
Steak n Shake Co. (The)(c)               226,525   3,869,047
Sunterra Corp.(c)                        208,825   1,990,102
                                                 -----------
                                                  23,452,041
                                                 -----------
INDUSTRIAL CONGLOMERATES - 0.6%
ALLETE, Inc.                              60,583   1,968,958
Texas Industries, Inc.                    35,625   1,832,550
                                                 -----------
                                                   3,801,508
                                                 -----------
INSURANCE - 5.7%
AmerUs Group Co.                          66,150   2,712,150
Delphi Financial Group, Inc.             123,225   4,949,948
Endurance Specialty Holdings Ltd.        146,400   4,706,760
Ohio Casualty Corp.(c)                   182,175   3,812,923
Platinum Underwriters Holdings Ltd.      143,300   4,195,824
ProAssurance Corp.(c)                    107,375   3,760,273
Protective Life Corp.                    123,375   4,849,871
RLI Corp.                                108,900   4,089,195
                                                 -----------
                                                  33,076,944
                                                 -----------
INTERNET SOFTWARE & SERVICES - 0.7%
Digitas, Inc.(c)                         519,850   4,018,441
                                                 -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES   VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 1.3%
BISYS Group, Inc.(The)(c)                    165,675 $ 2,420,512
Perot Systems Corp., Class A(c)              330,150   5,302,209
                                                     -----------
                                                       7,722,721
                                                     -----------
MACHINERY - 6.7%
Actuant Corp., Class A(c)                    162,650   6,702,806
Albany International Corp., Class A          107,925   3,217,244
Barnes Group, Inc.                           153,100   4,205,657
CLARCOR, Inc.                                129,625   6,179,224
Commercial Vehicle Group Inc.(c)             169,725   2,688,444
ESCO Technologies, Inc.(c)                    46,725   3,166,086
IDEX Corp.                                   164,700   5,593,212
JLG Industries, Inc.                          33,775     567,420
Reliance Steel & Aluminum Co.                129,725   5,150,083
Robbins & Myers, Inc.                         73,400   1,614,800
                                                     -----------
                                                      39,084,976
                                                     -----------
MANUFACTURING - 1.2%
Federal Signal Corp.                         150,225   2,791,181
Harsco Corp.                                  91,925   4,127,432
                                                     -----------
                                                       6,918,613
                                                     -----------
MEDIA - 5.4%
ADVO, Inc.                                   126,437   3,911,961
Harte-Hanks, Inc.                            181,625   4,542,441
John Wiley & Son, Inc., Class A              133,450   4,263,727
Journal Communications, Inc., Class A        213,300   3,741,282
R.H. Donnelley Corp.(c)                      191,400   9,447,504
Saga Communications, Inc., Class A(c)        217,250   3,682,388
Scholastic Corp.(c)                           59,825   1,847,994
                                                     -----------
                                                      31,437,297
                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.2%
Energen Corp.                                 41,225   2,125,149
ONEOK, Inc.                                  187,750   4,885,255
                                                     -----------
                                                       7,010,404
                                                     -----------
MULTILINE RETAIL - 0.4%
ShopKo Stores, Inc.(c)                       136,250   2,372,113
                                                     -----------
OIL & GAS - 1.9%
Energy Partners Ltd.(c)                      113,675   1,850,629
Meridian Resource Corp.(c)                   210,225   1,856,287
Patina Oil & Gas Corp.                        97,300   2,877,161
Stone Energy Corp.(c)                         98,675   4,318,018
                                                     -----------
                                                      10,902,095
                                                     -----------
PHARMACEUTICALS - 1.5%
Par Pharmaceutical Cos., Inc.(c)             117,775   4,231,656
Perrigo Co.                                  232,500   4,777,875
                                                     -----------
                                                       9,009,531
                                                     -----------
REAL ESTATE - 7.8%
American Home Mortgage Investment Corp.      149,700   4,184,115
Bedford Property Investors, Inc.             129,350   3,924,479
CBL & Associates Properties, Inc.             74,750   4,556,013

                                                   SHARES   VALUE (A)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED

REAL ESTATE - CONTINUED
Corporate Office Properties Trust                 197,025 $ 5,047,780
First Potomac Realty Trust                        145,025   2,996,217
Highland Hospitality Corp.                        200,900   2,290,260
LaSalle Hotel Properties                          198,550   5,479,980
Levitt Corp., Class A                             111,587   2,617,831
Macerich Co. (The)                                 43,375   2,311,454
Newcastle Investment Corp.                        156,475   4,803,782
Ramco-Gershenson Properties Trust                  75,400   2,041,832
Saxon Capitol, Inc.(c)                            220,325   4,736,987
Strategic Hotel Capital, Inc.                      23,175     313,326
                                                          -----------
                                                           45,304,056
                                                          -----------
RETAIL - SPECIALTY - 1.6%
Adesa, Inc.(c)                                    181,750   2,986,153
Pier 1 Imports, Inc.                              165,075   2,984,556
West Marine, Inc.(c)                              146,325   3,128,428
                                                          -----------
                                                            9,099,137
                                                          -----------
ROAD & RAIL - 4.0%
AMERCO(c)                                          77,475   2,937,852
Genesee & Wyoming, Inc., Class A(c)               213,675   5,410,251
Laidlaw International, Inc.(c)                    266,700   4,387,215
Landstar System, Inc.(c)                           76,900   4,512,492
Marten Transport Ltd(c)                           108,075   1,888,070
Old Dominion Freight Line, Inc.(c)                145,050   4,178,891
                                                          -----------
                                                           23,314,771
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Cymer, Inc.(c)                                     52,075   1,492,470
DSP Group, Inc.(c)                                196,525   4,136,851
                                                          -----------
                                                            5,629,321
                                                          -----------
SOFTWARE - 1.2%
Datastream Systems, Inc.(c)                       169,425   1,096,180
Hyperion Solutions Corp.(c)                        63,650   2,163,463
Inet Technologies, Inc.(c)                        120,460   1,515,387
MRO Software, Inc.(c)                              70,400     704,000
Retek, Inc.(c)                                    334,275   1,524,294
                                                          -----------
                                                            7,003,324
                                                          -----------
SPECIALTY RETAIL - 1.9%
Cost Plus, Inc.(c)                                 87,300   3,088,674
Men's Wearhouse, Inc.(c)                          172,350   5,006,767
Party City Corp.(c)                               196,275   2,898,982
                                                          -----------
                                                           10,994,423
                                                          -----------
TEXTILES APPAREL & LUXURY GOODS - 0.5%
Fossil, Inc.(c)                                    91,012   2,815,911
                                                          -----------
THRIFTS & MORTGAGE FINANCE - 4.8%
Bank Mutual Corp.                                 463,796   5,565,552
BankAtlantic Bancorp, Inc., Class A               253,325   4,640,914
BankUnited Financial Corp.(c)                     193,125   5,629,594
Independence Community Bank Corp.                 107,275   4,189,089
Provident Bancorp, Inc.                           421,950   4,953,693
Provident Financial Services, Inc.                164,325   2,834,606
                                                          -----------
                                                           27,813,448
                                                          -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                      SHARES    VALUE (A)
-------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 0.7%
Hughes Supply, Inc.                                  131,150 $  3,943,681
                                                             ------------
TRANSPORTATION - 0.0%
Hub Group, Inc., Class A(c)                            1,125       41,906
                                                             ------------
WATER UTILITIES - 0.4%
American States Water Co.                             82,650    2,057,985
                                                             ------------

TOTAL COMMON STOCKS
 (Identified Cost $450,536,102)                               558,536,522
                                                             ------------

                                            PRINCIPAL AMOUNT
-------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 4.0%
COMMERCIAL PAPER - 4.0%
UBS Finance, Inc., 1.350%, 10/01/2004(d)         $23,269,000   23,269,000
                                                             ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $23,269,000)                                 23,269,000
                                                             ------------

TOTAL INVESTMENTS - 99.9%
 (Identified Cost $473,805,102)(b)                            581,805,522
 Other assets less liabilities--0.1%                              641,066
                                                             ------------

TOTAL NET ASSETS - 100%                                      $582,446,588
                                                             ------------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

  At September 30, 2004, the net unrealized
  appreciation on investments based on cost of
  $474,074,714 for federal income tax purposes was as
  follows:
  Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                                                          $116,478,245
  Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                                                               (8,747,437)
                                                                                                         ------------
  Net unrealized appreciation                                                                            $107,730,808
                                                                                                         ------------

  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,833,094 in undistributed ordinary income and $33,635,271 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Real Estate                         7.8%
Commercial Banks                    6.9
Machinery                           6.7
Insurance                           5.7
Media                               5.4
Thrifts & Mortgage Finance          4.8
Hotels, Restaurants & Leisure       4.0
Road & Rail                         4.0
Electronic Equipment & Instruments  3.4
Energy Equipment & Services         3.2
Chemicals                           3.1
Communications Equipment            2.3
Commercial Services & Supplies      2.2
Aerospace & Defense                 2.2
Other, less than 2% each           34.2

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                              SHARES  VALUE (A)
---------------------------------------------------------------

COMMON STOCKS - 98.5% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.8%
DRS Technologies, Inc.(c)                      4,625 $  173,160
United Defense Industries, Inc.(c)             5,000    199,950
                                                     ----------
                                                        373,110
                                                     ----------
AIR FREIGHT & LOGISTICS - 2.1%
EGL, Inc.(c)                                   7,775    235,272
UTI Worldwide, Inc.                            3,625    213,186
                                                     ----------
                                                        448,458
                                                     ----------
BANKS/SAVINGS & LOANS - 0.8%
Silicon Valley Bancshares(c)                   4,625    171,911
                                                     ----------
BIOTECHNOLOGY - 5.3%
Keryx Biopharmaceuticals, Inc.(c)              8,550     95,675
Lifecell Corp.(c)                             15,000    150,000
Martek Biosciences Corp.(c)                    4,225    205,504
Onyx Pharmaceuticals, Inc.(c)                  3,850    165,588
Pharmion Corp.(c)                              2,875    148,626
Salix Pharmaceuticals Ltd.(c)                  7,125    153,330
Telik, Inc.(c)                                 8,650    192,895
                                                     ----------
                                                      1,111,618
                                                     ----------
BUILDING PRODUCTS - 2.2%
NCI Building Systems, Inc.(c)                  4,375    139,562
Simpson Manufacturing Co., Inc.                2,875    181,700
Trex Company, Inc.(c)                          2,875    127,305
                                                     ----------
                                                        448,567
                                                     ----------
BUSINESS SERVICES - 0.9%
Global Payments, Inc.                          3,450    184,747
                                                     ----------
CAPITAL MARKETS - 0.8%
Affiliated Managers Group, Inc.(c)             3,275    175,344
                                                     ----------
CHEMICALS - 0.8%
Headwaters, Inc.(c)                            5,375    165,873
                                                     ----------
CHEMICALS - SPECIALTY - 0.9%
Cuno, Inc.(c)                                  3,075    177,581
                                                     ----------
COMMERCIAL BANKS - 2.3%
East West Bancorp, Inc.                        5,000    167,950
UCBH Holdings, Inc.                            3,075    120,140
Wintrust Financial Corp.                       3,275    187,592
                                                     ----------
                                                        475,682
                                                     ----------
COMMERCIAL SERVICES - 1.0%
Charles River Associates, Inc.(c)              5,375    205,809
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 9.1%
Bright Horizons Family Solutions, Inc.(c)      2,475    134,368
Corporate Executive Board Co.                  2,450    150,038
CoStar Group, Inc.(c)                          3,650    179,543
DiamondCluster International, Inc.(c)         15,575    190,015
Educate, Inc.(c)                              17,100    201,609
Heidrick & Struggles International, Inc.(c)    6,150    177,243
Jackson Hewitt Tax Service, Inc.               8,275    167,403
Korn/Ferry International(c)                    9,050    164,982

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                             SHARES  VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMERCIAL SERVICES & SUPPLIES - CONTINUED
Laureate Education, Inc.(c)                   4,625 $  172,142
Navigant Consulting, Inc.(c)                  9,225    202,581
Strayer Education, Inc.                       1,350    155,264
                                                    ----------
                                                     1,895,188
                                                    ----------
COMMUNICATIONS EQUIPMENT - 4.5%
Alvarion Ltd.(c)                             13,275    171,779
AudioCodes Ltd.(c)                           18,075    227,564
F5 Networks, Inc.(c)                          7,825    238,349
Sonus Networks, Inc.(c)                      29,050    163,552
Tekelec(c)                                    8,650    144,282
                                                    ----------
                                                       945,526
                                                    ----------
COMPUTER SERVICES - 0.8%
Sapient Corp.(c)                             21,350    162,901
                                                    ----------
COMPUTERS & PERIPHERALS - 1.7%
Mobility Electronics, Inc.(c)                20,000    164,800
Novatel Wireless, Inc.(c)                     8,275    194,462
                                                    ----------
                                                       359,262
                                                    ----------
CONSUMER DURABLES & APPAREL - 0.7%
Quiksilver, Inc.(c)                           5,950    151,249
                                                    ----------
CONSUMER FINANCE - 0.8%
ACE Cash Express, Inc.(c)                     6,725    175,119
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES - 1.8%
Marlin Business Services, Inc.(c)            10,200    191,352
National Financial Partners Corp.             5,000    178,900
                                                    ----------
                                                       370,252
                                                    ----------
EDUCATION - 0.8%
Universal Technical Institute, Inc.(c)        5,200    156,936
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
FLIR Systems, Inc.(c)                         2,300    134,550
ScanSource, Inc.(c)                           1,925    122,815
                                                    ----------
                                                       257,365
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 2.9%
Atwood Oceanics, Inc.(c)                      3,550    168,767
Input/Output, Inc.(c)                        16,350    168,568
Maverick Tube Corp.(c)                        5,350    164,833
Offshore Logistics, Inc.(c)                   3,175    109,284
                                                    ----------
                                                       611,452
                                                    ----------
FOOD PRODUCTS - 0.8%
Peet's Coffee & Tea, Inc.(c)                  7,400    173,086
                                                    ----------
HEALTHCARE - DRUGS - 0.8%
First Horizon Pharmaceutical Corp.(c)         8,850    177,089
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 6.9%
Advanced Medical Optics, Inc.(c)              4,225    167,183
American Medical Systems Holdings, Inc.(c)    5,200    188,604
Animas Corp.(c)                               8,350    134,435
ArthroCare Corp.(c)                           6,350    185,991
Digirad Corp.(c)                             12,700    132,715

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE EQUIPMENT & SUPPLIES - CONTINUED
Epix Pharmaceuticals, Inc.(c)                      7,700 $  148,687
Given Imaging Ltd.(c)                              5,575    214,359
Intuitive Surgical, Inc.(c)                        6,350    157,163
Palomar Medical Technologies, Inc.(c)              4,625    101,380
                                                         ----------
                                                          1,430,517
                                                         ----------
HEALTHCARE PROVIDERS & SERVICES - 6.2%
Chemed Corp.                                       3,275    182,549
Covance, Inc.(c)                                   5,200    207,844
Genesis HealthCare Corp.(c)                        6,150    187,021
HealthExtras, Inc.(c)                             14,800    206,312
TLC Vision Corp.(c)                               16,350    143,390
United Surgical Partners International, Inc.(c)    5,775    198,371
VCA Antech, Inc.(c)                                7,700    158,851
                                                         ----------
                                                          1,284,338
                                                         ----------
HOTELS, RESTAURANTS & LEISURE - 4.9%
Applebee's International, Inc.                     4,800    121,344
Buffalo Wild Wings, Inc.(c)                        5,375    150,715
Penn National Gaming, Inc.(c)                      4,050    163,620
Scientific Games Corp., Class A(c)                 8,850    169,035
Shuffle Master, Inc.(c)                            5,200    194,792
Station Casinos, Inc.                              4,425    217,002
                                                         ----------
                                                          1,016,508
                                                         ----------
INSURANCE - 0.8%
Arch Capital Group Ltd.(c)                         4,225    164,522
                                                         ----------
INTERNET & CATALOG RETAIL - 1.3%
Audible, Inc.(c)                                   7,000    125,510
Blue Nile, Inc.(c)                                 4,075    137,246
                                                         ----------
                                                            262,756
                                                         ----------
INTERNET SOFTWARE & SERVICES - 3.1%
Akamai Technologies, Inc.(c)                       7,275    102,214
Ask Jeeves, Inc.(c)                                5,375    175,816
Jupitermedia Corp.(c)                             10,575    188,235
NetRatings, Inc.(c)                               10,375    184,986
                                                         ----------
                                                            651,251
                                                         ----------
IT SERVICES - 2.5%
Anteon International Corp.(c)                      4,800    175,920
iPayment Holdings, Inc.(c)                         4,225    169,676
Lionbridge Technologies, Inc.(c)                  19,800    170,082
                                                         ----------
                                                            515,678
                                                         ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Jakks Pacific, Inc.(c)                             7,700    177,100
                                                         ----------
MACHINERY - 3.6%
Actuant Corp., Class A(c)                          4,625    190,596
Ceradyne, Inc.(c)                                  3,850    169,053
ESCO Technologies, Inc.(c)                         2,075    140,602
Joy Global, Inc.                                   2,725     93,686
Middleby Corp.                                     3,075    161,899
                                                         ----------
                                                            755,836
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                  SHARES  VALUE (A)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MEDIA & ENTERTAINMENT - 0.7%
Entravision Communications Corp.(c)               19,425 $  147,824
                                                         ----------
METALS & MINING - 0.9%
Steel Dynamics, Inc.                               4,750    183,445
                                                         ----------
OIL & GAS - 3.8%
Cimarex Energy Co.(c)                              5,525    193,043
Denbury Resources, Inc.(c)                         4,800    121,920
Quicksilver Resources, Inc.(c)                     5,650    184,586
Southwestern Energy Co.(c)                         3,075    129,119
Unit Corp.(c)                                      4,425    155,229
                                                         ----------
                                                            783,897
                                                         ----------
OIL & GAS EXPLORATION - 1.1%
Range Resources Corp.                              6,550    114,559
Ultra Petroleum Corp.(c)                           2,500    122,625
                                                         ----------
                                                            237,184
                                                         ----------
PHARMACEUTICALS - 0.8%
Bone Care International, Inc.(c)                   6,725    163,418
                                                         ----------
REAL ESTATE - 0.9%
Jones Lang LaSalle, Inc.(c)                        5,775    190,633
                                                         ----------
ROAD & RAIL - 0.8%
Old Dominion Freight Line, Inc.(c)                 6,143    176,980
                                                         ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Cymer, Inc.(c)                                     5,675    162,646
FormFactor, Inc.(c)                                8,650    167,550
Microsemi Corp.(c)                                13,475    189,997
Silicon Laboratories, Inc.(c)                      2,900     95,961
Tessera Technologies, Inc.(c)                      8,450    186,745
                                                         ----------
                                                            802,899
                                                         ----------
SOFTWARE - 5.6%
Activision, Inc.(c)                               11,925    165,400
Altiris, Inc.(c)                                   4,800    151,920
Epicor Software Corp.(c)                          13,650    164,210
InfoSpace, Inc.(c)                                 3,275    155,202
JAMDAT Mobile, Inc.(c)                               825     19,033
Macromedia, Inc.(c)                                7,875    158,130
Macrovision Corp.(c)                               6,925    166,754
RSA Security, Inc.(c)                              9,225    178,042
                                                         ----------
                                                          1,158,691
                                                         ----------
SPECIALTY RETAIL - 2.1%
Brookstone, Inc.(c)                                5,950    112,396
Guitar Center, Inc.(c)                             3,450    149,385
PETCO Animal Supplies, Inc.(c)                     5,375    175,547
                                                         ----------
                                                            437,328
                                                         ----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Alamosa Holdings, Inc.(c)                         21,925    167,507
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 0.9%
Fossil, Inc.(c)                                    5,950    184,093
                                                         ----------

                                              SHARES   VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

THRIFTS & MORTGAGE FINANCE - 0.7%
Commercial Capital Bancorp, Inc.               6,225 $   141,245
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Ubiquitel, Inc.(c)                            30,775     123,100
                                                     -----------

TOTAL COMMON STOCKS
 (Identified Cost $18,944,746)                        20,530,875
                                                     -----------

TOTAL INVESTMENTS - 98.5%
 (Identified Cost $18,944,746)(b)                     20,530,875
 Other assets less liabilities--1.5%                     315,466
                                                     -----------

TOTAL NET ASSETS - 100%                              $20,846,341
                                                     -----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

 At September 30, 2004, the net unrealized appreciation on investments based on cost of $19,057,135 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $1,735,062
 Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value         (261,322)
                                                                                                                      ----------
 Net unrealized appreciation                                                                                          $1,473,740
                                                                                                                      ----------

 At September 30, 2004, the Fund had a capital loss carryover of approximately $80,531,163 of which $3,585,920 expires on September 30, 2009, $50,230,327 expires on September 30, 2010 and $26,714,916 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
 At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.
 The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.
(c) Non-income producing security.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Commercial Services & Supplies            9.1%
Healthcare Equipment & Supplies           6.9
Healthcare Providers & Services           6.2
Software                                  5.6
Biotechnology                             5.3
Hotels, Restaurants & Leisure             4.9
Communications Equipment                  4.5
Semiconductors & Semiconductor Equipment  3.9
Oil & Gas                                 3.8
Machinery                                 3.6
Internet Software & Services              3.1
Energy Equipment & Services               2.9
IT Services                               2.5
Commercial Banks                          2.3
Building Products                         2.2
Air Freight & Logistics                   2.1
Specialty Retail                          2.1
Other, less than 2% each                 27.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                                SHARES VALUE (A)
----------------------------------------------------------------

COMMON STOCKS - 100.5% OF TOTAL NET ASSETS
AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                           2,600  $138,658
                                                       ---------
AUTOMOBILES - 2.4%
Harley-Davidson, Inc.                            2,075   123,338
                                                       ---------
BEVERAGES - 2.4%
PepsiCo, Inc.                                    2,575   125,274
                                                       ---------
BIOTECHNOLOGY - 2.7%
Amgen, Inc.(c)                                   2,525   143,117
                                                       ---------
CAPITAL MARKETS - 2.9%
Goldman Sachs Group, Inc.                        1,600   149,184
                                                       ---------
CHEMICALS - 2.1%
Praxair, Inc.                                    2,500   106,850
                                                       ---------
COMMERCIAL BANKS - 5.1%
National City Corp.                              2,875   111,032
Wells Fargo & Co.                                2,625   156,529
                                                       ---------
                                                         267,561
                                                       ---------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
ARAMARK Corp., Class B                           3,525    85,094
                                                       ---------
COMMUNICATIONS EQUIPMENT - 6.4%
Cisco Systems, Inc.(c)                           6,250   113,125
Harris Corp.                                     2,400   131,856
Nokia Oyj ADR                                    6,300    86,436
                                                       ---------
                                                         331,417
                                                       ---------
COMPUTERS & PERIPHERALS - 2.0%
Dell, Inc.(c)                                    3,000   106,800
                                                       ---------
DIVERSIFIED FINANCIALS - 2.7%
Citigroup, Inc.                                  3,175   140,081
                                                       ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
CenturyTel, Inc.                                 4,800   164,352
                                                       ---------
ELECTRIC UTILITIES - 1.9%
Dominion Resources, Inc.                         1,525    99,506
                                                       ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Flextronics International Ltd.(c)                6,900    91,425
                                                       ---------
ENERGY EQUIPMENT & SERVICES - 1.4%
GlobalSantaFe Corp.                              2,400    73,560
                                                       ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 5.3%
Guidant Corp.                                    1,350    89,154
Medtronic, Inc.                                  1,575    81,742
Zimmer Holdings, Inc.(c)                         1,300   102,752
                                                       ---------
                                                         273,648
                                                       ---------
HEALTHCARE PROVIDERS & SERVICES - 2.4%
Caremark Rx, Inc.(c)                             3,925   125,875
                                                       ---------
HOTELS, RESTAURANTS & LEISURE - 3.2%
Carnival Corp.                                   3,500   165,515
                                                       ---------
HOUSEHOLD DURABLES - 2.5%
Leggett & Platt, Inc.                            4,650   130,665
                                                       ---------
INDUSTRIAL CONGLOMERATES - 4.6%
3M Co.                                           1,300   103,961
General Electric Co.                             4,100   137,678
                                                       ---------
                                                         241,639
                                                       ---------
INSURANCE - 6.1%
AFLAC, Inc.                                      4,250   166,642
American International Group, Inc.               2,200   149,578
                                                       ---------
                                                         316,220
                                                       ---------

                                                   SHARES   VALUE (A)
---------------------------------------------------------------------

COMMON STOCKS - CONTINUED
IT SERVICES - 8.4%
Accenture Ltd., Class A(c)                          5,700 $  154,185
First Data Corp.                                    3,000    130,500
SunGard Data Systems, Inc.(c)                       6,500    154,505
                                                          ----------
                                                             439,190
                                                          ----------
MACHINERY - 5.8%
Danaher Corp.                                       2,175    111,534
Dover Corp.                                         2,875    111,751
Illinois Tool Works, Inc.                             825     76,865
                                                          ----------
                                                             300,150
                                                          ----------
MEDIA - 3.1%
Viacom, Inc., Class B                               4,775    160,249
                                                          ----------
MULTILINE RETAIL - 2.7%
Target Corp.                                        3,100    140,275
                                                          ----------
OIL & GAS - 7.1%
ConocoPhillips                                      1,500    124,275
Devon Energy Corp.                                  1,650    117,167
Exxon Mobil Corp.                                   2,650    128,074
                                                          ----------
                                                             369,516
                                                          ----------
PHARMACEUTICALS - 3.5%
Perrigo Co.                                         4,750     97,613
Pfizer, Inc.                                        2,775     84,915
                                                          ----------
                                                             182,528
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
DSP Group, Inc.(c)                                  3,500     73,675
Intel Corp.                                         3,900     78,234
Maxim Integrated Products, Inc.                     1,950     82,466
                                                          ----------
                                                             234,375
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,635,845)                              5,226,062
                                                          ----------

TOTAL INVESTMENTS - 100.5%
 (Identified Cost $4,635,845)(b)                           5,226,062
 Other assets less liabilities--(0.5%)                       (24,023)
                                                          ----------

TOTAL NET ASSETS - 100%                                   $5,202,039
                                                          ----------

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $4,670,005 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $615,725
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (59,668)
                                                                                                                       --------
  Net unrealized appreciation                                                                                          $556,057
                                                                                                                       --------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $4,164,003 of which $214,505 expires on September 30, 2009, $2,177,191 expires on September 30, 2010, $1,662,157 expires on September 30, 2011 and $110,150 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  For the year ended September 30, 2004, the Fund has elected to defer $17,838 of capital losses attributable to Post-October losses.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $23,793 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c) Non-income producing security.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


IT Services                              8.4%
Oil & Gas                                7.1
Communications Equipment                 6.4
Insurance                                6.1
Machinery                                5.8
Healthcare Equipment & Supplies          5.3
Commercial Banks                         5.1
Industrial Conglomerates                 4.6
Semiconductors & Semiconductor Equipment 4.5
Pharmaceuticals                          3.5
Hotels, Restaurants & Leisure            3.2
Diversified Telecommunication Services   3.2
Media                                    3.1
Capital Markets                          2.9
Biotechnology                            2.7
Multiline Retail                         2.7
Diversified Financials                   2.7
Aerospace & Defense                      2.7
Household Durables                       2.5
Healthcare Providers & Services          2.4
Beverages                                2.4
Automobiles                              2.4
Chemicals                                2.1
Computers & Peripherals                  2.0
Other, less than 2% each                 6.7

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES VALUE FUND


                                                SHARES  VALUE (A)
-----------------------------------------------------------------

COMMON STOCKS - 98.7% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.2%
Honeywell International, Inc.                   17,050 $  611,413
Northrop Grumman Corp.                          13,250    706,622
Raytheon Co.                                    11,075    420,629
                                                       ----------
                                                        1,738,664
                                                       ----------
AUTO COMPONENTS - 1.0%
Johnson Controls, Inc.                           5,775    328,078
                                                       ----------
BANKS/SAVINGS & LOANS - 1.8%
Comerica, Inc.                                  10,475    621,691
                                                       ----------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.                        5,750    287,213
                                                       ----------
BUILDING PRODUCTS - 1.9%
Masco Corp.                                     18,650    643,985
                                                       ----------
CAPITAL MARKETS - 5.8%
J.P. Morgan Chase & Co.                         21,700    862,141
Lehman Brothers Holdings, Inc.                   7,600    605,872
Merrill Lynch & Co., Inc.                        9,750    484,770
                                                       ----------
                                                        1,952,783
                                                       ----------
CHEMICALS - 2.0%
Praxair, Inc.                                   15,525    663,538
                                                       ----------
COMMERCIAL BANKS - 9.3%
Bank of America Corp.                           13,850    600,121
PNC Financial Services Group                     6,350    343,535
SouthTrust Corp.                                14,050    585,323
SunTrust Banks, Inc.                             4,625    325,646
U.S. Bancorp                                    26,050    752,845
Wells Fargo & Co.                                8,600    512,818
                                                       ----------
                                                        3,120,288
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc.                          24,125    659,578
                                                       ----------
COMMUNICATIONS EQUIPMENT - 1.0%
Motorola, Inc.                                  18,650    336,446
                                                       ----------
COMPUTERS & PERIPHERALS - 2.6%
Apple Computer, Inc.(c)                          9,150    354,563
Hewlett-Packard Co.                             27,475    515,156
                                                       ----------
                                                          869,719
                                                       ----------
CONSUMER FINANCE - 2.1%
American Express Co.                            13,575    698,569
                                                       ----------
DIVERSIFIED FINANCIALS - 2.5%
Citigroup, Inc.                                 18,800    829,456
                                                       ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.6%
BellSouth Corp.                                 17,775    482,058
CenturyTel, Inc.                                16,975    581,224
Citizens Communications Co.                     28,425    380,611
Qwest Communications International, Inc.(c)     70,725    235,514
SBC Communications, Inc.                        21,225    550,789
                                                       ----------
                                                        2,230,196
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                             SHARES  VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRIC UTILITIES - 3.3%
Exelon Corp.                                 18,200 $  667,758
PG&E Corp.(c)                                14,175    430,920
                                                    ----------
                                                     1,098,678
                                                    ----------
ENERGY - 1.4%
Peabody Energy Corp.                          7,900    470,050
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.7%
GlobalSantaFe Corp.                          19,800    606,870
Halliburton Co.                              18,750    631,687
                                                    ----------
                                                     1,238,557
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
Baxter International, Inc.                   16,650    535,464
                                                    ----------
HEALTHCARE PROVIDERS & SERVICES - 4.4%
McKesson Corp.                               20,500    525,825
Quest Diagnostics, Inc.                       4,200    370,524
Universal Health Services, Inc., Class B     13,250    576,375
                                                    ----------
                                                     1,472,724
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
McDonald's Corp.                             25,250    707,757
                                                    ----------
INDUSTRIAL CONGLOMERATES - 2.1%
Tyco International Ltd.                      22,875    701,347
                                                    ----------
INSURANCE - 2.2%
Allstate Corp.                               15,700    753,443
                                                    ----------
IT SERVICES - 4.5%
Accenture Ltd., Class A(c)                   15,375    415,894
DST Systems, Inc.(c)                          8,225    365,766
First Data Corp.                              8,225    357,787
SunGard Data Systems, Inc.(c)                15,225    361,898
                                                    ----------
                                                     1,501,345
                                                    ----------
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Hasbro, Inc.                                 19,550    367,540
                                                    ----------
MEDIA - 6.4%
DIRECTV Group, Inc. (The)(c)                 24,800    436,232
McGraw-Hill Cos., Inc.                        3,525    280,907
News Corp. Ltd., ADR                         15,750    493,448
Time Warner, Inc.(c)                         31,025    500,743
Tribune Co.                                  10,425    428,989
                                                    ----------
                                                     2,140,319
                                                    ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.3%
Constellation Energy Group, Inc.             10,700    426,288
                                                    ----------
MULTILINE RETAIL - 1.9%
J.C. Penney Co., Inc. (Holding Co.)          17,725    625,338
                                                    ----------
OIL & GAS - 8.9%
BP Plc ADR                                   16,675    959,313
ChevronTexaco Corp.                           8,550    458,622
ConocoPhillips                                5,450    451,533
ExxonMobil Corp.                             23,150  1,118,839
                                                    ----------
                                                     2,988,307
                                                    ----------

                                                             SHARES    VALUE (A)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - 1.7%
Abbott Laboratories                                           5,925 $   250,983
Pfizer, Inc.                                                 11,075     338,895
                                                                    -----------
                                                                        589,878
                                                                    -----------
PROPERTY & CASUALTY INSURANCE - 2.1%
Berkshire Hathaway, Inc., Class B(c)                            244     700,524
                                                                    -----------
REAL ESTATE - 1.6%
Simon Property Group, Inc.                                   10,000     536,300
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Lam Research Corp.(c)                                        12,675     277,329
                                                                    -----------
TOBACCO - 1.5%
Altria Group, Inc.                                           10,975     516,264
                                                                    -----------
THRIFT & MORTGAGE - 1.5%
Sovereign Bancorp, Inc.                                      22,925     500,224
                                                                    -----------

TOTAL COMMON STOCKS
 (Identified Cost $27,735,792)                                       33,127,880
                                                                    -----------

                                                   PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 1.4%

COMMERCIAL PAPER - 1.4%
UBS Finance, Inc., 1.350%, 10/01/2004(d)                   $462,000     462,000
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $462,000)                                             462,000
                                                                    -----------

TOTAL INVESTMENTS - 100.1%
 (Identified Cost $28,197,792)(b)                                    33,589,880
 Other assets less liabilities--(0.1)%                                  (26,822)
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $33,563,058
                                                                    -----------

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $28,286,455 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value

  Net unrealized appreciation

  At September 30, 2004, the net unrealized appreciation on investments based on cost of $28,286,455 for federal income tax purposes was as follows:
  Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost      $5,853,570
  Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (550,145)
                                          ----------
  Net unrealized appreciation                                                                                         $5,303,425
                                          ----------

  At September 30, 2004, the Fund had a capital loss carryover of approximately $2,114,368 which expires on September 30, 2011. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $523,980 in undistributed ordinary income and $0 in undistributed long-term gains.
  The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, distributions from Real Estate Investment Trusts and wash sales.

(c) Non-income producing security.

(d)Interest rate represents annualized yield at the time of purchase; not a coupon rate.

  ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS


Commercial Banks                        9.3%
Oil & Gas                               8.9
Diversified Telecommunication Services  6.6
Media                                   6.4
Capital Markets                         5.8
Aerospace & Defense                     5.2
IT Services                             4.5
Healthcare Providers & Services         4.4
Energy Equipment & Services             3.7
Electric Utilities                      3.3
Computers & Peripherals                 2.6
Diversified Financials                  2.5
Insurance                               2.2
Hotels, Restaurants & Leisure           2.1
Industrial Conglomerates                2.1
Property & Casualty Insurance           2.1
Consumer Finance                        2.1
Chemicals                               2.0
Commercial Services & Supplies          2.0
Other, less than 2% each               20.9

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

LOOMIS SAYLES WORLDWIDE FUND


                                                    PRINCIPAL AMOUNT VALUE (A)
------------------------------------------------------------------------------

BONDS AND NOTES - 37.9% OF TOTAL NET ASSETS

NON-CONVERTIBLE BONDS - 37.2%

AUSTRALIA - 0.7%
Queensland Treasury Corp., 8.000%, 9/14/2007    AUD      $   100,000  $ 77,643
South Australia Government Finance Authority,
Zero Coupon Bond, 12/21/2015                    AUD          120,000    46,171
                                                                     ---------
                                                                       123,814
                                                                     ---------
AUSTRIA - 0.0%
Republic of Austria, 6.000%, 2/14/2007          HUF        2,000,000     9,415
                                                                     ---------
BELGIUM - 0.7%
Kingdom of Belgium, 3.750%, 3/28/2009           EUR           25,000    31,737
Kingdom of Belgium, 4.250%, 9/28/2013           EUR           65,000    82,480
                                                                     ---------
                                                                       114,217
                                                                     ---------
BRAZIL - 1.1%
Republic of Brazil, 8.250%, 1/20/2034           USD          185,000   164,927
Republic of Brazil, C Bond, 8.000%, 4/15/2014   USD           29,319    28,991
                                                                     ---------
                                                                       193,918
                                                                     ---------

CANADA - 1.2%
Alcan, Inc., 5.500%, 5/02/2006                  EUR           25,000    32,316
Canadian Government, 0.700%, 3/20/2006          JPY        4,000,000    36,670
Canadian Pacific Railway Ltd.,
 4.900%, 6/15/2010, 144A                        CAD           25,000    19,909
Province of British Columbia, 6.000%, 6/09/2008 CAD           35,000    29,788
Province of Ontario, 5.900%, 3/08/2006          CAD           15,000    12,354
Shaw Communications, Inc.,
 7.500%, 11/20/2013                             CAD           70,000    58,849
Teck Cominco Ltd., 7.000%, 9/15/2012            USD           15,000    16,514
                                                                     ---------
                                                                       206,400
                                                                     ---------
CAYMAN ISLAND - 0.5%
Arcel Finance Ltd., 7.048%, 9/01/2011, 144A     USD           15,000    15,699
Vale Overseas Ltd., 8.250%, 1/17/2034           USD           75,000    72,938
                                                                     ---------
                                                                        88,637
                                                                     ---------
CHILE - 0.3%
Empresa Nacional de Electricidad SA,
 Series B, 8.500%, 4/01/2009                    USD           50,000    56,424
                                                                     ---------
COLOMBIA - 0.2%
Republic of Colombia, 8.125%, 5/21/2024         USD           40,000    36,100
                                                                     ---------
DENMARK - 0.2%
Kingdom of Denmark, 5.000%, 8/15/2005           DKK          225,000    38,392
                                                                     ---------
FRANCE - 0.1%
GIE PSA Tresorerie, 5.875%, 9/27/2011           EUR           15,000    20,585
                                                                     ---------
GERMANY - 1.8%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/2007              EUR          150,000   191,645
Kreditanstalt Wiederauf, 5.250%, 1/04/2010      EUR           80,000   108,408
Republic of Germany, 3.250%, 4/17/2009          EUR           10,000    12,446
                                                                     ---------
                                                                       312,499
                                                                     ---------
HONG KONG - 0.1%
Bangkok Bank PLC/Hong Kong,
 9.025%, 3/15/2029, 144A                        USD           15,000    16,794
                                                                     ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                 PRINCIPAL AMOUNT VALUE (A)
---------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

IRELAND - 0.2%
Republic of Ireland, 4.600%, 4/18/2016       EUR      $    30,000  $ 38,849
                                                                  ---------
ITALY - 3.2%
Republic of Italy, 0.375%, 10/10/2006        JPY       24,000,000   219,000
Republic of Italy, 4.500%, 3/01/2007         EUR          210,000   271,649
Republic of Italy, 5.000%, 12/15/2004        JPY        6,000,000    55,107
                                                                  ---------
                                                                    545,756
                                                                  ---------
MEXICO - 1.0%
Government of Mexico, 6.750%, 6/06/2006      JPY        7,000,000    70,076
Innova S de RL, 9.375%, 9/19/2013            USD           25,000    27,188
Mexican Fixed Rate Bonds, 9.000%, 12/20/2012 MXN        1,000,000    83,014
                                                                  ---------
                                                                    180,278
                                                                  ---------
NETHERLANDS - 1.8%
E. On International Finance Series EMTN,
 5.750%, 5/29/2009                           EUR           10,000    13,610
GMAC International Finance BV,
 8.000%, 3/14/2007                           NZD           55,000    37,504
Kingdom of Netherlands, 5.000%, 7/15/2011    EUR           50,000    67,121
Olivetti Finance NV, 6.875%, 1/24/2013       EUR           10,000    14,443
Repsol International Finance BV,
 5.750%, 12/04/2006                          EUR          100,000   131,398
RWE Finance B.V., 6.125%, 10/26/2012         EUR           25,000    35,274
Telefonica Europe BV, 5.125%, 2/14/2013      EUR           10,000    13,182
                                                                  ---------
                                                                    312,532
                                                                  ---------
NORWAY - 0.4%
Kingdom of Norway, 6.750%, 1/15/2007         NOK          380,000    61,573
                                                                  ---------
PERU - 0.3%
Republic of Peru, 4.500%, 3/07/2017
 (step to 5.000% on 3/07/05)(e)              USD           50,000    44,000
                                                                  ---------
SINGAPORE - 0.6%
Government of Singapore, 4.625%, 7/01/2010   SGD          125,000    82,173
Singapore Telecommunications Ltd.,
 6.000%, 11/21/2011                          EUR           10,000    13,797
                                                                  ---------
                                                                     95,970
                                                                  ---------
SOUTH AFRICA - 0.4%
Republic of South Africa, 5.250%, 5/16/2013  EUR           50,000    62,716
                                                                  ---------
SUPRANATIONAL - 1.1%
Inter-American Development Bank, Zero Coupon
 Bond, 5/11/2009                             BRL          700,000   121,906
International Bank for Reconstruction &
 Development, 4.750%, 12/20/2004             JPY        7,000,000    64,292
                                                                  ---------
                                                                    186,198
                                                                  ---------
SWEDEN - 0.6%
Government of Sweden, Series 1045,
 5.250%, 3/15/2011                           SEK          495,000    72,624
Stena AB, 7.500%, 11/01/2013                 USD           25,000    25,031
                                                                  ---------
                                                                     97,655
                                                                  ---------
UNITED KINGDOM - 0.6%
NGG Finance Plc, 6.125%, 8/23/2011           EUR           10,000    13,876
United Kingdom Treasury, 6.250%, 11/25/2010  GBP           35,000    68,307
WPP Group Plc, 6.000%, 6/18/2008             EUR           20,000    26,927
                                                                  ---------
                                                                    109,110
                                                                  ---------

                                                        PRINCIPAL AMOUNT VALUE (A)
----------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - 20.1%
AES Corp., 7.750%, 3/01/2014                        USD      $   100,000  $103,250
Agco Corp., 6.875%, 4/15/2014                       EUR           20,000    24,487
AK Steel Corp., 7.750%, 6/15/2012                   USD          100,000    97,750
American Standard, Inc., 8.250%, 6/01/2009          GBP           10,000    19,386
Arrow Electronics, Inc., 6.875%, 7/01/2013          USD           75,000    81,152
ASIF Global Financing XXVII,
 2.380%, 2/26/2009, 144A                            SGD          100,000    58,827
Atlas Air Worldwide Holdings, Inc.,
 7.200%, 1/02/2019                                  USD           88,712    83,438
Bausch & Lomb, Inc., 7.125%, 8/01/2028              USD           95,000   100,451
Borden, Inc., 7.875%, 2/15/2023                     USD          150,000   121,500
Bowater, Inc., 6.500%, 6/15/2013                    USD           25,000    24,257
Cerro Negro Finance Ltd., 7.900%, 12/01/2020, 144A  USD           30,000    29,250
Charter Communications Holdings LLC,
 10.000%, 5/15/2011                                 USD          200,000   154,000
Chesapeake Energy Corp., 6.875%, 1/15/2016          USD          110,000   114,950
Columbia/HCA Healthcare Corp.,
 7.050%, 12/01/2027                                 USD           50,000    48,606
Columbia/HCA Healthcare Corp.,
 7.190%, 11/15/2015                                 USD           50,000    54,137
Continental Airlines, Inc.,
 Series 1998-1A, 6.648%, 9/15/2017                  USD           42,291    39,586
Continental Airlines, Inc.,
 Series 2000-2, 7.487%, 4/02/2012                   USD           75,000    73,108
Corning Glass, 8.875%, 3/15/2016                    USD           25,000    28,714
Cummins Engine Co., Inc., 7.125%, 3/01/2028         USD          160,000   160,000
Dillard's, Inc., 6.625%, 1/15/2018                  USD           50,000    47,750
Dillard's, Inc., 7.000%, 12/01/2028                 USD           50,000    47,000
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/2011                                 USD           22,000    22,715
Federal Home Loan Mortgage Corp.,
 5.125%, 1/15/2012                                  EUR          200,000   266,918
Federal National Mortgage Association,
 2.290%, 2/19/2009                                  SGD          100,000    58,647
Federal National Mortgage Association,
 2.375%, 2/15/2007                                  USD           50,000    49,345
Georgia-Pacific Group, 7.375%, 12/01/2025           USD           50,000    53,250
Georgia-Pacific Group, 7.750%, 11/15/2029           USD           35,000    37,625
Hasbro, Inc., 6.600%, 7/15/2028                     USD           50,000    50,250
IMC Global, Inc., 7.375%, 8/01/2018                 USD          100,000   105,000
J.C. Penney Co., Inc., 7.125%, 11/15/2023           USD           25,000    26,438
KfW International Finance, Inc., 1.000%, 12/20/2004 JPY        8,000,000    72,909
Lear Corp., 8.125%, 4/01/2008                       EUR           50,000    70,292
Lucent Technologies, Inc., 6.450%, 3/15/2029        USD          155,000   125,550
Morgan Stanley, 5.375%, 11/14/2013                  GBP           20,000    35,636
Motorola, Inc., 8.000%, 11/01/2011                  USD           75,000    90,147
News America Holdings, Inc., 8.625%, 2/07/2014      AUD           50,000    39,024
Pemex Project Funding Master Trust,
 7.875%, 2/01/2009                                  USD          115,000   128,225
Pioneer Natural Resources Co., 7.200%, 1/15/2028    USD          175,000   197,090
Qwest Corp., 6.875%, 9/15/2033                      USD           30,000    25,275
Service Corp. International, 6.500%, 3/15/2008      USD            5,000     5,206
Sprint Capital Corp., 6.875%, 11/15/2028            USD           25,000    26,222
US West Capital Funding, Inc., 6.875%, 7/15/2028    USD          200,000   143,500
Williams Cos., Inc., 7.500%, 1/15/2031              USD          100,000   100,500
Woolworth Corp., 8.500%, 1/15/2022                  USD          150,000   159,750

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                                    PRINCIPAL AMOUNT  VALUE (A)
-------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Xerox Capital Trust I, 8.000%, 2/01/2027        USD      $    50,000 $   49,250
Xerox Corp., 7.200%, 4/01/2016                  USD           20,000     20,450
                                                                     ----------
                                                                      3,470,813
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $5,747,646)                                         6,422,645
                                                                     ----------

CONVERTIBLE BONDS - 0.7%

UNITED STATES - 0.7%
Builders Transportation, Inc.,
 8.000%, 8/15/2005(d)                           USD           95,000         10
Corning, Inc., 3.500%, 11/01/2008               USD           50,000     58,750
Loews Corp., 3.125%, 9/15/2007                  USD           70,000     68,512
                                                                     ----------
                                                                        127,272
                                                                     ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $192,940)                                             127,272
                                                                     ----------

TOTAL BONDS AND NOTES
 (Identified Cost $5,940,586)                                         6,549,917
                                                                     ----------

                                                              SHARES
-------------------------------------------------------------------------------

COMMON STOCKS - 55.3% OF TOTAL NET ASSETS

AUSTRALIA - 1.4%
Aristocrat Leisure Ltd.                                       29,400    165,642
Newcrest Mining Ltd.                                           6,500     71,807
                                                                     ----------
                                                                        237,449
                                                                     ----------
AUSTRIA - 1.6%
Erste Bank der oesterreichischen Sparkassen AG                 3,600    150,067
Wienerberger AG                                                3,300    123,952
                                                                     ----------
                                                                        274,019
                                                                     ----------
BELGIUM - 0.7%
Umicore                                                        1,775    129,648
                                                                     ----------
BERMUDA - 1.3%
Accenture Ltd., Class A(c)                                     5,750    155,537
Golar LNG Ltd.(c)                                              4,400     69,360
                                                                     ----------
                                                                        224,897
                                                                     ----------
CANADA - 1.5%
Canfor Corp.(c)                                                7,150     90,449
Cott Corp.(c)                                                  2,500     73,165
PetroKazakhstan, Inc., Class A                                 2,830     96,312
                                                                     ----------
                                                                        259,926
                                                                     ----------
DENMARK - 0.5%
William Demant Holding A/S(c)                                  2,100     92,766
                                                                     ----------
FRANCE - 1.2%
Axa                                                            3,900     79,151
Total Fina SA, Class B                                           600    122,464
                                                                     ----------
                                                                        201,615
                                                                     ----------

                                                 SHARES  VALUE (A)
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

GERMANY - 1.6%
Bayerische Motoren Werke (BMW) AG                 1,800 $   74,152
SAP AG                                              500     77,884
Siemens AG                                        1,600    117,929
                                                        ----------
                                                           269,965
                                                        ----------
HONG KONG - 0.3%
Esprit Holdings Ltd.                             11,500     58,882
                                                        ----------
INDIA - 0.4%
State Bank of India, GDR, 144A                    2,470     61,380
                                                        ----------
IRELAND - 0.5%
Anglo Irish Bank Corp. Plc                        4,921     90,293
                                                        ----------
ISRAEL - 0.1%
Teva Pharmaceutical Industries Ltd., ADR            592     15,362
                                                        ----------
ITALY - 0.7%
Eni Spa                                           5,200    116,640
                                                        ----------
JAPAN - 8.1%
Advantest Corp.                                     900     54,148
Chugai Pharmaceutical Co. Ltd.                    4,000     57,815
Diamond City Co., Ltd.                            2,600     69,291
Diamond City Co., Ltd. (New)(c)                   1,300     34,646
GOLDCREST Co. Ltd.                                  880     51,659
H.I.S. Co. Ltd.                                   2,500     78,905
Honda Motor Co. Ltd.                              2,300    112,143
Mitsubishi Tokyo Financial Group, Inc.               13    108,587
Nippon Thompson Co. Ltd.                         10,000     61,332
Nitori Co.                                          800     45,991
Sammy Corp.                                       2,300    112,981
SFCG Co. Ltd.                                       520    102,706
Sumitomo Realty & Development Co. Ltd.            8,000     85,358
Sumitomo Rubber Industries Ltd.                   8,000     77,566
T&D Holdings, Inc.                                1,600     70,328
Takefuji Corp.                                    1,040     66,692
TDK Corp., ADR                                      725     48,619
UFJ Holdings, Inc.(c)                                18     79,071
Xebio Co. Ltd.                                    2,900     80,787
                                                        ----------
                                                         1,398,625
                                                        ----------
MEXICO - 0.6%
Fomento Economico Mexicano SA de CV, ADR          2,175     96,092
                                                        ----------
RUSSIA - 0.5%
Gazprom, ADR(c)                                   2,550     91,290
                                                        ----------
SCOTLAND - 0.8%
Royal Bank of Scotland Group Plc                  4,900    141,867
                                                        ----------
SINGAPORE - 1.1%
Keppel Corp. Ltd.                                16,000     75,214
Singapore Press Holdings Ltd.(c)                 43,000    121,218
                                                        ----------
                                                           196,432
                                                        ----------
SOUTH KOREA - 0.6%
Samsung Electronics                                 270    107,233
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

                                              SHARES VALUE (A)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

SWEDEN - 1.2%
SKF AB, Class B                                1,100  $ 41,797
Telefonaktiebolaget LM Ericsson, ADR(c)        5,350   167,134
                                                     ---------
                                                       208,931
                                                     ---------
SWITZERLAND - 2.3%
Roche Holding AG                               1,000   103,627
Straumann AG                                     650   138,255
Synthes, Inc.(c)                               1,350   147,402
                                                     ---------
                                                       389,284
                                                     ---------
TAIWAN - 0.9%
Advanced Semiconductor Engineering, Inc.      89,561    59,610
United Microelectronics Corp., ADR            26,245    88,708
                                                     ---------
                                                       148,318
                                                     ---------
UNITED KINGDOM - 4.2%
BHP Billiton Plc                              11,765   124,141
Burberry Group Plc                            16,100   108,830
CSR Plc(c)                                    16,700   107,484
Pearson Plc                                    8,300    88,896
Smith & Nephew Plc                             9,600    88,486
Standard Chartered Plc                         4,200    72,226
Vodafone Group Plc                            59,500   142,802
                                                     ---------
                                                       732,865
                                                     ---------
UNITED STATES - 23.2%
AFLAC, Inc.                                    4,000   156,840
American International Group, Inc.             2,150   146,178
Amgen, Inc.(c)                                 2,000   113,360
Caremark Rx, Inc.(c)                           4,000   128,280
Carnival Corp.                                 3,000   141,870
CenturyTel, Inc.                               4,500   154,080
Cisco Systems, Inc.(c)                         3,750    67,875
Citigroup, Inc.                                2,750   121,330
ConocoPhillips                                 1,500   124,275
Covad Communications Group, Inc.(c)              459       771
Danaher Corp.                                  2,000   102,560
Dell, Inc.(c)                                  2,500    89,000
Devon Energy Corp.                             1,800   127,818
Dominion Resources, Inc.                         750    48,938
Dover Corp.                                    2,250    87,458
ExxonMobil Corp.                               3,000   144,990
First Data Corp.                               3,200   139,200
General Electric Co.                           2,500    83,950
GlobalSantaFe Corp.                            4,000   122,600
Goldman Sachs Group, Inc.                      1,200   111,888
Guidant Corp.                                  1,200    79,248
Harley-Davidson, Inc.                          2,000   118,880
Harris Corp.                                   2,700   148,338
Illinois Tool Works, Inc.                        700    65,219
Intel Corp.                                    1,500    30,090
Leggett & Platt, Inc.                          4,500   126,450
Maxim Integrated Products, Inc.                2,250    95,153
Medtronic, Inc.                                2,250   116,775

                                                                    SHARES   VALUE (A)
--------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

UNITED STATES - CONTINUED
Northrop Grumman Corp.                                               2,600 $   138,658
PepsiCo, Inc.                                                        2,750     133,787
Pfizer, Inc.                                                         2,500      76,500
Praxair, Inc.                                                        2,000      85,480
SunGard Data Systems, Inc.(c)                                        6,000     142,620
Target Corp.                                                         1,750      79,188
Viacom, Inc., Class B                                                3,000     100,680
Wells Fargo & Co.                                                    2,250     134,167
Zimmer Holdings, Inc.(c)                                             1,500     118,560
                                                                           -----------
                                                                             4,003,054
                                                                           -----------

TOTAL COMMON STOCKS
 (Identified Cost $8,297,583)                                                9,546,833
                                                                           -----------

PREFERRED STOCKS - 1.4% OF TOTAL NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.7%

GERMANY - 0.7%
ProSiebenSati Media AG                                               6,700     123,703
                                                                           -----------

TOTAL NON-COVERTIBLE PREFERRED STOCKS
 (Identified Cost $117,301)                                                    123,703
                                                                           -----------

CONVERTIBLE PREFERRED STOCKS - 0.7%

PHILIPPINES - 0.7%
Philippine Long Distance Telephone Co., $3.50
 GDS                                                                 2,500     124,375
                                                                           -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $91,812)                                                     124,375
                                                                           -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $209,113)                                                    248,078
                                                                           -----------

WARRANTS - 0.0% OF NET ASSETS

CANADA - 0.0%
Anooraq Resources Corp., expiring 06/01/05(c)                       11,900           0
                                                                           -----------

TOTAL WARRANTS
 (Identified Cost $0)                                                                0
                                                                           -----------

                                                          PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreement with State Street Corp.,
dated 9/30/04 at 0.650% to be repurchased at
$579,010 on 10/01/04 collateralized by $435,000
U.S. Treasury Bond, 7.625% due 2/15/25 with a
value of $595,542                                                 $579,000     579,000
                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $579,000)                                                    579,000
                                                                           -----------

TOTAL INVESTMENTS - 98.0%
 (Identified Cost $15,026,282)(b)                                           16,923,828
 Other assets less liabilities--2.0%                                           350,599
                                                                           -----------

TOTAL NET ASSETS - 100%                                                    $17,274,427
                                                                           -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2004

(a)See Note 2a of Notes to Financial Statements.
(b)Federal Tax Information:

   At September 30, 2004, the net unrealized
   appreciation on investments based on cost of
   $15,047,525 for federal income tax purposes was as
   follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value
   over tax cost                                                                                          $2,187,128
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax
   cost over value                                                                                          (310,825)
                                                                                                          ----------
   Net unrealized appreciation                                                                            $1,876,303
                                                                                                          ----------

   At September 30, 2004, the Fund had a capital loss carryover of approximately $2,049,444 of which $1,008,781 expires on September 30, 2010 and $1,040,663 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.
   At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $470,328 in undistributed ordinary income and $0 in undistributed long-term gains.
   The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, premium amortization accruals and wash sales.
(c)Non-income producing security.
(d)Non-income producing security due to default or backruptcy filing.
(e)Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $201,859 or 1.17% of total net assets.
ADR/GDR/GDS--An American Depositary Receipt (ADR), Global Depositary Receipt
   (GDR) or Global Depositary Shares (GDS) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's or GDR's are significantly influenced by trading on exchanges not located in the United States.
   Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD:
   Canadian Dollar; DKK: Danish Krone; EUR: Euro; HUF: Hungarian Forint; GBP:
   Great British Pound; JPY: Japanese Yen; MXN: Mexican Peso; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona;
   USD: United States Dollar.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2004 AS A PERCENTAGE OF NET ASSETS

Sovereigns                           7.5%
Oil & Gas                            4.6
Healthcare Equipment & Supplies      3.4
Wireless Telecommunication Services  3.0
Metals & Mining                      2.7
Specialty Retail                     2.7
Insurance                            2.6
IT Services                          2.5
Containers & Packaging               2.4
Communications Equipment             2.2
Government Agencies                  2.2
Consumer Finance                     2.1
Wireless                             2.1
Electronics                          2.0
Machinery                            2.0
Other, less than 2% each            50.6

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2004

                                                                AGGRESSIVE         MID CAP           SMALL CAP
                                                                GROWTH FUND      GROWTH FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments at cost                                          $    45,687,477  $     7,394,990    $    27,909,044
 Net unrealized appreciation                                        5,368,103          906,058          2,732,972
                                                              ---------------  ---------------    ---------------
   Investments at value                                            51,055,580        8,301,048         30,642,016
 Cash                                                                     817          359,892            340,326
 Foreign cash at value (identified cost $ 11,020)                          --               --                 --
 Receivable for Fund shares sold                                       38,122               --              2,695
 Receivable for securities sold                                       138,938           23,156          2,561,224
 Dividends and interest receivable                                     10,430            1,721              3,273
 Tax reclaims receivable                                                   --               --                 --
 Receivable from investment adviser                                     8,666            5,108             13,308
 Other                                                                     --               --                 --
                                                              ---------------  ---------------    ---------------
   TOTAL ASSETS                                                    51,252,553        8,690,925         33,562,842
                                                              ---------------  ---------------    ---------------

LIABILITIES
 Payable for securities purchased                                     511,313           86,480            385,728
 Payable for Fund shares redeemed                                      82,795               --          2,645,442
 Foreign taxes                                                             --               --                 --
 Management fees payable                                               30,590            5,149             19,662
 Trustees' fees payable                                                 1,677            1,640              1,664
 Deferred Trustees' fees                                                5,244            4,196              4,989
 Accounting and administrative fees payable                            10,075            1,562              9,262
 Service and distribution fees payable                                    173               --                 99
 Transfer agent fees payable                                            4,242            1,219              4,417
 Other accounts payable and accrued expenses                           33,259           20,852             36,023
                                                              ---------------  ---------------    ---------------
   TOTAL LIABILITIES                                                  679,368          121,098          3,107,286
                                                              ---------------  ---------------    ---------------
NET ASSETS                                                    $    50,573,185  $     8,569,827    $    30,455,556
                                                              ---------------  ---------------    ---------------
Net Assets consist of:
 Paid in capital                                              $   153,802,265  $    12,336,741    $   237,291,769
 Undistributed (overdistributed) net investment income (loss)        (126,934)          (8,765)            (4,989)
 Accumulated net realized gain (loss) on investments             (108,470,249)      (4,664,207)      (209,564,196)
 Net unrealized appreciation (depreciation) on investments
   and foreign currency translations                                5,368,103          906,058          2,732,972
                                                              ---------------  ---------------    ---------------
NET ASSETS                                                    $    50,573,185  $     8,569,827    $    30,455,556
                                                              ---------------  ---------------    ---------------

NET ASSET VALUE AND OFFERING PRICE
 INSTITUTIONAL CLASS
   Net assets                                                 $    25,191,189  $     8,569,827    $    15,866,663
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                    1,625,450        1,250,012          1,771,713
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share   $         15.50  $          6.86    $          8.96
                                                              ---------------  ---------------    ---------------
 RETAIL CLASS
   Net assets                                                 $    25,381,996               --    $    14,588,893
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                    1,670,054               --          1,661,545
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share   $         15.20               --    $          8.78
                                                              ---------------  ---------------    ---------------
 ADMIN CLASS
   Net assets                                                              --               --                 --
                                                              ---------------  ---------------    ---------------
   Shares of beneficial interest                                           --               --                 --
                                                              ---------------  ---------------    ---------------
   Net asset value, offering and redemption price per share                --               --                 --
                                                              ---------------  ---------------    ---------------

                See accompanying notes to financial statements.

  SMALL CAP      SMALL COMPANY       TAX-MANAGED
  VALUE FUND      GROWTH FUND        EQUITY FUND         VALUE FUND       WORLDWIDE FUND
-----------------------------------------------------------------------------------------
$   473,805,102 $    18,944,746    $     4,635,845    $    28,197,792    $    15,026,282
    108,000,420       1,586,129            590,217          5,392,088          1,897,546
-----------------------------------------------------------------------------------------
    581,805,522      20,530,875          5,226,062         33,589,880         16,923,828
          1,589         384,079             14,222                736                887
             --              --                 --                 --             11,198
      1,389,967              --                 --                 --            259,034
      5,255,677          84,648                 --                 --             47,976
        596,377           1,773              2,354             40,011            128,992
             --              --                 --                 --              1,181
          9,814           1,167              3,837              4,769             10,769
             --              --                 --                 --              1,050
-----------------------------------------------------------------------------------------
    589,058,946      21,002,542          5,246,475         33,635,396         17,384,915
-----------------------------------------------------------------------------------------

      5,388,214         108,972             12,809                 --             62,670
        649,103              --                 --             15,130                 --
          2,084              --                 --                248                869
        353,356          12,554              2,098             13,824             10,292
          2,096           1,652              1,636              1,662              1,625
         16,686           4,530              4,086              4,880              4,376
        102,642           4,707              1,247              7,263              2,790
          2,030              --                 --                 --                 --
         19,392           1,225              1,572              2,334              1,539
         76,755          22,561             20,988             26,997             26,327
-----------------------------------------------------------------------------------------
      6,612,358         156,201             44,436             72,338            110,488
-----------------------------------------------------------------------------------------
$   582,446,588 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------
$   417,264,099 $    99,908,294    $     8,808,117    $    29,854,901    $    16,980,411
         76,941          (4,530)            19,706            519,100            465,952
     57,105,128     (80,643,552)        (4,216,001)        (2,203,031)        (2,070,687)

    108,000,420       1,586,129            590,217          5,392,088          1,898,751
-----------------------------------------------------------------------------------------
$   582,446,588 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------

$   346,356,022 $    20,846,341    $     5,202,039    $    33,563,058    $    17,274,427
-----------------------------------------------------------------------------------------
     13,450,078       2,661,967            612,914          2,103,614          1,694,505
-----------------------------------------------------------------------------------------
$         25.75 $          7.83    $          8.49    $         15.95    $         10.19
-----------------------------------------------------------------------------------------
$   173,410,804              --                 --                 --                 --
-----------------------------------------------------------------------------------------
      6,767,802              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$         25.62              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$    62,679,762              --                 --                 --                 --
-----------------------------------------------------------------------------------------
      2,464,777              --                 --                 --                 --
-----------------------------------------------------------------------------------------
$         25.43              --                 --                 --                 --
-----------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                          AGGRESSIVE      MID CAP      SMALL CAP
                                                                          GROWTH FUND   GROWTH FUND   GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                $     80,903  $     13,076  $     21,368
Interest                                                                        5,748           383         3,794
Less foreign taxes withheld                                                        --            --            --
                                                                         ------------  ------------  ------------
                                                                               86,651        13,459        25,162
                                                                         ------------  ------------  ------------

EXPENSES
Management fees                                                               411,607        63,508       333,595
Distribution fees--Retail Class                                                74,093            --        54,892
Service and distribution fees--Admin Class                                         --            --            --
Trustees' fees and expenses                                                    11,574         9,178        11,075
Accounting and administrative fees                                             36,011         5,556        29,186
Custodian                                                                      48,105        33,959        50,392
Transfer agent fees-- Institutional Class, Retail Class, Admin Class           43,315        13,348        42,137
Audit and tax services                                                         27,896        23,533        37,661
Registration                                                                   27,319        19,760        40,419
Shareholder reporting                                                          21,582         4,389        15,075
Legal                                                                           3,506           538         2,647
Miscellaneous                                                                  13,524         4,413        13,171
                                                                         ------------  ------------  ------------
Total expenses                                                                718,532       178,182       630,250
Less reimbursement/waiver                                                     (95,630)     (101,973)     (130,564)
                                                                         ------------  ------------  ------------
Net expenses                                                                  622,902        76,209       499,686
                                                                         ------------  ------------  ------------
Net investment income (loss)                                                 (536,251)      (62,750)     (474,524)
                                                                         ------------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

REALIZED GAIN (LOSS) ON:
Investments--net                                                           11,771,511     1,544,389    12,648,409
Foreign currency transactions--net                                                 --            --            --
                                                                         ------------  ------------  ------------
Total net realized gain (loss) on investments and foreign currency
  transactions                                                             11,771,511     1,544,389    12,648,409
                                                                         ------------  ------------  ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                                           (4,394,736)     (529,308)   (8,644,086)
Foreign currency translations--net                                                 --            --            --
                                                                         ------------  ------------  ------------
Total net change in unrealized appreciation (depreciation) on
  investments and foreign currency translations                            (4,394,736)     (529,308)   (8,644,086)
                                                                         ------------  ------------  ------------
Total net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     7,376,775     1,015,081     4,004,323
                                                                         ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $  6,840,524  $    952,331  $  3,529,799
                                                                         ------------  ------------  ------------


                See accompanying notes to financial statements.

     SMALL CAP    SMALL COMPANY   TAX-MANAGED
     VALUE FUND    GROWTH FUND    EQUITY FUND   VALUE FUND     WORLDWIDE FUND
    --------------------------------------------------------------------------
    $  5,647,498   $     14,791  $     45,543  $    856,511      $    132,855
         245,986          1,037            60         3,612           411,927
          (7,720)            --          (157)       (4,071)           (9,113)
    --------------------------------------------------------------------------
       5,885,764         15,828        45,446       856,052           535,669
    --------------------------------------------------------------------------

       4,147,405        175,343        18,372       191,851           113,288
         423,988             --            --            --                --
         261,292             --            --            --                --
          36,942          9,941         8,924        10,706             9,514
         362,854         15,341         2,411        25,178             9,912
         108,561         41,388        30,972        38,506            82,734
         209,183         13,594        17,745        23,908            17,058
          46,110         24,623        23,296        25,606            25,172
          45,209         19,650        15,240        17,420            19,073
          94,577          9,676         2,589         9,567             2,556
          35,184          1,621           242         2,366               959
          75,979          8,052         4,773        10,552             1,751
    --------------------------------------------------------------------------
       5,847,284        319,229       124,564       355,660           282,017
        (185,229)      (108,817)     (100,680)      (29,514)         (130,966)
    --------------------------------------------------------------------------
       5,662,055        210,412        23,884       326,146           151,051
    --------------------------------------------------------------------------
         223,709       (194,584)       21,562       529,906           384,618
    --------------------------------------------------------------------------


      65,900,639      2,281,688       (11,257)    3,827,567           509,475
              --             --            --            --            (7,864)
    --------------------------------------------------------------------------
      65,900,639      2,281,688       (11,257)    3,827,567           501,611
    --------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813           773,530
              --             --            --            --            (1,462)
    --------------------------------------------------------------------------
      46,216,250     (3,170,922)      375,137     2,637,813           772,068
    --------------------------------------------------------------------------

     112,116,889       (889,234)      363,880     6,465,380         1,273,679
    --------------------------------------------------------------------------

    $112,340,598   $ (1,083,818) $    385,442  $  6,995,286      $  1,658,297
    --------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (536,251)      $  (471,108)
  Net realized gain (loss) on investments and foreign currency transactions              11,771,511        (1,638,969)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (4,394,736)       13,073,722
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             6,840,524        10,963,645
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                --
    Retail Class                                                                                 --                --
                                                                                    ------------------ ------------------
  Total distributions                                                                            --                --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (12,946,996)        2,847,129
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                (6,106,472)       13,810,774
NET ASSETS
  Beginning of period                                                                    56,679,657        42,868,883
                                                                                    ------------------ ------------------
  End of period                                                                        $ 50,573,185       $56,679,657
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   (126,934)      $    (1,142)
                                                                                    ------------------ ------------------

MID CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $  (62,750)        $  (51,079)
  Net realized gain (loss) on investments and foreign currency transactions              1,544,389           (109,243)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  (529,308)         1,858,351
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                              952,331          1,698,029
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                 --
                                                                                    ------------------ ------------------
  Total distributions                                                                           --                 --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)        (42,608)            32,706
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                  909,723          1,730,735
NET ASSETS
  Beginning of period                                                                    7,660,104          5,929,369
                                                                                    ------------------ ------------------
  End of period                                                                         $8,569,827         $7,660,104
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   (8,765)        $   (1,142)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   (474,524)      $   (636,880)
  Net realized gain (loss) on investments and foreign currency transactions              12,648,409         (3,722,740)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 (8,644,086)        18,110,700
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             3,529,799         13,751,080
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                          --                 --
    Retail Class                                                                                 --                 --
                                                                                    ------------------ ------------------
  Total distributions                                                                            --                 --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (25,938,308)       (36,514,836)
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                          63                 --
    Retail Class                                                                                 41                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               (22,408,405)       (22,763,756)
NET ASSETS
  Beginning of period                                                                    52,863,961         75,627,717
                                                                                    ------------------ ------------------
  End of period                                                                        $ 30,455,556       $ 52,863,961
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     (4,989)      $     (1,142)
                                                                                    ------------------ ------------------

SMALL CAP VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    223,709       $    567,375
  Net realized gain (loss) on investments and foreign currency transactions              65,900,639          4,755,610
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                 46,216,250         79,201,327
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                           112,340,598         84,524,312
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (755,336)                --
    Retail Class                                                                            (73,295)                --
    Admin Class                                                                                  --                 --
  CAPITAL GAINS:
    Institutional Class                                                                  (7,446,392)                --
    Retail Class                                                                         (3,811,026)                --
    Admin Class                                                                          (1,088,512)                --
                                                                                    ------------------ ------------------
  Total distributions                                                                   (13,174,561)                --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      15,767,810         37,141,909
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                       2,915                 --
    Retail Class                                                                              1,477                 --
    Admin Class                                                                                 486                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               114,938,725        121,666,221
NET ASSETS
  Beginning of period                                                                   467,507,863        345,841,642
                                                                                    ------------------ ------------------
  End of period                                                                        $582,446,588       $467,507,863
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $     76,941       $    682,317
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL COMPANY GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $  (194,584)       $   (216,252)
  Net realized gain (loss) on investments and foreign currency transactions              2,281,688          (3,347,715)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                (3,170,922)         10,422,651
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                           (1,083,818)          6,858,684
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                         --                  --
                                                                                    ------------------ ------------------
  Total distributions                                                                           --                  --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (2,300,199)        (30,642,707)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                               (3,384,017)        (23,784,023)
NET ASSETS
  Beginning of period                                                                   24,230,358          48,014,381
                                                                                    ------------------ ------------------
  End of period                                                                        $20,846,341        $ 24,230,358
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    (4,530)       $     (1,142)
                                                                                    ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                          $   21,562        $     71,050
  Net realized gain (loss) on investments and foreign currency transactions                (11,257)           (145,271)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   375,137             684,831
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                              385,442             610,610
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (62,322)            (82,181)
                                                                                    ------------------ ------------------
  Total distributions                                                                      (62,322)            (82,181)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      2,388,811         (15,464,446)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                2,711,931         (14,936,017)
NET ASSETS
  Beginning of period                                                                    2,490,108          17,426,125
                                                                                    ------------------ ------------------
  End of period                                                                         $5,202,039        $  2,490,108
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                            $   19,706        $     60,856
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $    529,906       $   448,264
  Net realized gain (loss) on investments and foreign currency transactions               3,827,567        (2,165,764)
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                  2,637,813         8,798,027
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                             6,995,286         7,080,527
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                    (456,216)         (273,025)
                                                                                    ------------------ ------------------
  Total distributions                                                                      (456,216)         (273,025)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)     (10,935,484)       (1,873,138)
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                (4,396,414)        4,934,364
NET ASSETS
  Beginning of period                                                                    37,959,472        33,025,108
                                                                                    ------------------ ------------------
  End of period                                                                        $ 33,563,058       $37,959,472
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $    519,100       $   444,016
                                                                                    ------------------ ------------------

WORLDWIDE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2004 SEPTEMBER 30, 2003
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                                         $   384,618        $   363,432
  Net realized gain (loss) on investments and foreign currency transactions                501,611            104,771
  Net change in unrealized appreciation (depreciation) on investments and foreign
   currency translations                                                                   772,068          1,826,724
                                                                                    ------------------ ------------------
  Increase (decrease) in net assets resulting from operations                            1,658,297          2,294,927
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  NET INVESTMENT INCOME:
    Institutional Class                                                                   (448,271)          (284,901)
                                                                                    ------------------ ------------------
  Total distributions                                                                     (448,271)          (284,901)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 7)      5,565,347            148,718
                                                                                    ------------------ ------------------
  REDEMPTION FEES
    Institutional Class                                                                         --                 --
                                                                                    ------------------ ------------------
  Total increase (decrease) in net assets                                                6,775,373          2,158,744
NET ASSETS
  Beginning of period                                                                   10,499,054          8,340,310
                                                                                    ------------------ ------------------
  End of period                                                                        $17,274,427        $10,499,054
                                                                                    ------------------ ------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)                           $   465,952        $   443,887
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,      Net         Net realized                   Dividends    Distributions
                    beginning  investment    and unrealized  Total from         from        from net
                        of       income      gain (loss) on  investment    net investment   realized
                    the period   (loss)       investments    operations        income     capital gains
-------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $13.69     $(0.13)(c)     $  1.94       $  1.81           $--          $   --
9/30/2003              10.70      (0.10)(c)        3.09          2.99            --              --
9/30/2002              13.56      (0.13)(c)       (2.73)        (2.86)           --              --
9/30/2001              47.71      (0.20)(c)      (33.43)       (33.63)           --           (0.52)
9/30/2000              20.08      (0.26)(c)       29.11         28.85            --           (1.22)

RETAIL CLASS
9/30/2004              13.46      (0.16)(c)        1.90          1.74            --              --
9/30/2003              10.55      (0.13)(c)        3.04          2.91            --              --
9/30/2002              13.41      (0.16)(c)       (2.70)        (2.86)           --              --
9/30/2001              47.33      (0.25)(c)      (33.15)       (33.40)           --           (0.52)
9/30/2000              19.99      (0.38)(c)       28.94         28.56            --           (1.22)

MID CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 6.10     $(0.05)(c)     $  0.81       $  0.76           $--          $   --
9/30/2003               4.74      (0.04)(c)        1.40          1.36            --              --
9/30/2002               5.99      (0.05)(c)       (1.20)        (1.25)           --              --
9/30/2001*             10.00      (0.03)(c)       (3.98)        (4.01)           --              --


* From commencement of Fund operations on February 28, 2001 through September 30, 2001. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year.

                See accompanying notes to financial statements.

                                              RATIOS TO AVERAGE NET ASSETS:
--------------                              ----------------------------------

              Net asset         Net assets,
                value,   Total    end of       Net     Gross   Net investment Portfolio
    Total     end of the return the period  expenses  expenses income (loss)  turnover
distributions   period   (%)(a)    (000)    (%)(b)(d)  (%)(d)      (%)(d)      rate(%)
---------------------------------------------------------------------------------------

   $   --       $15.50    13.2   $ 25,191     1.00      1.17       (0.84)        284
       --        13.69    27.9     23,866     1.00      1.23       (0.88)        248
       --        10.70   (21.1)    13,421     1.00      1.31       (0.91)        220
    (0.52)       13.56   (71.1)    16,347     1.00      1.13       (0.75)        258
    (1.22)       47.71   147.8     62,364     1.00      1.11       (0.66)        191

       --        15.20    12.9     25,382     1.25      1.42       (1.10)        284
       --        13.46    27.6     32,813     1.25      1.47       (1.13)        248
       --        10.55   (21.3)    26,885     1.25      1.45       (1.16)        220
    (0.52)       13.41   (71.2)    41,456     1.25      1.37       (1.01)        258
    (1.22)       47.33   147.0    110,824     1.25      1.35       (0.89)        191


   $   --       $ 6.86    12.5   $  8,570     0.90      2.10       (0.74)        287
       --         6.10    28.7      7,660     0.90      2.45       (0.79)        246
       --         4.74   (20.9)     5,929     0.90      1.88       (0.81)        216
       --         5.99   (40.1)     7,483     0.90      1.93       (0.62)        145

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 8.59      $(0.09)(c)      $  0.46      $  0.37         $   --        $   --
9/30/2003               6.35       (0.06)(c)         2.30         2.24             --            --
9/30/2002               8.83       (0.08)(c)        (2.40)       (2.48)            --            --
9/30/2001              26.98       (0.12)(c)       (17.06)      (17.18)            --         (0.97)
9/30/2000              16.74       (0.16)(c)        10.40        10.24             --            --

RETAIL CLASS
9/30/2004               8.45       (0.11)(c)         0.44         0.33             --            --
9/30/2003               6.26       (0.08)(c)         2.27         2.19             --            --
9/30/2002               8.72       (0.10)(c)        (2.36)       (2.46)            --            --
9/30/2001              26.74       (0.15)(c)       (16.90)      (17.05)            --         (0.97)
9/30/2000              16.65       (0.24)(c)        10.33        10.09             --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2004             $21.34      $ 0.04(c)       $  4.97      $  5.01         $(0.05)       $(0.55)
9/30/2003              17.28        0.05(c)          4.01         4.06             --            --
9/30/2002              19.89        0.10(c)         (0.36)       (0.26)         (0.11)        (2.24)
9/30/2001              20.42        0.16(c)          0.60         0.76          (0.20)        (1.09)
9/30/2000              17.33        0.14(c)          3.36         3.50          (0.14)        (0.27)

RETAIL CLASS
9/30/2004              21.25       (0.02)/(c)/       4.95         4.93          (0.01)        (0.55)
9/30/2003              17.25        0.00(c)(d)       4.00         4.00             --            --
9/30/2002              19.85        0.05(c)         (0.35)       (0.30)         (0.06)        (2.24)
9/30/2001              20.38        0.11(c)          0.60         0.71          (0.15)        (1.09)
9/30/2000              17.28        0.10(c)          3.36         3.46          (0.09)        (0.27)

ADMIN CLASS
9/30/2004              21.13       (0.08)(c)         4.93         4.85             --         (0.55)
9/30/2003              17.20       (0.05)(c)         3.98         3.93             --            --
9/30/2002              19.80        0.00(c)(d)      (0.35)       (0.35)         (0.01)        (2.24)
9/30/2001              20.34        0.05(c)          0.60         0.65          (0.10)        (1.09)
9/30/2000              17.24        0.04(c)          3.37         3.41          (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses Expenses income (loss)  turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)         (%)       rate (%)
-------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $ 8.96     4.3   $ 15,867     1.00     1.31       (0.95)        217
       --          --        8.59    35.3     22,519     1.00     1.19       (0.91)        190
       --          --        6.35   (28.1)    42,415     1.00     1.07       (0.90)        162
    (0.97)         --        8.83   (65.2)   124,479     0.99     0.99       (0.74)        140
       --          --       26.98    61.2    262,147     0.92     0.92       (0.62)        170

       --       $0.00(d)     8.78     3.9     14,589     1.25     1.52       (1.19)        217
       --          --        8.45    35.0     30,345     1.25     1.43       (1.17)        190
       --          --        6.26   (28.2)    32,135     1.25     1.33       (1.15)        162
    (0.97)         --        8.72   (65.3)    50,197     1.25     1.26       (1.01)        140
       --          --       26.74    60.6     69,416     1.23     1.23       (0.92)        170


   $(0.60)      $0.00(d)   $25.75    23.8   $346,356     0.90     0.93        0.16          70
       --          --       21.34    23.5    289,945     0.90     0.94        0.26          74
    (2.35)         --       17.28    (2.6)   234,370     0.94     0.96        0.48          86
    (1.29)         --       19.89     3.9    215,439     0.98     0.98        0.76          98
    (0.41)         --       20.42    20.7    214,919     0.93     0.93        0.76         102

    (0.56)       0.00(d)    25.62    23.5    173,411     1.15     1.18       (0.08)         70
       --          --       21.25    23.2    140,152     1.15     1.20       (0.01)         74
    (2.30)         --       17.25    (2.8)    86,816     1.19     1.20        0.22          86
    (1.24)         --       19.85     3.6     97,544     1.22     1.22        0.51          98
    (0.36)         --       20.38    20.4     92,698     1.17     1.17        0.53         102

    (0.55)       0.00(d)    25.43    23.3     62,680     1.40     1.43       (0.33)         70
       --          --       21.13    22.9     37,411     1.40     1.47       (0.27)         74
    (2.25)         --       17.20    (3.0)    24,655     1.44     1.53       (0.01)         86
    (1.19)         --       19.80     3.3     16,471     1.50     1.59        0.23          98
    (0.31)         --       20.34    20.1     11,391     1.50     1.68        0.21         102

                See accompanying notes to financial statements.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                               ------------------------------------------  ----------------------------
                    Net asset
                      value,                    Net realized                 Dividends    Distributions
                    beginning       Net        and unrealized Total from        from        from net
                        of      investment     gain (loss) on investment   net investment   realized
                    the period income (loss)    investments   operations       income     capital gains
-------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004             $ 8.27      $(0.07)(c)      $ (0.37)     $ (0.44)        $   --        $   --
9/30/2003               5.77       (0.05)(c)         2.55         2.50             --            --
9/30/2002               8.07       (0.07)(c)        (2.23)       (2.30)            --            --
9/30/2001              19.78       (0.07)(c)       (11.45)      (11.52)            --         (0.19)
9/30/2000              11.67       (0.06)            8.17         8.11             --            --

TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2004             $ 7.66      $ 0.05(c)       $  0.97      $  1.02         $(0.19)       $   --
9/30/2003               6.78        0.06(c)          0.85         0.91          (0.03)           --
9/30/2002               7.67        0.06(c)         (0.81)       (0.75)         (0.14)           --
9/30/2001              11.16        0.12(c)         (1.60)       (1.48)         (0.09)        (1.92)
9/30/2000              13.46        0.12             2.43         2.55          (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2004             $13.52      $ 0.21(c)       $  2.39      $  2.60         $(0.17)       $   --
9/30/2003              11.17        0.15(c)          2.29         2.44          (0.09)           --
9/30/2002              13.90        0.13(c)         (2.42)       (2.29)         (0.16)        (0.28)
9/30/2001              15.12        0.14(c)         (1.19)       (1.05)         (0.17)           --
9/30/2000              16.54        0.17             0.41         0.58          (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2004             $ 9.32      $ 0.25(c)       $  0.96      $  1.21         $(0.34)       $   --
9/30/2003               7.53        0.32(c)          1.74         2.06          (0.27)           --
9/30/2002*              8.48        0.35(c)         (0.55)       (0.20)         (0.75)           --
9/30/2001              13.93        0.65(c)         (2.44)       (1.79)         (0.35)        (3.31)
9/30/2000              10.28        0.58(c)          4.02         4.60          (0.48)        (0.47)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. *As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS:
-------------------------                              ---------------------------------

                         Net asset         Net assets,
                           value,   Total    end of      Net     Gross   Net investment Portfolio
    Total     Redemption   end of   return the period  Expenses Expenses     income     turnover
distributions    fee     the period (%)(a)    (000)     (%)(b)    (%)      (loss) (%)    rate(%)
-------------------------------------------------------------------------------------------------

   $   --        $--       $ 7.83    (5.3)  $ 20,846     0.90     1.37       (0.83)        235
       --         --         8.27    43.3     24,230     0.90     1.31       (0.81)        220
       --         --         5.77   (28.5)    48,014     0.90     1.07       (0.82)        157
    (0.19)        --         8.07   (58.6)    69,710     0.90     1.02       (0.61)        150
       --         --        19.78    69.5    133,784     0.90     0.99       (0.51)        174


   $(0.19)       $--       $ 8.49    13.4   $  5,202     0.65     3.39        0.59          27
    (0.03)        --         7.66    13.5      2,490     0.65     1.82        0.81         200
    (0.14)        --         6.78   (10.1)    17,426     0.65     1.14        0.72         188
    (2.01)        --         7.67   (15.9)    19,211     0.65     1.05        1.29         300
    (4.85)        --        11.16    25.3     23,718     0.65     0.95        1.00         356


   $(0.17)       $--       $15.95    19.4   $ 33,563     0.85     0.93        1.38          47
    (0.09)        --        13.52    22.0     37,959     0.85     0.92        1.23          56
    (0.44)        --        11.17   (17.2)    33,025     0.85     0.90        0.90          66
    (0.17)        --        13.90    (7.1)    39,549     0.85     0.96        0.87          90
    (2.00)        --        15.12     3.6     38,792     0.85     0.89        0.87          73


   $(0.34)       $--       $10.19    13.2   $ 17,274     1.00     1.87        2.55          69
    (0.27)        --         9.32    28.0     10,499     1.00     2.23        3.81          94
    (0.75)        --         7.53    (3.0)     8,340     1.00     2.43        4.26         113
    (3.66)        --         8.48   (15.0)     8,528     1.00     2.58        6.85         160
    (0.95)        --        13.93    46.5      9,748     1.00     2.48        4.26         183

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2004

1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to the funds of the Trusts as described below. The financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")
Loomis Sayles Small Company Growth Fund (the "Small Company Growth Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2004, approximately 24% of the market value of investments for the Loomis Sayles Worldwide Fund were fair valued pursuant to procedures approved by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from real estate investment trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward foreign currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions, gains realized from passive foreign investment companies and redemptions in kind. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities) were as follows:

FUND                       PURCHASES      SALES
----                      ------------ ------------
Aggressive Growth Fund    $151,447,228 $163,542,961
Mid Cap Growth Fund         23,579,378   23,821,738
Small Cap Growth Fund       93,604,087  121,224,377
Small Cap Value Fund       366,322,435  367,371,432
Small Company Growth Fund   54,052,388   56,314,863
Tax-Managed Equity Fund      3,412,947      974,997
Value Fund                  17,778,475   28,896,177
Worldwide Fund              14,095,833    9,377,158

For the year ended September 30, 2004, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $534,049 and $471,572, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect for the year ended September 30, 2004, provide for fees at the following annual percentage rates of each Fund's average daily net assets. Loomis Sayles has contractually agreed, until January 31, 2005, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                     EXPENSE LIMIT AS A PERCENTAGE OF
                                      AVERAGE DAILY NET ASSETS
                                     --------------------------------
                          MANAGEMENT
FUND                         FEES    INSTITUTIONAL   RETAIL   ADMIN
----                      ---------- -------------   ------   -----
Aggressive Growth Fund      0.75%        1.00%       1.25%       --
Mid Cap Growth Fund         0.75%        0.90%          --       --
Small Cap Growth Fund       0.75%        1.00%       1.25%       --
Small Cap Value Fund        0.75%        0.90%       1.15%    1.40%
Small Company Growth Fund   0.75%        0.90%          --       --
Tax-Managed Equity Fund     0.50%        0.65%          --       --
Value Fund                  0.50%        0.85%          --       --
Worldwide Fund              0.75%        1.00%          --       --

For the year ended September 30, 2004, the management fees and waivers for each Fund were as follows:

                                                            PERCENTAGE OF
                            GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                          MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
FUND                         FEE        FEE        FEE         GROSS       NET
----                      ---------- ---------- ---------- ---------        -----
Aggressive Growth Fund    $  411,607  $ 95,630  $  315,977   0.75%        0.58%
Mid Cap Growth Fund           63,508    63,508          --   0.75%           --
Small Cap Growth Fund        333,595   130,564     203,031   0.75%        0.46%
Small Cap Value Fund       4,147,405   185,229   3,962,176   0.75%        0.72%
Small Company Growth Fund    175,343   108,817      66,526   0.75%        0.28%
Tax-Managed Equity Fund       18,372    18,372          --   0.50%           --
Value Fund                   191,851    29,514     162,337   0.50%        0.42%
Worldwide Fund               113,288   113,288          --   0.75%           --

For the year ended September 30, 2004, in addition to the waiver of management fees, expenses have been reimbursed as follows:

FUND                    AMOUNT
----                    -------
Mid Cap Growth Fund     $38,465
Tax-Managed Equity Fund  82,308
Worldwide Fund           17,678

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

B. ACCOUNTING AND ADMINISTRATIVE FEES. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Trusts, the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                       FIRST         NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                          ACCOUNTING AND
FUND                      ADMINISTRATIVE
----                      --------------
Aggressive Growth Fund       $ 36,011
Mid Cap Growth Fund             5,556
Small Cap Growth Fund          29,186
Small Cap Value Fund          362,854
Small Company Growth Fund      15,341
Tax-Managed Equity Fund         2,411
Value Fund                     25,178
Worldwide Fund                  9,912

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund and Worldwide Fund pay service fees to CIS monthly representing the higher amount based on the following calculations:

             (1)Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% of the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y**.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


             Each Class of shares is subject to a monthly Class minimum of $1,250 allocated based on the combined net assets of Institutional Class, Retail Class and Admin Class, as applicable.

             or

             (2)An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Managed Equity Fund, Value Fund, Worldwide Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Trusts and the CDC Nvest Funds Trusts.

Mid Cap Growth Fund and Small Company Growth Fund pay service fees monthly to CIS representing the higher amount based on the following calculations:

             (1)Annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional Funds*.

             Each Fund is subject to a monthly minimum fee of $1,000.

             or

             (2)An allocated portion, based on eligible assets of an aggregate minimum fee for the period January 1, 2004, through December 31, 2004, of $100,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $29,315.

*Institutional Funds consist of Mid Cap Growth Fund, Small Company Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

FUND                      TRANSFER AGENT FEE
----                      ------------------
Aggressive Growth Fund         $ 30,000
Mid Cap Growth Fund              12,000
Small Cap Growth Fund            30,000
Small Cap Value Fund            145,305
Small Company Growth Fund        12,000
Tax-Managed Equity Fund          15,000
Value Fund                       15,000
Worldwide Fund                   15,000

D. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Investment Grade Bond Fund--Class J.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS

North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other series of the Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

F. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                           PUBLISHING
FUND                      SERVICES FEE
----                      ------------
Aggressive Growth Fund        $ 37
Mid Cap Growth Fund             42
Small Cap Growth Fund           37
Small Cap Value Fund            42
Small Company Growth Fund       42
Tax-Managed Equity Fund         96
Value Fund                      37
Worldwide Fund                 104

G. REDEMPTION FEES. Effective April 1, 2004 shareholders of Small Cap Growth Fund, Small Cap Value Fund and Worldwide Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, except Mid Cap Growth Fund and Small Company Growth Fund, together with certain other Funds of the Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended, September 30, 2004, the Funds had no borrowings under the agreement.

FOR THE YEAR ENDED SEPTEMBER 30, 2004


6. SHAREHOLDERS. At September 30, 2004, Loomis Sayles owned 256,873 shares, equating to 41.9% of Tax-Managed Equity Fund shares outstanding. At September 30, 2004, one shareholder owned 1,250,000 shares, equating to 100.0% of Mid Cap Growth Fund. At September 30, 2004, two affiliated shareholders owned 93,017 shares each, equating to 5.5% each of the Loomis Sayles Worldwide Fund. At September 30, 2004, the Loomis-Sayles Funded Pension Plan ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund   256,951        414,196
Small Cap Growth Fund    234,766        440,924
Small Cap Value Fund     347,023        578,425
Value Fund               428,199        433,549
Worldwide Fund           885,919        343,862

7. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                    AGGRESSIVE GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          187,450    $  2,792,212     1,017,143    $ 12,248,463
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                               (305,139)     (4,700,924)     (527,813)     (5,940,072)
                                     ----------    --------------  ------------  --------------
Net change                             (117,689)   $ (1,908,712)      489,330    $  6,308,391
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares+        Amount+
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares          834,755    $ 12,658,043     1,142,750    $ 13,044,564
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Issued in Admin Class Conversion             --              --        56,540         631,556
Redeemed                             (1,602,142)    (23,696,327)   (1,309,638)    (14,596,979)
                                     ----------    --------------  ------------  --------------
Net change                             (767,387)   $(11,038,284)     (110,348)   $   (920,859)
                                     ----------    --------------  ------------  --------------

                                                                     Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares                                         29,865    $    315,554
Issued in connection with
  the reinvestment of distributions                                        --              --
Redeemed                                                             (216,812)     (2,224,401)
Redeemed in Admin Class
Conversion                                                            (56,892)       (631,556)
                                                                     ----------  --------------
Net change                                                           (243,839)   $ (2,540,403)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                      MID CAP GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares               --    $         --         5,899    $     32,706
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                                 (5,911)        (42,608)           --              --
                                     ----------    --------------  ------------  --------------
Net change                               (5,911)   $    (42,608)        5,899    $     32,706
                                     ----------    --------------  ------------  --------------

                                                     SMALL CAP GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          561,970    $  5,208,033     1,897,989    $ 13,566,717
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Redeemed                             (1,411,141)    (12,951,799)   (5,953,993)    (39,030,065)
                                     ----------    --------------  ------------  --------------
Net change                             (849,171)   $ (7,743,766)   (4,056,004)   $(25,463,348)
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount        Shares +       Amount +
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares          876,244    $  8,100,386     3,879,141    $ 28,642,137
Issued in connection with
  the reinvestment of distributions          --              --            --              --
Issued in Admin Class conversion             --              --         2,120          14,288
Redeemed                             (2,807,828)    (26,294,928)   (5,421,506)    (38,664,657)
                                     ----------    --------------  ------------  --------------
Net change                           (1,931,584)   $(18,194,542)   (1,540,245)   $(10,008,232)
                                     ----------    --------------  ------------  --------------

                                                                    Shares+        Amount+
ADMIN CLASS                                                        ----------    ------------
Issued from the sale of shares                                         46,488    $    301,256
Issued in connection with
  the reinvestment of distributions                                        --              --
Redeemed                                                             (217,093)     (1,330,224)
Redeemed in Admin Class conversion                                     (2,135)        (14,288)
                                                                     ----------  --------------
Net change                                                           (172,740)   $ (1,043,256)
                                                                     ----------  --------------
+On May 21, 2003, the outstanding Admin Class Shares were automatically converted into
 Retail Class Shares.

                                                     SMALL CAP VALUE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        2,569,944    $ 62,664,283     2,271,777    $ 43,519,989
Issued in connection with
  the reinvestment of distributions     344,051       7,949,633            --              --
Redeemed                             (3,052,059)    (74,375,223)   (2,246,579)    (42,192,200)
                                     ----------    --------------  ------------  --------------
Net change                             (138,064)   $ (3,761,307)       25,198    $  1,327,789
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares        2,508,851    $ 60,345,432     3,698,495    $ 69,872,984
Issued in connection with
  the reinvestment of distributions     168,096       3,867,490            --              --
Redeemed                             (2,506,061)    (61,304,611)   (2,135,122)    (40,321,887)
                                     ----------    --------------  ------------  --------------
Net change                              170,886    $  2,908,311     1,563,373    $ 29,551,097
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
ADMIN CLASS                          ----------    ------------    ----------    ------------
Issued from the sale of shares        1,146,366    $ 27,558,818     1,219,636    $ 22,714,426
Issued in connection with
  the reinvestment of distributions      46,216       1,056,963            --              --
Redeemed                               (498,189)    (11,994,975)     (882,999)    (16,451,403)
                                     ----------    --------------  ------------  --------------
Net change                              694,393    $ 16,620,806       336,637    $  6,263,023
                                     ----------    --------------  ------------  --------------

FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                  SMALL COMPANY GROWTH FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares             --     $         --        662,784    $  4,750,079
Issued from subscriptions-in-kind+         --               --        839,609       4,995,673
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (269,559)      (2,300,199)    (6,892,544)    (40,388,459)
                                     --------     ---------------  ------------  --------------
Net change                           (269,559)    $ (2,300,199)    (5,390,151)   $(30,642,707)
                                     --------     ---------------  ------------  --------------
+Issued in exchange for portfolio securities distributed in-kind by Energen
 Corporation Retirement Income Plan to shareholders thereof and contributed to the
 Fund in- kind by such shareholders on April 15, 2003.

                                                   TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        308,699     $  2,572,021        324,896    $  2,267,000
Issued in connection with
  the reinvestment of distributions     7,563           62,319         11,807          82,181
Redeemed                              (28,467)        (245,529)    (2,580,065)    (17,813,627)
                                     --------     ---------------  ------------  --------------
Net change                            287,795     $  2,388,811     (2,243,362)   $(15,464,446)
                                     --------     ---------------  ------------  --------------

                                                         VALUE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        183,031     $  2,766,965        328,065    $  4,071,978
Issued in connection with
  the reinvestment of distributions    26,133          376,057         18,887         230,605
Redeemed                             (458,838)      (6,884,071)      (493,835)     (6,175,721)
Redeemed in kind*                    (455,344)      (7,194,435)            --              --
                                     --------     ---------------  ------------  --------------
Net change                           (705,018)    $(10,935,484)      (146,883)   $ (1,873,138)
                                     --------     ---------------  ------------  --------------
*Redeemed in kind to a shareholder on June 25, 2004.

                                                       WORLDWIDE FUND

                                     Year Ended September 30, 2004 Year Ended September 30, 2003
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        569,127     $  5,599,341        711,080    $  5,955,985
Issued in connection with
  the reinvestment of distributions    46,883          447,733         36,904         284,901
Redeemed                              (48,543)        (481,727)      (728,370)     (6,092,168)
                                     --------     ---------------  ------------  --------------
Net change                            567,467     $  5,565,347         19,614    $    148,718
                                     --------     ---------------  ------------  --------------

8. FUND LIQUIDATION. The Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

9. ADDITIONAL TAX INFORMATION. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                             2004 DISTRIBUTIONS PAID FROM:      2003 DISTRIBUTIONS PAID FROM:
-                         ------------------------------------ -------------------------------
                           ORDINARY    LONG-TERM               ORDINARY   LONG-TERM
                            INCOME   CAPITAL GAINS    TOTAL     INCOME  CAPITAL GAINS  TOTAL
-                         ---------- ------------- ----------- -------- ------------- --------
Aggressive Growth Fund    $       --  $       --   $        -- $     --      $--      $     --
Mid Cap Growth Fund               --          --            --       --       --            --
Small Cap Growth Fund             --          --            --       --       --            --
Small Cap Value Fund       4,693,734   8,480,827    13,174,561       --       --            --
Small Company Growth Fund         --          --            --       --       --            --
Tax-Managed Equity Fund       62,322          --        62,322   82,181       --        82,181
Value Fund                   456,216          --       456,216  273,025       --       273,025
Worldwide Fund               448,271          --       448,271  284,901       --       284,901

10. SUBSEQUENT EVENT.

CORPORATE NAME CHANGE. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

                  OLD NAME                                   NEW NAME
                  --------                                   --------
CDC IXIS Asset Management Distributors, L.P. IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc.     IXIS Asset Management Services Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Loomis Sayles Funds I and Loomis Sayles Funds II

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Value Fund, and Loomis Sayles Small Company Growth Fund, each a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8, the Board of Trustees, upon recommendation of Loomis, Sayles & Company, L.P., has approved a plan to liquidate the Loomis Sayles Mid Cap Growth Fund at a future date to be determined by the officers of the Fund, provided that all the outstanding shares held by any unaffiliated shareholders have been redeemed by such date.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
Small Cap Value Fund            11.94%
Tax-Managed Equity Fund        100.00%
Value Fund                     100.00%
Worldwide Fund                   4.62%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

FUND                   AMOUNT
Small Cap Value Fund $8,480,827

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2004, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116

                               POSITION(S)
                              HELD WITH THE
                            TRUSTS, LENGTH OF                                           NUMBER OF PORTFOLIOS IN FUND
                             TIME SERVED AND          PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE                TERM OF OFFICE/*/         DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (64)     Trustee,      Douglas Dillon Professor and Director of 41; Director, Taubman Centers,
                                Contract      the Belfer Center of Science for         Inc.; Advisory Board Member,
                               Review and     International Affairs, John F. Kennedy   USEC Inc.
                               Governance     School of Government, Harvard
                                Committee     University
                                 Member,
                               Since 2003

Edward A. Benjamin (66)      Trustee, Audit   Retired                                  41; Director, Coal, Energy
                                Committee                                              Investments & Management,
                                 Member,                                               LLC; Director, Precision Optics
                               Since 2002                                              Corporation

Daniel M. Cain (59)             Trustee,      President and CEO, Cain Brothers &       41; Trustee, Universal Health
                               Chairman of    Company, Incorporated                    Realty Income Trust; Director,
                                the Audit                                              Sheridan Healthcorp
                               Committee,
                               Since 2003
                               Co-Chairman
                              of the Board
                               since 2004

Paul G. Chenault (70)           Trustee,      Retired; Trustee, First Variable Life    41; Director, Mailco Office
                                Contract                                               Products, Inc.
                               Review and
                               Governance
                                Committee
                                 Member,
                             Since 2000 for
                              Loomis Sayles
                              Funds II and
                                2002 for
                              Loomis Sayles
                                 Funds I

Kenneth J. Cowan (72)           Trustee,      Retired                                  41; None
                               Chairman of
                              the Contract
                               Review and
                               Governance
                               Committee,
                               Since 2003,
                               Co-Chairman
                              of the Board
                               since 2004

                                           TRUSTEE AND OFFICER INFORMATION

                              POSITION(S)
                             HELD WITH THE
                           TRUSTS, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME AND AGE               TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

Richard Darman (61)            Trustee,      Partner, The Carlyle Group; Chairman of   41; Director and Chairman, AES
                               Contract      the Board of Directors of AES             Corporation
                              Review and     Corporation; formerly, Professor, John F.
                              Governance     Kennedy School of Government, Harvard
                               Committee     University
                                Member,
                              Since 2003

Sandra O. Moose (62)        Trustee, Audit   President, Strategic Advisory Services;   41; Director, Verizon
                               Committee     formerly, Senior Vice President and       Communications; Director, Rohm
                                Member,      Director, The Boston Consulting Group,    and Haas Company; Director,
                              Since 2003     Inc.                                      AES Corporation

John A. Shane (71)             Trustee,      President, Palmer Service Corporation     41; Director, Gensym
                               Contract                                                Corporation; Director, Overland
                              Review and                                               Storage, Inc.; Director, Abt
                              Governance                                               Associates Inc.
                               Committee
                                Member,
                              Since 2003

INTERESTED TRUSTEES
Robert J. Blanding/1/ (57)  Trustee, Since   President, Chairman, Director, and Chief  41; None
555 California Street       2002 President   Executive Officer, Loomis Sayles;
San Francisco, CA 94104       and CEO of
                             Loomis Sayles
                              Funds I and
                            Chief Executive
                              Officer of
                             Loomis Sayles
                               Funds II,
                              Since 2003

John T. Hailer/2/ (43)      Trustee, Since   President and Chief Executive Officer,    41; None
                            2003; President  CDC IXIS Asset Management
                               of Loomis     Distributors, L.P.; President and Chief
                            Sayles Funds II  Executive Officer - CDC Nvest Funds
                              Since 2003
                            Executive Vice
                              President,
                             Loomis Sayles
                               Funds I;
                              Since 2003

                                         TRUSTEE AND OFFICER INFORMATION

                             POSITION(S)
                            HELD WITH THE
                          TRUSTS, LENGTH OF                                           NUMBER OF PORTFOLIOS IN FUND
                           TIME SERVED AND           PRINCIPAL OCCUPATION(S)              COMPLEX OVERSEEN AND
NAME AND AGE              TERM OF OFFICE/*/          DURING PAST 5 YEARS/**/            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------

OFFICERS
John E. Pelletier (40)          Chief       President, Director and Chief Executive   Not Applicable
                              Operating     Officer, CDC IXIS Asset Management
                              Officer,      Services, Inc.; Executive Vice President,
                             Since 2004     CDC IXIS Distribution Corporation;
                                            Executive Vice President and Chief
                                            Operating Officer, CDC IXIS Asset
                                            Management Distributors, L.P. and CDC
                                            IXIS Asset Management Advisers, L.P.;
                                            formerly, Senior Vice President, General
                                            Counsel, Secretary and Clerk, CDC IXIS
                                            Distribution Corporation; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk, CDC IXIS Asset Management
                                            Distributors, L.P., CDC IXIS Asset
                                            Management Advisers, L.P.; Executive Vice
                                            President, General Counsel, Secretary and
                                            Clerk CDC IXIS Asset Management
                                            Services, Inc.

Coleen Downs Dinneen (43) Secretary, Clerk  Senior Vice President, General Counsel,   Not Applicable
                           and Chief Legal  Secretary and Clerk, CDC IXIS
                              Officer,      Distribution Corporation, CDC IXIS
                             Since 2004     Asset Management Distributors, L.P.,
                                            CDC IXIS Asset Management Advisers,
                                            L.P. and CDC IXIS Asset Management
                                            Services, Inc.; formerly, Senior Vice
                                            President, Deputy General Counsel,
                                            Assistant Secretary and Assistant Clerk,
                                            CDC IXIS Asset Management Advisers,
                                            L.P., CDC IXIS Asset Management
                                            Services, Inc. and Vice President Deputy
                                            General Counsel, Assistant Secretary and
                                            Assistant Clerk, CDC IXIS Distribution
                                            Corporation

Michael Kardok (45)          Treasurer,     Senior Vice President, CDC IXIS Asset     Not Applicable
                              Principal     Management Services, Inc.; Senior Vice
                            Financial and   President, CDC IXIS Asset Management
                             Accounting     Advisers, L.P.; formerly, Senior Director
                              Officer,      PFPC, Inc., Division Manager, First Data
                             Since 2004     Investor Services Group, Inc.

Kristin Vigneaux (35)           Chief       Chief Compliance Officer for Mutual       Not Applicable
                             Compliance     Funds, CDC IXIS Asset Management
                              Officer,      Distributors, L.P., CDC IXIS Asset
                             Since 2004     Management Advisers, L.P. and CDC
                                            IXIS Asset Management Services, Inc.;
                                            formerly, Vice President CDC IXIS Asset
                                            Management Services, Inc.

Daniel J. Fuss (70)        Executive Vice   Vice Chairman and Director, Loomis        Not Applicable
One Financial Center         President,     Sayles & Company, L.P.; Prior to 2002,
Boston, MA 02111             Since 2004     President and Trustee of Loomis Sayles
                                            Funds II

                                   TRUSTEE AND OFFICER INFORMATION

                        POSITION(S)
                       HELD WITH THE
                     TRUSTS, LENGTH OF                                   NUMBER OF PORTFOLIOS IN FUND
                      TIME SERVED AND       PRINCIPAL OCCUPATION(S)          COMPLEX OVERSEEN AND
NAME AND AGE         TERM OF OFFICE/*/      DURING PAST 5 YEARS/**/        OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------

Frank LoPiccolo (50)    Anti-Money     President and CEO, CDC IXIS Asset Not Applicable
                        Laundering     Management Services, Inc.
                         Officer,
                        Since 2003

 *Each Trustee serves for an indefinite term in accordance with its current
  By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
**Previous positions during the past five years with the Distributor or Loomis
  Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.
 1Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
 2Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

The Statement of Additional Information includes additional information about the Trustees of the Trusts and is available without charge, by calling Loomis Sayles at 800-633-3330.

               [LOGO] | CDC Nvest Funds(SM)

--------------------------------------------------------------------------------

                        Equity Funds
                        Annual Report
                        September 30, 2004
--------------------------------------------------------------------------------

                        Loomis Sayles Growth Fund

[LOGO] Hansberger Global Investors

                        CDC IXIS International Equity Fund
                        (formerly Loomis Sayles International Equity Fund)

                        Loomis Sayles Research Fund

[LOGO] | LOOMIS.SAYLES & COMPANY, L.P.

                                         TABLE OF CONTENTS

                                         Management Discussion
                                           and Performance................Page 1
                                         Schedule of Investments.........Page 10
                                         Financial Statements............Page 17

--------------------------------------------------------------------------------
                            Loomis Sayles Growth Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Long-term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size
--------------------------------------------------------------------------------

Fund Inception:

May 16, 1991
--------------------------------------------------------------------------------

Managers:

Mark Baribeau
Pamela Czekanski
Richard Skaggs
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   LGRRX
Class B   LGRBX
Class C   LGRCX
Class Y   LSGRX
--------------------------------------------------------------------------------

What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.

                                                           Management Discussion
--------------------------------------------------------------------------------

Strong stock selection helped Loomis Sayles Growth Fund outdistance both its bench- mark and its peer group average during the fiscal year ended September 30, 2004. The fund's total return for the period was 12.93%, based on the net asset value of Class A shares, while the fund's benchmark, the Russell 1000 Growth Index, returned 7.51%, and Morningstar's Large Cap Growth category had an average return of 7.61%.

Healthcare and financial services selections led performance

Although healthcare and financial services were the fund's strongest sectors during the fiscal year, stock selection had more impact on the fund's performance than sector allocation. Two of the fund's strongest healthcare selections were Zimmer Holdings, the world's largest maker of artificial hips and knees, and health services company UnitedHealth Group. Among the fund's financial services holdings, Countrywide Financial continued to prosper and gain market share in the home mortgage origination business. Moody's Investor Services, a financial ratings company, was another strong contributor, as an increase in the number of fixed-income securities being issued stimulated demand for its services.

After a period of strong performance for our healthcare holdings, we trimmed some names that we believed had become fully valued. We also reduced the fund's financial services positions because of the potential risk that higher interest rates might have on these companies.

Other individual selections that performed well for the fund included eBay and XTO Energy. Strong revenue growth and expanding profits benefited online auctioneer eBay, and natural gas producer XTO rose as a result of high volume growth and rising energy prices.

Semiconductor sector and some individual holdings were negative

Caught with large inventories and slowing demand, semiconductor manufacturers lost value during the fiscal year.

The poorest performing individual stocks were International Game Technology, a leading manufacturer of gaming equipment for the casino industry, and Career Education, which provides adult, post-secondary vocational education programs. International Game Technology fell after reporting disappointing earnings, while Career Education became the subject of an SEC investigation into allegations about improper enrollment records at two schools. We sold both stocks.

Increased emphasis on energy and consumer staples

We used the profits realized on sales of healthcare and financial services companies to invest in companies in sectors where we believe near-term earnings growth rates might be more reliable. We expanded the fund's allocation in the energy sector, where strong demand and rising prices elevated stock prices. We also added to holdings in consumer staples, where we believe sales growth is more predictable than it is in other sectors.

Continued focus on earnings growth

Although corporate earnings growth rates may have peaked in the second calendar quarter, we believe stocks may bounce back from their disappointing performance this summer, and the market could perform reasonably well in the final months of 2004. Long term, we also believe that the equity markets have the opportunity to grow at a more moderate rate. Our policy will be to maintain our focus on large-cap growth companies that are growing earnings and revenues at an above-average rate.

--------------------------------------------------------------------------------
                            Loomis Sayles Growth Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                             Growth of a $10,000 Investment in Class A Shares/1/
--------------------------------------------------------------------------------

                            Loomis Sayles Growth Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                    [CHART]

                                   Line chart

                          Class A        Lipper      Russell
                         @ Maximum      Large Cap      1000
   Month     Net Asset     Sales      Growth Funds    Growth
    End      Value (1)   Charge (2)       Index       Index
----------   ---------   ----------   ------------   -------
 9/30/1994     10,000       9,425        10,000       10,000
10/31/1994     10,391       9,794        10,256       10,235
11/30/1994      9,913       9,343         9,878        9,907
12/31/1994     10,004       9,429         9,955       10,073
 1/31/1995     10,124       9,542        10,032       10,288
 2/28/1995     10,397       9,799        10,378       10,719
 3/31/1995     10,676      10,062        10,673       11,032
 4/30/1995     10,812      10,190        10,964       11,273
 5/31/1995     11,156      10,514        11,326       11,665
 6/30/1995     11,884      11,201        11,905       12,116
 7/31/1995     12,444      11,728        12,552       12,619
 8/31/1995     12,733      12,000        12,622       12,633
 9/30/1995     13,052      12,302        13,091       13,215
10/31/1995     12,940      12,196        13,016       13,225
11/30/1995     13,236      12,475        13,426       13,739
12/31/1995     13,087      12,334        13,431       13,817
 1/31/1996     13,078      12,326        13,826       14,279
 2/29/1996     13,497      12,721        14,137       14,541
 3/31/1996     13,515      12,738        14,144       14,559
 4/30/1996     14,295      13,473        14,480       14,942
 5/31/1996     14,663      13,820        14,908       15,464
 6/30/1996     14,690      13,845        14,773       15,485
 7/31/1996     13,360      12,592        13,982       14,578
 8/31/1996     13,927      13,126        14,402       14,954
 9/30/1996     14,878      14,023        15,404       16,043
10/31/1996     15,485      14,595        15,596       16,140
11/30/1996     16,137      15,209        16,605       17,352
12/31/1996     15,698      14,795        16,192       17,012
 1/31/1997     17,076      16,095        17,219       18,205
 2/28/1997     16,142      15,214        16,972       18,082
 3/31/1997     15,185      14,312        16,102       17,104
 4/30/1997     15,045      14,180        16,985       18,239
 5/31/1997     16,529      15,578        18,138       19,556
 6/30/1997     17,055      16,074        18,898       20,338
 7/31/1997     18,782      17,702        20,704       22,137
 8/31/1997     18,346      17,291        19,575       20,841
 9/30/1997     19,977      18,829        20,656       21,867
10/31/1997     19,760      18,623        19,939       21,059
11/30/1997     19,167      18,065        20,382       21,953
12/31/1997     19,497      18,375        20,660       22,199
 1/31/1998     18,691      17,617        21,026       22,863
 2/28/1998     20,007      18,857        22,631       24,583
 3/31/1998     20,703      19,513        23,684       25,563
 4/30/1998     21,291      20,067        24,081       25,916
 5/31/1998     20,472      19,295        23,543       25,181
 6/30/1998     21,385      20,155        24,890       26,723
 7/31/1998     20,224      19,061        24,879       26,546
 8/31/1998     16,167      15,237        20,816       22,562
 9/30/1998     17,948      16,916        22,330       24,295
10/31/1998     19,172      18,070        23,770       26,248
11/30/1998     19,297      18,187        25,402       28,245
12/31/1998     21,950      20,688        28,195       30,791
 1/31/1999     22,629      21,327        30,026       32,599
 2/28/1999     21,696      20,449        28,793       31,110
 3/31/1999     23,625      22,267        30,430       32,749
 4/30/1999     23,944      22,567        30,534       32,791
 5/31/1999     23,288      21,949        29,522       31,783
 6/30/1999     24,920      23,487        31,575       34,009
 7/31/1999     23,819      22,449        30,584       32,928
 8/31/1999     24,009      22,629        30,590       33,466
 9/30/1999     23,438      22,090        30,280       32,763
10/31/1999     25,240      23,789        32,602       35,237
11/30/1999     26,962      25,412        34,213       37,139
12/31/1999     31,216      29,421        38,012       41,001
 1/31/2000     29,996      28,271        36,487       39,079
 2/29/2000     33,721      31,782        38,406       40,989
 3/31/2000     34,618      32,628        41,101       43,923
 4/30/2000     31,859      30,027        37,920       41,833
 5/31/2000     29,744      28,034        35,738       39,726
 6/30/2000     32,712      30,831        38,101       42,737
 7/31/2000     32,415      30,551        37,329       40,956
 8/31/2000     35,912      33,847        40,558       44,664
 9/30/2000     34,048      32,090        37,465       40,439
10/31/2000     31,495      29,684        35,484       38,525
11/30/2000     26,131      24,629        30,723       32,847
12/31/2000     26,155      24,651        30,532       31,807
 1/31/2001     25,422      23,960        31,420       34,005
 2/28/2001     22,377      21,090        26,556       28,232
 3/31/2001     20,428      19,253        23,797       25,159
 4/30/2001     21,964      20,701        26,352       28,341
 5/31/2001     21,232      20,012        26,151       27,924
 6/30/2001     20,965      19,759        25,398       27,278
 7/31/2001     20,038      18,886        24,488       26,596
 8/31/2001     18,503      17,439        22,626       24,421
 9/30/2001     16,720      15,758        20,351       21,983
10/31/2001     17,653      16,638        21,195       23,136
11/30/2001     19,195      18,092        23,137       25,359
12/31/2001     19,683      18,551        23,244       25,311
 1/31/2002     19,642      18,512        22,719       24,864
 2/28/2002     18,587      17,518        21,779       23,832
 3/31/2002     19,399      18,284        22,655       24,656
 4/30/2002     18,790      17,710        21,147       22,644
 5/31/2002     18,668      17,594        20,761       22,096
 6/30/2002     17,369      16,370        19,070       20,052
 7/31/2002     15,908      14,993        17,635       18,950
 8/31/2002     15,908      14,993        17,733       19,007
 9/30/2002     14,812      13,960        16,015       17,035
10/31/2002     15,908      14,993        17,247       18,598
11/30/2002     16,314      15,376        17,961       19,608
12/31/2002     15,137      14,267        16,710       18,253
 1/31/2003     15,016      14,153        16,324       17,810
 2/28/2003     14,935      14,076        16,149       17,729
 3/31/2003     15,259      14,382        16,452       18,059
 4/30/2003     16,233      15,299        17,657       19,394
 5/31/2003     17,166      16,179        18,521       20,362
 6/30/2003     17,207      16,218        18,675       20,642
 7/31/2003     17,939      16,907        19,216       21,156
 8/31/2003     18,425      17,365        19,689       21,682
 9/30/2003     17,898      16,869        19,270       21,450
10/31/2003     19,602      18,475        20,439       22,655
11/30/2003     19,764      18,628        20,634       22,892
12/31/2003     20,008      18,857        21,215       23,684
 1/31/2004     20,454      19,278        21,622       24,167
 2/29/2004     20,615      19,430        21,716       24,321
 3/31/2004     20,535      19,354        21,473       23,870
 4/30/2004     19,886      18,743        20,991       23,592
 5/31/2004     20,494      19,316        21,372       24,032
 6/30/2004     21,103      19,890        21,677       24,332
 7/31/2004     19,643      18,513        20,395       22,957
 8/31/2004     19,399      18,284        20,252       22,843
 9/30/2004     20,199      19,031        20,726       23,060

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                               1 Year/5/   5 Years/5/   10 Years/5/
                               ---------   ----------   -----------
Class A/1/

Net Asset Value/2/               12.93%      -2.93%        7.28%
With Maximum Sales Charge/3/      6.41       -4.06         6.65

Class B/1/

Net Asset Value/2/               12.02       -3.66         6.54
With CDSC/4/                      7.02       -3.87         6.54

Class C/1/

Net Asset Value/2/               12.02       -3.66         6.54
With CDSC/4/                     11.02       -3.66         6.54

Class Y/1/

Net Asset Value/2/               13.19       -2.71         7.48
--------------------------------------------------------------------------------

                                 1 Year      5 Years      10 Years
                               ---------   ----------   -----------
Comparative Performance
Russell 1000 Growth Index         7.51%      -6.78%        8.71%
Lipper Large Cap Growth
   Funds Index                    7.56       -7.30         7.56
Lipper Large Cap Growth
   Funds Avg.                     7.12       -5.45         7.37
Morningstar Large Cap Growth
   Funds Avg.                     7.61       -5.20         7.87

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------
                    % of Net Assets
                         as of
                   -----------------
Fund Composition   9/30/04   9/30/03
------------------------------------
Common Stocks        98.4      98.0
------------------------------------
Other Assets          1.6       2.0

                            % of Net Assets
                                 as of
                           -----------------
Ten Largest Holdings       9/30/04   9/30/03
--------------------------------------------
eBay, Inc.                   3.7       1.9
--------------------------------------------
Microsoft Corp.              3.4       2.0
--------------------------------------------
Avon Products, Inc.          2.6        --
--------------------------------------------
Home Depot, Inc.             2.6       2.4
--------------------------------------------
QUALCOMM, Inc.               2.5       2.1
--------------------------------------------
Apple Computer, Inc.         2.5        --
--------------------------------------------
Procter & Gamble Co.         2.5        --
--------------------------------------------
UnitedHealth Group, Inc.     2.4       3.8
--------------------------------------------
Zimmer Holdings, Inc.        2.4       3.6
--------------------------------------------
Johnson & Johnson            2.3        --

                                   % of Net Assets
                                        as of
                                  -----------------
Five Largest Industries           9/30/04   9/30/03
---------------------------------------------------
Software                            9.1       7.0
---------------------------------------------------
Healthcare Equipment & Supplies     8.6       5.1
---------------------------------------------------
Communications Equipment            7.0       7.1
---------------------------------------------------
Semiconductors & Equipment          4.7       7.8
---------------------------------------------------
Specialty Retail                    4.7       9.4

Portfolio holdings and asset allocations will vary.

See page 7 for a description of the indexes.

Notes to Charts

/1/ Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Effective 2/1/04, Class C shares no longer impose a 1% front-end sales charge.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

--------------------------------------------------------------------------------
                       CDC IXIS International Equity Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

High total investment return through a combination of capital appreciation and current income
--------------------------------------------------------------------------------

Strategy:

Invests primarily in common stocks or other equity securities of large companies organized or headquartered outside of the United States
--------------------------------------------------------------------------------

Fund Inception:

May 10, 1991
--------------------------------------------------------------------------------

Managers:

Trevor Graham
Barry A. Lockhart
Patrick H. Tan
Thomas R.H. Tibbles
Hansberger Global Investors, Inc.
--------------------------------------------------------------------------------

Symbols:

Class A   LIERX
Class B   LSIBX
Class C   LSICX
Class Y   LSIEX
--------------------------------------------------------------------------------

What You Should Know:

Foreign and emerging market securities have specific risks. These risks may include political, economic, regulatory, and currency risk. Emerging markets may be more subject to these risks than developed markets. Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations.

                                                           Management Discussion
--------------------------------------------------------------------------------

This report covers the fund's fiscal year ended September 30, 2004. Until August 25, 2004, Loomis, Sayles & Company, L.P. was investment advisor to this fund. Effective August 26, 2004, as approved by the Board of Trustees, IXIS Asset Management Advisors began serving as the interim investment adviser to the fund and Hansberger Global Investors became interim subadviser. Under this arrangement, Hansberger is responsible for the day-to-day investment management of the fund, subject to the supervision of IXIS Advisors. The fund was also renamed CDC IXIS International Equity Fund. At a special meeting on January 6, 2005, fund shareholders will be asked to approve new agreements with IXIS Advisors and Hansberger.

The results discussed in this report are based substantially on the portfolio constructed by Loomis Sayles. The fund's total return for the 12-month period was 14.23% based on the net asset value of Class A shares and $0.12 in dividends reinvested during the period. The fund's benchmark, the MSCI EAFE Index, had a total return of 22.52% for the same period, while Morningstar's Foreign Large Growth category averaged 16.64%.

World economic and political events hurt the fund

In absolute terms, the fund's fiscal year results were positive, but its underperformance of the benchmark and the Morningstar peer group was disappointing. The fund focused on growth-oriented international stocks of mid- to large-capitalization companies, and these did not do as well as value stocks during the period. The fund also featured economically sensitive companies that declined in price as concerns mounted over the strength of the global economic recovery. Terrorism added to these concerns, as well as rising interest rates in the United States and higher worldwide oil prices.

Most of the underperformance in the financial sector reflected the fact that we were not invested in the strongest stocks. Healthcare and consumer discretionary selections also proved disappointing. Individual holdings that hurt the portfolio included Yukos, the Russian oil company, which declined after the arrest of its CEO and a ruling by the Russian tax court that the company owes back taxes. State Bank of India was hurt by the transition to a new government in India and economic concerns. Dutch-based ASML Holding, which supplies semiconductor equipment, was relatively strong this year, but the sector as a whole lagged due to concerns of a cyclical decline in earnings.

Good performance came from the materials sector, two banks, and a clothier

The portfolio benefited from its emphasis on the materials sector, including mining companies, and the fact that it steered clear of semiconductors. Individual stocks that performed well included Anglo Irish Bank and Erste Bank (Austria), both of which benefited from economic strength in their respective regions. Another positive contributor was Esprit Holdings, a Hong Kong-based clothing designer expanding in Europe and Asia.

Hansberger prepares for slower economic growth worldwide

Since the end of the period, Hansberger has transitioned the portfolio to its own investment style, while still adhering to the fund's current investment goal and strategies. In general, Hansberger selects securities based on fundamental analysis of individual companies. To help control risk, sector diversification is expected to be similar to the fund's benchmark, with an emphasis on individual stock selection in an effort to enhance results.

Although its current outlook is for continued growth worldwide, Hansberger expects to see a generally slower economy than in the past few years. While many stocks still appear to be attractively valued, Hansberger is concerned that high energy and commodity prices may rekindle inflation concerns and lead to slower economic growth. The portfolio it is constructing emphasizes "blue chip" companies that Hansberger believes have good prospects for consistent growth even in a slower world economy.

--------------------------------------------------------------------------------
                       CDC IXIS International Equity Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                             Growth of a $10,000 Investment in Class A Shares/1/
--------------------------------------------------------------------------------

                       CDC IXIS International Equity Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                     [CHART]

                                   Line chart

                           Class A       Lipper
                         @ Maximum    International    MSCI
  Month      Net Asset      Sales         Funds        EAFE
   End       Value (1)   Charge (2)       Index        Index
----------   ---------   ----------   -------------   ------
 9/30/1994     10,000       9,425        10,000       10,000
10/31/1994     10,031       9,454        10,198       10,335
11/30/1994      9,737       9,177         9,670        9,841
12/31/1994      9,817       9,252         9,571        9,905
 1/31/1995      9,631       9,078         9,045        9,527
 2/28/1995      9,902       9,333         9,075        9,502
 3/31/1995     10,029       9,452         9,343       10,097
 4/30/1995     10,511       9,907         9,630       10,480
 5/31/1995     10,850      10,226         9,795       10,357
 6/30/1995     10,825      10,202         9,843       10,178
 7/31/1995     11,113      10,474        10,416       10,815
 8/31/1995     10,623      10,012        10,233       10,405
 9/30/1995     10,834      10,211        10,412       10,611
10/31/1995     10,614      10,004        10,250       10,328
11/30/1995     10,521       9,916        10,341       10,618
12/31/1995     10,667      10,053        10,655       11,049
 1/31/1996     11,034      10,399        10,927       11,097
 2/29/1996     11,144      10,503        11,000       11,137
 3/31/1996     11,162      10,520        11,268       11,377
 4/30/1996     11,473      10,814        11,631       11,710
 5/31/1996     11,427      10,770        11,718       11,497
 6/30/1996     11,528      10,865        11,838       11,565
 7/31/1996     11,254      10,607        11,360       11,230
 8/31/1996     11,464      10,805        11,615       11,257
 9/30/1996     11,682      11,010        11,905       11,559
10/31/1996     11,875      11,192        11,920       11,444
11/30/1996     12,388      11,675        12,463       11,902
12/31/1996     12,630      11,904        12,610       11,752
 1/31/1997     12,708      11,977        12,676       11,343
 2/28/1997     12,611      11,886        12,878       11,531
 3/31/1997     12,659      11,931        12,931       11,576
 4/30/1997     12,640      11,913        12,853       11,640
 5/31/1997     13,244      12,483        13,569       12,401
 6/30/1997     13,820      13,026        14,234       13,087
 7/31/1997     14,264      13,444        14,719       13,302
 8/31/1997     13,010      12,262        13,640       12,311
 9/30/1997     13,886      13,087        14,666       13,003
10/31/1997     12,690      11,960        13,577       12,007
11/30/1997     12,408      11,695        13,499       11,887
12/31/1997     12,472      11,754        13,684       11,994
 1/31/1998     12,958      12,213        14,007       12,545
 2/28/1998     13,776      12,984        14,956       13,353
 3/31/1998     14,462      13,630        15,858       13,767
 4/30/1998     14,483      13,651        16,198       13,879
 5/31/1998     14,097      13,286        16,482       13,815
 6/30/1998     13,544      12,765        16,441       13,922
 7/31/1998     13,754      12,963        16,796       14,067
 8/31/1998     12,185      11,484        14,247       12,327
 9/30/1998     11,831      11,151        13,650       11,952
10/31/1998     12,617      11,891        14,652       13,202
11/30/1998     13,225      12,465        15,468       13,881
12/31/1998     13,593      12,811        16,036       14,432
 1/31/1999     13,570      12,789        16,509       14,393
 2/28/1999     12,947      12,202        16,018       14,053
 3/31/1999     13,140      12,384        16,511       14,643
 4/30/1999     13,684      12,897        17,020       15,240
 5/31/1999     13,253      12,491        16,375       14,458
 6/30/1999     13,944      13,143        17,178       15,025
 7/31/1999     14,590      13,751        17,551       15,476
 8/31/1999     14,896      14,040        17,699       15,535
 9/30/1999     15,565      14,670        18,021       15,695
10/31/1999     16,778      15,813        19,035       16,287
11/30/1999     20,585      19,401        21,289       16,856
12/31/1999     25,756      24,275        24,852       18,372
 1/31/2000     24,576      23,163        23,732       17,208
 2/29/2000     28,970      27,304        26,810       17,674
 3/31/2000     26,780      25,240        26,182       18,363
 4/30/2000     23,601      22,244        23,874       17,400
 5/31/2000     21,770      20,518        22,588       16,978
 6/30/2000     22,684      21,380        23,656       17,646
 7/31/2000     21,214      19,994        22,937       16,910
 8/31/2000     21,876      20,618        23,736       17,060
 9/30/2000     20,841      19,643        22,006       16,233
10/31/2000     19,047      17,952        20,881       15,853
11/30/2000     17,824      16,799        19,273       15,262
12/31/2000     18,582      17,513        20,014       15,808
 1/31/2001     18,556      17,489        20,381       15,800
 2/28/2001     16,850      15,881        18,431       14,617
 3/31/2001     15,448      14,560        16,878       13,649
 4/30/2001     16,269      15,333        18,147       14,606
 5/31/2001     16,054      15,131        17,652       14,102
 6/30/2001     15,789      14,881        16,924       13,531
 7/31/2001     15,334      14,453        16,266       13,286
 8/31/2001     14,893      14,036        15,570       12,952
 9/30/2001     13,616      12,833        13,671       11,643
10/31/2001     13,902      13,103        14,256       11,941
11/30/2001     14,075      13,265        14,954       12,382
12/31/2001     14,260      13,441        15,192       12,456
 1/31/2002     13,515      12,738        14,519       11,795
 2/28/2002     13,644      12,860        14,563       11,878
 3/31/2002     14,190      13,374        15,257       12,584
 4/30/2002     14,018      13,212        15,213       12,617
 5/31/2002     14,191      13,375        15,193       12,788
 6/30/2002     13,559      12,780        14,503       12,284
 7/31/2002     12,297      11,590        12,918       11,072
 8/31/2002     12,269      11,563        12,892       11,050
 9/30/2002     11,049      10,414        11,419        9,866
10/31/2002     11,437      10,779        11,946       10,397
11/30/2002     12,011      11,321        12,464       10,870
12/31/2002     11,509      10,847        12,034       10,505
 1/31/2003     11,092      10,455        11,479       10,068
 2/28/2003     11,064      10,427        11,055        9,837
 3/31/2003     10,862      10,238        10,823        9,652
 4/30/2003     11,708      11,035        11,822       10,609
 5/31/2003     12,454      11,738        12,638       11,261
 6/30/2003     12,727      11,995        13,011       11,540
 7/31/2003     12,899      12,157        13,385       11,821
 8/31/2003     13,344      12,577        13,871       12,109
 9/30/2003     13,631      12,847        14,171       12,484
10/31/2003     14,793      13,943        15,196       13,263
11/30/2003     14,922      14,064        15,388       13,560
12/31/2003     15,947      15,030        16,403       14,620
 1/31/2004     16,064      15,140        16,774       14,828
 2/29/2004     16,398      15,455        17,144       15,172
 3/31/2004     16,572      15,619        17,407       15,264
 4/30/2004     15,657      14,757        16,709       14,931
 5/31/2004     15,671      14,770        16,624       14,977
 6/30/2004     16,049      15,126        16,840       15,331
 7/31/2004     15,148      14,277        16,176       14,835
 8/31/2004     15,104      14,236        16,213       14,904
 9/30/2004     15,564      14,667        16,762       15,296

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                               1 Year/5/   5 Years/5/   10 Years/5/
                               ---------   ----------   -----------
Class A/1/
Net Asset Value/2/               14.23%       0.01%        4.52%
With Maximum Sales Charge/3/      7.65       -1.17         3.90

Class B/1/
Net Asset Value/2/               13.27       -0.87         3.59
With CDSC/4/                      8.27       -1.18         3.59

Class C/1/
Net Asset Value/2/               13.23       -0.88         3.58
With CDSC/4/                     12.23       -0.88         3.58

Class Y/1/
Net Asset Value/2/               14.76        0.34         4.78

--------------------------------------------------------------------------------

Comparative Performance          1 Year      5 Years      10 Years
-----------------------        ---------   ----------   -----------
MSCI EAFE Index                  22.52%      -0.51%        4.34%
Lipper International
   Multi-Cap Growth Funds
   Index                         18.28       -1.44         5.30
Lipper International
   Multi-Cap Growth Funds
   Avg.                          17.18       -1.01         3.99
Morningstar Foreign Large
   Growth Funds Avg.             16.64       -2.41         3.37

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                    % of Net Assets
                                         as of
                                   -----------------
Fund Composition                   9/30/04   9/30/03
----------------------------------------------------
Common Stocks                        95.4      95.4
----------------------------------------------------
Preferred Stocks                      1.8       0.5
----------------------------------------------------
Short Term Investments and Other      2.8       4.1

                                     % of Net Assets
                                          as of
                                    -----------------
Ten Largest Holdings                9/30/04   9/30/03
-----------------------------------------------------
Roche Holding AG                      3.1       1.0
-----------------------------------------------------
Erste Bank der Sparkassen AG          3.0       1.6
-----------------------------------------------------
Wienerberger AG                       2.6        --
-----------------------------------------------------
Telefonaktiebolaget LM Ericsson       2.6        --
-----------------------------------------------------
Synthes, Inc.                         2.2       1.1
-----------------------------------------------------
BP Plc                                2.1       1.5
-----------------------------------------------------
Straumann AG                          1.9        --
-----------------------------------------------------
BHP Billiton Plc                      1.9       1.0
-----------------------------------------------------
Mitsubishi Tokyo Fin. Group, Inc.     1.9        --
-----------------------------------------------------
ProSiebenSat.1 Media AG (Pfd.)        1.8        --

                          % of Net Assets
                               as of
                         -----------------
Five Largest Countries   9/30/04   9/30/03
------------------------------------------
Japan                      25.5      23.3
------------------------------------------
United Kingdom             13.6      16.2
------------------------------------------
Switzerland                 9.3       5.4
------------------------------------------
Germany                     6.3       6.0
------------------------------------------
Austria                     5.6       1.6

Portfolio holdings and asset allocations will vary.

See page 7 for a description of the indexes.

Notes to Charts

/1/ Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares(12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares(9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Effective 2/1/04, Class C shares no longer impose a 1% front-end sales charge.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

--------------------------------------------------------------------------------
                           Loomis Sayles Research Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Long-term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities and warrants; focuses on stocks of large-capitalization companies but may invest in companies of any size
--------------------------------------------------------------------------------

Fund Inception:

July 31, 2000
--------------------------------------------------------------------------------

Manager:

Team Management, led by Lauriann Kloppenburg Loomis, Sayles & Company,
L.P.
--------------------------------------------------------------------------------

Symbols:

Class A    LSRRX
Class B    LSCBX
Class C    LSCCX
Class Y    LISRX
--------------------------------------------------------------------------------

What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Smallcap stocks are generally more volatile than the market.

                                                           Management Discussion
--------------------------------------------------------------------------------

During a period when investors showed little patience with companies that failed to meet earnings targets, the market was quick to reverse course, making good stock selection a critical ingredient for success. For the fiscal year ended September 30, 2004, Loomis Sayles Research Fund's total return was 13.21%, based on the net asset value of Class A shares and $0.02 in dividends reinvested. During the same period, the benchmark Standard & Poor's 500 Index returned 13.87%, while Morningstar's Large Blend category had an average return of 12.22%.

Healthcare, consumer discretionary, and utilities were positive

Led by such medical service providers as Aetna and UnitedHealth Group, and by equipment manufacturer Zimmer Holdings, our healthcare selections contributed substantially to the fund's performance. A diversified group of consumer discretionary stocks were also strong positives. Top performers in this sector included casino company Mandalay Resort Group, which rose on news of its acquisition by MGM Mirage; cruise company Royal Caribbean Cruises; online auctioneer eBay; and building supplies retailer Home Depot. We sold Mandalay and eBay on strength. Within the utilities sector, we succeeded by focusing on companies with above-average earnings and dividend growth rates, which were trading at a discount. Performance leaders included Exelon Corp and FirstEnergy Corp.

Other selections that aided performance included mortgage company Countrywide Financial; Symantec, a leader in antivirus software for the personal computer market; and Exxon Mobil, which profited from surging oil prices.

Technology, financials, and industrials selections detracted from results

Our technology selections were disappointing. VERITAS Software was hurt by weak demand for its software and the fact that it was required to restate its financial reports for three years. Semiconductor leader Intel failed to properly manage inventory in a weak market. Corning was hurt by disappointing demand for its semiconductors used in television and computer LCD screens. We liquidated the fund's positions in all three companies. In financial services, detractors included Franklin Resources, hurt by a slowdown in mutual fund flows; and J.P. Morgan Chase, which fell amid concerns about the exposure of its investment-banking unit to the Enron scandal. We sold both holdings. While the industrial companies we selected generally posted healthy earnings, the overall market was disappointed that the group did not meet the high expectations that had been set.

Adjusting technology and financial positions

We manage Loomis Sayles Research Fund to maintain sector weightings close to those of the Standard & Poor's 500 Index, seeking to add value by emphasizing fundamental research and selection within each sector. Rather than de-emphasize the technology and financial services sectors, where our concerns about performance potential have been greatest, we adjusted our selections in both areas. In technology, we concentrated holdings in companies that either have large market shares or are positioned to gain market share. We also have greater exposure to consumer-oriented technology companies. In financial services, we increased the fund's investments in capital markets and banking companies because of their attractive valuations, while reducing investments in insurance.

A volatile market may present opportunities

Near term, we believe stocks are likely to continue to trade within a narrow range. Currently, stocks appear reasonably valued, and earnings and cash flow are growing. However, collective apprehension about oil prices, the sustainability of the recovery, and the troubled geopolitical backdrop is holding back any major move in the market. In this environment, individual stocks can react impulsively to news and rumors. A careful stock picker may be able to profit from this scenario. We plan to pursue these opportunities, focusing on what we believe to be attractively valued companies that offer above-average potential for earnings and cash flow growth.

--------------------------------------------------------------------------------
                           Loomis sayles research fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                             Growth of a $10,000 Investment in Class A Shares/1/
--------------------------------------------------------------------------------

                           Loomis Sayles Research Fund
                 Growth of $10,000 Investment in Class A Shares
              July 31, 2000 (inception) through September 30, 2004

                                    [CHART]

                                   Line chart

                           Class A      Lipper
                          @ Maximum    Large Cap     S&P
   Month     Net Asset      Sales     Core Funds     500
    End      Value (1)   Charge (2)      Index     Index
----------   ---------   ----------   ----------   ------
 7/31/2000     10,000       9,425       10,000     10,000
 8/31/2000     10,937      10,308       10,690     10,621
 9/30/2000     10,538       9,932       10,121     10,060
10/31/2000     10,109       9,528       10,003     10,018
11/30/2000      8,698       8,198        9,124      9,228
12/31/2000      9,039       8,519        9,235      9,273
 1/31/2001      9,149       8,623        9,497      9,602
 2/28/2001      8,147       7,679        8,613      8,727
 3/31/2001      7,646       7,206        8,084      8,174
 4/30/2001      8,298       7,820        8,699      8,809
 5/31/2001      8,368       7,887        8,748      8,868
 6/30/2001      8,227       7,754        8,515      8,652
 7/31/2001      7,997       7,537        8,392      8,567
 8/31/2001      7,526       7,093        7,898      8,031
 9/30/2001      6,865       6,470        7,298      7,382
10/31/2001      7,105       6,696        7,470      7,523
11/30/2001      7,626       7,187        7,960      8,100
12/31/2001      7,793       7,345        8,050      8,171
 1/31/2002      7,713       7,270        7,923      8,052
 2/28/2002      7,623       7,185        7,790      7,896
 3/31/2002      7,903       7,449        8,055      8,193
 4/30/2002      7,582       7,146        7,634      7,697
 5/31/2002      7,492       7,061        7,578      7,640
 6/30/2002      7,001       6,598        7,055      7,096
 7/31/2002      6,429       6,059        6,531      6,543
 8/31/2002      6,389       6,022        6,585      6,586
 9/30/2002      5,707       5,378        5,945      5,870
10/31/2002      6,148       5,794        6,407      6,387
11/30/2002      6,399       6,031        6,693      6,762
12/31/2002      6,079       5,729        6,341      6,365
 1/31/2003      5,938       5,597        6,174      6,198
 2/28/2003      5,848       5,512        6,092      6,105
 3/31/2003      5,928       5,587        6,144      6,165
 4/30/2003      6,360       5,994        6,596      6,672
 5/31/2003      6,712       6,326        6,916      7,024
 6/30/2003      6,803       6,411        6,984      7,114
 7/31/2003      6,954       6,554        7,094      7,239
 8/31/2003      7,054       6,649        7,232      7,380
 9/30/2003      6,934       6,535        7,138      7,302
10/31/2003      7,376       6,952        7,487      7,715
11/30/2003      7,467       7,037        7,550      7,783
12/31/2003      7,760       7,313        7,913      8,191
 1/31/2004      7,860       7,408        8,025      8,341
 2/29/2004      8,022       7,560        8,120      8,457
 3/31/2004      7,951       7,494        7,993      8,330
 4/30/2004      7,729       7,285        7,869      8,199
 5/31/2004      7,840       7,389        7,949      8,311
 6/30/2004      8,031       7,569        8,091      8,473
 7/31/2004      7,658       7,218        7,804      8,193
 8/31/2004      7,648       7,209        7,809      8,226
 9/30/2004      7,848       7,399        7,899      8,315

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                            Since Fund
                               1 Year/6/   Inception/6/
                               ---------   ------------
Class A/1/
Net Asset Value/2/               13.21%       -5.65%
With Maximum Sales Charge/3/      6.71        -6.98

Class B/1/

Net Asset Value/2/               12.27        -6.50
With CDSC/4/                      7.27        -6.95

Class C/1/

Net Asset Value/2/               12.03        -6.55
With CDSC/4/                     11.03        -6.55

Class Y/1/

Net Asset Value/2/               13.48        -5.39
--------------------------------------------------------------------------------

                                            Since Fund
Comparative Performance          1 Year    Inception/5/
-----------------------        ---------   ------------
S&P 500 Index                    13.87%       -4.33%
Lipper Large Cap Core Funds
   Index                         10.66        -5.50
Lipper Large Cap Core Funds
   Avg.                          10.19        -6.19
Morningstar Large Blend Fund
   Avg.                          12.22        -4.24

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                    % of Net Assets
                         as of
                   -----------------
Fund Composition   9/30/04   9/30/03
------------------------------------
Common Stocks        99.6      99.5
------------------------------------
Other Assets          0.4       0.5

                                      % of Net Assets
                                           as of
                                     -----------------
Ten Largest Holdings                 9/30/04   9/30/03
------------------------------------------------------
General Electric Co.                   4.1       2.4
------------------------------------------------------
Exxon Mobil Corp.                      3.5       2.2
------------------------------------------------------
American International Group, Inc.     3.1        --
------------------------------------------------------
Procter & Gamble Co.                   3.1       2.2
------------------------------------------------------
Citigroup, Inc.                        2.9       3.6
------------------------------------------------------
U.S. Bancorp                           2.4       1.7
------------------------------------------------------
Dell, Inc.                             2.2       1.6
------------------------------------------------------
Home Depot, Inc.                       2.1       1.0
------------------------------------------------------
Federal Home Loan Mortgage Corp.       2.0        --
------------------------------------------------------
Avon Products, Inc.                    2.0       1.0

                                   % of Net Assets
                                        as of
                                  -----------------
Five Largest Industries           9/30/04   9/30/03
---------------------------------------------------
Industrial Conglomerates            7.1       3.6
---------------------------------------------------
Oil & Gas                           5.6       4.0
---------------------------------------------------
Healthcare Providers & Services     5.1       3.3
---------------------------------------------------
Healthcare Equipment & Supplies     4.5       4.6
---------------------------------------------------
Capital Markets                     4.4       2.2

Portfolio holdings and asset allocations will vary.

See page 7 for a description of the indexes.

Notes to Charts

/1/ Returns shown in the chart include the performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Effective 2/1/04, Class C shares no longer impose a 1% front-end sales charge.
/5/ The since-inception performance comparisons shown are calculated from 7/31/00.
/6/ Fund performance has been increased by expense waivers, without which performance would have been lower.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any CDC Nvest Fund, contact your financial professional or call CDC Nvest Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

Index/Average Descriptions:

Standard & Poor's 500 ("S&P 500") Stock Index is an unmanaged index of U.S. common stock performance.

Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is an unmanaged index of common stocks traded outside the United States.

Lipper Fund Indexes are equally weighted indexes typically consisting of the 30 largest mutual funds within each fund's category, as calculated by Lipper, Inc.

Lipper Fund Averages are the average performance without sales charges of the mutual funds in a stated category, as calculated by Lipper, Inc.

Morningstar Funds Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

Proxy Voting Information

A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling CDC Nvest Funds at 800-225-5478; on the funds' website at www.cdcnvestfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the funds' website and the SEC's website.

Quarterly Portfolio Schedules

Beginning next quarter, the funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Understanding Your Funds' Expenses
--------------------------------------------------------------------------------

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles Growth Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  984.20             $5.46
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,019.50             $5.55
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  980.20             $9.16
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,015.75             $9.32
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  980.20             $9.16
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,015.75             $9.32
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  986.60             $4.22
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,020.75             $4.29
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio: 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
CDC IXIS International Equity Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  939.60            $ 7.32
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,017.45            $ 7.62
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  935.90            $10.89
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,013.75            $11.33
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  935.90            $10.89
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,013.75            $11.33
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  942.00            $ 4.86
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,020.00            $ 5.05
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio: 1.51%, 2.25%, 2.25% and 1.00% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles Research Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  987.30            $ 6.21
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,018.75            $ 6.31
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  983.50            $ 9.92
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,015.00            $10.08
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  982.20            $ 9.91
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,015.00            $10.08
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $  989.90            $ 4.23
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,020.75            $ 4.29
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio: 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

--------------------------------------------------------------------------------
              Loomis Sayles Growth Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Shares       Description                                              Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 98.4% of Total Net Assets
         Biotechnology -- 3.1%
25,400   Biogen Idec, Inc. (c)                                       $ 1,553,718
14,232   Genentech, Inc. (c)                                             746,041
                                                                     -----------
                                                                       2,299,759
                                                                     -----------
         Capital Markets -- 2.7%
16,388   Legg Mason, Inc.                                                872,962
14,000   Lehman Brothers Holdings, Inc.                                1,116,080
                                                                     -----------
                                                                       1,989,042
                                                                     -----------
         Communications Equipment -- 7.0%
83,406   Cisco Systems, Inc. (c)                                       1,509,648
43,100   Juniper Networks, Inc. (c)                                    1,017,160
45,100   Motorola, Inc.                                                  813,604
46,719   QUALCOMM, Inc.                                                1,823,910
                                                                     -----------
                                                                       5,164,322
                                                                     -----------
         Computers & Peripherals -- 4.6%
46,650   Apple Computer, Inc. (c)                                      1,807,687
44,453   Dell, Inc. (c)                                                1,582,527
                                                                     -----------
                                                                       3,390,214
                                                                     -----------
         Consumer Finance -- 3.3%
21,225   American Express Co.                                          1,092,239
18,425   Capital One Financial Corp.                                   1,361,607
                                                                     -----------
                                                                       2,453,846
                                                                     -----------
         Diversified Financial Services -- 3.4%
 7,950   Chicago Mercantile Exchange                                   1,282,335
16,194   Moody's Corp.                                                 1,186,211
                                                                     -----------
                                                                       2,468,546
                                                                     -----------
         Diversified Financials -- 1.4%
23,300   SLM Corp.                                                     1,039,180
                                                                     -----------
         Food & Drug Retailing -- 2.0%
16,775   Whole Foods Market, Inc.                                      1,439,127
                                                                     -----------
         HealthcareEquipment & Supplies --8.6%
27,775   Biomet, Inc.                                                  1,302,092
30,650   Johnson & Johnson                                             1,726,515
19,983   St. Jude Medical, Inc. (c)                                    1,504,120
22,529   Zimmer Holdings, Inc. (c)                                     1,780,692
                                                                     -----------
                                                                       6,313,419
                                                                     -----------
         Healthcare Providers & Services -- 4.3%
13,675   Aetna, Inc.                                                   1,366,543
24,375   UnitedHealth Group, Inc.                                      1,797,412
                                                                     -----------
                                                                       3,163,955
                                                                     -----------
         Home Construction -- 1.3%
15,200   Pulte Homes, Inc.                                               932,824
                                                                     -----------
         Hotels, Restaurants & Leisure -- 3.5%
34,650   Starbucks Corp. (c)                                           1,575,189
21,300   Starwood Hotels & Resorts Worldwide, Inc.                       988,746
                                                                     -----------
                                                                       2,563,935
                                                                     -----------
         Household Products -- 2.5%
33,375   Procter & Gamble Co.                                          1,806,255
                                                                     -----------
         Industrial Conglomerates -- 2.8%
10,825   3M Co.                                                          865,675
35,125   General Electric Co.                                          1,179,498
                                                                     -----------
                                                                       2,045,173
                                                                     -----------
         Insurance -- 2.3%
24,925   American International Group, Inc.                            1,694,651
                                                                     -----------
         Internet & Catalog Retail -- 3.7%
29,814   eBay, Inc. (c)                                              $ 2,741,099
                                                                     -----------
         Internet Software & Services -- 2.5%
 4,175   Google Incorporated, Class A (c)                                541,080
37,773   Yahoo! Inc. (c)                                               1,280,882
                                                                     -----------
                                                                       1,821,962
                                                                     -----------
         Machinery -- 2.3%
32,650   Danaher Corp.                                                 1,674,292
                                                                     -----------
         Office Electronics -- 1.4%
16,338   Zebra Technologies Corp., Class A (c)                           996,751
                                                                     -----------
         Oil & Gas -- 4.6%
34,225   Apache Corp.                                                  1,715,015
50,956   XTO Energy, Inc.                                              1,655,051
                                                                     -----------
                                                                       3,370,066
                                                                     -----------
         Oil & Gas Exploration -- 2.6%
28,475   Burlington Resources, Inc.                                    1,161,780
11,850   EOG Resources, Inc.                                             780,323
                                                                     -----------
                                                                       1,942,103
                                                                     -----------
         Personal Products -- 2.6%
43,900   Avon Products, Inc.                                           1,917,552
                                                                     -----------
         Semiconductors & Semiconductor Equipment -- 4.7%
25,975   Broadcom Corp., Class A (c)                                     708,858
47,350   Intel Corp.                                                     949,841
22,625   Maxim Integrated Products, Inc.                                 956,811
41,200   Texas Instruments, Inc.                                         876,736
                                                                     -----------
                                                                       3,492,246
                                                                     -----------
         Software -- 9.1%
20,725   Adobe Systems, Inc.                                           1,025,266
24,425   Autodesk, Inc.                                                1,187,788
21,333   Electronic Arts, Inc. (c)                                       981,105
89,950   Microsoft Corp.                                               2,487,117
18,375   Symantec Corp. (c)                                            1,008,420
                                                                     -----------
                                                                       6,689,696
                                                                     -----------
         Specialty Retail -- 4.7%
21,025   Chico's FAS, Inc. (c)                                           719,055
48,575   Home Depot, Inc.                                              1,904,140
30,250   PETsMART, Inc.                                                  858,797
                                                                     -----------
                                                                       3,481,992
                                                                     -----------
         Textiles Apparel & Luxury Goods -- 1.8%
31,445   Coach, Inc. (c)                                               1,333,897
                                                                     -----------
         Thrifts & Mortgage Finance -- 1.3%
24,499   Countrywide Financial Corp.                                     965,016
                                                                     -----------
         Trading Companies & Distributors -- 1.3%
16,725   Fastenal Co.                                                    963,360
                                                                     -----------
         Transportation Services -- 1.3%
18,900   Expeditors International of Washington, Inc.                    977,130
                                                                     -----------
         Wireless Telecommunication Services -- 1.7%
53,181   Nextel Communications, Inc., Class A (c)                      1,267,835
                                                                     -----------
         Total Common Stocks
         (Identified Cost $67,005,601)                                72,399,245
                                                                     -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
        Loomis Sayles Growth Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
Short Term Investment -- 1.6% of Total Net Assets
$1,209,000   Repurchase Agreement with State Street Corp.,
             dated 9/30/2004 at 0.650% to be repurchased at
             $1,209,022 on 10/1/2004 collateralized by $865,000
             U.S. Treasury Bond, 8.500% due 2/15/2020 with a
             value of $1,240,194.                                   $ 1,209,000

             Total Short Term Investments
             (Identified Cost $1,209,000)                             1,209,000
                                                                    -----------
             Total Investments -- 100.0%
             (Identified Cost $68,214,601) (b)                       73,608,245
             Other assets less liabilities -- 0.0%                      (13,063)
                                                                    -----------
             Total Net Assets -- 100%                               $73,595,182
                                                                    ===========
(a)          See Note 2a of Notes to Financial Statements.
(b)          Federal Tax Information:
             At September 30, 2004, the net unrealized
             appreciation on investments based on cost of
             $68,503,825 for federal income tax purposes was as
             follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                          $ 6,427,893
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax cost
             over value                                              (1,323,473)
                                                                    -----------
             Net unrealized appreciation                            $ 5,104,420
                                                                    ===========

             At September 30, 2004, the Fund had a capital loss carryover of approximately $58,514,515, of which $3,696,755 expires on September 30, 2008,
             $26,085,507 expires on September 30, 2009,
             $24,360,259 expires on September 30, 2010 and
             $4,371,994 expires on September 30, 2011.

             The Fund acquired capital loss carryovers of $44,043,168 in its November 14, 2003 merger with the CDC Nvest Large Cap Growth Fund (see Note 9 of Notes to Financial Statements). Utilization of these losses is subject to limitations. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

             At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

             The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c)          Non-income producing security.

Industry Holdings at September 30, 2004 as a Percentage of Net Assets

Software                                                                    9.1%
Healthcare Equipment & Supplies                                             8.6
Communications Equipment                                                    7.0
Semiconductors & Semiconductor Equipment                                    4.7
Specialty Retail                                                            4.7
Computers & Peripherals                                                     4.6
Oil & Gas                                                                   4.6
Healthcare Providers & Services                                             4.3
Internet & Catalog Retail                                                   3.7
Hotels, Restaurants & Leisure                                               3.5
Diversified Financial Services                                              3.4
Consumer Finance                                                            3.3
Biotechnology                                                               3.1
Industrial Conglomerates                                                    2.8
Capital Markets                                                             2.7
Oil & Gas Exploration                                                       2.6
Personal Products                                                           2.6
Internet Software & Services                                                2.5
Household Products                                                          2.5
Insurance                                                                   2.3
Machinery                                                                   2.3
Food & Drug Retailing                                                       2.0
Other, less than 2% each                                                   11.5

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       CDC IXIS International Equity Fund
                             Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Shares    Description                                                 Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 95.4% of Total Net Assets
          Australia -- 1.2%
143,283   AMP Ltd.                                                   $   646,276
                                                                     -----------
          Austria -- 5.6%
 38,800   Erste Bank der oesterreichischen Sparkassen AG               1,615,759
 37,600   Wienerberger AG                                              1,410,886
                                                                     -----------
                                                                       3,026,645
                                                                     -----------
          Belgium -- 1.3%
  9,950   Umicore                                                        726,028
                                                                     -----------
          Brazil -- 1.2%
 23,898   Embraer-Empresa Brasileria de Aeronautica SA ADR               630,907
                                                                     -----------
          Canada -- 4.5%
 17,279   Encana Corp.                                                   796,862
 11,763   PetroKazakhstan, Inc. (c)                                      398,933
 19,061   PetroKazakhstan, Inc., Class A                                 646,440
  7,674   Research In Motion Ltd. (c)                                    585,833
                                                                     -----------
                                                                       2,428,068
                                                                     -----------
          Denmark -- 1.1%
 13,600   William Demant Holding A/S (c)                                 600,170
                                                                     -----------
          France -- 3.7%
 27,500   Axa                                                            557,556
  4,360   Technip                                                        704,427
  3,640   Total Fina SA, Class B                                         742,202
                                                                     -----------
                                                                       2,004,185
                                                                     -----------
          Germany -- 4.5%
 13,200   Bayerische Motoren Werke (BMW) AG                              543,234
 16,100   MAN AG                                                         551,651
 12,900   Metro AG                                                       576,345
 19,924   SAP AG ADR                                                     776,040
                                                                     -----------
                                                                       2,447,270
                                                                     -----------
          Hong Kong -- 1.6%
170,900   Esprit Holdings Ltd.                                           874,879
                                                                     -----------
          India -- 2.3%
 16,200   State Bank of India GDR 144A                                   402,570
 43,364   Wipro Ltd. ADR                                                 819,146
                                                                     -----------
                                                                       1,221,716
                                                                     -----------
          Ireland -- 2.2%
 32,400   Anglo Irish Bank Corp. Plc                                     593,891
 25,600   CRH Plc                                                        607,184
                                                                     -----------
                                                                       1,201,075
                                                                     -----------
          Israel -- 0.4%
  7,467   Teva Pharmaceutical Industries Ltd. ADR                        193,769
                                                                     -----------
          Italy -- 1.6%
 39,500   Eni Spa                                                        885,127
                                                                     -----------
          Japan -- 25.5%
  9,000   Advantest Corp.                                                540,183
  8,250   Aiful Corp.                                                    809,239
 38,500   Bridgestone Corp.                                              713,885
 52,000   Daiwa House Industry Co. Ltd.                                  508,183
143,000   Fukuyama Transporting Co. Ltd.                                 603,780
 17,400   Honda Motor Co. Ltd.                                           846,346
 12,100   ITO EN Ltd.                                                    528,761
 73,000   Kaneka Corp.                                                   718,038
  2,600   Keyence Corp.                                                  546,335
     39   Millea Holdings, Inc.                                          502,519
    123   Mitsubishi Tokyo Financial Group, Inc.                       1,024,933
 55,000   Mitsui Fudosan Co. Ltd.                                        571,891
  7,400   NIDEC Corp.                                                $   747,996
 16,200   Nitto Denko Corp.                                              745,220
  6,510   Orix Corp.                                                     664,842
 87,000   Sekisui Chemical Co. Ltd.                                      599,956
  5,930   Takefuji Corp.                                                 379,360
 24,800   Toyota Motor Corp.                                             949,638
 17,910   Trend Micro, Inc.                                              770,252
     95   UFJ Holdings, Inc. (c)                                         416,315
 21,000   Xebio Co. Ltd.                                                 583,601
                                                                     -----------
                                                                      13,771,273
                                                                     -----------
          Netherlands -- 3.2%
 38,263   ASML Holding NV (c)                                            492,445
 33,600   ING Groep NV                                                   847,951
 16,600   Koninklijke (Royal) Philips Electronics NV                     381,109
                                                                     -----------
                                                                       1,721,505
                                                                     -----------
          Norway -- 2.5%
 59,100   Smedvig ASA, Class A                                           771,423
 78,600   Telenor ASA                                                    598,637
                                                                     -----------
                                                                       1,370,060
                                                                     -----------
          Singapore -- 2.1%
114,900   Keppel Corp. Ltd.                                              539,907
214,200   Singapore Press Holdings Ltd. (c)                              603,581
                                                                     -----------
                                                                       1,143,488
                                                                     -----------
          South Korea -- 1.6%
  2,230   Samsung Electronics                                            885,661
                                                                     -----------
          Spain -- 1.2%
 35,100   Gestevision Telecinco SA (c)                                   635,629
                                                                     -----------
          Sweden -- 3.8%
 16,410   SKF AB, Class B                                                623,462
 44,960   Telefonaktiebolaget LM Ericsson ADR (c)                      1,404,550
                                                                     -----------
                                                                       2,028,012
                                                                     -----------
          Switzerland -- 9.3%
  3,007   Actelion Ltd. (c)                                              308,838
  9,000   Credit Suisse Group (c)                                        288,230
  3,160   Nobel Biocare Holding AG                                       491,087
 16,050   Roche Holding AG                                             1,662,417
  4,930   Straumann AG                                                 1,048,108
 11,100   Synthes, Inc. (c)                                            1,211,389
                                                                     -----------
                                                                       5,010,069
                                                                     -----------
          Taiwan -- 1.4%
 22,075   AU Optronics Corp. ADR                                         276,379
146,152   United Microelectronics Corp. ADR (c)                          493,994
                                                                     -----------
                                                                         770,373
                                                                     -----------
          United Kingdom -- 13.6%
151,600   ARM Holdings Plc (c)                                           229,199
 99,385   BHP Billiton Plc                                             1,047,494
118,200   BP Plc                                                       1,130,499
 96,700   Burberry Group Plc                                             652,918
 99,118   Kingfisher Plc                                                 553,839
 49,200   Pearson Plc                                                    526,355
 21,213   Reckitt Benckiser Plc                                          520,071
 33,300   Royal Bank of Scotland Group Plc                               963,027
 95,900   Smith & Nephew Plc                                             882,933
338,640   Vodafone Group Plc                                             811,830
                                                                     -----------
                                                                       7,318,165
                                                                     -----------
          Total Common Stocks
          (Identified Cost $46,054,397)                               51,540,350
                                                                     -----------

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       CDC IXIS International Equity Fund
                       Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Shares       Description                                             Value (a)
--------------------------------------------------------------------------------
Preferred Stocks -- 1.8%
             Germany -- 1.8%
    54,412   ProSiebenSat.1 Media AG                                $ 1,003,604
                                                                    -----------
             Total Preferred Stocks
             (Identified Cost $871,237)                               1,003,604
                                                                    -----------
Principal Amount

Short Term Investment -- 3.0%
$1,612,000   Repurchase Agreement with State Street Corp., dated
             9/30/2004 at 0.650% to be repurchased at $1,612,029
             on 10/1/2004 collateralized by $1,150,000 U.S.
             Treasury Bond, 8.500% due 2/15/2020 with a value of
             $1,648,813.                                              1,612,000
                                                                    -----------

             Total Short Term Investment
             (Identified Cost $1,612,000)                             1,612,000
                                                                    -----------
             Total Investments -- 100.2%
             (Identified Cost $48,537,634) (b)                       54,155,954
             Other assets less liabilities -- (0.2)%                   (125,412)
                                                                    -----------
             Total Net Assets -- 100%                                $54,030,542
                                                                    ===========

(a)          See Note 2a of Notes to Financial Statements.
(b)          Federal Tax Information:
             At September 30, 2004, the net unrealized
             appreciation on investments based on cost of
             $48,848,484 for federal income tax purposes was
             as follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                          $ 6,584,993
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax cost
             over value                                              (1,277,523)
                                                                    -----------
             Net unrealized appreciation                            $ 5,307,470
                                                                    ===========

             At September 30, 2004, the Fund had a capital loss carryover of approximately $29,524,809 of which $18,908,946 expires on September 30, 2010 and $10,615,863 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any to the extent provided by regulations.

             At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation disclosed on a tax basis consisted of $422,353 in undistributed ordinary income and $0 in undistributed long-term gains.

             The differences between book and tax distributable earnings are primarily due to deferred trustees' fees, unrealized gains on passive foreign investment companies and wash sales.

(c)          Non-income producing security.

ADR/GDR An American Depositary Receipt (ADR) or Global Depository Receipt (GDR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these amounted to $402,570 or 0.75% of net assets.

Industry Holdings at September 30, 2004 as a Percentage of Net Assets

Commercial Services                                                         9.3%
Healthcare Equipment & Supplies                                             7.8
Oil & Gas                                                                   7.0
Semiconductors & Semiconductor Equipment                                    4.9
Automobiles                                                                 4.3
Specialty Retail                                                            3.7
Communications Equipment                                                    3.7
Pharmaceuticals                                                             3.4
Consumer Finance                                                            3.4
Metals & Mining                                                             3.3
Media                                                                       3.3
Insurance                                                                   3.2
Real Estate                                                                 2.9
Software                                                                    2.9
Household Durables                                                          2.7
Energy Equipment & Services                                                 2.7
Chemicals - Major                                                           2.7
Building Products                                                           2.6
Machinery                                                                   2.2
Other, less than 2% each                                                   21.2

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
             Loomis Sayles Research Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Shares   Description                                                   Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 99.6% of Total Net Assets
         Aerospace & Defense -- 2.9%
 8,650   Honeywell International, Inc.                                $  310,189
 3,375   United Technologies Corp.                                       315,157
                                                                      ----------
                                                                         625,346
                                                                      ----------
         Auto Components -- 1.0%
 4,000   Johnson Controls, Inc.                                          227,240
                                                                      ----------
         Banks/Savings & Loans -- 0.7%
 5,150   TCF Financial Corp.                                             155,994
                                                                      ----------
         Beverages -- 1.6%
 6,875   Anheuser-Busch Cos., Inc.                                       343,406
                                                                      ----------
         Biotechnology -- 2.9%
 3,175   Biogen Idec, Inc. (c)                                           194,215
 4,625   Genentech, Inc. (c)                                             242,442
 5,300   Gilead Sciences, Inc. (c)                                       198,114
                                                                      ----------
                                                                         634,771
                                                                      ----------
         Capital Markets -- 4.4%
10,225   Ameritrade Holding Corp. (c)                                    122,802
 4,500   Goldman Sachs Group, Inc.                                       419,580
 5,250   Lehman Brothers Holdings, Inc.                                  418,530
                                                                      ----------
                                                                         960,912
                                                                      ----------
         Chemicals -- 2.0%
 5,975   Dow Chemical Co.                                                269,951
 4,200   Praxair, Inc.                                                   179,508
                                                                      ----------
                                                                         449,459
                                                                      ----------
         Commercial Banks -- 3.7%
 6,400   North Fork Bancorporation, Inc.                                 284,480
18,275   U.S. Bancorp                                                    528,147
                                                                      ----------
                                                                         812,627
                                                                      ----------
         Communications Equipment -- 4.0%
 8,900   Cisco Systems, Inc. (c)                                         161,090
12,600   Juniper Networks, Inc. (c)                                      297,360
10,500   QUALCOMM, Inc.                                                  409,920
                                                                      ----------
                                                                         868,370
                                                                      ----------
         Computers & Peripherals -- 3.6%
 7,975   Apple Computer, Inc. (c)                                        309,031
13,250   Dell, Inc. (c)                                                  471,700
                                                                      ----------
                                                                         780,731
                                                                      ----------
         Consumer Finance -- 1.8%
 5,500   Capital One Financial Corp.                                     406,450
                                                                      ----------
         Diversified Financials -- 2.9%
14,391   Citigroup, Inc.                                                 634,931
                                                                      ----------
         Diversified Telecommunication Services -- 3.8%
11,725   BellSouth Corp.                                                 317,982
 7,375   CenturyTel, Inc.                                                252,520
 9,775   SBC Communications, Inc.                                        253,661
                                                                      ----------
                                                                         824,163
                                                                      ----------
         Electric Utilities -- 2.9%
10,575   Exelon Corp.                                                    387,997
 8,300   PG&E Corp. (c)                                                  252,320
                                                                      ----------
                                                                         640,317
                                                                      ----------
         Energy Equipment & Services -- 1.2%
 7,600   Halliburton Co.                                                 256,044
                                                                      ----------
         Food & Drug Retailing -- 1.0%
 2,550   Whole Foods Market, Inc.                                        218,765
                                                                      ----------
         Food & Staples Retailing -- 1.3%
 6,650   CVS Corp.                                                    $  280,165
                                                                      ----------
         Healthcare Drugs -- 1.3%
15,100   Schering-Plough Corp.                                           287,806
                                                                      ----------
         Healthcare Equipment & Supplies -- 4.5%
 7,475   Boston Scientific Corp. (c)                                     296,982
 4,175   St. Jude Medical, Inc. (c)                                      314,252
 4,700   Zimmer Holdings, Inc. (c)                                       371,488
                                                                      ----------
                                                                         982,722
                                                                      ----------
         Healthcare Providers & Services -- 5.1%
 3,725   Aetna, Inc.                                                     372,239
10,600   Caremark Rx, Inc. (c)                                           339,942
 5,425   UnitedHealth Group, Inc.                                        400,040
                                                                      ----------
                                                                       1,112,221
                                                                      ----------
         Hotels, Restaurants & Leisure -- 3.4%
 7,450   Carnival Corp.                                                  352,310
 3,950   Royal Caribbean Cruises Ltd.                                    172,220
 4,675   Starbucks Corp. (c)                                             212,526
                                                                      ----------
                                                                         737,056
                                                                      ----------
         Household Products -- 3.1%
12,525   Procter & Gamble Co.                                            677,853
                                                                      ----------
         Industrial Conglomerates -- 7.1%
 3,050   3M Co.                                                          243,909
26,875   General Electric Co.                                            902,462
13,575   Tyco International Ltd.                                         416,209
                                                                      ----------
                                                                       1,562,580
                                                                      ----------
         Insurance -- 4.4%
10,025   American International Group, Inc.                              681,600
 1,050   Arch Capital Group Ltd. (c)                                      40,887
 2,300   Everest Re Group Ltd.                                           170,959
 1,225   RenaissanceRe Holdings Ltd.                                      63,185
                                                                      ----------
                                                                         956,631
                                                                      ----------
         IT Services -- 1.6%
12,650   Accenture Ltd., Class A (c)                                     342,183
                                                                      ----------
         Machinery -- 1.1%
 4,825   Danaher Corp.                                                   247,426
                                                                      ----------
         Media -- 1.6%
10,575   DIRECTV Group, Inc., (The) (c)                                  186,014
 4,750   Viacom, Inc., Class B                                           159,410
                                                                      ----------
                                                                         345,424
                                                                      ----------
         Mining -- 1.0%
 6,300   CONSOL Energy, Inc.                                             219,807
                                                                      ----------
         Multiline Retail -- 1.8%
 6,050   J.C. Penney Co., Inc. (Holding Co.)                             213,444
 4,850   Nordstrom, Inc.                                                 185,464
                                                                      ----------
                                                                         398,908
                                                                      ----------
         Oil & Gas -- 5.6%
 4,800   ChevronTexaco Corp.                                             257,472
 2,400   ConocoPhillips                                                  198,840
16,000   Exxon Mobil Corp.                                               773,280
                                                                      ----------
                                                                       1,229,592
                                                                      ----------
         Oil & Gas Exploration -- 0.8%
 2,675   EOG Resources, Inc.                                             176,149
                                                                      ----------
         Personal Products -- 3.7%
 9,800   Avon Products, Inc.                                             428,064
 9,225   Gillette Co, (The)                                              385,051
                                                                      ----------
                                                                         813,115
                                                                      ----------

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       Loomis Sayles Research Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Shares   Description                                                  Value (a)
--------------------------------------------------------------------------------
         Semiconductors & Semiconductor Equipment -- 1.8%
 5,850   Maxim Integrated Products, Inc.                            $   247,397
 7,400   Texas Instruments, Inc.                                        157,472
                                                                    -----------
                                                                        404,869
                                                                    -----------
         Software -- 3.9%
 5,100   Adobe Systems, Inc.                                            252,297
24,725   Oracle Corp. (c)                                               278,898
 6,000   Symantec Corp. (c)                                             329,280
                                                                    -----------
                                                                        860,475
                                                                    -----------
         Specialty Retail -- 2.1%
11,625   Home Depot, Inc.                                               455,700
                                                                    -----------
         Textiles Apparel & Luxury Goods -- 0.9%
 4,800   Coach, Inc. (c)                                                203,616
                                                                    -----------
         Thrifts & Mortgage Finance -- 3.1%
 6,272   Countrywide Financial Corp.                                    247,054
 6,575   Federal Home Loan Mortgage Corp.                               428,953
                                                                    -----------
                                                                        676,007
                                                                    -----------
         Total Common Stocks
         (Identified Cost $19,542,350)                               21,809,831
                                                                    -----------
         Total Investments -- 99.6%
         (Identified Cost $19,542,350) (b)                           21,809,831
         Other assets less liabilities -- 0.4%                           77,496
                                                                    -----------
         Total Net Assets -- 100%                                   $21,887,327
                                                                    ===========

(a)      See Note 2a of Notes to Financial Statements.
(b)      Federal Tax Information:
         At September 30, 2004, the net unrealized
         appreciation on investments based on cost of
         $19,643,692 for federal income tax purposes was as
         follows:
         Aggregate gross unrealized appreciation for all
         investments in which there is an excess of value
         over tax cost                                              $ 2,403,754
         Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value                                               (237,615)
                                                                    -----------
         Net unrealized appreciation                                $ 2,166,139
                                                                    ===========

         At September 30, 2004, the Fund had a capital loss carryover of approximately $1,537,528 which expires on September 30, 2011. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

         At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation disclosed on a tax basis consisted of $87,376 in undistributed ordinary income and $0 in undistributed long-term gains.

         The differences between book and tax distributable earnings are primarily due to deferred trustees' fees and wash sales.

(c)      Non-income producing security.

Industry Holdings at September 30, 2004 as a Percentage of Net Assets

Industrial Conglomerates                                                    7.1%
Oil & Gas                                                                   5.6
Healthcare Providers & Services                                             5.1
Healthcare Equipment & Supplies                                             4.5
Capital Markets                                                             4.4
Insurance                                                                   4.4
Communications Equipment                                                    4.0
Software                                                                    3.9
Diversified Telecommunication Services                                      3.8
Personal Products                                                           3.7
Commercial Banks                                                            3.7
Computers & Peripherals                                                     3.6
Hotels, Restaurants & Leisure                                               3.4
Household Products                                                          3.1
Thrifts & Mortgage Finance                                                  3.1
Electric Utilities                                                          2.9
Diversified Financials                                                      2.9
Biotechnology                                                               2.9
Aerospace & Defense                                                         2.9
Specialty Retail                                                            2.1
Chemicals                                                                   2.0
Other, less than 2% each                                                   20.5

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------
                       Statements of Assets & Liabilities
--------------------------------------------------------------------------------

September 30, 2004

                                                                        Growth      International     Research
                                                                         Fund        Equity Fund        Fund
                                                                     ------------   -------------   -----------
ASSETS
   Investments at cost                                               $ 68,214,601   $ 48,537,634    $19,542,350
   Net unrealized appreciation                                          5,393,644      5,618,320      2,267,481
                                                                     ------------   ------------    -----------
      Investments at value                                             73,608,245     54,155,954     21,809,831
   Cash                                                                        64            582             --
   Receivable for Fund shares sold                                         88,009          9,323             --
   Receivable for securities sold                                              --             --        115,917
   Dividends and interest receivable                                       16,061         86,287         12,981
   Tax reclaims receivable                                                     --         24,439             --
   Receivable from investment adviser                                      95,677         26,456         19,017
                                                                     ------------   ------------    -----------
      TOTAL ASSETS                                                     73,808,056     54,303,041     21,957,746
                                                                     ------------   ------------    -----------
LIABILITIES
   Payable to custodian bank                                                   --             --          4,895
   Payable for Fund shares redeemed                                        29,797        160,426             --
   Foreign taxes                                                               --          7,314             --
   Management fees payable                                                 93,173         33,203          8,956
   Deferred trustees' fees                                                  2,171          5,674          4,524
   Trustees' fees payable                                                  10,478          1,694          1,651
   Accounting and administrative fees payable                              11,513         11,382          3,881
   Service and distribution fees payable                                      630             55              2
   Transfer agent fees payable                                             24,909         10,794         12,659
   Other accounts payable and accrued expenses                             40,203         41,957         33,851
                                                                     ------------   ------------    -----------
      TOTAL LIABILITIES                                                   212,874        272,499         70,419
                                                                     ------------   ------------    -----------
NET ASSETS                                                           $ 73,595,182   $ 54,030,542    $21,887,327
                                                                     ============   ============    ===========
NET ASSETS CONSIST OF:
   Paid in capital                                                   $127,011,622   $ 77,829,701    $21,175,861
   Undistributed (overdistributed) net investment income (loss)            (6,344)       222,417         82,855
   Accumulated net realized gain (loss) on investments                (58,803,740)   (29,641,396)    (1,638,870)
   Net unrealized appreciation (depreciation) on investments and
      foreign currency translations                                     5,393,644      5,619,820      2,267,481
                                                                     ------------   ------------    -----------
NET ASSETS                                                           $ 73,595,182   $ 54,030,542    $21,887,327
                                                                     ============   ============    ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets                                                     $ 14,072,134   $  4,467,717    $   106,002
                                                                     ============   ============    ===========
      Shares of beneficial interest                                     2,824,755        416,237         13,608
                                                                     ============   ============    ===========
      Net asset value and redemption price per share                 $       4.98   $      10.73    $      7.79
                                                                     ============   ============    ===========
      Offering price per share (100/94.25 of $4.98, $10.73, $7.79)   $       5.28   $      11.38    $      8.27
                                                                     ============   ============    ===========
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                     $ 12,531,678   $    870,732    $    57,107
                                                                     ============   ============    ===========
      Shares of beneficial interest                                     2,536,111         81,735          7,384
                                                                     ============   ============    ===========
      Net asset value and offering price per share                   $       4.94   $      10.65    $      7.73
                                                                     ============   ============    ===========
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                     $  6,825,887   $     49,352    $     2,743
                                                                     ============   ============    ===========
      Shares of beneficial interest                                     1,381,212          4,633            355
                                                                     ============   ============    ===========
      Net asset value and offering price per share                   $       4.94   $      10.65    $      7.73
                                                                     ============   ============    ===========
   Class Y shares:
      Net assets                                                     $ 40,165,483   $ 48,642,741    $21,721,475
                                                                     ============   ============    ===========
      Shares of beneficial interest                                     7,796,700      4,470,535      2,777,160
                                                                     ============   ============    ===========
      Net asset value, offering and redemption price per share       $       5.15   $      10.88    $      7.82
                                                                     ============   ============    ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

                                                               Growth     International    Research
                                                                Fund       Equity Fund       Fund
                                                             ----------   -------------   ----------
INVESTMENT INCOME
   Dividends                                                 $  333,773    $ 1,283,290    $  293,602
   Interest                                                       4,315          2,064           146
   Less foreign taxes withheld                                       --       (143,875)           --
                                                             ----------    -----------    ----------
                                                                338,088      1,141,479       293,748
                                                             ----------    -----------    ----------
   Expenses
      Management fees                                           319,228        535,777       113,797
      Service fees - Class A                                     29,677         12,313           234
      Service and distribution fees - Class B                   113,567          7,843           384
      Service and distribution fees - Class C                    31,043            440            93
      Trustees' fees and expenses                                13,094         12,438         9,908
      Accounting and administrative                              41,894         46,875        14,934
      Custodian                                                  49,923        163,649        44,996
      Transfer agent fees and expenses - Class A, Class B,
         Class C                                                141,844         54,005        54,603
      Transfer agent fees and expenses - Class Y                 54,375         49,730        52,698
      Audit and tax services                                     25,128         40,395        32,602
      Registration                                               43,400         55,435        45,216
      Shareholder reporting                                      66,636         29,650        19,953
      Legal                                                       3,618          4,747         1,424
      Miscellaneous                                               9,997         14,523         4,984
                                                             ----------    -----------    ----------
   Total expenses                                               943,424      1,027,820       395,826
      Less reimbursement/waiver                                (226,453)      (281,018)     (201,483)
                                                             ----------    -----------    ----------
   Net expenses                                                 716,971        746,802       194,343
                                                             ----------    -----------    ----------
   Net investment income (loss)                                (378,883)       394,677        99,405
                                                             ----------    -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
      Realized gain (loss) on:
         Investments - net                                    3,743,920      8,517,553     1,970,659
         Foreign currency transactions - net                         --       (174,829)           --
      Change in unrealized appreciation (depreciation) on:
         Investments - net                                    1,584,019     (1,127,502)      793,800
         Foreign currency translations - net                         --        (17,929)           --
                                                             ----------    -----------    ----------
      Net realized and unrealized gain (loss) on
         investments and foreign currency transactions        5,327,939      7,197,293     2,764,459
                                                             ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                $4,949,056    $ 7,591,970    $2,863,864
                                                             ==========    ===========    ==========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Growth Fund
                                                   -----------------------------
                                                     Year Ended      Year Ended
                                                   September 30,   September 30,
                                                       2004            2003
                                                   -------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                      $  (378,883)   $   (52,496)
   Net realized gain (loss) on investments and
      foreign currency transactions                    3,743,920        258,547
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency translations                    1,584,019      4,474,372
                                                     -----------    -----------
   Increase (decrease) in net assets resulting
      from operations                                  4,949,056      4,680,423
                                                     -----------    -----------

INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                    38,796,156      5,060,671
                                                     -----------    -----------
   Total increase (decrease) in net assets            43,745,212      9,741,094

NET ASSETS
   Beginning of the period                            29,849,970     20,108,876
                                                     -----------    -----------
   End of the period                                 $73,595,182    $29,849,970
                                                     ===========    ===========

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                     $    (6,344)   $    (1,142)
                                                     ===========    ===========

                                                     International Equity Fund
                                                   -----------------------------
                                                     Year Ended      Year Ended
                                                   September 30,   September 30,
                                                        2004           2003
                                                   -------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                     $   394,677     $   695,232
   Net realized gain (loss) on investments and
      foreign currency transactions                   8,342,724      (1,795,992)
   Net change in unrealized appreciation
      (depreciation) on investments
      and foreign currency translations              (1,145,431)     11,864,259
                                                    -----------     -----------
   Increase (decrease) in net assets resulting
      from operations                                 7,591,970      10,763,499
                                                    -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                           (55,560)             --
      Class B                                            (7,625)             --
      Class C                                              (435)             --
      Class Y                                          (784,834)       (105,408)
                                                    -----------     -----------
   Total distributions                                 (848,454)       (105,408)
                                                    -----------     -----------

INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                   (9,741,118)        (46,296)
                                                    -----------     -----------
   Redemption fees:
      Class A                                                 9              --
      Class B                                                 2              --
      Class C                                                --              --
      Class Y                                                99              --
                                                    -----------     -----------
   Total increase (decrease) in net assets           (2,997,492)     10,611,795

NET ASSETS
   Beginning of the period                           57,028,034      46,416,239
                                                    -----------     -----------
   End of the period                                $54,030,542     $57,028,034
                                                    ===========     ===========

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                    $   222,417     $   785,880
                                                    ===========     ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Research Fund
                                                   -----------------------------
                                                     Year Ended      Year Ended
                                                   September 30,   September 30,
                                                        2004            2003
                                                   -------------   -------------
FROM OPERATIONS:
   Net investment income (loss)                     $    99,405     $   111,656
   Net realized gain (loss) on investments and
      foreign currency transactions                   1,970,659        (511,134)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currency translations                             793,800       4,009,118
                                                    -----------     -----------
   Increase (decrease) in net assets resulting
      from operations                                 2,863,864       3,609,640
                                                    -----------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                              (179)            (66)
      Class B                                               (21)             --
      Class C                                                --              --
      Class Y                                           (92,653)        (81,513)
                                                    -----------     -----------
   Total distributions                                  (92,853)        (81,579)
                                                    -----------     -----------

INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                   (2,810,514)      2,492,591
                                                    -----------     -----------
   Total increase (decrease) in net assets              (39,503)      6,020,652

NET ASSETS
   Beginning of the period                           21,926,830      15,906,178
                                                    -----------     -----------
   End of the period                                $21,887,327     $21,926,830
                                                    ===========     ===========

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                    $    82,855     $    76,148
                                                    ===========     ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                             Income (loss) from investment operations:                  Less distributions:
                           --------------------------------------------   ----------------------------------------------
              Net asset
                value,                       Net realized                    Dividends     Distributions
              beginning         Net        and unrealized    Total from        from           from net
                  of         investment     gain (loss) on   investment   net investment      realized         Total
              the period   income (loss)     investments     operations       income       capital gains   distributions
              ----------   -------------   ---------------   ----------   --------------   -------------   -------------
GROWTH FUND
 Class A
9/30/2004       $ 4.41      $(0.03)(d)          $ 0.60         $ 0.57           $--            $   --          $   --
9/30/2003         3.65       (0.02)(d)            0.78           0.76            --                --              --
9/30/2002         4.12       (0.03)(d)           (0.44)         (0.47)           --                --              --
9/30/2001        14.80       (0.04)(d)           (7.31)         (7.35)           --             (3.33)          (3.33)
9/30/2000        11.06       (0.07)               4.83           4.76            --             (1.02)          (1.02)

 Class B
9/30/2004         4.41       (0.07)(d)            0.60           0.53            --                --              --
9/30/2003*        4.54        0.00(d)(e)         (0.13)         (0.13)           --                --              --

 Class C
9/30/2004         4.41       (0.06)(d)            0.59           0.53            --                --              --
9/30/2003*        4.54        0.00(d)(e)         (0.13)         (0.13)           --                --              --

 Class Y
9/30/2004         4.55       (0.02)(d)            0.62           0.60            --                --              --
9/30/2003         3.75       (0.01)(d)            0.81           0.80            --                --              --
9/30/2002         4.23       (0.02)(d)           (0.46)         (0.48)           --                --              --
9/30/2001        15.00       (0.02)(d)           (7.42)         (7.44)           --             (3.33)          (3.33)
9/30/2000        11.17       (0.05)               4.90           4.85            --             (1.02)          (1.02)

* From commencement of Class operations on September 12, 2003 through September 30, 2003.

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.

(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

(c)  Annualized for periods less than one year.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.

(f) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(g) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Ratios to average net assets:
                                      --------------------------------------
 Net asset              Net assets,
  value,      Total        end of         Net        Gross    Net investment   Portfolio
  end of      return     the period    expenses    expenses    income (loss)    turnover
the period   (%) (a)       (000)      (%) (b)(c)    (%) (c)       (%) (c)       rate (%)
----------   -------    -----------   ----------   --------   --------------   ---------
  $ 4.98      12.9(f)     $14,072        1.10        1.70         (0.58)          171
    4.41      20.8(g)         947        1.10        3.11         (0.45)          201
    3.65     (11.4)           456        1.10        5.20         (0.65)          192
    4.12     (50.9)           518        1.10        4.11         (0.42)          281
   14.80      45.3          1,028        1.10        3.29         (0.61)          203

    4.94      12.0(f)      12,532        1.85        2.45         (1.33)          171
    4.41      (2.9)(g)          2        1.85        7.92         (1.29)          201

    4.94      12.0(f)       6,826        1.85        2.45         (1.30)          171
    4.41      (2.9)(g)          2        1.85        7.92         (1.29)          201

    5.15      13.2         40,165        0.85        1.04         (0.32)          171
    4.55      21.3         28,898        0.85        1.18         (0.20)          201
    3.75     (11.4)        19,635        0.85        1.32         (0.39)          192
    4.23     (50.8)        21,653        0.85        1.24         (0.17)          281
   15.00      45.6         45,328        0.85        1.01         (0.36)          203

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                                          Income (loss) from investment operations:
                                         -------------------------------------------
                             Net asset
                              value,                      Net realized
                             beginning        Net        and unrealized   Total from
                                of         investment    gain (loss) on   investment
                            the period   income (loss)     investments    operations
                            ----------   -------------   --------------   ----------
International Equity Fund
         Class A
        9/30/2004             $ 9.50      $ 0.02(d)          $ 1.33         $ 1.35
        9/30/2003               7.70        0.11(d)            1.69           1.80
        9/30/2002               9.50        0.02(d)           (1.80)         (1.78)
        9/30/2001              17.31        0.02(d)           (5.89)         (5.87)
        9/30/2000              13.73       (0.05)(d)           4.67           4.62

         Class B
        9/30/2004               9.50       (0.07)(d)           1.33           1.26
        9/30/2003*              9.56        0.00(d)(e)        (0.06)         (0.06)

         Class C
        9/30/2004               9.50       (0.07)(d)           1.33           1.26
        9/30/2003*              9.56        0.00(d)(e)        (0.06)         (0.06)

         Class Y
        9/30/2004               9.60        0.07(d)            1.34           1.41
        9/30/2003               7.78        0.12(d)            1.72           1.84
        9/30/2002               9.61        0.04(d)           (1.83)         (1.79)
        9/30/2001              17.41        0.05(d)           (5.91)         (5.86)
        9/30/2000              13.79       (0.06)(d)           4.77           4.71

                                          Less distributions:
                            ----------------------------------------------
                               Dividends     Distributions
                                 from           from net
                            net investment      realized         Total       Redemption
                                income       capital gains   distributions       fee
                            --------------   -------------   -------------   ----------
International Equity Fund
         Class A
        9/30/2004               $(0.12)         $   --          $(0.12)       $0.00(e)
        9/30/2003                   --              --              --           --
        9/30/2002                (0.02)             --           (0.02)          --
        9/30/2001                   --           (1.94)          (1.94)          --
        9/30/2000                (0.04)          (1.00)          (1.04)          --

         Class B
        9/30/2004                (0.11)             --           (0.11)        0.00(e)
        9/30/2003*                  --              --              --           --

         Class C
        9/30/2004                (0.11)             --           (0.11)        0.00(e)
        9/30/2003*                  --              --              --           --

         Class Y
        9/30/2004                (0.13)             --           (0.13)        0.00(e)
        9/30/2003                (0.02)             --           (0.02)          --
        9/30/2002                (0.04)             --           (0.04)          --
        9/30/2001                   --           (1.94)          (1.94)          --
        9/30/2000                (0.09)          (1.00)          (1.09)          --

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

                See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                      --------------------------------------
 Net asset              Net assets,
  value,      Total        end of         Net        Gross    Net investment   Portfolio
  end of      return    the period     expenses    expenses    income (loss)    turnover
the period   (%) (a)       (000)      (%) (b)(c)    (%) (c)       (%) (c)       rate (%)
----------   -------    -----------   ----------   --------   --------------   ---------
  $10.73      14.2(f)     $  4,468       1.44        2.50          0.16           151
    9.50      23.4(g)        3,264       1.25        2.15          1.33           174
    7.70     (18.8)          1,338       1.25        2.69          0.19           135
    9.50     (34.7)          2,793       1.25        1.99          0.13           207
   17.31      33.9           5,588       1.25        1.67         (0.26)          226

   10.65      13.3(f)          871       2.30        3.25         (0.64)          151
    9.50     (0.6)(g)          147       2.35        4.44         (0.91)          174

   10.65      13.2(f)           49       2.30        3.25         (0.69)          151
    9.50      (0.6)(g)          12       2.35        4.44         (0.83)          174

   10.88      14.8          48,643       1.00        1.34          0.60           151
    9.60      23.7          53,605       1.00        1.38          1.47           174
    7.78     (18.7)         44,101       1.00        1.43          0.47           135
    9.61     (34.5)         54,080       1.00        1.35          0.34           207
   17.41      34.4         107,792       1.00        1.15         (0.32)          226

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                               Income (loss) from investment operations:                  Less distributions:
                ---------------------------------------------------------   ----------------------------------------------
                Net asset
                  value,                       Net realized                    Dividends     Distributions
                beginning         Net        and unrealized    Total from        from           from net
                    of         investment     gain (loss) on   investment   net investment      realized         Total
                the period   income (loss)     investments     operations       income       capital gains   distributions
                ----------   -------------   ---------------   ----------   --------------   -------------   -------------
Research Fund
  Class A
 9/30/2004        $ 6.90      $ 0.01(d)          $ 0.90          $ 0.91         $(0.02)          $   --         $(0.02)
 9/30/2003          5.69        0.02(d)            1.20            1.22          (0.01)              --          (0.01)
 9/30/2002**        7.61        0.01(d)           (1.92)          (1.91)         (0.01)              --          (0.01)

  Class B
 9/30/2004          6.90       (0.05)(d)           0.90            0.85          (0.02)              --          (0.02)
 9/30/2003***       7.05        0.00(d)(e)        (0.15)          (0.15)            --               --             --

  Class C
 9/30/2004          6.90       (0.05)(d)           0.88            0.83             --               --             --
 9/30/2003***       7.05        0.00(d)(e)        (0.15)          (0.15)            --               --             --

  Class Y
 9/30/2004          6.92        0.03(d)            0.90            0.93          (0.03)              --          (0.03)
 9/30/2003          5.71        0.04(d)            1.20            1.24          (0.03)              --          (0.03)
 9/30/2002          6.85        0.03(d)           (1.16)          (1.13)         (0.01)              --          (0.01)
 9/30/2001         10.54        0.01(d)           (3.65)          (3.64)            --            (0.05)         (0.05)
 9/30/2000*        10.00        0.00(e)            0.54            0.54             --               --             --

* From commencement of Class operations on July 31, 2000 through September 30, 2000.
** From commencement of Class operations on November 30, 2001 through September 30, 2002.
*** From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Ratios to average net assets:
                                      ---------------------------------------
 Net asset              Net assets,
  value,      Total        end of         Net         Gross    Net investment   Portfolio
  end of      return     the period     expenses    expenses    income (loss)    turnover
the period   (%) (a)       (000)       (%) (b)(c)    (%) (c)       (%) (c)       rate (%)
----------   -------    -----------   -----------   --------   --------------   ---------
  $ 7.79      13.2(f)     $   106         1.21        39.85         0.07           151
    6.90      21.5(g)          41         1.10        28.75         0.35           138
    5.69     (25.2)            17         1.10       213.89         0.22           130

    7.73      12.3(f)          57         2.00        40.60        (0.71)          151
    6.90      (2.1)(g)          2         2.00       125.11        (0.72)          138

    7.73      12.0(f)           3         2.00        40.60        (0.59)          151
    6.90      (2.1)(g)          2         2.00       125.11        (0.72)          138

    7.82      13.5         21,721         0.85         1.50         0.44           151
    6.92      21.8         21,881         0.85         1.31         0.59           138
    5.71     (16.6)        15,889         0.89         1.46         0.36           130
    6.85     (34.7)         4,245         1.15         4.26         0.09           171
   10.54       5.4          3,510         1.15         8.02        (0.14)           20

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain equity funds of the Trust, the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Growth Fund (the "Growth Fund")
CDC IXIS International Equity Fund (the "International Equity Fund"), formerly Loomis Sayles International Equity Fund
Loomis Sayles Research Fund (the "Research Fund")

Each Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class) and votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value. As of September 30, 2004, approximately 78% of the market value of investments for the CDC IXIS International Equity Fund were fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions and gains realized from passive foreign investment companies. Temporary differences between book and tax distributable earnings are primarily due to deferred trustees' fees, wash sales and unrealized gains on passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments) were as follows:

Fund                          Purchases        Sales
----                        ------------   ------------
Growth Fund                 $119,755,494   $106,497,227
International Equity Fund    103,109,246    112,629,145
Research Fund                 34,005,916     36,775,975

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each of the Funds except the International Equity Fund. Effective August 26, 2004, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") serves as investment adviser to the International Equity Fund pursuant to an interim advisory agreement that expires as of the close of business on January 21, 2005 (or sooner, if shareholders approve a new advisory agreement for the Fund with CDC IXIS Advisers at a special shareholder meeting to be held on January 6, 2005). Prior to August 26, 2004, Loomis Sayles served as investment adviser to the International Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                            Percentage of Average
Fund                           Daily Net Assets
----                        ---------------------
Growth Fund                          0.50%
International Equity Fund            0.75
Research Fund                        0.50

For the year ended September 30, 2004, the management fees and waivers of management fees for each Fund were as follows:

                                                                   Percentage of Average
                               Gross      Waiver of       Net         Daily Net Assets
                            Management   Management   Management   ---------------------
Fund                            Fee          Fee          Fee         Gross      Net
----                        ----------   ----------   ----------      -----     ----
Growth Fund                  $319,228     $ 30,232     $288,996        0.50%    0.45%
International Equity Fund     535,777      189,582      346,195        0.75     0.48
Research Fund                 113,797       94,358       19,439        0.50     0.09

Effective August 26, 2004, CDC IXIS Advisers entered into a subadvisory agreement with Hansberger Global Investors, Inc. ("Hansberger") for the International Equity Fund pursuant to an interim subadvisory agreement that expires as of the close of business on January 21, 2005 (or sooner, if shareholders approve a new subadvisory agreement at a special shareholder meeting to be held on January 6, 2005). Payments to CDC IXIS Advisers are reduced by payments to the subadviser.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS Advisers is a wholly owned subsidiary of CDC IXIS North America. CDC IXIS North America is ultimately owned by three large affiliated French financial services firms:
Caisse des Depots et Consignations; Caisse Nationale des Caisses d'Epargne; and CNP Assurances, a leading French life insurance company.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

          (1)  Percentage of Average Daily Net Assets
               --------------------------------------
                  First        Next          Over
               $5 billion   $5 billion   $10 billion
               ----------   ----------   -----------
                 0.0675%      0.0625%      0.0500%

          or

          (2) Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

Fund                        Accounting and Administrative
----                        -----------------------------
Growth Fund                            $41,894
International Equity Fund               46,875
Research Fund                           14,934

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

c. Transfer Agent Fees. CIS serves as transfer and shareholder servicing agent for the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

Classes A, B and C pay service fees monthly to CIS representing the higher amount based on the following calculations:

          (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Equity Funds. Load Equity Funds consist of Growth Fund, International Equity Fund, Research Fund and all equity funds in the CDC Nvest Funds Trusts.

                   First         Next           Over
               $5.7 billion   $5 billion   $10.7 billion
               ------------   ----------   -------------
                  0.184%         0.180%        0.175%

               Each Class of shares is subject to a monthly Class minimum of $1,500, allocated based on the combined net assets of Class A, Class B, and Class C.

          or

          (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $8,406,916. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $2,439,168.

               Class Y pays service fees monthly to CIS representing the higher amount based on the following calculations:

          (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load
               Funds -- Class Y**.

               Class Y shares are subject to a monthly class minimum of $1,250.

          or

          (2) An allocated portion, based on eligible assets of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547

          * No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

          ** Load Funds - Class Y consist of all Funds with Class Y shares offered within Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

In addition, pursuant to other servicing agreements, each Class pays service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses.

For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

Fund                        Transfer Agent Fee
----                        ------------------
Growth Fund                      $131,875
International Equity Fund          71,301
Research Fund                      69,000

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

d. Service and Distribution Fees. The Trust entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Loomis Sayles Investment Grade Bond Fund, Class J.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2004, the Funds paid the following service and distribution fees:

                                    Service Fee            Distribution Fee
                            ---------------------------   -----------------
Fund                        Class A   Class B   Class C   Class B   Class C
----                        -------   -------   -------   -------   -------
Growth Fund                 $29,677   $28,392    $7,761   $85,175   $23,282
International Equity Fund    12,313     1,961       110     5,882       330
Research Fund                   234        96        23       288        70

Commissions (including CDSCs) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds for the year ended September 30, 2004, were as follows:

Fund                        Commissions
----                        -----------
Growth Fund                   $80,193
International Equity Fund      22,831
Research Fund                   2,130

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to July 1, 2004, the Trusts paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

Fund                        Publishing Services Fees
----                        ------------------------
Growth Fund                          $3,333
International Equity Fund             1,516
Research Fund                         1,042

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

g. Redemption Fees. Shareholders of the Class A shares and Class Y shares of the International Equity Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A or Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

5. Line of Credit. Each Fund, together with certain other Funds of the Loomis Sayles Funds Trusts, participate in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2004, the Funds had no borrowings under the agreement.

6. Shareholders. At September 30, 2004, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                            Profit Sharing
Fund                        Pension Plan   Retirement Plan
----                        ------------   ---------------
Growth Fund                   1,303,117       2,243,079
International Equity Fund       764,401         516,092
Research Fund                 1,594,162         564,781

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles and CDC IXIS Advisers (for International Equity Fund) have given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. For the year ended September 30, 2004, in addition to any waiver of management fees as discussed in Note 4, certain class level expenses have been reimbursed as follows: Growth Fund $196,221; International Equity Fund $91,436; Research Fund $107,125.

If in the following fiscal year the actual operating expenses of a Fund are less than the expense limit for that Fund and that Fund had previously received a deferral or reimbursement, the Fund is required to pay an amount of additional expense that is the lower of the difference between the actual operating expenses and the expense limit or the actual amount of fees previously waived or expenses reimbursed.

At September 30, 2004, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                                                                         Expenses Subject
                                                                                                to
                                                                                             Possible
                                                                                           Reimbursement
                                                                         Expiration            Until
                            Expense Limit as a Percentage                    of            September 30,
                             of Average Daily Net Assets                   Waiver              2005
                            -----------------------------------------------------------------------------
Fund                         Class A   Class B   Class C    Class Y
----                         -------   -------   -------    -------
Growth Fund                   1.10%     1.85%     1.85%      0.85%    January 31, 2005       $226,453
International Equity Fund     1.40%     2.15%     2.15%      1.00%    January 31, 2005        281,018
Research Fund                 1.25%     2.00%     2.00%      0.85%    January 31, 2005        201,483

For the period February 1, 2004 to June 30, 2004, the expense limit as a percentage of average daily net assets for International Equity Fund Class A was 1.60%. Prior to June 30, 2004, the expense limit as a percentage of average daily net assets for International Equity Fund Class B and Class C were 2.35% and 2.35%, respectively.

Prior to January 31, 2004, the expense limit as a percentage of average daily net assets for International Equity Fund Class A and Research Fund Class A were 1.25% and 1.10%, respectively.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                       Year Ended                  Year Ended
                                                   September 30, 2004          September 30, 2003
                                                -----------------------   ---------------------------
Growth Fund                                       Shares       Amount     Shares(a)(b)   Amount(a)(b)
---------------------------------------------   ---------   -----------   ------------   ------------
Class A
-------
   Issued from the sale of shares                 871,187   $ 4,321,851       128,533     $   551,553
   Issued in connection with the reinvestment
      of distributions                                 --            --            --              --
   Issued in connection with merger (Note 9)    2,397,395    11,512,024            --              --
   Issued in Admin Class conversion                    --            --            17              68
   Redeemed                                      (658,386)   (3,266,161)      (39,038)       (165,982)
                                                ---------   -----------    ----------     -----------
   Net change                                   2,610,196   $12,567,714        89,512     $   385,639
                                                =========   ===========    ==========     ===========

Class B                                           Shares       Amount       Shares(c)      Amount(c)
-------                                         ---------   -----------   ------------   ------------
   Issued from the sale of shares                 374,023   $ 1,830,522           551     $     2,500
   Issued in connection with the reinvestment
      of distributions                                 --            --            --              --
   Issued in connection with merger (Note 9)    2,628,461    12,600,689            --              --
   Redeemed                                      (466,924)   (2,312,177)           --              --
                                                ---------   -----------    ----------     -----------
   Net change                                   2,535,560   $12,119,034           551     $     2,500
                                                =========   ===========    ==========     ===========

Class C                                           Shares       Amount       Shares(c)      Amount(c)
-------                                         ---------   -----------   ------------   ------------
   Issued from the sale of shares               1,224,578    $6,071,312           551     $     2,500
   Issued in connection with the reinvestment
      of distributions                                 --            --            --              --
   Issued in connection with merger (Note 9)      216,384     1,037,340            --              --
   Redeemed                                       (60,301)     (294,093)           --              --
                                                ---------   -----------    ----------     -----------
   Net change                                   1,380,661   $ 6,814,559           551     $     2,500
                                                =========   ===========    ==========     ===========

Class Y                                           Shares       Amount       Shares(b)      Amount(b)
-------                                         ---------   -----------   ------------   ------------
   Issued from the sale of shares               2,199,824   $11,053,935     2,404,099     $ 9,912,442
   Issued in connection with the reinvestment
      of distributions                                 --            --            --              --
   Issued in connection with merger (Note 9)      101,251       501,688            --              --
   Redeemed                                      (851,367)   (4,260,774)   (1,289,295)     (5,222,320)
                                                ---------   -----------    ----------     -----------
   Net change                                   1,449,708   $ 7,294,849     1,114,804     $ 4,690,122
                                                =========   ===========    ==========     ===========

Admin Class                                                                 Shares(a)      Amount(a)
-----------                                                               ------------   ------------
   Issued from the sale of shares                                               1,236     $     4,691
   Issued in connection with the reinvestment
      of distributions                                                             --              --
   Redeemed in Admin Class conversion                                             (17)            (68)
   Redeemed                                                                    (6,274)        (24,713)
                                                                           ----------     -----------
   Net change                                                                  (5,055)    $   (20,090)
                                                                           ==========     ===========

(a) On May 21, 2003, the outstanding Admin Class Shares were automatically converted into Retail Class Shares.
(b) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.
(c)  From September 12, 2003, commencement of Class operations.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

8. Capital Shares. (continued)

                                                        Year Ended                   Year Ended
                                                    September 30, 2004           September 30, 2003
                                                -------------------------   ---------------------------
International Equity Fund                         Shares        Amount      Shares(a)(b)   Amount(a)(b)
---------------------------------------------   ----------   ------------   ------------   ------------
Class A
-------
   Issued from the sale of shares                  325,170   $  3,471,606        985,553   $  8,015,317
   Issued in connection with the reinvestment
      of distributions                               5,002         52,625             --             --
   Issued in Admin Class conversion                     --             --            592          4,982
   Redeemed                                       (257,556)    (2,777,940)      (816,354)    (6,762,492)
                                                ----------   ------------     ----------   ------------
   Net change                                       72,616   $    746,291        169,791   $  1,257,807
                                                ==========   ============     ==========   ============

Class B                                           Shares        Amount        Shares(c)      Amount(c)
-------                                         ----------   ------------   ------------   ------------
   Issued from the sale of shares                   91,266   $    957,344         15,469   $    147,461
   Issued in connection with the reinvestment
      of distributions                                 720          7,567             --             --
   Redeemed                                        (25,720)      (277,547)            --             --
                                                ----------   ------------     ----------   ------------
   Net change                                       66,266   $    687,364         15,469   $    147,461
                                                ==========   ============     ==========   ============

Class C                                           Shares        Amount        Shares(c)      Amount(c)
-------                                         ----------   ------------   ------------   ------------
   Issued from the sale of shares                    5,134   $     53,604          1,228   $     11,697
   Issued in connection with the reinvestment
      of distributions                                  38            397             --             --
   Redeemed                                         (1,767)       (18,806)            --             --
                                                ----------   ------------     ----------   ------------
   Net change                                        3,405   $     35,195          1,228   $     11,697
                                                ==========   ============     ==========   ============

Class Y                                           Shares        Amount        Shares(b)      Amount(b)
-------                                         ----------   ------------   ------------   ------------
   Issued from the sale of shares                1,363,123   $ 14,929,741      4,033,142   $ 34,400,871
   Issued in connection with the reinvestment
      of distributions                              39,791        422,582          8,422         68,472
   Redeemed                                     (2,514,497)   (26,562,291)    (4,126,813)   (34,937,516)
                                                ----------   ------------     ----------   ------------
   Net change                                   (1,111,583)  $(11,209,968)       (85,249)  $   (468,173)
                                                ==========   ============     ==========   ============

Admin Class                                                                   Shares(a)      Amount(a)
-----------                                                                 ------------   ------------
   Issued from the sale of shares                                                 66,246   $    490,612
   Issued in connection with the reinvestment
      of distributions                                                                --             --
   Redeemed in Admin Class conversion                                               (592)        (4,982)
   Redeemed                                                                     (192,744)    (1,480,718)
                                                                              ----------   ------------
   Net change                                                                   (127,090)  $   (995,088)
                                                                              ==========   ============

(a) On May 21, 2003, the outstanding Admin Class Shares were automatically converted into Retail Class Shares.
(b) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.
(c)  From September 12, 2003, commencement of Class operations.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

8. Capital Shares. (continued)

                                                      Year Ended                Year Ended
                                                  September 30, 2004        September 30, 2003
                                                ----------------------   -----------------------
Research Fund                                    Shares       Amount     Shares(a)    Amount(a)
---------------------------------------------   --------   -----------   ---------   -----------
Class A
-------
   Issued from the sale of shares                  8,336   $    63,400       2,958   $    18,168
   Issued in connection with the reinvestment
      of distributions                                24           179          11            66
   Redeemed                                         (737)       (5,753)         --            --
                                                --------   -----------    --------   -----------
   Net change                                      7,623   $    57,826       2,969   $    18,234
                                                ========   ===========    ========   ===========

Class B                                          Shares       Amount     Shares(b)    Amount(b)
-------                                         --------   -----------   ---------   -----------
   Issued from the sale of shares                  9,492   $    73,333         355   $     2,500
   Issued in connection with the reinvestment
      of distributions                                 1             9          --            --
   Redeemed                                       (2,464)      (19,545)         --            --
                                                --------   -----------    --------   -----------
   Net change                                      7,029   $    53,797         355   $     2,500
                                                ========   ===========    ========   ===========

Class C                                          Shares       Amount     Shares(b)    Amount(b)
-------                                         --------   -----------   ---------   -----------
   Issued from the sale of shares                  7,226   $    56,910         355   $     2,500
   Issued in connection with the reinvestment
      of distributions                                --            --          --            --
   Redeemed                                       (7,226)      (54,626)         --            --
                                                --------   -----------    --------   -----------
   Net change                                         --   $     2,284         355   $     2,500
                                                ========   ===========    ========   ===========

Class Y                                          Shares       Amount     Shares(a)    Amount(a)
-------                                         --------   -----------   ---------   -----------
   Issued from the sale of shares                527,369   $ 3,948,133     627,487   $ 4,029,763
   Issued in connection with the reinvestment
      of distributions                            12,572        92,653      13,233        81,513
   Redeemed                                     (925,801)   (6,965,207)   (261,319)   (1,641,919)
                                                --------   -----------    --------   -----------
   Net change                                   (385,860)  $(2,924,421)    379,401   $ 2,469,357
                                                ========   ===========    ========   ===========

(a) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.
(b)  From September 12, 2003, commencement of Class operations.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Acquisition of Assets. After the close of business on November 14, 2003, Growth Fund acquired all assets and liabilities of CDC Nvest Large Cap Growth Fund ("Large Cap Growth Fund"), pursuant to a plan of reorganization approved by Large Cap Growth Fund shareholders on November 11, 2003. The acquisition was accomplished by a tax-free exchange of 2,397,395 Class A shares of the Growth Fund for 1,072,307 shares of the Large Cap Growth Fund Class A, 2,628,461 Class B shares of the Growth Fund for 1,206,169 shares of the Large Cap Growth Fund Class B, 216,384 Class C shares of the Growth Fund for 99,268 shares of the Large Cap Growth Fund Class C; and 101,251 Class Y shares of the Growth Fund for 46,248 shares of the Large Cap Growth Fund Class Y. Large Cap Growth Fund net assets at that date of $25,651,741, including $1,082,424 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $32,638,783. The combined net assets of the Growth Fund immediately following the acquisition were $58,290,524. The Growth Fund acquired capital loss carryovers, subject to limitations, of $44,043,168 from the Large Cap Growth Fund.

10. Additional Tax Information. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                            2004 Distributions Paid From   2003 Distributions Paid From
                                   Ordinary Income                Ordinary Income
                            ----------------------------   ----------------------------
Growth Fund                           $     --                       $     --
International Equity Fund              848,454                        105,408
Research Fund                           92,853                         81,579

11. Subsequent Event. Effective November 1, 2004, the names of the Distributor, Adviser of CDC IXIS International Equity Fund and the Administrator and Transfer Agent will change as follows:

Old Name                                       New Name
--------                                       --------
CDC IXIS Asset Management Distributors, L.P.   IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Advisers, L.P.       IXIS Asset Management Advisors, L.P.
CDC IXIS Asset Management Services, Inc.       IXIS Asset Management Services Company

--------------------------------------------------------------------------------
             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Loomis Sayles Funds II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Fund, CDC IXIS International Equity Fund (formerly Loomis Sayles International Equity
Fund), and Loomis Sayles Research Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2004, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund                        Qualifying Percentage
----                        ---------------------
International Equity Fund            1.08%
Research Fund                      100.00%

Foreign Tax Credits. The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2004, the total amount of foreign taxes that will be passed through to shareholders and the foreign source income for information reporting purposes will be $174,022 and $1,273,647, respectively.

Qualified Dividend Income. For the fiscal year ended September 30, 2004, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

The table below provides certain information regarding the Trustees and Officers of Loomis Sayles Funds II. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**           Other Directorships held
---------------------------   --------------------------   ---------------------------------   ----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (64)             Trustee,           Douglas Dillon Professor and        41;
                                  Contract Review and      Director for the Belfer Center      Director, Taubman Centers,
                                  Governance Committee     of Science and International        Inc.; Advisory Board Member,
                                        Member,            Affairs, John F. Kennedy            USEC Inc.
                                       Since 2003          School of Government,
                                                           Harvard University

Edward A. Benjamin (66)                 Trustee,           Retired                             41;
                                Audit Committee Member,                                        Director, Coal, Energy
                                       Since 2002                                              Investments & Management,
                                                                                               LLC; Director, Precision
                                                                                               Optics Corporation

Daniel M. Cain (59)                     Trustee,           President and CEO, Cain             41;
                                 Chairman of the Audit     Brothers & Company,                 Trustee, Universal Health
                                       Committee,          Incorporated                        Realty Income Trust;
                                       Since 2003                                              Director, Sheridan
                               Co-Chairman of the Board,                                       Healthcorp
                                       Since 2004

Paul G. Chenault (70)                   Trustee,           Retired; Trustee, First             41;
                                  Contract Review and      Variable Life                       Director, Mailco Office
                                  Governance Committee                                         Products, Inc.
                                        Member,
                                       Since 2000

Kenneth J. Cowan (72)                   Trustee,           Retired                             41;
                                Chairman of the Contract                                       None
                                 Review and Governance
                                       Committee,
                                       Since 2003
                               Co-Chairman of the Board,
                                       Since 2004

Richard Darman (61)                     Trustee,           Partner, The Carlyle Group;         41;
                                  Contract Review and      Chairman of the Board of            Director and Chairman, AES
                                  Governance Committee     Directors of AES                    Corporation
                                        Member,            Corporation; formerly,
                                       Since 2003          Professor, John F. Kennedy
                                                           School of Government,
                                                           Harvard University

Sandra O. Moose (62)                    Trustee,           President, Strategic Advisory       41;
                                Audit Committee Member,    Services; formerly, Senior Vice     Director, Verizon
                                       Since 2003          President and Director, The         Communications; Director,
                                                           Boston Consulting Group, Inc.       Rohm and Haas Company;
                                                                                               Director, AES Corporation

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**            Other Directorships held
---------------------------   --------------------------   ---------------------------------   -----------------------------
INDEPENDENT TRUSTEES
continued

John A. Shane (71)                     Trustee,            President, Palmer Service           41;
                                  Contract Review and      Corporation                         Director, Gensym
                                 Governance Committee                                          Corporation; Director,
                                        Member,                                                Overland Storage, Inc.;
                                      Since 2003                                               Director, Abt Associates Inc.

INTERESTED TRUSTEES

Robert J. Blanding/1/ (57)             Trustee,            President, Chairman, Director       41;
555 California Street               Chief Executive        and Chief Executive Officer,        None
San Francisco, CA 94104                Officer,            Loomis Sayles; President and
                                      Since 2002           CEO - Loomis Sayles Funds I

John T. Hailer/2/ (43)                 Trustee,            President and Chief Executive       41;
                                      President,           Officer, CDC IXIS Asset             None
                                      Since 2003           Management Distributors, L.P.;
                                                           President and Chief Executive
                                                           Officer - CDC Nvest Funds;
                                                           Executive Vice President - Loomis
                                                           Sayles Funds I

OFFICERS

John E. Pelletier (40)          Chief Operating Officer    President, Director and Chief       Not Applicable
                                      Since 2004           Executive Officer, CDC IXIS
                                                           Asset Management Services,
                                                           Inc.; Executive Vice President,
                                                           CDC IXIS Distribution
                                                           Corporation; Executive Vice
                                                           President and Chief Operating
                                                           Officer, CDC IXIS Asset
                                                           Management Distributors, L.P.
                                                           and CDC IXIS Asset
                                                           Management Advisers, L.P.; for-
                                                           merly, Senior Vice President,
                                                           General Counsel, Secretary and
                                                           Clerk, CDC IXIS Distribution
                                                           Corporation; Executive Vice
                                                           President, General Counsel,
                                                           Secretary and Clerk, CDC IXIS
                                                           Asset Management
                                                           Distributors, L.P., CDC IXIS
                                                           Asset Management Advisers,
                                                           L.P.; Executive Vice President,
                                                           General Counsel, Secretary and
                                                           Clerk, CDC IXIS Asset
                                                           Management Services, Inc.

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**            Other Directorships held
---------------------------   --------------------------   ---------------------------------   -----------------------------
OFFICERS
(continued)

Coleen Downs Dinneen (43)     Secretary, Clerk and Chief   Senior Vice President, General      Not Applicable
                                    Legal Officer,         Counsel, Secretary and Clerk,
                                      Since 2004           CDC IXIS Distribution
                                                           Corporation, CDC IXIS Asset
                                                           Management Distributors, L.P.,
                                                           CDC IXIS Asset Management
                                                           Advisers, L.P. and CDC IXIS
                                                           Asset Management Services,
                                                           Inc.; formerly, Senior Vice
                                                           President, Deputy General
                                                           Counsel, Assistant Secretary
                                                           and Assistant Clerk, CDC IXIS
                                                           Asset Management Advisers,
                                                           L.P., CDC IXIS Asset
                                                           Management Services, Inc. and
                                                           Vice President, Deputy General
                                                           Counsel, Assistant Secretary
                                                           and Assistant Clerk, CDC IXIS
                                                           Distribution Corporation

Michael Kardok (45)              Treasurer, Principal      Senior Vice President, CDC          Not Applicable
                                  Financial Officer,       IXIS Asset Management
                                      Since 2004           Services, Inc.; Senior Vice
                                                           President, CDC IXIS Asset
                                                           Management Advisers, L.P.; for-
                                                           merly, Senior Director, PFPC
                                                           Inc., Vice President-Division
                                                           Manager, First Data Investor
                                                           Services Group, Inc.

Kristin Vigneaux (35)          Chief Compliance Officer,   Chief Compliance Officer            Not Applicable
                                      Since 2004           for Mutual Funds, CDC
                                                           IXIS Asset Management
                                                           Distributors, L.P., CDC
                                                           IXIS Asset Management
                                                           Advisers, L.P. and CDC
                                                           IXIS Asset Management
                                                           Services, Inc.; formerly, Vice
                                                           President CDC IXIS Asset
                                                           Management Services, Inc.

Daniel J. Fuss (70)            Executive Vice President,   Vice Chairman and                   Not Applicable
One Financial Center                  Since 2003           Director, Loomis Sayles &
Boston, MA 02111                                           Company, L.P.; Executive
                                                           Vice President - Loomis Sayles
                                                           Funds I; Prior to 2002,
                                                           President and Trustee of
                                                           Loomis Sayles Funds II

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**            Other Directorships held
---------------------------   --------------------------   ---------------------------------   -----------------------------
OFFICERS
(continued)

Frank LoPiccolo (50)             Anti-Money Laundering     President and CEO, CDC              Not Applicable
                                       Officer,            IXIS Asset Management
                                      Since 2003           Services, Inc.

* All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and Loomis Sayles Funds I. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
/2/ Mr. Hailer is an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

     The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling CDC Nvest Funds at 800-225-5478.

             [LOGO] | CDC Nvest Funds(SM)

--------------------------------------------------------------------------------

                      Annual Report
                      September 30, 2004
--------------------------------------------------------------------------------

                      Loomis Sayles Investment Grade Bond Fund

[LOGO] | LOOMIS.SAYLES & COMPANY, L.P.

                                                    TABLE OF CONTENTS

                                         Management Discussion
                                            and Performance...............Page 1

                                         Schedule of Investments..........Page 5

                                         Financial Statements............Page 10

--------------------------------------------------------------------------------
                    Loomis Sayles Investment Grade Bond Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

High total investment return through a combination of current income and capital appreciation
--------------------------------------------------------------------------------

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of assets in lower-rated, fixed-income securities
--------------------------------------------------------------------------------

Fund Inception:

December 31, 1996
--------------------------------------------------------------------------------

Managers:

Daniel Fuss
Steven Kaseta
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbol:

Class A   LIGRX
Class B   LGBBX
Class C   LGBCX
Class Y   LSIIX
Class J   LIGJX
--------------------------------------------------------------------------------

What You Should Know:

This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

                                                           Management Discussion
--------------------------------------------------------------------------------

As the U.S. economy expanded and corporate earnings increased, the credit quality of both investment grade and high-yield bonds improved, helping lift the performance of corporate bonds during the 12 months ended September 30, 2004.
At the same time, the currencies of foreign, industrialized nations tended to appreciate in value relative to the U.S. dollar, adding to returns from non-U.S. fixed-income securities.

For the fiscal year ended September 30, 2004, Loomis Sayles Investment Grade Bond Fund had a total return of 8.75%, based on the net asset value of Class A shares and reinvested distributions of $0.60 in dividends and $0.07 in capital gains. The fund's benchmark, the Lehman Government/Credit Index, returned 3.33% for the period, while the funds in Morningstar's Long Term Bond category had an average return of 4.92%. The fund's 30-day SEC yield was 4.05% at September 30, 2004.

Foreign bonds propelled performance

Investments in foreign securities and in lower-rated, high yielding domestic corporate bonds drove the fund's performance. We expected the U.S. dollar to weaken against foreign currencies, so we increased the fund's allocation to foreign securities during the year. By the end of September, we had invested just under 20% of assets in bonds issued outside North America, plus about 3% in supranational bonds issued by international banks, all denominated in foreign currencies. Bonds denominated in Canadian dollars accounted for another 20% of the portfolio. This strategy was responsible for most of the fund's outperformance, as the Canadian dollar and several other foreign currencies gained in value versus the U.S. dollar during the period. The benchmark contains no foreign-denominated bonds.

Non-U.S. investments making the greatest contributions included Canadian and Norwegian government securities, as well as bonds issued by Empresa Nacional de Electricidad, a Chilean electric utility.

Some high-yield U.S. bonds contributed, poor performers were sold

Further adding to performance was our decision to invest a portion of the fund's assets in the domestic, high-yield market. As corporate earnings rose, credit quality improved and high-yield bonds substantially outperformed high-grade bonds, which were more sensitive to volatile bond prices during the period.

Detracting from performance were corporate bonds issued by Delta Air Lines, which fell in value on increased risk of bankruptcy. The fund's position in U.S. Treasury bonds maturing in 2028 also lost value amid fears of rising interest rates. We eliminated both positions.

During the past 12 months, we also reduced the fund's duration - its sensitivity to interest-rate changes - as the risk of rising interest rates increased. Duration at the end of the fiscal year was 5.50 years, compared to 6.54 years at the start of the period.

Continued focus on high yield

We believe the economy will continue to strengthen, helping improve corporate credit quality. We believe the Federal Reserve Board will raise short-term interest rates gradually, but the difference between the yields of short- and long-term securities will remain steep, by historical standards. In this environment, we intend to look for opportunities to diversify among securities of different maturities, favoring those in the two-year and four to five-year maturity range.

While we continue to prefer corporate bonds to Treasuries, we intend to watch default trends carefully in the coming months and we are prepared to reduce our emphasis on high-yield bonds if we see any deterioration in credit trends. Outside the United States, we believe the best opportunities are in securities denominated in the euro, and in Canadian, Swedish, New Zealand and Singapore currencies.

--------------------------------------------------------------------------------
                    Loomis Sayles Investment Grade Bond Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                             Growth of a $10,000 Investment in Class A Shares/1/
--------------------------------------------------------------------------------

                    Loomis Sayles Investment Grade Bond Fund
                 Growth of $10,000 Investment in Class A Shares
            December 31, 1996 (inception) through September 30, 2004

                                    [CHART]

                                   Line chart

                           Class A      Lipper      Lehman
                          @ Maximum   BBB Rated   Government
   Month     Net Asset      Sales       Funds       Credit
    End      Value (1)   Charge (2)     Index        Index
----------   ---------   ----------   ---------   ----------
12/31/1996     10,000       9,550       10,000      10,000
 1/31/1997      9,950       9,502       10,032      10,012
 2/28/1997     10,150       9,693       10,089      10,033
 3/31/1997      9,930       9,483        9,933       9,914
 4/30/1997     10,130       9,674       10,080      10,059
 5/31/1997     10,323       9,858       10,195      10,153
 6/30/1997     10,586      10,110       10,347      10,274
 7/31/1997     11,272      10,765       10,705      10,589
 8/31/1997     10,953      10,460       10,563      10,470
 9/30/1997     11,262      10,755       10,749      10,635
10/31/1997     11,427      10,913       10,858      10,805
11/30/1997     11,407      10,894       10,911      10,862
12/31/1997     11,429      10,914       11,029      10,976
 1/31/1998     11,536      11,017       11,169      11,131
 2/28/1998     11,568      11,048       11,165      11,108
 3/31/1998     11,708      11,181       11,222      11,142
 4/30/1998     11,754      11,225       11,270      11,198
 5/31/1998     11,820      11,288       11,366      11,318
 6/30/1998     11,797      11,266       11,450      11,434
 7/31/1998     11,650      11,126       11,441      11,443
 8/31/1998     11,150      10,648       11,358      11,666
 9/30/1998     11,405      10,892       11,592      12,000
10/31/1998     11,291      10,783       11,449      11,915
11/30/1998     11,665      11,140       11,660      11,986
12/31/1998     11,764      11,235       11,689      12,016
 1/31/1999     11,952      11,415       11,791      12,101
 2/28/1999     11,799      11,268       11,536      11,813
 3/31/1999     12,070      11,527       11,665      11,872
 4/30/1999     12,354      11,799       11,748      11,901
 5/31/1999     12,247      11,696       11,590      11,779
 6/30/1999     12,211      11,662       11,529      11,742
 7/31/1999     11,994      11,454       11,471      11,709
 8/31/1999     11,951      11,413       11,428      11,700
 9/30/1999     12,115      11,570       11,526      11,805
10/31/1999     12,112      11,567       11,549      11,836
11/30/1999     12,145      11,598       11,577      11,829
12/31/1999     12,194      11,645       11,558      11,757
 1/31/2000     12,194      11,645       11,524      11,754
 2/29/2000     12,580      12,014       11,666      11,902
 3/31/2000     12,754      12,180       11,774      12,074
 4/30/2000     12,423      11,864       11,631      12,015
 5/31/2000     12,305      11,752       11,542      12,004
 6/30/2000     12,663      12,094       11,834      12,249
 7/31/2000     12,814      12,237       11,885      12,379
 8/31/2000     13,056      12,469       12,102      12,553
 9/30/2000     12,949      12,367       12,136      12,601
10/31/2000     12,844      12,266       12,097      12,680
11/30/2000     13,090      12,501       12,209      12,896
12/31/2000     13,529      12,921       12,465      13,151
 1/31/2001     13,755      13,136       12,767      13,372
 2/28/2001     13,861      13,238       12,893      13,509
 3/31/2001     13,683      13,067       12,885      13,571
 4/30/2001     13,473      12,867       12,814      13,470
 5/31/2001     13,594      12,983       12,930      13,547
 6/30/2001     13,662      13,048       12,945      13,612
 7/31/2001     14,009      13,379       13,238      13,951
 8/31/2001     14,327      13,683       13,397      14,131
 9/30/2001     14,035      13,404       13,283      14,261
10/31/2001     14,647      13,988       13,564      14,622
11/30/2001     14,441      13,791       13,476      14,382
12/31/2001     14,295      13,651       13,394      14,269
 1/31/2002     14,393      13,746       13,467      14,374
 2/28/2002     14,536      13,882       13,532      14,496
 3/31/2002     14,191      13,553       13,354      14,202
 4/30/2002     14,600      13,943       13,559      14,477
 5/31/2002     14,786      14,120       13,666      14,610
 6/30/2002     14,753      14,089       13,602      14,735
 7/31/2002     14,471      13,820       13,533      14,912
 8/31/2002     14,991      14,316       13,807      15,247
 9/30/2002     15,018      14,342       13,931      15,575
10/31/2002     14,928      14,256       13,832      15,426
11/30/2002     15,243      14,557       14,031      15,435
12/31/2002     15,810      15,098       14,358      15,844
 1/31/2003     16,078      15,355       14,453      15,843
 2/28/2003     16,427      15,688       14,696      16,125
 3/31/2003     16,508      15,765       14,721      16,104
 4/30/2003     17,072      16,304       15,019      16,277
 5/31/2003     17,921      17,114       15,412      16,739
 6/30/2003     18,007      17,197       15,432      16,672
 7/31/2003     17,148      16,376       14,906      15,973
 8/31/2003     17,230      16,455       15,024      16,079
 9/30/2003     18,116      17,307       15,486      16,588
10/31/2003     18,071      17,257       15,425      16,378
11/30/2003     18,408      17,580       15,531      16,421
12/31/2003     18,869      18,020       15,757      16,583
 1/31/2004     18,997      18,142       15,901      16,734
 2/29/2004     19,143      18,282       16,041      16,939
 3/31/2004     19,346      18,476       16,151      17,094
 4/30/2004     18,588      17,751       15,740      16,569
 5/31/2004     18,432      17,602       15,620      16,485
 6/30/2004     18,574      17,738       15,712      16,552
 7/31/2004     18,796      17,951       15,877      16,727
 8/31/2004     19,321      18,451       16,199      17,081
 9/30/2004     19,706      18,822       16,300      17,141

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                         Since Fund
                               1 Year/5/   5 Years/5/   Inception/5/
                               ---------   ----------   ------------
Class A/1/

Net Asset Value/2/               8.75%       10.21%         9.15%
With Maximum Sales Charge/3/     3.89         9.20          8.50

Class B/1/

Net Asset Value/2/               7.92         9.21          8.16
With CDSC/4/                     2.92         8.93          8.16

Class C/1/

Net Asset Value/2/               7.89         9.20          8.16
With CDSC/4/                     6.89         9.20          8.16

Class Y/1/

Net Asset Value/2/               9.16        10.49          9.42

Class J/1/

Net Asset Value/2/               8.29         9.67          8.61
With Sales Charge/4/             4.48         8.89          8.11

--------------------------------------------------------------------------------

                                                            Since Fund
Comparative Performance                 1 Year   5 Years   Inception/6/
-----------------------                 ------   -------   ------------
Lipper BBB Rated Funds Index             5.25%    7.18%        6.51%
Lipper BBB Rated Funds Avg.              4.76     7.16         6.41
Lehman Government/Credit Index           3.33     7.74         7.20
Morningstar Long Term Bond Funds Avg.    4.92     7.72         6.85

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com.

Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

                                 Credit Quality

                                    [CHART]

                                   Pie chart

Aaa                  41.9%
Aa                    8.5%
A                     4.8%
Baa                  23.6%
Ba                   10.7%
B                     1.8%
Caa                   1.7%
Not Rated*            4.7%
Short Term & Other    2.3%

Credit quality as determined by Moody's Investor Services.

* Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                               Effective Maturity

                                    [CHART]

                                   Pie chart

1 year or less    1.9%
1-5 years        39.0%
5-10 years       37.9%
10+ years        21.2%

                     Average Effective Maturity: 8.2 years

See page 3 for descriptions of the fund's indexes.

Notes to Charts

/1/ Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class J shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 4.50%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase. Performance for Class J shares assumes a 3.50% sales charge.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/ The since-inception performance comparisons shown are calculated from 12/31/96.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

A large portion of the fund is currently held by a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms could result in a substantial number of redemptions within a limited period of time. Such redemptions could necessitate the sale of securities that the fund's adviser would otherwise prefer to hold. This could result in costs to the fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the fund would likely cause its total expense ratio to increase.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

For more complete information on any CDC Nvest Fund, contact your financial professional or call CDC Nvest Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

Index/Average Descriptions:

Lehman Government/Credit Index is an unmanaged list of publicly traded bonds, including U.S. government bonds, Treasury securities and corporate bonds.

Lipper BBB Rated Funds Average is the average performance without sales charges of all mutual funds in a stated category, as calculated by Lipper, Inc.

Lipper BBB Rated Funds Index is an equally weighted index typically consisting of the 30 largest mutual funds within the category, as calculated by Lipper, Inc.

Morningstar Long Term Bond Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling CDC Nvest Funds at 800-225-5478; on the Fund's website at www.cdcnvestfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Fund's website and the SEC's website.

Quarterly Portfolio Schedules

Beginning next quarter, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (Certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $1,018.30             $4.79
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,020.25             $4.80
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $1,015.60             $8.57
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,016.50             $8.57
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $1,014.90             $8.56
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,016.50             $8.57
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $1,021.10             $2.78
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,022.25             $2.78
----------------------------------------------------------------------------------------------------
                 Class J
----------------------------------------------------------------------------------------------------
Actual                                         $1,000.00          $1,017.30             $6.56
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00          $1,018.50             $6.56
----------------------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio of 0.95%, 1.70%, 1.70%, 0.55% and 1.30% for Class A, B, C, Y and J, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

--------------------------------------------------------------------------------
     Loomis Sayles Investment Grade Bond Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 97.7% of Total Net Assets
              Non -- Convertible Bonds -- 96.1%
              Aerospace/Defense -- 1.6%
  5,500,000   Raytheon Co.,
              6.400%, 12/15/18                                       $ 5,989,445
    145,000   Raytheon Co.,
              7.375%, 7/15/2025                                          150,968
                                                                     -----------
                                                                       6,140,413
                                                                     -----------
              Airlines -- 2.1%
    540,840   American Airlines, Inc.,
              6.978%, 4/01/2011                                          534,340
  1,000,000   American Airlines, Inc., Class B,
              8.608%, 4/01/2011                                          847,890
  1,952,441   Continental Airlines, Inc.,
              6.703%, 12/15/2022                                       1,819,527
    803,530   Continental Airlines, Inc., Series 1998-1A,
              6.648%, 9/15/2017                                          752,135
  1,138,303   Continental Airlines, Inc., Series 1999-1A,
              6.545%, 2/02/2019                                        1,098,559
    379,029   Continental Airlines, Inc., Series 1999-2,
              7.256%, 3/15/2020                                          374,106
  1,866,419   Continental Airlines, Inc., Series 2000-2,
              7.707%, 10/02/2022                                       1,813,627
    645,906   US Airways,
              6.850%, 7/30/2019                                          590,202
                                                                     -----------
                                                                       7,830,386
                                                                     -----------
              Asset-Backed Securities -- 0.8%
  1,219,629   Community Program Loan Trust, Series 1987-A,
                 Class A4,
              4.500%, 10/01/2018                                       1,248,689
  1,700,000   Community Program Loan Trust, Series 1987-A,
                 Class A5,
              4.500%, 4/01/2029                                        1,601,462
                                                                     -----------
                                                                       2,850,151
                                                                     -----------
              Automotive -- 4.8%
    375,000   Cummins Engine Co., Inc.,
              7.125%, 3/01/2028                                          375,000
  3,150,000   Delphi Automotive Systems Corp.,
              7.125%, 5/01/2029                                        3,108,433
  2,500,000   Ford Motor Co.,
              6.375%, 2/01/2029                                        2,197,292
    600,000   Ford Motor Credit Co.,
              7.250%, 2/22/2005, (GBP)                                 1,093,463
    700,000   Ford Motor Credit Co.,
              7.375%, 10/28/2009                                         766,734
  1,500,000   General Motors Acceptance Corp.,
              6.875%, 9/15/2011                                        1,573,534
  3,000,000   General Motors Acceptance Corp.,
              7.000%, 12/07/2005, (GBP)                                5,536,341
  3,050,000   General Motors Acceptance Corp.,
              7.500%, 12/01/2006, (NZD)                                2,038,890
    700,000   General Motors Corp.,
              6.750%, 5/01/2028                                          656,938
    950,000   GMAC International Finance BV,
              8.000%, 3/14/2007, (NZD)                                   647,799
                                                                     -----------
                                                                      17,994,424
                                                                     -----------
              Banking -- 0.1%
    250,000   J.P. Morgan Chase & Co.,
              4.000%, 2/01/2008                                          253,794
    100,000   Key Bank NA,
              6.950%, 2/01/2028                                          113,284
                                                                     -----------
                                                                         367,078
                                                                     -----------
              Beverages -- 0.5%
  1,525,000   Cia Brasileira de Bebidas,
              8.750%, 9/15/2013                                      $ 1,723,250
                                                                     -----------
              Brokerage -- 0.3%
  1,000,000   Morgan Stanley,
              3.625%, 4/01/2008                                        1,002,106
                                                                     -----------
              Chemicals -- 0.1%
    480,000   IMC Global, Inc.,
              7.300%, 1/15/2028                                          484,800
                                                                     -----------
              Consumer Products -- 0.4%
  1,400,000   Bausch & Lomb, Inc.,
              7.125%, 8/01/2028                                        1,480,326
                                                                     -----------
              Electric -- 4.0%
  2,750,000   Constellation Energy Group, Inc.,
              4.550%, 6/15/2015                                        2,589,716
  5,500,000   Empresa Nacional de Electricidad SA (Endesa-Chile),
              7.875%, 2/01/2027                                        5,606,238
  1,000,000   Empresa Nacional de Electricidad SA (Endesa-Chile),
              8.350%, 8/01/2013                                        1,116,255
  4,000,000   Enersis SA,
              7.400%, 12/01/2016                                       4,189,432
  1,500,000   MidAmerican Energy Holdings Co.,
              5.875%, 10/01/2012                                       1,583,644
     46,125   Quezon Power Philippines Co.,
              8.860%, 6/15/2017                                           41,513
                                                                     -----------
                                                                      15,126,798
                                                                     -----------
              Electronics -- 1.8%
    500,000   Motorola, Inc.,
              5.800%, 10/15/2008                                         532,977
    625,000   Motorola, Inc.,
              7.625%, 11/15/2010                                         731,392
  1,625,000   Motorola, Inc.,
              8.000%, 11/01/2011                                       1,953,188
  3,115,000   Samsung Electronics Co. Ltd.,
              7.700%, 10/01/2027, 144A                                 3,493,114
                                                                     -----------
                                                                       6,710,671
                                                                     -----------
              Foreign Agencies -- 0.0%
    220,000   Alberta Municipal Funding Corp.,
              5.700%, 9/01/2011, (CAD)                                   185,429
                                                                     -----------
              Foreign Local Governments -- 9.7%
 19,100,000   Kommunekredit,
              5.000%, 6/07/2006, (NOK)                                 2,956,087
     37,042   Province of Alberta,
              5.930%, 9/16/2016, (CAD)                                    31,361
  4,525,000   Province of British Columbia,
              5.250%, 12/01/2006, (CAD)                                3,729,281
  5,175,000   Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                 4,404,404
  3,275,000   Province of British Columbia,
              6.250%, 12/01/2009, (CAD)                                2,835,900
  6,510,000   Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                 5,495,228
  5,000,000   Province of Manitoba (Certificate of Deposit),
              Zero Coupon Bond, 7/22/2013, (CAD)                       2,549,986
    500,000   Province of Nova Scotia,
              6.600%, 6/01/2027, (CAD)                                   447,793
    700,000   Province of Ontario,
              3.500%, 9/08/2006, (CAD)                                   557,502
  4,490,000   Province of Ontario,
              5.900%, 3/08/2006, (CAD)                                 3,697,835

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 Loomis Sayles Investment Grade Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
              Foreign Local Governments -- continued
  6,600,000   Province of Saskatchewan,
              Zero Coupon Bond, 4/10/2014, (CAD)                     $ 3,224,282
  7,500,000   Province of Saskatchewan,
              4.750%, 12/01/2006, (CAD)                                6,119,741
    550,000   Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                                   460,559
                                                                     -----------
                                                                      36,509,959
                                                                     -----------
              Government Agencies -- 17.1%
  1,250,000   Federal Home Loan Mortgage Corp.,
              3.220%, 6/20/2007, (SGD)                                   765,143
  5,800,000   Federal Home Loan Mortgage Corp.,
              4.625%, 2/15/2007, (EUR)                                 7,499,285
  9,250,000   Federal Home Loan Mortgage Corp.,
              5.500%, 9/15/2011                                        9,962,046
  7,500,000   Federal Home Loan Mortgage Corp.,
              5.750%, 1/15/2012                                        8,183,828
    700,000   Federal National Mortgage Association,
              Zero Coupon Bond, 10/29/2007, (NZD)                        387,747
 16,000,000   Federal National Mortgage Association,
              2.290%, 2/19/2009, (SGD)                                 9,383,562
  2,150,000   Federal National Mortgage Association,
              2.375%, 2/15/2007                                        2,121,811
  1,000,000   Federal National Mortgage Association,
              4.250%, 7/15/2007                                        1,029,363
  3,950,000   Federal National Mortgage Association,
              5.250%, 1/15/2009                                        4,207,003
  1,850,000   Federal National Mortgage Association,
              5.375%, 11/15/2011                                       1,974,477
 17,450,000   Federal National Mortgage Association,
              5.500%, 3/15/2011                                       18,786,967
                                                                     -----------
                                                                      64,301,232
                                                                     -----------
              Healthcare -- 4.2%
  2,625,000   Columbia/HCA Healthcare Corp.,
              7.050%, 12/01/2027                                       2,551,833
    250,000   Columbia/HCA Healthcare Corp.,
              7.500%, 12/15/2023                                         256,384
    620,000   Columbia/HCA Healthcare Corp.,
              7.580%, 9/15/2025                                          646,617
  1,000,000   Columbia/HCA Healthcare Corp.,
              7.750%, 7/15/2036                                        1,044,951
  2,000,000   HCA, Inc.,
              5.250%, 11/06/2008                                       2,047,842
  5,000,000   HCA, Inc.,
              5.750%, 3/15/2014                                        4,956,765
    800,000   HCA, Inc.,
              6.250%, 2/15/2013                                          824,583
  3,250,000   HCA, Inc.,
              6.300%, 10/01/2012                                       3,369,499
                                                                     -----------
                                                                      15,698,474
                                                                     -----------
              Home Construction -- 0.1%
    250,000   Pulte Homes, Inc.,
              5.250%, 1/15/2014                                          248,922
     25,000   Pulte Homes, Inc.,
              6.375%, 5/15/2033                                           24,578
                                                                     -----------
                                                                         273,500
                                                                     -----------
              Independent/Energy -- 0.5%
    500,000   Devon Financing Corp. LLC,
              7.875%, 9/30/2031                                          613,653
  1,040,000   Pioneer Natural Resources Co.,
              7.200%, 1/15/2028                                      $ 1,171,279
                                                                     -----------
                                                                       1,784,932
                                                                     -----------
              Information/Data Technology -- 0.7%
  2,500,000   Arrow Electronics, Inc.,
              6.875%, 7/01/2013                                        2,705,058
                                                                     -----------
              Integrated/Energy -- 0.1%
    150,000   Cerro Negro Finance Ltd.,
              7.900%, 12/01/2020, 144A                                   146,250
    200,000   Petrozuata Finance, Inc.,
              8.220%, 4/01/2017, 144A                                    197,000
                                                                     -----------
                                                                         343,250
                                                                     -----------
              Life Insurance -- 1.8%
 11,700,000   ASIF Global Financing XXVII,
              2.380%, 2/26/2009, (SGD), 144A                           6,882,801
                                                                     -----------
              Media Cable -- 1.2%
  3,750,000   Cox Communications, Inc.,
              6.750%, 3/15/2011, Class A                               4,013,565
    350,000   NTL Cable Plc,
              9.750%, 4/15/2014, (GBP), 144A                             630,941
                                                                     -----------
                                                                       4,644,506
                                                                     -----------
              Media Non-Cable -- 0.9%
  2,500,000   Clear Channel Communications, Inc.,
              4.250%, 5/15/2009                                        2,477,208
  1,000,000   Clear Channel Communications, Inc.,
              5.750%, 1/15/2013                                        1,027,118
                                                                     -----------
                                                                       3,504,326
                                                                     -----------
              Metals & Mining -- 0.4%
  1,500,000   Teck Cominco Ltd.,
              7.000%, 9/15/2012                                        1,651,388
                                                                     -----------
              Mortgage Related -- 1.0%
  3,000,000   Bank of America Commercial Mortgage, Inc.,
              5.460%, 4/11/2037                                        3,192,932
    296,972   Federal Home Loan Mortgage Corp.,
              5.000%, 12/01/2031                                         295,268
     82,645   Federal National Mortgage Association,
              6.000%, 7/01/2029                                           85,774
                                                                     -----------
                                                                       3,573,974
                                                                     -----------
              Non-Captive Consumer -- 0.3%
  1,000,000   Capital One Bank,
              6.700%, 5/15/2008                                        1,096,049
                                                                     -----------
              Non-Captive Diversified -- 0.1%
    500,000   General Electric Capital Corp., Series EMTN,
              1.725%, 6/27/2008, (SGD)                                   288,846
                                                                     -----------
              Oil Field Services -- 0.4%
    250,000   Ensco International, Inc.,
              6.750%, 11/15/2007                                         271,443
    665,000   Pecom Energia SA,
              8.125%, 7/15/2010, 144A                                    663,337
    600,000   Transocean Sedco Forex, Inc.,
              7.375%, 4/15/2018                                          711,326
                                                                     -----------
                                                                       1,646,106
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 Loomis Sayles Investment Grade Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
              Paper -- 2.4%
    500,000   Boise Cascade Corp.,
              7.350%, 2/01/2016                                      $   588,297
  1,000,000   Boise Cascade Corp., Series A,
              7.450%, 8/10/2011                                        1,149,549
  2,225,000   Georgia-Pacific Group,
              7.375%, 12/01/2025                                       2,369,625
  2,570,000   Georgia-Pacific Group,
              7.750%, 11/15/2029                                       2,762,750
    750,000   International Paper Co.,
              4.000%, 4/01/2010                                          732,825
    400,000   Weyerhaeuser Co.,
              6.750%, 3/15/2012                                          448,554
  1,000,000   Weyerhaeuser Co.,
              7.125%, 7/15/2023                                        1,106,636
                                                                     -----------
                                                                       9,158,236
                                                                     -----------
              Pharmaceuticals -- 0.1%
    500,000   Schering-Plough Corp.,
              5.300%, 12/01/2013                                         517,443
                                                                     -----------
              Pipelines -- 2.0%
  2,425,000   Coastal Corp.,
              6.950%, 6/01/2028                                        1,952,125
    700,000   El Paso Corp.,
              5.750%, 3/14/2006, (EUR)                                   864,662
    375,000   El Paso Corp.,
              7.000%, 5/15/2011                                          361,875
  1,150,000   El Paso Energy Corp.,
              6.750%, 5/15/2009                                        1,144,250
  1,000,000   KN Capital Trust,
              7.630%, 4/15/2028                                        1,097,841
    750,000   Southern Natural Gas Co.,
              7.350%, 2/15/2031                                          740,625
    700,000   Tennessee Gas Pipeline Co.,
              7.000%, 10/15/2028                                         665,000
    815,000   Tennessee Gas Pipeline Co.,
              7.500%, 4/01/2017                                          845,563
                                                                     -----------
                                                                       7,671,941
                                                                     -----------
              Property & Casualty Insurance -- 0.3%
  1,000,000   Aon Corp.,
              7.375%, 12/14/2012                                       1,150,066
                                                                     -----------
              Railroads -- 1.2%
  5,000,000   Canadian Pacific Railway Ltd.,
              4.900%, 6/15/2010, (CAD), 144A                           3,981,877
    195,000   Missouri Pacific Railroad Co.,
              4.750%, 1/01/2020                                          164,025
    243,000   Missouri Pacific Railroad Co.,
              4.750%, 1/01/2030                                          189,102
    281,000   Missouri Pacific Railroad Co.,
              5.000%, 1/01/2045                                          203,023
                                                                     -----------
                                                                       4,538,027
                                                                     -----------
              Real Estate Investment Trusts -- 1.7%
  1,000,000   EOP Operating LP,
              6.750%, 2/15/2012                                        1,108,132
    100,000   First Industrial LP,
              7.500%, 12/01/2017                                         114,072
    150,000   First Industrial LP,
              7.600%, 7/15/2028                                          166,234
  1,075,000   Highwoods Realty LP,
              7.500%, 4/15/2018                                        1,134,759
  2,370,000   New Plan Excel Realty Trust,
              5.875%, 6/15/2007                                      $ 2,510,807
  1,000,000   Spieker Properties, Inc.,
              7.350%, 12/01/2017                                       1,156,192
    200,000   TriNet Corporate Realty Trust, Inc.,
              7.700%, 7/15/2017                                          226,770
                                                                     -----------
                                                                       6,416,966
                                                                     -----------
              Refining -- 0.0%
     98,750   Merey Sweeny LP,
              8.850%, 12/18/2019, 144A                                   118,135
                                                                     -----------
              Restaurants -- 0.2%
  1,000,000   McDonald's Corp.,
              3.627%, 10/10/2010, (SGD)                                  606,018
                                                                     -----------
              Retailers -- 0.5%
    250,000   J.C. Penney Co., Inc.,
              6.875%, 10/15/2015                                         266,250
     22,000   J.C. Penney Co., Inc.,
              7.125%, 11/15/2023                                          23,265
    150,000   J.C. Penney Co., Inc.,
              7.650%, 8/15/2016                                          170,250
    650,000   J.C. Penney Co., Inc.,
              7.950%, 4/01/2017                                          750,750
    500,000   Lowe's Cos., Inc.,
              6.500%, 3/15/2029                                          553,095
                                                                     -----------
                                                                       1,763,610
                                                                     -----------
              Sovereigns -- 17.0%
 10,900,000   Canadian Government,
              4.250%, 9/01/2008, (CAD)                                 8,786,566
 16,265,000   Canadian Government,
              4.500%, 9/01/2007, (CAD)                                13,243,040
  9,600,000   Canadian Government,
              5.500%, 6/01/2010, (CAD)                                 8,117,952
  2,825,000   Canadian Government,
              6.000%, 9/01/2005, (CAD)                                 2,304,027
  5,000,000   Canadian Government, Series WH31,
              6.000%, 6/01/2008, (CAD)                                 4,270,135
100,000,000   Mexican Fixed Rate Bonds,
              9.000%, 12/20/2012, (MXN)                                8,301,423
  3,670,000   Petroleos Mexicanos,
              8.625%, 12/01/2023, 144A                                 4,147,100
  2,443,636   PF Export Receivables Master Trust,
              6.436%, 6/01/2015, 144A                                  2,452,067
  1,500,000   Republic of Brazil,
              8.250%, 1/20/2034                                        1,337,250
    325,000   Republic of Brazil,
              8.875%, 4/15/2024                                          311,350
     10,000   Republic of Brazil,
              10.125%, 5/15/2027                                          10,600
    250,000   Republic of Brazil,
              11.000%, 8/17/2040                                         280,250
    586,384   Republic of Brazil C Bond,
              8.000%, 4/15/2014                                          579,816
    455,000   Republic of Dominican,
              9.040%, 1/23/2013, 144A                                    352,625
    250,000   Republic of Peru,
              4.500%, 3/07/2017 (step to 5.000% on 3/07/05) (d)          220,000
    500,000   Republic of South Africa,
              5.250%, 5/16/2013, (EUR)                                   627,156
    200,000   Republic of South Africa,
              8.500%, 6/23/2017                                          243,000

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
              Sovereigns -- continued
    150,000   Republic of South Africa,
              12.500%, 12/21/2006, (ZAR)                            $     25,007
    100,000   Republic of Venezuela,
              9.250%, 9/15/2027                                           98,550
    500,000   SP Powerassets Ltd.,
              3.730%, 10/22/2010, (SGD)                                  308,230
  3,950,000   Tenaga Nasional Berhad,
              7.500%, 11/01/2025 144A                                  4,438,240
  1,500,000   United Mexican States,
              7.500%, 1/14/2012                                        1,690,500
    750,000   United Mexican States,
              8.300%, 8/15/2031                                          853,125
    900,000   United Mexican States,
              8.375%, 1/14/2011                                        1,055,250
                                                                    ------------
                                                                      64,053,259
                                                                    ------------
              Sovereigns Non-Callable -- 6.9%
  5,150,000   Government of New Zealand,
              6.000%, 11/15/2011, (NZD)                                3,457,075
 29,310,000   Government of Sweden, Series 1040,
              6.500%, 5/05/2008, (SEK)                                 4,426,147
 55,815,000   Government of Sweden, Series 1045,
              5.250%, 3/15/2011, (SEK)                                 8,188,937
 15,000,000   Kingdom of Norway,
              5.500%, 5/15/2009, (NOK)                                 2,416,985
 44,930,000   Kingdom of Norway,
              6.750%, 1/15/2007, (NOK)                                 7,280,242
                                                                    ------------
                                                                      25,769,386
                                                                    ------------
              Supranational -- 3.2%
 22,000,000   Inter-American Development Bank,
              Zero Coupon Bond, 5/11/2009, (BRL)                       3,831,340
  2,585,000   International Bank for Reconstruction &
                 Development,
              Zero Coupon Bond, 8/20/2007, (NZD)                       1,458,171
  6,000,000   International Bank for Reconstruction &
                 Development,
              5.500%, 11/03/2008, (NZD)                                3,958,463
  4,045,000   International Bank for Reconstruction &
                 Development,
              8.000%, 5/23/2007, (NZD)                                 2,829,195
                                                                    ------------
                                                                      12,077,169
                                                                    ------------
              Textile -- 0.0%
     25,000   Kellwood Co.,
              7.625%, 10/15/2017                                          27,490
                                                                    ------------
              Tobacco -- 0.7%
  2,000,000   Altria Group, Inc.,
              7.000%, 11/04/2013                                       2,086,726
    375,000   Loews Corp.,
              7.000%, 10/15/2023                                         380,604
                                                                    ------------
                                                                       2,467,330
                                                                    ------------
              Transportation Services -- 0.6%
    510,094   Atlas Air Worldwide Holdings, Inc.,
              7.200%, 1/02/2019 (c)                                      479,766
    635,513   Atlas Air, Inc., Series A,
              7.380%, 1/02/2018 (c)                                      598,278
  1,000,000   ERAC USA Finance Co.,
              6.800%, 2/15/2008, 144A                                  1,094,160
                                                                    ------------
                                                                       2,172,204
                                                                    ------------
              Treasuries -- 1.9%
    500,000   U.S. Treasury Notes,
              1.625%, 10/31/2005                                         496,875
  1,000,000   U.S. Treasury Notes,
              2.375%, 8/15/2006                                          996,797
  4,900,000   U.S. Treasury Notes,
              5.750%, 8/15/2010                                     $  5,462,544
                                                                    ------------
                                                                       6,956,216
                                                                    ------------
              Wireless -- 0.3%
  1,000,000   America Movil SA de CV,
              4.125%, 3/01/2009, 144A                                    974,992
                                                                    ------------
              Wirelines -- 2.1%
  1,400,000   Philippine Long Distance Telephone Co.,
              8.350%, 3/06/2017                                        1,309,000
  3,400,000   Sprint Capital Corp.,
              6.875%, 11/15/2028                                       3,566,236
    500,000   Sprint Capital Corp.,
              6.900%, 5/01/2019                                          547,419
  1,000,000   Telekom Malaysia Berhad,
              7.875%, 8/01/2025, 144A                                  1,202,091
    250,000   US West Capital Funding, Inc.,
              6.500%, 11/15/2018                                         182,500
  1,650,000   US West Capital Funding, Inc.,
              6.875%, 7/15/2028                                        1,183,875
                                                                    ------------
                                                                       7,991,121
                                                                    ------------
              Total Non-Convertible Bonds
              (Identified Cost $331,015,221)                         361,229,842
                                                                    ------------
              Convertible Bonds -- 1.6%
              Independent/Energy -- 0.6%
    500,000   Devon Energy Corp.,
              4.900%, 8/15/2008                                          541,875
  1,750,000   Devon Energy Corp.,
              4.950%, 8/15/2008                                        1,896,562
                                                                    ------------
                                                                       2,438,437
                                                                    ------------
              Tobacco -- 0.8%
  3,040,000   Loews Corp.,
              3.125%, 9/15/2007                                        2,975,400
                                                                    ------------
              Wirelines -- 0.2%
    840,000   Telus Corp.,
              6.750%, 6/15/2010, (CAD)                                   696,197
                                                                    ------------
              Total Convertible Bonds
              (Identified Cost $5,667,855)                             6,110,034
                                                                    ------------
              Total Bonds and Notes
              (Identified Cost $336,683,076)                         367,339,876
                                                                    ------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                            Value (a)
--------------------------------------------------------------------------------
Short Term Investment -- 0.6% of Total Net Assets
$ 2,242,000   Repurchase Agreement with State Street Corp.,
              dated 9/30/04 at 0.650% to be repurchased at
              $2,242,040 on 10/01/04 collateralized by
              $1,675,000 U.S. Treasury Note, 7.625% due 2/15/25
              with a value of $2,293,181                           $  2,242,000
                                                                   ------------
              Total Short Term Investment
              (Identified Cost $2,242,000)                            2,242,000
                                                                   ------------
              Total Investments -- 98.3%
              (Identified Cost $338,925,076)(b)                     369,581,876
              Other assets less liabilities -- 1.7%                   6,325,449
                                                                   ------------
              Total Net Assets-- 100%                              $375,907,325
                                                                   ============
(a)           See Note 2a of Notes to Financial Statements.
(b)           Federal Tax Information:
              At September 30, 2004, the net unrealized
              appreciation on investments based on cost of
              $340,761,935 for federal income tax purposes was
              as follows:
              Aggregate gross unrealized appreciation for all
              securities in which there is an excess of value
              over tax cost                                        $ 32,874,952
              Aggregate gross unrealized depreciation for all
              securities in which there is an excess of tax
              cost over value                                        (4,055,011)
                                                                   ------------
              Net unrealized appreciation                          $ 28,819,941
                                                                   ============

              At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $7,804,825 in undistributed ordinary income and $4,351,185 in undistributed long-term gains.

              The differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred trustees' fees and corporate action cost basis adjustments.

(c)           Non-income producing security due to default of bankruptcy filing.
(d) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $30,774,730 or 8.2% of net assets. Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar;
              EUR: Euro; GBP: Great British Pound; MXN: Mexican Peso; NOK:
              Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona;
              SGD: Singapore Dollar; ZAR: South African Rand

Industry Holdings at September 30, 2004 as a Percentage of Net Assets

              Government Agencies         17.1%
              Sovereigns                  17.0
              Foreign Local Governments    9.7
              Sovereigns Non-Callable      6.9
              Automotive                   4.8
              Healthcare                   4.2
              Electric                     4.0
              Supranational                3.2
              Paper                        2.4
              Wirelines                    2.3
              Airlines                     2.1
              Pipelines                    2.0
              Other, less than 2% each    22.0

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Statement of Assets & Liabilities
--------------------------------------------------------------------------------

September 30, 2004

ASSETS
   Investments at cost                                              $338,925,076
   Net unrealized appreciation                                        30,656,800
                                                                    ------------
      Investments at value                                           369,581,876
   Cash                                                                  809,226
   Receivable for Fund shares sold                                     1,807,919
   Receivable for securities sold                                        509,693
   Interest receivable                                                 5,843,735
   Receivable from investment adviser                                     11,473
                                                                    ------------
      TOTAL ASSETS                                                   378,563,922
                                                                    ------------
LIABILITIES
   Payable for Fund shares redeemed                                    2,300,414
   Management fees payable                                               157,045
   Trustees' fees payable                                                  1,957
   Deferred Trustees' fees                                                12,758
   Transfer agent fees payable                                            10,310
   Accounting and administrative fees payable                             70,775
   Service and distribution fees payable                                   7,397
   Other accounts payable and accrued expenses                            95,941
                                                                    ------------
      TOTAL LIABILITIES                                                2,656,597
                                                                    ------------
NET ASSETS                                                          $375,907,325
                                                                    ============
NET ASSETS CONSIST OF:
   Paid in capital                                                  $334,867,349
   Undistributed net investment income                                 7,593,506
   Accumulated net realized gain on investments                        2,712,887
   Net unrealized appreciation on investments and foreign
      currency translations                                           30,733,583
                                                                    ------------
   NET ASSETS                                                       $375,907,325
                                                                    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets                                                    $  9,505,502
                                                                    ============
      Shares of beneficial interest                                      802,786
                                                                    ============
      Net asset value and redemption price per share                $      11.84
                                                                    ============
      Offering price per share (100/95.50 of $11.84)                $      12.40
                                                                    ============
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                    $  1,796,614
                                                                    ============
      Shares of beneficial interest                                      152,050
                                                                    ============
      Net asset value and offering price per share                  $      11.82
                                                                    ============
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets                                                    $  9,191,041
                                                                    ============
      Shares of beneficial interest                                      778,361
                                                                    ============
      Net asset value and offering price per share                  $      11.81
                                                                    ============
   Class Y shares:
      Net assets                                                    $ 12,543,257
                                                                    ============
      Shares of beneficial interest                                    1,058,602
                                                                    ============
      Net asset value, offering and redemption price per share      $      11.85
                                                                    ============
   Class J shares:
      Net assets                                                    $342,870,911
                                                                    ============
      Shares of beneficial interest                                   28,983,360
                                                                    ============
      Net asset value and redemption price per share                $      11.83
                                                                    ============
      Offering price per share (100/96.50 of $11.83)                $      12.26
                                                                    ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

INVESTMENT INCOME
   Interest                                                         $20,534,484
   Less foreign taxes withheld                                           (1,089)
                                                                    -----------
                                                                     20,533,395
                                                                    -----------
   Expenses
      Management fees                                                 1,506,744
      Service fees - Class A                                             14,567
      Service and distribution fees - Class B                            10,253
      Service and distribution fees - Class C                            44,550
      Service and distribution fees - Class J                         2,659,907
      Trustees' fees and expenses                                        28,056
      Accounting and administrative                                     247,170
      Custodian                                                         172,750
      Transfer agent fees - Class A, Class B, Class C                    56,606
      Transfer agent fees Class - Y                                      22,284
      Transfer agent fees Class - J                                      11,214
      Audit and tax services                                            105,452
      Registration - Class A, Class B, Class C, Class Y                  52,100
      Registration - Class J                                                185
      Shareholder reporting - Class A, Class B, Class C, Class Y         20,150
      Shareholder reporting - Class J                                     4,597
      Legal - Class A, Class B, Class C, Class Y                          1,435
      Legal - Class J                                                    42,957
      Miscellaneous                                                      55,544
                                                                    -----------
   Total expenses                                                     5,056,521
      Less reimbursement/waiver                                        (239,663)
                                                                    -----------
   Net expenses                                                       4,816,858
                                                                    -----------
Net investment income                                                15,716,537
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Realized gain on:
      Investments - net                                              10,932,411
      Foreign currency transactions - net                               233,845
   Change in unrealized appreciation on:
      Investments - net                                               1,847,859
      Foreign currency translations - net                                 6,750
                                                                    -----------
   Net realized and unrealized gain on investments and foreign
      currency transactions                                          13,020,865
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $28,737,402
                                                                    ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended
                                                          September 30,   September 30,
                                                               2004            2003
                                                          -------------   -------------
FROM OPERATIONS:
   Net investment income                                   $ 15,716,537    $ 13,143,561
   Net realized gain on investments and
      foreign currency transactions                          11,166,256       7,301,351
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency translations        1,854,609      26,525,266
                                                           ------------    ------------
   Increase in net assets resulting from operations          28,737,402      46,970,178
                                                           ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Class A                                                  (271,806)        (14,107)
      Class B                                                   (42,016)             --
      Class C                                                  (175,999)             --
      Class Y                                                  (583,747)       (479,608)
      Class J                                               (16,876,388)    (12,943,344)
      Admin Class*                                                   --            (407)
   Capital gains:
      Class A                                                   (13,621)         (9,934)
      Class B                                                    (3,141)             --
      Class C                                                    (4,478)             --
      Class Y                                                   (60,972)       (100,475)
      Class J                                                (2,012,830)     (3,952,008)
                                                           ------------    ------------
   Total distributions                                      (20,044,998)    (17,499,883)
                                                           ------------    ------------
INCREASE IN NET ASSETS DERIVED
   FROM CAPITAL SHARES TRANSACTIONS                          20,028,707      98,715,417
                                                           ------------    ------------
   Total increase in net assets                              28,721,111     128,185,712

NET ASSETS
   Beginning of period                                      347,186,214     219,000,502
                                                           ------------    ------------
   End of period                                           $375,907,325    $347,186,214
                                                           ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME                        $  7,593,506    $  2,131,587
                                                           ============    ============

*On May 21, 2003, all outstanding Admin Class shares were automatically converted into Retail Class shares.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                               Income (loss) from investment operations:                Less distributions:
                               -----------------------------------------  ----------------------------------------------
                   Net asset
                     value,                  Net realized                    Dividends     Distributions
                   beginning      Net       and unrealized   Total from        from           from net
                      of       investment   gain (loss) on   investment   net investment      realized         Total
                  the period     income       investments    operations       income       capital gains   distributions
                  ----------   ----------   --------------   ----------   --------------   -------------   -------------
Class A
9/30/2004           $11.54      $0.52(d)        $ 0.45         $ 0.97         $(0.60)         $(0.07)         $(0.67)
9/30/2003            10.23       0.58(d)          1.46           2.04          (0.59)          (0.14)          (0.73)
9/30/2002(f)(h)      10.18       0.39(d)          0.04           0.43          (0.38)             --           (0.38)
12/18/2000(i)         9.91       0.13(d)          0.24           0.37          (0.14)             --           (0.14)
9/30/2000             9.95       0.71(d)         (0.05)          0.66          (0.70)             --           (0.70)
9/30/1999            10.27       0.64            (0.03)          0.61          (0.67)          (0.26)          (0.93)
9/30/1998(j)         10.59       0.48            (0.49)         (0.01)         (0.31)             --           (0.31)

Class B
9/30/2004            11.53       0.43(d)          0.45           0.88          (0.52)          (0.07)          (0.59)
9/30/2003(g)         11.21       0.02(d)          0.30           0.32             --              --              --

Class C
9/30/2004            11.53       0.43(d)          0.45           0.88          (0.53)          (0.07)          (0.60)
9/30/2003(g)         11.21       0.02(d)          0.30           0.32             --              --              --

Class Y
9/30/2004            11.54       0.57(d)          0.45           1.02          (0.64)          (0.07)          (0.71)
9/30/2003            10.23       0.61(d)          1.46           2.07          (0.62)          (0.14)          (0.76)
9/30/2002(f)         10.09       0.62(d)          0.09           0.71          (0.55)          (0.02)          (0.57)
9/30/2001             9.92       0.65(d)          0.18           0.83          (0.66)             --           (0.66)
9/30/2000             9.96       0.73(d)         (0.05)          0.68          (0.72)             --           (0.72)

Class J
9/30/2004            11.53       0.48(d)          0.44           0.92          (0.55)          (0.07)          (0.62)
9/30/2003            10.22       0.52(d)          1.47           1.99          (0.54)          (0.14)          (0.68)
9/30/2002(f)         10.09       0.54(d)          0.09           0.63          (0.48)          (0.02)          (0.50)
9/30/2001             9.91       0.57(d)          0.19           0.76          (0.58)             --           (0.58)
9/30/2000             9.95       0.65(d)         (0.04)          0.61          (0.65)             --           (0.65)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) A sales charge for Class A, Class C and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(f) As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g) From commencement of Class operations on September 12, 2003 through September 30, 2003.
(h) From commencement of Class operations on January 31, 2002 through September 30, 2002.
(i) For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)  For the nine months ended September 30, 1998.
(k) A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Ratios to average net assets:
                                     --------------------------------------
 Net asset             Net assets,
  value,      Total       end of         Net       Gross     Net investment   Portfolio
  end of      return    the period    expenses    expenses       Income        turnover
the period   (%) (a)      (000)      (%) (b)(c)   (%) (c)        (%) (c)       rate (%)
----------   -------   -----------   ----------   --------   --------------   ---------
  $11.84       8.8(k)    $  9,506       0.93         1.67         4.52            29
   11.54      20.6(e)       1,128       0.80         4.67         5.21            34
   10.23       4.3             11       0.80       191.59         5.85            39
   10.14       3.8          2,426       0.80         1.91         6.31             1
    9.91       6.9          2,250       0.80         3.01         7.16            23
    9.95       6.2          2,561       0.80         3.20         6.60            42
   10.27      (0.2)         1,743       0.80         5.25         6.43            48

   11.82       7.9(k)       1,797       1.70         2.42         3.77            29
   11.53      2.85(e)         160       1.70         7.81         5.83            34

   11.81       7.9(k)       9,191       1.70         2.42         3.74            29
   11.53      2.85(e)           3       1.70         7.81         4.35            34

   11.85       9.2         12,543       0.55         1.08         4.92            29
   11.54      20.9         10,230       0.55         1.34         5.58            34
   10.23       7.2          7,874       0.55         1.13         6.08            39
   10.09       8.6          8,549       0.55         1.36         6.43            15
    9.92       7.2          2,905       0.55         3.23         7.35            23

   11.83       8.3(k)     342,871       1.30         1.33         4.15            29
   11.53      20.0(e)     335,666       1.30         1.36         4.79            34
   10.22       6.4(e)     211,105       1.30         1.55         5.33            39
   10.09       7.9(e)      91,569       1.30         1.71         5.65            15
    9.91       6.4(e)      30,264       1.30         2.97         6.59            23

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"). The financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other Class of shares, pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. Class Y shares are intended for institutional investors with a minimum initial investment of $1,000,000. Class J shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2004, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income and excise taxes have been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, distributions from real estate investment trusts and premium amortization accruals. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred trustees' fees and corporate action basis adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities) were $86,502,824 and $74,177,876, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments) were $33,018,684 and $29,492,108, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly. For the year ended September 30, 2004, the management fee and waiver of management fee for the Fund was as follows:

                                       Percentage of Average
   Gross      Waiver of       Net         Daily Net Assets
Management   Management   Management   ---------------------
    Fee          Fee          Fee           Gross    Net
----------   ----------   ----------        -----   ----
$1,506,744     $43,823    $1,462,921        0.40%   0.39%

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services entities: Caisse des Depots et Consignations, a public sector financial institution created by the French government in 1816; Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and CNP Assurances, a large French life insurance company.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with State Street Bank and Trust Company ("State Street Bank"), to serve as sub-administrator. Pursuant to an agreement among the Loomis Sayles Funds Trusts (the Trust and Loomis Sayles Funds I), the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I), and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Average Daily Net Assets
             First        Next          Over
          $5 billion   $5 billion   $10 billion
          ----------   ----------   -----------
            0.0675%      0.0625%      0.0500%

     or

     (2) Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were $247,170.

c. Transfer Agent Fees. CIS serves as transfer and shareholder servicing agent for the Fund (except Class J shares) and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. State Street Bank serves as transfer and shareholder servicing agent for Class J shares.

Classes A, B and C pay service fees monthly to CIS representing the higher amount based on the following calculations:

     (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Fixed Income Funds. Load Fixed Income Funds consist of the Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund, Loomis Sayles Strategic Income Fund and all fixed income funds in the CDC Nvest Funds Trusts.

             First        Next          Over
          $5 billion   $5 billion   $10 billion
          ----------   ----------   -----------
            0.142%       0.135%        0.130%

          Each Class of shares is subject to a monthly Class minimum of $1,500, allocated based on the combined assets of Class A, Class B and Class C.

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $1,502,993. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $382,986.

          Class Y pays service fees monthly to CIS representing the higher amount based on the following calculations:

     (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds--Class Y.**

          Class Y shares are subject to a monthly Class minimum of $1,250.

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee for the period January 1, 2004 through December 31, 2004, of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

          * No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.
          ** Load Funds--Class Y consist of all Funds with Class Y shares offered within the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts.

In addition, pursuant to other servicing agreements, each Class, except Class J, pays service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were $69,000.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

d. Service and Distribution Fees. The Trust entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Investment Grade Bond Fund, Class J. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of CDC IXIS North America. Although it was the intent of management and the Board of Trustees of the Fund that the Distribution Agreement, with respect to Class J shares continue in effect for the annual period beginning November 1, 2003, it was not clearly evident from the records of the Fund that the Board of Trustees approved the continuance of such agreement. Accordingly, the Board of Trustees determined to approve the Distribution Agreement on April 23, 2004, effective immediately, and submitted for shareholder approval a proposal to approve the Distribution Agreement for the period November 1, 2003 through April 23, 2004 and to release the escrowed fees payable thereunder. The shareholders approved the Distribution Agreement and the release of the escrowed fees on August 5, 2004.

Pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"), the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as compensation for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee payable to Loomis Sayles Distributors, at an annual rate of 0.50% of the average daily net assets attributable to the Fund's Class J shares, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1. Although it was the intent of management and the Board of Trustees of the Fund that the Rule 12b-1 Plan with respect to Class J shares continue in effect for the annual period beginning November 1, 2003, it is not clearly evident from the records of the Fund that the Board of Trustees approved the continuance of the Class J 12b-1 Plan. Accordingly, the Board of Trustees submitted for shareholder approval a proposal to approve the Rule 12b-1 Plan for Class J shares, and the release of escrowed fees payable thereunder, for the period November 1, 2003 through the date of shareholder approval. The distribution fees payable by the Fund pursuant to the Rule 12b-1 Plan with respect to Class J shares were escrowed pending shareholder approval which was received on August 5, 2004.

For the year ended September 30, 2004, the Fund paid the following service and distribution fees:

              Service Fee                       Distribution Fee
--------------------------------------   ------------------------------
Class A   Class B   Class C    Class J   Class B   Class C     Class J
-------   -------   -------   --------   -------   -------   ----------
$14,567    $2,563   $11,137   $886,636    $7,690   $33,413   $1,773,271

Commissions (including CDSCs) on Fund shares paid to CDC IXIS Distributors by investors in Class A, B and C shares of the Fund were $141,404 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $753,201 for the year ended September 30, 2004.

e. Trustees Fees and Expenses. The Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting that he or she attends. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. The retainer fees assume four Board or Committee meetings per year. These fees are allocated to the various series of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assume four Board or committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other series of the Loomis Sayles Funds Trusts or CDC Nvest Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as part of shareholder reporting. For the year ended September 30, 2004, the amount paid to CIS as compensation for these services was $3,483.

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

5. Line of Credit. The Fund together with certain other funds of the Loomis Sayles Funds Trusts participates in a $25 million committed unsecured revolving line of credit provided by State Street Bank. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2004, the Fund had no borrowings under the agreement.

6. Shareholders. At September 30 2004, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 186,363 shares of beneficial interest of the Fund.

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2005 and will be reevaluated on an annual basis. For the year ended September 30, 2004, in addition to any waiver of management fees as discussed in Note 4, certain Class level expenses in the amount of $195,840 have been reimbursed.

If in the following fiscal year the actual operating expenses of the Fund are less than the expense limit for the Fund and the Fund had previously received a deferral or reimbursement, the Fund is required to pay an amount of additional expense that is the lower of the difference between the actual operating expenses and the expense limit or the actual amount of fees previously waived or expenses reimbursed.

At September 30, 2004, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                                                       Expenses Subject to
         Expense Limit as a Percentage               Expiration      Possible Reimbursement
          of Average Daily Net Assets                 of Waiver       Until September 2005
-----------------------------------------------   ----------------   ----------------------
Class A   Class B   Class C   Class Y   Class J
-------   -------   -------   -------   -------
 0.95%     1.70%     1.70%     0.55%     1.30%    January 31, 2005          $239,663

For the period October 1, 2003 to January 31, 2004, the expense limit as a percentage of average daily net assets for Class A was 0.80%.

8. Additional Tax Information. The tax character of distributions paid to shareholders during the years ended September 30, 2004 and 2003 were as follows:

                                                           2004          2003
                                                       -----------   -----------
Distributions paid from:
Ordinary income                                        $17,982,737   $14,641,811
Long-term capital gains                                  2,062,261     2,858,072
                                                       -----------   -----------
Total taxable distributions                            $20,044,998   $17,499,883

9. Subsequent Event. Effective November 1, 2004, the names of the Distributor and the Administrator and Transfer Agent will change as follows:

                  Old Name                                       New Name
                  --------                                       --------
CDC IXIS Asset Management Distributors, L.P.   IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Services, Inc.       IXIS Asset Management Services Company

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

10. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                         Year Ended                    Year Ended
                                                     September 30, 2004            September 30, 2003
                                                ---------------------------   ----------------------------
                                                   Shares         Amount      Shares(a)(b)    Amount(a)(b)
                                                -----------   -------------   ------------   -------------
Class A
-------
   Issued from the sale of shares                   845,179   $   9,901,942        100,705   $   1,170,450
   Issued in connection with the reinvestment
      of distributions                               18,301         210,238          2,090          23,643
   Issued in Admin Class conversion                      --              --             11             123
   Redeemed                                        (158,442)     (1,832,451)        (6,093)        (70,878)
                                                -----------   -------------    -----------   -------------
   Net change                                       705,038   $   8,279,729         96,713   $   1,123,338
                                                ===========   =============    ===========   =============

Class B                                            Shares         Amount        Shares(c)      Amount(c)
-------                                         -----------   -------------   ------------   -------------
   Issued from the sale of shares                   149,404   $   1,701,993         13,845   $     158,000
   Issued in connection with the reinvestment
      of distributions                                1,756          20,158             --              --
   Redeemed                                         (12,955)       (148,655)            --              --
                                                -----------   -------------    -----------   -------------
   Net change                                       138,205   $   1,573,496         13,845   $     158,000
                                                ===========   =============    ===========   =============

Class C                                            Shares         Amount        Shares(c)      Amount(c)
-------                                         -----------   -------------   ------------   -------------
   Issued from the sale of shares                   844,455   $   9,807,856            223   $       2,500
   Issued in connection with the reinvestment
      of distributions                                  754           8,655             --              --
   Redeemed                                         (67,071)       (768,164)            --              --
                                                -----------   -------------    -----------   -------------
   Net change                                       778,138   $   9,048,347            223   $       2,500
                                                ===========   =============    ===========   =============

Class Y                                            Shares         Amount        Shares(b)      Amount(b)
-------                                         -----------   -------------   ------------   -------------
   Issued from the sale of shares                   482,697   $   5,495,572        375,758   $   4,112,463
   Issued in connection with the reinvestment
      of distributions                               45,115         519,122         42,227         461,655
   Redeemed                                        (355,309)     (4,043,025)      (301,255)     (3,257,721)
                                                -----------   -------------    -----------   -------------
   Net change                                       172,503   $   1,971,669        116,730   $   1,316,397
                                                ===========   =============    ===========   =============

Class J                                            Shares         Amount          Shares         Amount
-------                                         -----------   -------------   ------------   -------------
   Issued from the sale of shares                12,912,010   $ 149,860,044     21,330,400   $ 238,341,332
   Issued in connection with the reinvestment
      of distributions                                   --              --             --              --
   Redeemed                                     (13,039,250)   (150,704,578)   (12,871,900)   (142,214,014)
                                                -----------   -------------    -----------   -------------
   Net change                                      (127,240)  $    (844,534)     8,458,500   $  96,127,318
                                                ===========   =============    ===========   =============

Admin Class                                                                     Shares(a)      Amount(a)
-----------                                                                   ------------   -------------
   Issued from the sale of shares                                                       --   $          --
   Issued in connection with the reinvestment
      of distributions                                                                  38             407
   Redeemed in Admin Class Conversion                                                  (11)           (123)
   Redeemed                                                                         (1,061)        (12,420)
                                                                               -----------   -------------
   Net change                                                                       (1,034)  $     (12,136)
                                                                               ===========   =============

(a) On May 21, 2003, the outstanding Admin Class Shares were automatically converted into Retail Class Shares.
(b) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.
(c)  From September 12, 2003, commencement of Class operations.

--------------------------------------------------------------------------------
             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Investment Grade Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (hereinafter referred to as the "Fund"), at September 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

The table below provides certain information regarding the Trustees and Officers of Loomis Sayles Funds II. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time           Principal Occupation(s)         Fund Complex Overseen and
      Name and Age             Served and Term of Office*         During Past 5 Years**          Other Directorships held
---------------------------   ---------------------------   --------------------------------   ----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (64)             Trustee,            Douglas Dillon Professor and       41;
                                  Contract Review and       Director for the Belfer Center     Director, Taubman Centers,
                                  Governance Committee      of Science and International       Inc.; Advisory Board Member,
                                         Member,            Affairs, John F. Kennedy           USEC Inc.
                                       Since 2003           School of Government,
                                                            Harvard University

Edward A. Benjamin (66)                 Trustee,            Retired                            41;
                                 Audit Committee Member,                                       Director, Coal, Energy
                                       Since 2002                                              Investments & Management,
                                                                                               LLC; Director, Precision
                                                                                               Optics Corporation

Daniel M. Cain (59)                     Trustee,            President and CEO, Cain            41;
                                 Chairman of the Audit      Brothers & Company,                Trustee, Universal Health
                                        Committee,          Incorporated                       Realty Income Trust;
                                       Since 2003                                              Director, Sheridan
                               Co-Chairman of the Board,                                       Healthcorp
                                       Since 2004

Paul G. Chenault (70)                   Trustee,            Retired; Trustee, First            41;
                                  Contract Review and       Variable Life                      Director, Mailco Office
                                  Governance Committee                                         Products, Inc.
                                         Member,
                                       Since 2000

Kenneth J. Cowan (72)                   Trustee,            Retired                            41;
                                Chairman of the Contract                                       None
                                 Review and Governance
                                        Committee,
                                       Since 2003
                               Co-Chairman of the Board,
                                       Since 2004

Richard Darman (61)                     Trustee,            Partner, The Carlyle Group;        41;
                                  Contract Review and       Chairman of the Board of           Director and Chairman, AES
                                  Governance Committee      Directors of AES                   Corporation
                                         Member,            Corporation; formerly,
                                       Since 2003           Professor, John F. Kennedy
                                                            School of Government,
                                                            Harvard University

Sandra O. Moose (62)                    Trustee,            President, Strategic Advisory      41;
                                Audit Committee Member,     Services; formerly, Senior Vice    Director, Verizon
                                       Since 2003           President and Director, The        Communications; Director,
                                                            Boston Consulting Group, Inc.      Rohm and Haas Company;
                                                                                               Director, AES Corporation

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                          Number of Portfolios in
                                 Trust, Length of Time           Principal Occupation(s)         Fund Complex Overseen and
      Name and Age             Served and Term of Office*         During Past 5 Years**          Other Directorships held
---------------------------   ---------------------------   --------------------------------   ----------------------------
INDEPENDENT TRUSTEES
continued

John A. Shane (71)                      Trustee,            President, Palmer Service          41;
                                  Contract Review and       Corporation                        Director, Gensym
                                  Governance Committee                                         Corporation; Director,
                                        Member,                                                Overland Storage, Inc.;
                                       Since 2003                                              Director, Abt Associates
                                                                                               Inc.

INTERESTED TRUSTEES

Robert J. Blanding/1/ (57)              Trustee,            President, Chairman, Director      41;
555 California Street                Chief Executive        and Chief Executive Officer,       None
San Francisco, CA 94104                 Officer,            Loomis Sayles; President and
                                       Since 2002           CEO - Loomis Sayles Funds I

John T. Hailer/2/ (43)                  Trustee,            President and Chief Executive      41;
                                       President,           Officer, CDC IXIS Asset            None
                                       Since 2003           Management Distributors, L.P.;
                                                            President and Chief Executive
                                                            Officer - CDC Nvest Funds;
                                                            Executive Vice President -
                                                            Loomis Sayles Funds I

OFFICERS

John E. Pelletier (40)          Chief Operating Officer     President, Director and Chief      Not Applicable
                                       Since 2004           Executive Officer, CDC IXIS
                                                            Asset Management Services,
                                                            Inc.; Executive Vice President,
                                                            CDC IXIS Distribution
                                                            Corporation; Executive Vice
                                                            President and Chief Operating
                                                            Officer, CDC IXIS Asset
                                                            Management Distributors, L.P.
                                                            and CDC IXIS Asset
                                                            Management Advisers, L.P.; for-
                                                            merly, Senior Vice President,
                                                            General Counsel, Secretary and
                                                            Clerk, CDC IXIS Distribution
                                                            Corporation; Executive Vice
                                                            President, General Counsel,
                                                            Secretary and Clerk, CDC IXIS
                                                            Asset Management
                                                            Distributors, L.P., CDC IXIS
                                                            Asset Management Advisers,
                                                            L.P.; Executive Vice President,
                                                            General Counsel, Secretary and
                                                            Clerk, CDC IXIS Asset
                                                            Management Services, Inc.

--------------------------------------------------------------------------------
                        Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                         Number of Portfolios in
                                  Trust, Length of Time          Principal Occupation(s)        Fund Complex Overseen and
        Name and Age           Served and Term of Office*         During Past 5 Years**          Other Directorships held
---------------------------   ---------------------------   --------------------------------   ----------------------------
OFFICERS
(continued)

Coleen Downs Dinneen (43)     Secretary, Clerk and Chief    Senior Vice President, General     Not Applicable
                                    Legal Officer,          Counsel, Secretary and Clerk,
                                      Since 2004            CDC IXIS Distribution
                                                            Corporation, CDC IXIS Asset
                                                            Management Distributors, L.P.,
                                                            CDC IXIS Asset Management
                                                            Advisers, L.P. and CDC IXIS
                                                            Asset Management Services,
                                                            Inc.; formerly, Senior Vice
                                                            President, Deputy General
                                                            Counsel, Assistant Secretary
                                                            and Assistant Clerk, CDC IXIS
                                                            Asset Management Advisers,
                                                            L.P., CDC IXIS Asset
                                                            Management Services, Inc. and
                                                            Vice President, Deputy General
                                                            Counsel, Assistant Secretary
                                                            and Assistant Clerk, CDC IXIS
                                                            Distribution Corporation

Michael Kardok (45)              Treasurer, Principal       Senior Vice President, CDC         Not Applicable
                                  Financial Officer,        IXIS Asset Management
                                      Since 2004            Services, Inc.; Senior Vice
                                                            President, CDC IXIS Asset
                                                            Management Advisers, L.P.;
                                                            formerly, Senior Director,
                                                            PFPC Inc., Vice
                                                            President-Division Manager,
                                                            First Data Investor Services
                                                            Group, Inc.

Kristin Vigneaux (35)          Chief Compliance Officer,    Chief Compliance Officer for       Not Applicable
                                      Since 2004            Mutual Funds, CDC IXIS Asset
                                                            Management Distributors, L.P.,
                                                            CDC IXIS Asset Management
                                                            Advisers, L.P. and CDC IXIS
                                                            Asset Management Services,
                                                            Inc.; formerly, Vice President
                                                            CDC IXIS Asset Management
                                                            Services, Inc.

Daniel J. Fuss (70)            Executive Vice President,    Vice Chairman and Director,        Not Applicable
One Financial Center                  Since 2003            Loomis Sayles & Company, L.P.;
Boston, MA 02111                                            Executive Vice President -
                                                            Loomis Sayles Funds I; Prior
                                                            to 2002, President and Trustee
                                                            of Loomis Sayles Funds II

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                         Number of Portfolios in
                                  Trust, Length of Time          Principal Occupation(s)        Fund Complex Overseen and
        Name and Age           Served and Term of Office*         During Past 5 Years**          Other Directorships held
---------------------------   ---------------------------   --------------------------------   ----------------------------
OFFICERS
(continued)

Frank LoPiccolo (50)             Anti-Money Laundering      President and CEO, CDC             Not Applicable
                                        Officer,            IXIS Asset Management
                                       Since 2003           Services, Inc.

* All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and Loomis Sayles Funds I. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
/2/ Mr. Hailer is an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

     The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling CDC Nvest Funds at 800-225-5478.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

2004 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund paid distributions of $2,062,261, which have been designated as capital gains distributions for the fiscal year ended September 30, 2004.

Shareholder Meeting (unaudited). At a special meeting of shareholders held on August 5, 2004 (the "Meeting"), shareholders of the Loomis Sayles Investment Grade Bond Fund (the "Fund") Class J shares voted for the following proposals:

1. Approval of a Distribution Agreement between the Loomis Sayles Funds Trust II (the "Trust"), on behalf of the Class J Shares of the Fund, and Loomis Sayles Distributors, L.P. for the period from November 1, 2003 through April 23, 2004, as well as the release of escrowed fees payable thereunder.

 Voted For   Voted Against   Abstained Votes   Total Votes
----------   -------------   ---------------   -----------
15,450,191       62,000          660,400        16,172,591

2. Approval of a Service and Distribution Plan relating to Class J shares of the Fund, as well as the release of escrowed fees payable thereunder.

 Voted For   Voted Against   Abstained Votes   Total Votes
----------   -------------   ---------------   -----------
15,484,291       57,200          657,800        16,199,291

                            [LOGO] | CDC NvestFunds(SM)

--------------------------------------------------------------------------------

                           Income Funds
                           Annual Report
                           September 30, 2004
--------------------------------------------------------------------------------

[LOGO] | LOOMIS . SAYLES & COMPANY, L.P.

                           Loomis Sayles Core Plus Bond Fund

                           Loomis Sayles Government Securities Fund

                           Loomis Sayles High Income Fund

                           Loomis Sayles Limited Term Government and Agency Fund

                           Loomis Sayles Massachusetts Tax Free Income Fund

                           Loomis Sayles Municipal Income Fund

                           Loomis Sayles Strategic Income Fund

                                                       TABLE OF CONTENTS

                                               Management Discussion
                                               and Performance............Page 1

                                               Schedule of Investments...Page 20

                                               Financial Statements......Page 43

--------------------------------------------------------------------------------
                        Loomis Sayles Core Plus Bond Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.
--------------------------------------------------------------------------------

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds
--------------------------------------------------------------------------------

Fund Inception:

November 7, 1973
--------------------------------------------------------------------------------

Managers:

Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFRX
Class B   NERBX
Class C   NECRX
Class Y   NERYX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Even though the Federal Reserve Bank began raising short-term interest rates early in the summer, bonds in general turned in a positive total return for the 12 months ended September 30, 2004. Longer-term and higher-yielding bonds performed particularly well, and mortgage-backed government agency securities did better than U.S. Treasuries.

For the fiscal year ended September 30, 2004, the total return of Loomis Sayles Core Plus Bond Fund's Class A shares at net asset value was 5.28%, including $0.54 in dividends reinvested during the period. The fund's benchmark, the Lehman Aggregate Bond Index, returned 3.68% for the same period, while Morningstar's Intermediate-Term Bond category averaged a 3.29% return. At the end of September 2004, the fund's SEC yield was 3.69%.

A period of strong overall performance

Successful security selection and our emphasis on corporate issues were primary reasons for the fund's good performance. Corporate bonds generally benefited from expanding earnings and improved creditworthiness tied to stronger balance sheets. High-yield issues were the largest contributor to fund results, with investment grade issues not far behind. Non-dollar holdings also boosted returns, as the U.S. budget and trade deficits kept the dollar weak. U.S. Treasury and agency issues, as well as securities backed by mortgages or other assets, added lesser amounts to fund returns.

Wireline and chemical issues led returns

LCI International, a division of Qwest Communications, was among the wireline companies that performed well, as its profits and finances improved. Bonds issued by IMC Global, a major producer of agricultural chemicals, rose following the announcement of a proposed merger, and IMC benefited further from a worldwide increase in agricultural activity.

The improving economy fed solid performance by bonds of cable, media, and automobile companies. These sectors had fallen sharply during the weak credit market period of two years ago. Other areas, including brokerage and retail companies, made smaller overall contributions.

Negatives were few and minor

The broadly positive tone of bond markets left few issues behind. The highest-quality securities - U.S. Treasuries, agencies, and asset-backed securities - were the weakest performers, but they were still positive. None of the fund's holdings showed a significant decline over this period, with only a handful of laggards. Goldman Sachs and Philip Morris were unchanged, while Dow Chemical recorded a modest decline. We have since sold Dow because its valuation appeared high. We are holding Philip Morris despite negative press regarding tobacco litigation.

Prospect for rising interest rates warrants defensive strategy shifts

With the economy still in recovery, further interest rate increases seem likely. For that reason, we took steps in recent months to reduce the portfolio's sensitivity to interest rate changes. We kept Treasury obligations underweighted compared to the benchmark because they are highly sensitive to changes in interest rates. Altogether, approximately 15% of the fund was in government obligations at the end of the period. Those assets could easily be redeployed into corporate and mortgage-backed securities as opportunities appear.

Since prices of lower-quality, higher-yielding bonds are tied more closely to issuers' fortunes than to interest rates, our emphasis remains on corporate bonds, with a particular focus on lower-tier, investment-grade and better quality high-yield issues. In another defensive measure, we cut exposure to non-dollar-denominated holdings to around 6% of the portfolio, in part by reducing holdings in Australia. However, we are maintaining commitments to securities denominated in Canadian and Singapore dollars and the euro because, unless there are unforeseen reductions in the U.S. trade and budget deficits, we believe the U.S. dollar should stay weak.

--------------------------------------------------------------------------------
                        Loomis Sayles Core Plus Bond Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                        Loomis Sayles Core Plus Bond Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                     [CHART]

                                   Line chart

                          Class A       Lehman      Lehman
                         @ Maximum    Aggregate       US
   Month     Net Asset     Sales         Bond       Credit
    End      Value (1)   Charge (2)   Index (3)   Index (4)
----------   ---------   ----------   ---------   ---------
 9/30/1994     10,000       9,550       10000       10,000
10/31/1994      9,973       9,524        9991        9,977
11/30/1994      9,946       9,498        9969        9,961
12/31/1994      9,998       9,548       10038       10,043
 1/31/1995     10,166       9,708       10236       10,256
 2/28/1995     10,500      10,028       10480       10,552
 3/31/1995     10,503      10,031       10544       10,638
 4/30/1995     10,710      10,228       10691       10,817
 5/31/1995     11,183      10,679       11105       11,327
 6/30/1995     11,282      10,774       11186       11,429
 7/31/1995     11,221      10,716       11162       11,379
 8/31/1995     11,420      10,906       11296       11,562
 9/30/1995     11,563      11,042       11406       11,699
10/31/1995     11,716      11,189       11554       11,851
11/30/1995     11,899      11,364       11728       12,078
12/31/1995     12,072      11,528       11892       12,277
 1/31/1996     12,122      11,577       11971       12,356
 2/29/1996     11,859      11,326       11763       12,063
 3/31/1996     11,800      11,269       11681       11,960
 4/30/1996     11,701      11,174       11616       11,861
 5/31/1996     11,690      11,164       11592       11,840
 6/30/1996     11,861      11,327       11748       12,014
 7/31/1996     11,891      11,356       11780       12,037
 8/31/1996     11,891      11,356       11760       12,000
 9/30/1996     12,167      11,619       11965       12,254
10/31/1996     12,476      11,914       12230       12,589
11/30/1996     12,776      12,201       12440       12,858
12/31/1996     12,628      12,060       12324       12,680
 1/31/1997     12,699      12,127       12362       12,698
 2/28/1997     12,779      12,204       12392       12,751
 3/31/1997     12,588      12,022       12255       12,553
 4/30/1997     12,727      12,154       12439       12,743
 5/31/1997     12,899      12,318       12556       12,887
 6/30/1997     13,126      12,535       12705       13,070
 7/31/1997     13,653      13,039       13048       13,548
 8/31/1997     13,421      12,817       12936       13,348
 9/30/1997     13,688      13,072       13127       13,582
10/31/1997     13,818      13,196       13318       13,754
11/30/1997     13,882      13,257       13379       13,832
12/31/1997     14,025      13,394       13514       13,978
 1/31/1998     14,211      13,572       13687       14,144
 2/28/1998     14,257      13,615       13677       14,139
 3/31/1998     14,345      13,700       13724       14,192
 4/30/1998     14,411      13,763       13796       14,281
 5/31/1998     14,558      13,903       13926       14,451
 6/30/1998     14,612      13,955       14044       14,558
 7/31/1998     14,574      13,918       14074       14,544
 8/31/1998     14,430      13,780       14303       14,612
 9/30/1998     14,987      14,312       14638       15,085
10/31/1998     14,829      14,162       14561       14,853
11/30/1998     15,125      14,444       14644       15,132
12/31/1998     15,149      14,467       14688       15,176
 1/31/1999     15,312      14,623       14792       15,326
 2/28/1999     15,003      14,328       14534       14,963
 3/31/1999     15,210      14,526       14615       15,069
 4/30/1999     15,330      14,640       14661       15,113
 5/31/1999     14,998      14,323       14533       14,911
 6/30/1999     14,902      14,231       14486       14,833
 7/31/1999     14,844      14,176       14425       14,751
 8/31/1999     14,784      14,119       14417       14,715
 9/30/1999     15,034      14,357       14585       14,875
10/31/1999     15,069      14,390       14639       14,943
11/30/1999     15,091      14,412       14637       14,959
12/31/1999     15,099      14,419       14567       14,880
 1/31/2000     15,035      14,359       14519       14,827
 2/29/2000     15,205      14,521       14695       14,965
 3/31/2000     15,414      14,720       14888       15,092
 4/30/2000     15,130      14,449       14846       14,960
 5/31/2000     15,018      14,342       14839       14,904
 6/30/2000     15,473      14,777       15148       15,278
 7/31/2000     15,564      14,864       15285       15,463
 8/31/2000     15,765      15,056       15507       15,665
 9/30/2000     15,789      15,078       15604       15,747
10/31/2000     15,699      14,992       15707       15,763
11/30/2000     15,848      15,135       15964       15,967
12/31/2000     16,216      15,486       16260       16,277
 1/31/2001     16,618      15,870       16526       16,722
 2/28/2001     16,782      16,027       16670       16,868
 3/31/2001     16,802      16,046       16754       16,972
 4/30/2001     16,707      15,955       16684       16,911
 5/31/2001     16,813      16,057       16785       17,066
 6/30/2001     16,819      16,062       16848       17,153
 7/31/2001     17,244      16,468       17225       17,601
 8/31/2001     17,435      16,651       17422       17,837
 9/30/2001     17,362      16,581       17625       17,810
10/31/2001     17,704      16,908       17994       18,252
11/30/2001     17,587      16,796       17746       18,094
12/31/2001     17,390      16,608       17633       17,970
 1/31/2002     17,350      16,570       17776       18,122
 2/28/2002     17,283      16,505       17948       18,258
 3/31/2002     17,094      16,325       17650       17,921
 4/30/2002     17,255      16,479       17992       18,171
 5/31/2002     17,400      16,617       18145       18,411
 6/30/2002     16,981      16,217       18302       18,441
 7/31/2002     16,784      16,028       18523       18,432
 8/31/2002     17,166      16,394       18836       18,909
 9/30/2002     17,223      16,448       19141       19,268
10/31/2002     17,127      16,356       19053       19,045
11/30/2002     17,452      16,667       19048       19,292
12/31/2002     17,885      17,080       19442       19,861
 1/31/2003     17,985      17,176       19458       19,925
 2/28/2003     18,244      17,423       19728       20,324
 3/31/2003     18,297      17,473       19712       20,338
 4/30/2003     18,571      17,736       19875       20,715
 5/31/2003     18,941      18,088       20246       21,368
 6/30/2003     18,971      18,117       20205       21,316
 7/31/2003     18,320      17,496       19526       20,407
 8/31/2003     18,496      17,664       19656       20,566
 9/30/2003     19,029      18,173       20176       21,285
10/31/2003     18,981      18,127       19988       21,058
11/30/2003     19,097      18,238       20036       21,155
12/31/2003     19,407      18,533       20240       21,391
 1/31/2004     19,573      18,693       20403       21,607
 2/29/2004     19,724      18,837       20623       21,878
 3/31/2004     19,872      18,978       20778       22,090
 4/30/2004     19,365      18,494       20237       21,394
 5/31/2004     19,195      18,331       20156       21,244
 6/30/2004     19,312      18,443       20270       21,333
 7/31/2004     19,530      18,651       20471       21,596
 8/31/2004     19,921      19,024       20862       22,106
 9/30/2004     20,028      19,135       20918       22,230

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                                          Since
                               1 Year/7/   5 Years/7/   10 Years/7/   Inception/7/
                               ---------   ----------   -----------   ------------
Class A (Inception 11/7/73)
Net Asset Value/1/                5.28%       5.91%         7.19%           --
With Maximum Sales Charge/2/      0.52        4.94          6.70            --

Class B (Inception 9/13/93)
Net Asset Value/1/                4.55        5.13          6.40            --
With CDSC/5/                     -0.45        4.80          6.40            --

Class C (Inception 12/30/94)
Net Asset Value/1/                4.55        5.13            --          6.45%
With CDSC5                        3.55        5.13            --          6.45

Class Y (Inception 12/30/94)
Net Asset Value/1/                5.50        6.35            --          7.69

--------------------------------------------------------------------------------

                                                                            Since
                                                                        Class C & Y
Comparative Performance                   1 Year   5 Years   10 Years   Inception/8/
-----------------------                   ------   -------   --------   ------------
Lehman Aggregate Bond Index/3/             3.68%    7.48%      7.66%        7.82%
Lehman U.S. Credit Index/4/                4.44     8.37       8.32         8.49
Morningstar Int. Term Bond Fund Avg./6/    3.29     6.59       6.82         6.96

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Credit Quality
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Aaa                  46.3%
Aa                    0.6%
A                     4.9%
Baa                  23.5%
Ba                   16.3%
B                     4.0%
Caa                   1.0%
Short-Term & Other    3.4%

Credit quality is based on bond ratings from Moody's Investor Services, Inc.
--------------------------------------------------------------------------------

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

1 year or less        3.4%
1-5 years            53.2%
5-10 years           32.4%
10+ years            11.0%

                      Average Effective Maturity: 6.3 years
--------------------------------------------------------------------------------

Notes to Charts

/1/ Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/ Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/ Morningstar Intermediate Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class C from 12/31/94; Class Y from 12/31/94.

--------------------------------------------------------------------------------
                    Loomis Sayles Government Securities Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks a high level of current income consistent with safety of principal by investing in U.S. government securities
--------------------------------------------------------------------------------

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government or its agencies
--------------------------------------------------------------------------------

Fund Inception:

September 16, 1985
--------------------------------------------------------------------------------

Managers:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFUX
Class B   NEUBX
Class Y   NEUYX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund also invests in real estate-related securities that are subject to prepayment risks, and U.S. government bonds that are guaranteed by the U.S. government; mutual funds that invest in these securities are not guaranteed.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Government Securities Fund provided a total return of 2.77% during the fiscal year ended September 30, 2004, based on the net asset value of Class A shares and $0.44 in dividends reinvested during the period. The fund's benchmark, the Lehman U.S. Long Government Index, outperformed the fund for the period, returning 5.06%, while the fund's Morningstar category, the Long Government Average, returned 2.75%. The fund's 30-day SEC yield was 2.35% at the end of September, 2004.

The fund underperformed its benchmark primarily because of its relatively short duration during the period. Duration is a measure of the fund's sensitivity to changing bond prices; a shorter duration normally shelters net assets from price declines when interest rates rise. However, as the Federal Reserve Board's three rate hikes raised the federal funds rate (the only rate the Fed directly controls) from 1.00% to 1.75%, long-term interest rates actually fell, lifting prices of long-term bonds. The result of rising short-term rates and falling long rates was a flattening of the yield curve, as the difference between short- and long-term interest rates narrowed. Long-term bonds outperformed shorter issues.

The longer the bond, the better the results in this 12-month period

Since this fund's investment universe is composed of bonds issued or guaranteed by the U.S. government or its agencies, selecting securities is a matter of strategy. Within this universe, we seek a high level of current income consistent with safety of principal. The primary risks to principal faced by a fund of this high quality are inflation and market risks - declines in bond prices that occur when interest rates rise. The best performers in the fund's universe during most of the year were long-term U.S. Treasury securities and Treasury Inflation-Protected Securities, called TIPS. TIPS are Treasury securities whose coupon payments are adjusted for inflation. Of the securities in the fund's portfolio, the best results came from Treasury securities and TIPS with long maturities - dates ranging from 2029 to 2033. TIPS also performed well as demand for these issues was heightened by inflation expectations. The fund's weakest performers during the reporting period were Treasuries and government agency obligations with maturities in the one- to two-year range.

The lower-coupon, 30-year, mortgage-backed securities we selected were attractive because of their valuations and long duration. As falling interest rates on home mortgages triggered concerns about refinancing, mortgage-backed securities in general lagged U.S. Treasuries. However, the securities we selected offer a yield advantage over Treasuries - and are deemed to be riskier
- because they are backed by government agencies rather than the U.S. government itself. We also purchased and sold TIPS at intervals during the year as their valuations shifted.

Outlook for rising interest rates across the board

The yield curve flattened considerably during the reporting period, and typically when this occurs, interest rates rise across the board. However, this past year the increase was primarily in the short- to intermediate- area of the yield curve. In light of this, and our forecast for the Federal Reserve to continue to raise the federal funds rate, we will look for an opportunity to further reduce the fund's duration and possibly shift to what is known as a "barbell" configuration. This is a strategy in which portfolio maturities are concentrated in both the long and the short end of the spectrum, allowing us to reach for higher income at one end, and balance it with some measure of price stability at the other. We may also add to the fund's mortgage holdings, especially if volatility remains moderate and the Fed continues its "measured" path of interest-rate increases.

--------------------------------------------------------------------------------
                    Loomis Sayles Government Securities Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                    Loomis Sayles Government Securities Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                     [CHART]

                                   Line chart

                           Class A      Lehman       Lehman
                          @ Maximum   Government      Long
   Month     Net Asset      Sales        Bond      Govt Bond
    End      Value (1)   Charge (2)    Index (3)   Index (4)
----------   ---------   ----------   ----------   ---------
 9/30/1994     10,000       9,550       10,000       10000
10/31/1994      9,999       9,549        9,992        9963
11/30/1994      9,941       9,494        9,974       10026
12/31/1994      9,965       9,516       10,035       10179
 1/31/1995     10,119       9,664       10,222       10443
 2/28/1995     10,351       9,885       10,442       10742
 3/31/1995     10,418       9,950       10,507       10835
 4/30/1995     10,526      10,052       10,644       11027
 5/31/1995     11,101      10,602       11,074       11877
 6/30/1995     11,170      10,668       11,159       12016
 7/31/1995     11,062      10,564       11,118       11821
 8/31/1995     11,181      10,678       11,248       12086
 9/30/1995     11,321      10,812       11,357       12311
10/31/1995     11,534      11,015       11,530       12654
11/30/1995     11,759      11,230       11,709       12978
12/31/1995     11,961      11,423       11,875       13325
 1/31/1996     12,008      11,467       11,948       13321
 2/29/1996     11,714      11,186       11,705       12675
 3/31/1996     11,582      11,061       11,607       12425
 4/30/1996     11,492      10,975       11,533       12216
 5/31/1996     11,432      10,918       11,514       12152
 6/30/1996     11,550      11,030       11,662       12414
 7/31/1996     11,571      11,050       11,691       12420
 8/31/1996     11,497      10,979       11,665       12263
 9/30/1996     11,699      11,173       11,859       12605
10/31/1996     11,975      11,436       12,119       13101
11/30/1996     12,221      11,671       12,330       13541
12/31/1996     12,056      11,513       12,204       13213
 1/31/1997     12,070      11,527       12,218       13119
 2/28/1997     12,077      11,534       12,235       13126
 3/31/1997     11,916      11,379       12,105       12791
 4/30/1997     12,062      11,519       12,280       13102
 5/31/1997     12,165      11,617       12,386       13250
 6/30/1997     12,335      11,780       12,525       13507
 7/31/1997     12,853      12,275       12,880       14301
 8/31/1997     12,564      11,998       12,753       13906
 9/30/1997     12,793      12,217       12,945       14284
10/31/1997     13,045      12,458       13,169       14764
11/30/1997     13,138      12,547       13,236       14962
12/31/1997     13,301      12,703       13,375       15212
 1/31/1998     13,489      12,882       13,575       15517
 2/28/1998     13,426      12,821       13,538       15408
 3/31/1998     13,416      12,812       13,576       15441
 4/30/1998     13,456      12,851       13,637       15499
 5/31/1998     13,626      13,013       13,777       15795
 6/30/1998     13,832      13,209       13,934       16162
 7/31/1998     13,805      13,184       13,956       16092
 8/31/1998     14,231      13,590       14,319       16804
 9/30/1998     14,622      13,964       14,705       17408
10/31/1998     14,439      13,789       14,655       17133
11/30/1998     14,520      13,867       14,660       17283
12/31/1998     14,500      13,847       14,692       17251
 1/31/1999     14,640      13,982       14,778       17409
 2/28/1999     14,077      13,443       14,426       16570
 3/31/1999     14,110      13,476       14,483       16523
 4/30/1999     14,157      13,520       14,516       16542
 5/31/1999     13,967      13,339       14,388       16288
 6/30/1999     13,804      13,183       14,359       16110
 7/31/1999     13,702      13,085       14,338       16023
 8/31/1999     13,599      12,987       14,338       15966
 9/30/1999     13,776      13,156       14,454       16078
10/31/1999     13,766      13,147       14,478       16088
11/30/1999     13,706      13,089       14,458       15983
12/31/1999     13,567      12,957       14,364       15745
 1/31/2000     13,581      12,970       14,384       15960
 2/29/2000     13,820      13,198       14,589       16427
 3/31/2000     14,124      13,488       14,845       16960
 4/30/2000     14,009      13,379       14,804       16819
 5/31/2000     13,960      13,332       14,813       16749
 6/30/2000     14,203      13,564       15,078       17127
 7/31/2000     14,337      13,692       15,224       17418
 8/31/2000     14,588      13,931       15,449       17822
 9/30/2000     14,531      13,877       15,493       17630
10/31/2000     14,663      14,003       15,641       17911
11/30/2000     14,999      14,324       15,948       18473
12/31/2000     15,318      14,629       16,266       18940
 1/31/2001     15,422      14,728       16,430       18990
 2/28/2001     15,618      14,915       16,617       19301
 3/31/2001     15,629      14,926       16,675       19203
 4/30/2001     15,404      14,711       16,505       18692
 5/31/2001     15,457      14,761       16,559       18715
 6/30/2001     15,483      14,786       16,636       18867
 7/31/2001     15,944      15,227       17,035       19568
 8/31/2001     16,121      15,396       17,247       19983
 9/30/2001     16,337      15,602       17,547       20137
10/31/2001     16,896      16,136       18,000       21160
11/30/2001     16,316      15,582       17,596       20143
12/31/2001     16,075      15,352       17,443       19762
 1/31/2002     16,232      15,502       17,556       20006
 2/28/2002     16,429      15,690       17,718       20243
 3/31/2002     15,969      15,250       17,332       19433
 4/30/2002     16,410      15,671       17,745       20175
 5/31/2002     16,523      15,779       17,852       20240
 6/30/2002     16,767      16,013       18,101       20611
 7/31/2002     17,166      16,394       18,499       21249
 8/31/2002     17,651      16,856       18,865       22190
 9/30/2002     18,113      17,298       19,308       23103
10/31/2002     17,856      17,052       19,153       22438
11/30/2002     17,668      16,873       18,988       22199
12/31/2002     18,220      17,400       19,448       23120
 1/31/2003     18,178      17,360       19,399       23041
 2/28/2003     18,592      17,755       19,712       23750
 3/31/2003     18,428      17,599       19,656       23463
 4/30/2003     18,515      17,682       19,747       23703
 5/31/2003     19,208      18,343       20,259       25054
 6/30/2003     19,000      18,145       20,153       24659
 7/31/2003     17,750      16,951       19,320       22399
 8/31/2003     17,963      17,155       19,428       22791
 9/30/2003     18,712      17,870       19,993       23997
10/31/2003     18,263      17,441       19,708       23327
11/30/2003     18,321      17,497       19,731       23435
12/31/2003     18,488      17,656       19,906       23723
 1/31/2004     18,684      17,843       20,071       24142
 2/29/2004     18,925      18,073       20,311       24626
 3/31/2004     19,092      18,232       20,490       24995
 4/30/2004     18,162      17,345       19,873       23597
 5/31/2004     18,258      17,436       19,800       23469
 6/30/2004     18,380      17,553       19,880       23692
 7/31/2004     18,614      17,776       20,065       24102
 8/31/2004     19,157      18,295       20,456       25003
 9/30/2004     19,230      18,367       20,498       25212

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                               1 Year   5 Years   10 Years
                                               ------   -------   --------
   Class A (Inception 9/16/85)
   Net Asset Value/1/                           2.77%    6.90%      6.76%
   With Maximum Sales Charge/2/                -1.85     5.92       6.27

   Class B (Inception 9/23/93)
   Net Asset Value/1/                           1.92     6.10       5.96
   With CDSC/6/                                -3.02     5.79       5.96

   Class Y (Inception 3/31/94)
   Net Asset Value/1/                           2.52     7.14       7.01
--------------------------------------------------------------------------------

Comparative Performance                        1 Year   5 Years   10 Years
-----------------------                        ------   -------   --------
   Lehman U.S. Government Bond Index/3/         2.53%    7.24%      7.44%
   Lehman U.S. Long Government Bond Index/4/    5.06     9.41       9.69
   Morningstar Long Government Fund Avg./5/     2.75     8.47       8.22

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Portfolio Mix
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Treasuries            82.4%
Mortgage-Backed       15.6%
Government Agencies    1.0%
Short Term & Other     1.0%
--------------------------------------------------------------------------------

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

1 year or less         7.2%
1-5 years              4.1%
5-10 years            17.5%
10+ years             71.2%

                     Average Effective Maturity: 12.2 years
--------------------------------------------------------------------------------

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman U.S. Government Bond Index is an unmanaged index of U.S. Treasury and U.S. Government Agency securities.
/4/ Lehman U.S. Long Government Bond Index is an unmanaged index of U.S. Treasury and U.S. government agency securities with a maturity of 10 years or more.
/5/ Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%.

--------------------------------------------------------------------------------
                         Loomis Sayles High Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return
--------------------------------------------------------------------------------

Strategy:

Invests primarily in lower-quality fixed-income securities
--------------------------------------------------------------------------------

Fund Inception:

February 22, 1984
--------------------------------------------------------------------------------

Managers:

Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFHX
Class B   NEHBX
Class C   NEHCX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

High-yield bonds extended their run of favorable returns over the past 12 months, but gains were more modest than in previous years. Emerging market issues gained thanks to improving conditions in many developing nations, and selected convertible securities also moved higher.

For the fiscal year ended September 30, 2004, the total return on Loomis Sayles High Income Fund's Class A shares was 11.14% at net asset value, including $0.33 in reinvested dividends. The fund's benchmark, the Lehman High Yield Composite Index, returned 12.55% for the same period, while Morningstar's High Yield Bond category averaged 11.15%. As of September 30, 2004, the fund's SEC yield was 5.54%.

Despite the lag, emerging markets and convertibles contributed

The fund lagged its benchmark because we had reduced the fund's allocation to high-yielding securities in order to increase exposure to non-dollar-denominated debt and other securities. While performance for these two sectors was positive during the period, it was not as strong as higher-yielding securities. However, the weak U.S. dollar also heightened the value of bonds denominated in stronger currencies. The fund's commitment to emerging markets - as well as stable global economic conditions and healthy economies in several countries - was a positive. Convertible bonds, which can be converted into common stock of the issuing company under specified conditions, were also productive for the fund. Technology and utility companies rebounded after a period of poor results, and successful selection among certain high-yield issues aided returns.

Basic industries and energy issues added to returns

Companies in basic industries benefited from the expansion of the U.S. economy and continued global growth. Worldwide demand for chemicals, paper and metals has increased, creating higher prices for industrial commodities and better earnings for materials producers. Dana Corporation, a manufacturer of automobile and truck parts, used proceeds from the sale of a division to pay down debt and strengthen its balance sheet. Increased vehicle production and aggressive cost cutting boosted the company's credit standing. Fast-rising energy prices lifted the bonds of Coastal Corp., a subsidiary of energy conglomerate El Paso Corporation. Investors also rewarded Coastal's plan to address problems within its exploration and production division.

Airlines and oil services held back returns

The U.S airline industry has been buffeted by the rising cost of jet fuel, weak fare structures and costly labor agreements. Delta Airlines has seen its once-solid financial position erode significantly; debt levels are high and cash generation has lagged. With Delta facing a risk of bankruptcy, we eliminated the fund's position. Bonds of Trico Marine, which services oil company rigs in the Gulf of Mexico and the North Sea, fell on concerns about the company's ability to weather its financial difficulties. We eliminated the position.

Forecast for strength in high-yield and non-dollar denominated issues

Economic conditions continue to improve for high-yield issuers and investors still have a healthy appetite for yield. Demand also appears sufficient to absorb new issues coming to market. Consequently, we believe lower-rated issues will perform satisfactorily in upcoming quarters, although security selection will be key in a market that has risen substantially in the last few years. With no reason to believe the dollar will strengthen, we intend to seek opportunities to increase exposure to non-dollar-denominated issues, including those in emerging markets. In sector terms, we expect to cut exposure to consumer cyclical areas, as U.S. consumers feel the pinch of high energy costs and sluggish job creation.

--------------------------------------------------------------------------------
                         Loomis Sayles High Income Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                         Loomis Sayles High Income Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                    [CHART]

                                   Line chart

                           Class A      Lehman
                          @ Maximum   High Yield
   Month     Net Asset      Sales      Composite
    End      Value (1)   Charge (2)      Index
----------   ---------   ----------   ----------
 9/30/1994     10,000       9,550       10,000
10/31/1994      9,984       9,535       10,024
11/30/1994      9,826       9,384        9,897
12/31/1994      9,852       9,408        9,970
 1/31/1995      9,924       9,477       10,105
 2/28/1995     10,181       9,723       10,452
 3/31/1995     10,247       9,786       10,564
 4/30/1995     10,450       9,980       10,833
 5/31/1995     10,643      10,164       11,137
 6/30/1995     10,630      10,152       11,208
 7/31/1995     10,813      10,327       11,349
 8/31/1995     10,821      10,334       11,385
 9/30/1995     10,876      10,387       11,525
10/31/1995     10,919      10,428       11,596
11/30/1995     10,939      10,447       11,698
12/31/1995     11,013      10,518       11,882
 1/31/1996     11,215      10,710       12,091
 2/29/1996     11,292      10,784       12,101
 3/31/1996     11,271      10,764       12,092
 4/30/1996     11,406      10,893       12,119
 5/31/1996     11,529      11,011       12,192
 6/30/1996     11,603      11,081       12,293
 7/31/1996     11,716      11,189       12,350
 8/31/1996     11,855      11,322       12,483
 9/30/1996     12,220      11,670       12,784
10/31/1996     12,193      11,645       12,883
11/30/1996     12,445      11,885       13,139
12/31/1996     12,655      12,085       13,231
 1/31/1997     12,665      12,095       13,352
 2/28/1997     13,108      12,518       13,575
 3/31/1997     12,934      12,352       13,379
 4/30/1997     13,006      12,421       13,509
 5/31/1997     13,438      12,834       13,809
 6/30/1997     13,526      12,917       14,000
 7/31/1997     13,895      13,270       14,385
 8/31/1997     13,984      13,354       14,352
 9/30/1997     14,400      13,752       14,637
10/31/1997     14,275      13,633       14,650
11/30/1997     14,466      13,815       14,790
12/31/1997     14,601      13,944       14,919
 1/31/1998     14,820      14,153       15,188
 2/28/1998     14,799      14,133       15,277
 3/31/1998     14,952      14,279       15,420
 4/30/1998     15,032      14,356       15,481
 5/31/1998     15,008      14,333       15,535
 6/30/1998     15,059      14,382       15,591
 7/31/1998     15,037      14,360       15,679
 8/31/1998     13,993      13,364       14,814
 9/30/1998     13,860      13,237       14,881
10/31/1998     13,569      12,959       14,576
11/30/1998     14,544      13,889       15,181
12/31/1998     14,350      13,704       15,198
 1/31/1999     14,673      14,013       15,424
 2/28/1999     14,765      14,101       15,333
 3/31/1999     15,005      14,329       15,479
 4/30/1999     15,327      14,638       15,779
 5/31/1999     14,952      14,279       15,565
 6/30/1999     14,910      14,239       15,532
 7/31/1999     14,850      14,182       15,594
 8/31/1999     14,619      13,961       15,422
 9/30/1999     14,524      13,870       15,311
10/31/1999     14,654      13,995       15,209
11/30/1999     14,751      14,087       15,387
12/31/1999     14,924      14,252       15,561
 1/31/2000     14,758      14,094       15,494
 2/29/2000     14,824      14,157       15,524
 3/31/2000     14,377      13,730       15,198
 4/30/2000     14,368      13,721       15,222
 5/31/2000     13,967      13,339       15,066
 6/30/2000     14,390      13,743       15,373
 7/31/2000     14,475      13,824       15,490
 8/31/2000     14,417      13,769       15,596
 9/30/2000     14,119      13,484       15,460
10/31/2000     13,414      12,811       14,965
11/30/2000     12,300      11,746       14,372
12/31/2000     12,520      11,956       14,650
 1/31/2001     13,973      13,345       15,747
 2/28/2001     13,903      13,278       15,957
 3/31/2001     13,193      12,599       15,581
 4/30/2001     12,788      12,213       15,387
 5/31/2001     12,822      12,245       15,664
 6/30/2001     12,086      11,543       15,225
 7/31/2001     12,325      11,770       15,449
 8/31/2001     12,230      11,679       15,631
 9/30/2001     11,117      10,617       14,581
10/31/2001     10,995      10,500       14,941
11/30/2001     11,351      10,840       15,486
12/31/2001     11,186      10,683       15,423
 1/31/2002     11,255      10,749       15,530
 2/28/2002     10,913      10,422       15,314
 3/31/2002     11,207      10,703       15,682
 4/30/2002     11,115      10,615       15,933
 5/31/2002     10,953      10,460       15,845
 6/30/2002     10,170       9,712       14,676
 7/31/2002      9,484       9,057       14,035
 8/31/2002      9,817       9,375       14,436
 9/30/2002      9,453       9,027       14,246
10/31/2002      9,448       9,023       14,122
11/30/2002     10,076       9,623       14,996
12/31/2002     10,196       9,738       15,206
 1/31/2003     10,412       9,944       15,712
 2/28/2003     10,558      10,083       15,906
 3/31/2003     10,831      10,343       16,364
 4/30/2003     11,457      10,941       17,334
 5/31/2003     11,657      11,133       17,514
 6/30/2003     11,909      11,373       18,017
 7/31/2003     11,672      11,147       17,819
 8/31/2003     11,796      11,265       18,024
 9/30/2003     12,183      11,634       18,517
10/31/2003     12,442      11,882       18,891
11/30/2003     12,702      12,131       19,177
12/31/2003     13,041      12,454       19,611
 1/31/2004     13,243      12,647       19,986
 2/29/2004     13,185      12,592       19,935
 3/31/2004     13,260      12,664       20,071
 4/30/2004     12,957      12,374       19,934
 5/31/2004     12,621      12,053       19,597
 6/30/2004     12,894      12,313       19,878
 7/31/2004     12,998      12,413       20,148
 8/31/2004     13,353      12,752       20,543
 9/30/2004     13,537      12,923       20,841

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                                    Since
                               1 Year   5 Years   10 Years/6/   Inception/6/
                               ------   -------   -----------   ------------
Class A (Inception 2/22/84)
Net Asset Value/1/              11.14%   -1.39%      3.07%             --
With Maximum Sales Charge/2/     6.12    -2.29       2.60              --

Class B (Inception 9/20/93)
Net Asset Value/1/              10.54    -2.09       2.35              --
With CDSC/4/                     5.54    -2.34       2.35              --

Class C (Inception 3/2/98)
Net Asset Value/1/              10.54    -2.09         --           -2.08%
With CDSC/4/                     9.54    -2.09         --           -2.08
--------------------------------------------------------------------------------

                                                                             Since
                                                                            Class C
Comparative Performance                    1 Year   5 Years   10 Years   Inception/7/
-----------------------                    ------   -------   --------   ------------
Lehman High Yield Composite Index/3/        12.55%   6.36%      7.62%        4.74%
Morningstar High Yield Bond Fund Avg./5/    11.15    4.40       5.74         2.55

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Performance history includes periods from a predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Credit Quality
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Aaa                   2.3%
Baa                   2.4%
Ba                   36.8%
B                    31.1%
Caa                  13.1%
Ca                    1.1%
Not Rated*            9.8%
Short Term & Other    3.4%

Credit quality is based on bond ratings from Moody's Investor Services Inc.

*Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.
--------------------------------------------------------------------------------

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

1 year or less        2.7%
1-5 years            24.2%
5-10 years           38.3%
10+ years            34.8%

                     Average Effective Maturity: 11.2 years
--------------------------------------------------------------------------------

Notes to Charts

/1/ Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/7/ The since-inception comparative performance figures shown for Class C shares are calculated from 3/31/98.

--------------------------------------------------------------------------------
              Loomis Sayles Limited Term Government and Agency Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks a high current return consistent with preservation of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
--------------------------------------------------------------------------------

Fund Inception:

January 3, 1989
--------------------------------------------------------------------------------

Managers:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A    NEFLX
Class B    NELBX
Class C    NECLX
Class Y    NELYX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities, issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Limited Term Government and Agency Fund provided a total return of 1.87% during the fiscal year ended September 30, 2004, based on the net asset value of Class A shares and $0.42 in dividends reinvested. The fund's benchmark, the Lehman Intermediate Government Bond Index, had a slight edge over the fund for the period, returning 1.91%, while the average return on the fund's category, Morningstar's Short Government, was 1.15%. For the same period, the Lehman 1-5 Year Government Bond Index returned 1.46%. The fund's 30-day SEC yield was 2.51% at the end of September, 2004.

Yield curve flattens, giving advantage to higher-yielding securities

Between June and September of 2004, the Federal Reserve Board raised the federal funds rate (the only rate the Fed directly controls) from 1.00% to 1.75%, in a series of three highly publicized moves. Although yields on short-term Treasury bills rose along with the federal funds rate, the strength of the economy and the low inflation rate seemed to ease investor concerns about the future. As a result, long-term interest rates actually fell during the period. On the long-end of the yield curve, falling interest rates meant rising prices, while rising rates hurt prices in the short-term market.

Even though long- and short-term interest rates converged during the period - flattening the yield curve - securities with more distant maturity dates continue to offer investors a yield advantage because longer timelines mean higher risk. Mortgage-backed securities also typically offer higher coupons than Treasury securities because they are regarded as higher risk. The fund was able to outperform its Morningstar category for the fiscal year because it had a slightly longer duration and relatively high income from the mortgage-backed and agency securities in the portfolio.

Outlook for a stronger economy and moderate increases in interest rates

We expect the Fed to continue to raise interest rates through the end of the calendar year, maintaining what has been described as a measured pace. However, we are less convinced than we were of the need for continued Fed tightening in 2005. We believe the Fed may pause once the federal funds rate reaches 2%. If data suggests that what Fed Chairman Alan Greenspan described as an economic "soft patch" is decisively past, yields could rise again.

Given the fact that interest rates at the short end of the yield curve have risen, we believe the opportunities to extend duration to earn additional income currently outweigh our concerns. We plan to continue to look for opportunities in intermediate-term securities because we believe they will provide the best price return for the fund and its shareholders. Although they continue to account for a major portion of assets, we have reduced the fund's position in mortgage-backed securities. We believe they will perform well in a moderately rising interest-rate environment, but the sector as a whole no longer has the attractive valuations it had one year ago.

--------------------------------------------------------------------------------
              Loomis Sayles Limited Term Government and Agency Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                 Loomis Sayles Limited Term U.S. Government Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                     [CHART]

                                   Line chart

                          Class A       Lehman
                         @ Maximum   Intermediate   Lehman 1-5 Yr.
   Month     Net Asset     Sales      Gov't Bond      Gov't Bond
    End       Value(1)   Charge(2)     Index(3)          Index
----------   ---------   ---------   ------------   --------------
 9/30/1994     10,000       9,700       10,000           10000
10/31/1994     10,000       9,700       10,002           10013
11/30/1994      9,966       9,667        9,957            9962
12/31/1994      9,973       9,674        9,990            9984
 1/31/1995     10,107       9,803       10,153           10136
 2/28/1995     10,250       9,943       10,348           10308
 3/31/1995     10,279       9,970       10,405           10365
 4/30/1995     10,381      10,069       10,526           10471
 5/31/1995     10,671      10,351       10,823           10711
 6/30/1995     10,718      10,397       10,892           10774
 7/31/1995     10,713      10,391       10,897           10798
 8/31/1995     10,807      10,483       10,987           10873
 9/30/1995     10,874      10,548       11,060           10934
10/31/1995     11,024      10,693       11,182           11039
11/30/1995     11,156      10,822       11,318           11153
12/31/1995     11,274      10,935       11,430           11249
 1/31/1996     11,336      10,996       11,526           11349
 2/29/1996     11,200      10,864       11,404           11273
 3/31/1996     11,129      10,795       11,352           11239
 4/30/1996     11,100      10,767       11,319           11230
 5/31/1996     11,062      10,730       11,313           11237
 6/30/1996     11,149      10,814       11,428           11335
 7/31/1996     11,173      10,838       11,464           11375
 8/31/1996     11,169      10,834       11,477           11404
 9/30/1996     11,311      10,971       11,625           11528
10/31/1996     11,493      11,148       11,816           11686
11/30/1996     11,636      11,287       11,958           11795
12/31/1996     11,543      11,197       11,894           11766
 1/31/1997     11,592      11,244       11,940           11819
 2/28/1997     11,607      11,259       11,959           11842
 3/31/1997     11,546      11,200       11,891           11806
 4/30/1997     11,648      11,299       12,025           11920
 5/31/1997     11,719      11,367       12,119           12006
 6/30/1997     11,832      11,477       12,222           12098
 7/31/1997     12,027      11,666       12,448           12272
 8/31/1997     12,006      11,646       12,400           12258
 9/30/1997     12,131      11,767       12,535           12370
10/31/1997     12,267      11,899       12,681           12486
11/30/1997     12,288      11,919       12,709           12510
12/31/1997     12,381      12,010       12,812           12603
 1/31/1998     12,561      12,184       12,980           12748
 2/28/1998     12,532      12,156       12,966           12745
 3/31/1998     12,511      12,135       13,006           12789
 4/30/1998     12,559      12,183       13,068           12850
 5/31/1998     12,641      12,262       13,158           12927
 6/30/1998     12,733      12,351       13,247           13001
 7/31/1998     12,750      12,367       13,298           13056
 8/31/1998     12,954      12,565       13,549           13257
 9/30/1998     13,324      12,925       13,865           13498
10/31/1998     13,195      12,799       13,888           13551
11/30/1998     13,154      12,760       13,846           13521
12/31/1998     13,182      12,786       13,900           13567
 1/31/1999     13,253      12,855       13,962           13626
 2/28/1999     13,101      12,708       13,770           13511
 3/31/1999     13,162      12,767       13,861           13605
 4/30/1999     13,200      12,804       13,899           13644
 5/31/1999     13,101      12,708       13,814           13599
 6/30/1999     13,016      12,626       13,834           13637
 7/31/1999     12,954      12,565       13,836           13660
 8/31/1999     12,949      12,560       13,855           13693
 9/30/1999     13,096      12,703       13,974           13796
10/31/1999     13,121      12,727       14,002           13828
11/30/1999     13,134      12,740       14,011           13846
12/31/1999     13,092      12,699       13,967           13833
 1/31/2000     13,036      12,645       13,920           13805
 2/29/2000     13,152      12,757       14,036           13910
 3/31/2000     13,315      12,916       14,196           14020
 4/30/2000     13,272      12,874       14,190           14038
 5/31/2000     13,279      12,881       14,228           14085
 6/30/2000     13,469      13,065       14,454           14269
 7/31/2000     13,536      13,130       14,550           14362
 8/31/2000     13,678      13,268       14,713           14493
 9/30/2000     13,784      13,370       14,842           14619
10/31/2000     13,833      13,418       14,943           14705
11/30/2000     14,021      13,601       15,163           14875
12/31/2000     14,185      13,760       15,430           15091
 1/31/2001     14,366      13,935       15,635           15297
 2/28/2001     14,473      14,039       15,779           15413
 3/31/2001     14,565      14,128       15,893           15535
 4/30/2001     14,535      14,099       15,843           15545
 5/31/2001     14,608      14,170       15,909           15622
 6/30/2001     14,618      14,180       15,960           15675
 7/31/2001     14,890      14,444       16,257           15904
 8/31/2001     14,989      14,539       16,402           16023
 9/30/2001     15,224      14,767       16,752           16335
10/31/2001     15,452      14,989       17,013           16531
11/30/2001     15,251      14,794       16,810           16422
12/31/2001     15,158      14,704       16,729           16396
 1/31/2002     15,239      14,781       16,801           16448
 2/28/2002     15,389      14,928       16,940           16555
 3/31/2002     15,168      14,713       16,685           16383
 4/30/2002     15,445      14,982       16,997           16628
 5/31/2002     15,550      15,084       17,116           16721
 6/30/2002     15,706      15,235       17,329           16897
 7/31/2002     15,931      15,453       17,656           17159
 8/31/2002     16,087      15,604       17,858           17281
 9/30/2002     16,231      15,745       18,165           17490
10/31/2002     16,267      15,779       18,152           17518
11/30/2002     16,192      15,707       18,009           17422
12/31/2002     16,395      15,903       18,341           17657
 1/31/2003     16,387      15,895       18,301           17640
 2/28/2003     16,529      16,033       18,507           17768
 3/31/2003     16,518      16,022       18,511           17795
 4/30/2003     16,546      16,049       18,563           17836
 5/31/2003     16,647      16,147       18,855           17993
 6/30/2003     16,617      16,118       18,824           18001
 7/31/2003     16,271      15,783       18,367           17762
 8/31/2003     16,325      15,835       18,400           17771
 9/30/2003     16,596      16,098       18,799           18040
10/31/2003     16,479      15,985       18,615           17920
11/30/2003     16,524      16,028       18,616           17912
12/31/2003     16,640      16,140       18,761           18038
 1/31/2004     16,711      16,210       18,863           18103
 2/29/2004     16,840      16,335       19,042           18237
 3/31/2004     16,904      16,397       19,175           18330
 4/30/2004     16,600      16,102       18,746           18038
 5/31/2004     16,545      16,048       18,686           17999
 6/30/2004     16,608      16,109       18,734           18019
 7/31/2004     16,701      16,200       18,869           18115
 8/31/2004     16,911      16,404       19,150           18311
 9/30/2004     16,903      16,399       19,157           18303

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                                         Since
                                         1 Year   5 Years   10 Years   Inception
                                         ------   -------   --------   ---------
Class A (Inception 1/3/89)
Net Asset Value/1/                        1.87%    5.24%      5.39%        --
With Maximum Sales Charge/2/             -1.22     4.61       5.07         --

Class B (Inception 9/27/93)
Net Asset Value/1/                        1.18     4.56       4.70         --
With CDSC/5/                             -3.73     4.23       4.70         --

Class C (Inception 12/30/94)
Net Asset Value/1/                        1.27     4.58         --       4.79%
With CDSC/5/                              0.29     4.58         --       4.79

Class Y (Inception 3/31/94)
Net Asset Value/1/                        2.07     5.64       5.77         --
--------------------------------------------------------------------------------

                                                                         Since
                                                                        Class C
Comparative Performance                1 Year   5 Years   10 Years   Inception/7/
-----------------------                ------   -------   --------   ------------
Lehman Int. Gov't. Bond Index/3/        1.91%     6.51%     6.72%        6.91%
Lehman 1-5 Yr. Gov't Bond Index/4/      1.46      5.82      6.23         6.41
Morningstar Short Gov't Fund Avg./6/    1.15      5.00      5.49         5.63

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Portfolio Mix
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Mortgage-Backed           50.0%
Treasuries                30.7%
Government Agencies       13.8%
Asset-Backed Securities    4.8%
Short-Term & Other         0.7%
--------------------------------------------------------------------------------

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

1 year or less    8.4%
1-5 years        61.4%
5-10 years       30.2%

                      Average Effective Maturity: 3.7 years
--------------------------------------------------------------------------------

Notes to Charts

/1/ Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Includes the maximum sales charge of 3.00%.
/3/ Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.
/4/ Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between 1 and 5 years.
/5/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/ Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ The since-inception comparative performance figures shown for Class C shares are calculated from 12/31/94.

--------------------------------------------------------------------------------
                Loomis Sayles Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes
--------------------------------------------------------------------------------

Strategy:

Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams
--------------------------------------------------------------------------------

Inception Date:

March 23, 1984
--------------------------------------------------------------------------------

Manager:

Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFMX
Class B   NEMBX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Capital gains are fully taxable.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund provided a total return of 4.88% based on the net asset value of Class A shares and $0.61 in dividends reinvested during the fiscal year ended September 30, 2004. For the same period, the fund's benchmark, Lehman Municipal Bond Index, returned 4.60%, while the average return on Morningstar's Muni Massachusetts category was 3.68%. The fund's emphasis on longer-term bonds and on some of the better performing sectors - healthcare and higher education - helped keep it slightly ahead of its nationally diversified benchmark, and allowed it to outperform its Massachusetts peer group.

The fund's 30-day SEC yield at the end of September 2004 was 2.97%, equivalent to 4.82% adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

Higher education and healthcare bonds performed well

Demand for the higher yields found in the healthcare and higher education sectors was the driving force behind their positive price performance. Specific bonds that performed well include Massachusetts Health & Educational Facilities Authority for Nichols College, which received a boost when the school's bond rating was upgraded. The superior performance of Massachusetts Development Finance Agency for Mount Holyoke College was largely attributable to its longer maturity. We continue to hold both the Nichols and Mount Holyoke bonds. However, we sold bonds issued by Massachusetts Development Finance Agency for Concord Assabet Family Services. Concord Assabet has been in the portfolio for some time; we decided to take advantage of the price rise in these formerly distressed securities and eliminated the position. Relatively high yields from several of the fund's healthcare bonds also contributed to the fund's positive results, as did some of its longer-term bonds in the transportation sector. In general, higher education and healthcare remain the two most promising sectors in Massachusetts.

Tax-backed bonds, housing, and one healthcare bond underperformed

Sectors with the most negative impact on fund performance included state General Obligation bonds (GOs) and the leases and housing sectors. GOs are backed by receipts from taxpayers and, like the lease sector, they are generally of higher credit quality and offer lower yields. Demand for higher-quality, lower-yielding issues has been relatively weak, so price performance has been relatively anemic. The housing sector was weak as refinancings continued during the year, making the bonds less attractive.

Specific bonds that performed poorly included Massachusetts Development Finance Agency for Alliance Health, which experienced operating difficulties. We sold the bonds. Massachusetts Industrial Finance Agency for Briscoe Housing Assisted Living bonds hurt the fund when they were called well ahead of the scheduled maturity date. Massachusetts Housing Finance Agency, Single-Family Housing bonds suffered with the sector as a whole.

Short rates rose as long rates fell during the past 12 months

Surprisingly, as the Federal Reserve Board raised the federal funds rate (the only interest rate it directly controls), yields on long-term bonds have actually fallen. Meanwhile, the economy has continued to grow with relatively low inflation, supporting lower yields on long bonds. Although we expect interest rates to continue to rise, we believe the Fed will be able to keep up its "measured" pace. However, even a gradual increase in rates is likely to have a negative impact on bond prices. Consequently, we have shortened the average maturity of the portfolio, trimming exposure to longer maturity bonds.

Looking ahead, we believe the credit markets will stabilize as investors become more comfortable with the measured pace at which interest rates are expected to rise. We also believe the municipal markets will be less volatile than other markets in the gradually rising environment for interest rates that we anticipate.

--------------------------------------------------------------------------------
                Loomis Sayles Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                Loomis Sayles Massachusetts Tax Free Income Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                     [CHART]

                                   Line chart

                           Class A      Lehman
                          @ Maximum   Municipal
   Month     Net Asset      Sales        Bond
    End      Value (1)   Charge (2)   Index (3)
----------   ---------   ----------   ---------
 9/30/1994     10,000       9,575       10,000
10/31/1994      9,759       9,344        9,822
11/30/1994      9,523       9,118        9,645
12/31/1994      9,795       9,379        9,857
 1/31/1995     10,129       9,699       10,139
 2/28/1995     10,459      10,015       10,434
 3/31/1995     10,535      10,087       10,554
 4/30/1995     10,552      10,103       10,566
 5/31/1995     10,885      10,422       10,903
 6/30/1995     10,716      10,261       10,808
 7/31/1995     10,791      10,333       10,910
 8/31/1995     10,920      10,456       11,049
 9/30/1995     10,995      10,528       11,118
10/31/1995     11,180      10,705       11,280
11/30/1995     11,399      10,914       11,467
12/31/1995     11,543      11,052       11,577
 1/31/1996     11,579      11,087       11,665
 2/29/1996     11,464      10,976       11,586
 3/31/1996     11,320      10,839       11,438
 4/30/1996     11,288      10,808       11,406
 5/31/1996     11,303      10,823       11,401
 6/30/1996     11,411      10,926       11,526
 7/31/1996     11,496      11,008       11,630
 8/31/1996     11,491      11,002       11,627
 9/30/1996     11,670      11,174       11,790
10/31/1996     11,792      11,291       11,923
11/30/1996     11,995      11,485       12,141
12/31/1996     11,916      11,410       12,090
 1/31/1997     11,937      11,430       12,113
 2/28/1997     12,052      11,540       12,224
 3/31/1997     11,916      11,409       12,061
 4/30/1997     12,012      11,502       12,162
 5/31/1997     12,183      11,665       12,345
 6/30/1997     12,310      11,787       12,477
 7/31/1997     12,660      12,122       12,822
 8/31/1997     12,543      12,010       12,702
 9/30/1997     12,710      12,169       12,853
10/31/1997     12,772      12,229       12,936
11/30/1997     12,848      12,302       13,012
12/31/1997     13,026      12,472       13,202
 1/31/1998     13,131      12,573       13,338
 2/28/1998     13,113      12,556       13,342
 3/31/1998     13,076      12,520       13,354
 4/30/1998     13,030      12,477       13,293
 5/31/1998     13,231      12,669       13,504
 6/30/1998     13,277      12,713       13,557
 7/31/1998     13,285      12,721       13,591
 8/31/1998     13,497      12,923       13,801
 9/30/1998     13,646      13,066       13,973
10/31/1998     13,590      13,013       13,973
11/30/1998     13,614      13,035       14,022
12/31/1998     13,665      13,085       14,057
 1/31/1999     13,822      13,235       14,224
 2/28/1999     13,759      13,174       14,162
 3/31/1999     13,742      13,158       14,181
 4/30/1999     13,784      13,198       14,217
 5/31/1999     13,694      13,112       14,135
 6/30/1999     13,471      12,898       13,931
 7/31/1999     13,518      12,943       13,982
 8/31/1999     13,326      12,760       13,870
 9/30/1999     13,286      12,721       13,876
10/31/1999     13,100      12,543       13,725
11/30/1999     13,215      12,654       13,871
12/31/1999     13,100      12,544       13,768
 1/31/2000     12,993      12,441       13,708
 2/29/2000     13,154      12,595       13,867
 3/31/2000     13,400      12,830       14,170
 4/30/2000     13,340      12,773       14,086
 5/31/2000     13,288      12,723       14,013
 6/30/2000     13,555      12,979       14,384
 7/31/2000     13,727      13,143       14,585
 8/31/2000     13,898      13,308       14,809
 9/30/2000     13,843      13,255       14,732
10/31/2000     13,955      13,362       14,893
11/30/2000     14,014      13,418       15,006
12/31/2000     14,312      13,704       15,377
 1/31/2001     14,362      13,752       15,529
 2/28/2001     14,412      13,800       15,578
 3/31/2001     14,408      13,796       15,718
 4/30/2001     14,260      13,654       15,547
 5/31/2001     14,398      13,786       15,715
 6/30/2001     14,500      13,884       15,820
 7/31/2001     14,721      14,095       16,054
 8/31/2001     14,997      14,360       16,319
 9/30/2001     14,913      14,280       16,264
10/31/2001     15,052      14,412       16,458
11/30/2001     14,941      14,306       16,319
12/31/2001     14,772      14,144       16,165
 1/31/2002     14,855      14,223       16,445
 2/28/2002     15,023      14,384       16,643
 3/31/2002     14,746      14,119       16,317
 4/30/2002     15,016      14,378       16,636
 5/31/2002     15,133      14,490       16,737
 6/30/2002     15,309      14,658       16,914
 7/31/2002     15,503      14,844       17,132
 8/31/2002     15,692      15,025       17,338
 9/30/2002     16,045      15,363       17,717
10/31/2002     15,753      15,084       17,424
11/30/2002     15,654      14,989       17,351
12/31/2002     15,967      15,288       17,717
 1/31/2003     15,934      15,256       17,672
 2/28/2003     16,184      15,496       17,919
 3/31/2003     16,198      15,510       17,930
 4/30/2003     16,302      15,609       18,049
 5/31/2003     16,719      16,009       18,471
 6/30/2003     16,644      15,937       18,393
 7/31/2003     15,922      15,245       17,749
 8/31/2003     16,025      15,344       17,881
 9/30/2003     16,459      15,760       18,407
10/31/2003     16,433      15,735       18,315
11/30/2003     16,615      15,909       18,505
12/31/2003     16,770      16,057       18,659
 1/31/2004     16,884      16,166       18,766
 2/29/2004     17,132      16,404       19,048
 3/31/2004     17,093      16,366       18,982
 4/30/2004     16,633      15,926       18,532
 5/31/2004     16,560      15,856       18,465
 6/30/2004     16,580      15,875       18,532
 7/31/2004     16,817      16,102       18,776
 8/31/2004     17,146      16,418       19,152
 9/30/2004     17,273      16,543       19,254

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                               1 Year   5 Years/5/   10 Years/5/
                                               ------   ----------   -----------
Class A (Inception 3/23/84)
Net Asset Value/1/                              4.88%      5.39%        5.62%
With Maximum Sales Charge/2/                    0.41       4.47         5.16

Class B (Inception 9/13/93)
Net Asset Value/1/                              4.18       4.69         4.93
With CDSC/4/                                   -0.82       4.36         4.93
--------------------------------------------------------------------------------

Comparative Performance                              1 Year   5 Years   10 Years
-----------------------                              ------   -------   --------
Lehman Municipal Bond Index/3/                        4.60%    6.77%      6.77%
Morningstar Muni Massachusetts                        3.68     5.84       5.70
Fund Avg./6/
--------------------------------------------------------------------------------

                                                 Yields as of September 30, 2004
--------------------------------------------------------------------------------

                                                               Class A   Class B
                                                               -------   -------
SEC 30-day yield/7/                                              2.97%    2.34%
Taxable equivalent yield/8/                                      4.82     3.80

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Credit Quality
--------------------------------------------------------------------------------

                                     [Chart]

                                    Pie chart

Aaa                  33.2%
Aa                   25.7%
A                    22.7%
Baa                   9.3%
Not Rated*            6.2%
Short-Term & Other    2.9%
--------------------------------------------------------------------------------

Credit quality is based on bond ratings from Moody's Investor Services, Inc.

*Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                                                              Effective Maturity
--------------------------------------------------------------------------------

1 year or less    2.3%
1-5 years         6.0%
5-10 years       71.5%
10+ years        20.2%

                      Average effective maturity: 8.0 years
--------------------------------------------------------------------------------

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.25%.
/3/  Lehman Municipal Bond Index is an unmanaged index of municipal bonds.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/ Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/ Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

--------------------------------------------------------------------------------
                       Loomis Sayles Municipal Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in municipal securities that pay interest exempt from federal income tax
--------------------------------------------------------------------------------

Fund Inception:

May 9, 1977
--------------------------------------------------------------------------------

Manager:

Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFTX
Class B   NETBX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds offer higher risks.
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Municipal bonds outperformed both Treasury securities and high-quality corporate bonds during the past 12 months, as demand for their attractive, after-tax yields remained solid. Since interest rates in general were low by historical standards, higher-yielding municipal bonds were in especially strong demand.

Loomis Sayles Municipal Income Fund provided a total return of 4.88%, based on the net asset value of Class A shares and $0.29 in dividends reinvested during the fiscal year ended September 30, 2004. This was slightly above both its benchmark, the Lehman Municipal Bond Index, which returned 4.60% for the period, and the average performance of the Morningstar Municipal National Long category, which returned 4.06%.

The fund's 30-day SEC yield at the end of September 2004 was 3.07%, equivalent to 4.72% adjusted for the maximum federal income tax rate of 35.00%.

Strongest performers were healthcare and resource recovery bonds

The fund's portfolio included industrial development bonds (IDBs) and resource recovery bonds. IDBs are issued by municipalities for the benefit of local companies and backed by revenues from the corporations that benefit from the financing. Bonds that contributed most to the fund's performance included the University of Michigan for University Hospital, and Western Generation Agency, Oregon, for Wauna Cogeneration Project. Both of these experienced strong demand during the period. Houston Texas Water & Sewer System bonds also got a lift in price when the bonds were pre-refunded to their 2010 call date. This means that the bonds are now secured by U.S. government securities (the highest credit quality), with payment due in 2010, much earlier than their original maturity date of 2023.

Tobacco settlement bonds were among weakest performers

Bonds having the most negative performance included state appropriation-backed tobacco bonds, such as the fund's Golden State Tobacco Securitization Corporation, California Tobacco Settlement Enhanced Asset-Backed revenue bonds. Payments from these bonds are secured by income promised to the state of California through legal settlements from tobacco companies, as well as by an appropriation from the state in case tobacco revenues prove insufficient to service the debt. Despite this appropriation, these bonds were affected by negative press and we sold them to avoid price volatility.

Massachusetts Housing Finance Agency, Single-Family Housing bonds also had a tough year, as refinancings increased the likelihood that the bonds would be called away, which reduced their attractiveness. We continue to hold these bonds because the housing sector tends to perform relatively well in a rising interest rate environment. However, litigation risks prompted us to eliminate the fund's position in Lehigh County, Pennsylvania, General Purpose Authority for Saint Luke's Hospital.

Short rates rose as long rates fell during the past 12 months

Surprisingly, as the Federal Reserve Board raised the federal funds rate (the only rate the Fed directly controls), yields on long-term bonds have actually fallen. Meanwhile, the economy has continued to grow with relatively low inflation, easing concerns about sharply rising rates and supporting lower yields on long bonds. Although we expect interest rates to continue to rise, we believe the Fed will be able to keep the pace "measured." However, even a gradual increase in rates is likely to have a negative impact on bond prices. Consequently, we have shortened the average maturity of the portfolio, trimming exposure to longer maturity bonds.

Looking ahead, we believe the credit markets will stabilize as investors become more comfortable with the graduated pace at which interest rates are expected to rise. We also believe the municipal markets will be less volatile than other fixed-income markets.

--------------------------------------------------------------------------------
                       Loomis Sayles Municipal Income Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                       Loomis Sayles Municipal Income Fund
                 Growth of $10,000 Investment in Class A Shares
                  September 30, 1994 through September 30, 2004

                                    [CHART]

                                   Line chart

                          Class A      Lehman
                         @ Maximum    Municipal
  Month      Net Asset     Sales        Bond
   End       Value (1)   Charge (2)   Index (3)
----------   ---------   ----------   ---------
 9/30/1994     10,000       9,550       10,000
10/31/1994      9,780       9,340        9,822
11/30/1994      9,489       9,062        9,645
12/31/1994      9,738       9,300        9,857
 1/31/1995     10,078       9,624       10,139
 2/28/1995     10,428       9,958       10,434
 3/31/1995     10,562      10,087       10,554
 4/30/1995     10,582      10,106       10,566
 5/31/1995     10,878      10,388       10,903
 6/30/1995     10,738      10,255       10,808
 7/31/1995     10,832      10,344       10,910
 8/31/1995     10,911      10,420       11,049
 9/30/1995     10,990      10,496       11,118
10/31/1995     11,144      10,643       11,280
11/30/1995     11,329      10,819       11,467
12/31/1995     11,417      10,903       11,577
 1/31/1996     11,507      10,989       11,665
 2/29/1996     11,438      10,923       11,586
 3/31/1996     11,307      10,798       11,438
 4/30/1996     11,282      10,775       11,406
 5/31/1996     11,273      10,766       11,401
 6/30/1996     11,402      10,889       11,526
 7/31/1996     11,485      10,968       11,630
 8/31/1996     11,476      10,960       11,627
 9/30/1996     11,669      11,144       11,790
10/31/1996     11,801      11,270       11,923
11/30/1996     11,980      11,441       12,141
12/31/1996     11,944      11,407       12,090
 1/31/1997     11,956      11,418       12,113
 2/28/1997     12,062      11,520       12,224
 3/31/1997     11,909      11,373       12,061
 4/30/1997     11,996      11,456       12,162
 5/31/1997     12,132      11,586       12,345
 6/30/1997     12,300      11,747       12,477
 7/31/1997     12,632      12,064       12,822
 8/31/1997     12,557      11,992       12,702
 9/30/1997     12,662      12,092       12,853
10/31/1997     12,751      12,177       12,936
11/30/1997     12,790      12,215       13,012
12/31/1997     12,967      12,383       13,202
 1/31/1998     13,128      12,537       13,338
 2/28/1998     13,167      12,574       13,342
 3/31/1998     13,187      12,593       13,354
 4/30/1998     13,125      12,534       13,293
 5/31/1998     13,266      12,669       13,504
 6/30/1998     13,322      12,723       13,557
 7/31/1998     13,345      12,744       13,591
 8/31/1998     13,522      12,914       13,801
 9/30/1998     13,632      13,018       13,973
10/31/1998     13,585      12,974       13,973
11/30/1998     13,643      13,029       14,022
12/31/1998     13,659      13,044       14,057
 1/31/1999     13,793      13,172       14,224
 2/28/1999     13,764      13,144       14,162
 3/31/1999     13,769      13,150       14,181
 4/30/1999     13,811      13,189       14,217
 5/31/1999     13,762      13,143       14,135
 6/30/1999     13,605      12,993       13,931
 7/31/1999     13,646      13,032       13,982
 8/31/1999     13,507      12,899       13,870
 9/30/1999     13,512      12,904       13,876
10/31/1999     13,316      12,717       13,725
11/30/1999     13,442      12,837       13,871
12/31/1999     13,282      12,684       13,768
 1/31/2000     13,211      12,617       13,708
 2/29/2000     13,358      12,757       13,867
 3/31/2000     13,564      12,953       14,170
 4/30/2000     13,489      12,882       14,086
 5/31/2000     13,451      12,846       14,013
 6/30/2000     13,697      13,081       14,384
 7/31/2000     13,849      13,226       14,585
 8/31/2000     14,041      13,409       14,809
 9/30/2000     14,003      13,373       14,732
10/31/2000     14,118      13,482       14,893
11/30/2000     14,214      13,574       15,006
12/31/2000     14,448      13,798       15,377
 1/31/2001     14,549      13,894       15,529
 2/28/2001     14,572      13,917       15,578
 3/31/2001     14,692      14,031       15,718
 4/30/2001     14,535      13,881       15,547
 5/31/2001     14,673      14,013       15,715
 6/30/2001     14,790      14,125       15,820
 7/31/2001     15,049      14,372       16,054
 8/31/2001     15,288      14,600       16,319
 9/30/2001     15,025      14,349       16,264
10/31/2001     15,228      14,543       16,458
11/30/2001     15,064      14,386       16,319
12/31/2001     14,880      14,210       16,165
 1/31/2002     15,124      14,443       16,445
 2/28/2002     15,328      14,638       16,643
 3/31/2002     15,077      14,398       16,317
 4/30/2002     15,324      14,634       16,636
 5/31/2002     15,402      14,709       16,737
 6/30/2002     15,545      14,846       16,914
 7/31/2002     15,645      14,941       17,132
 8/31/2002     15,767      15,057       17,338
 9/30/2002     16,019      15,298       17,717
10/31/2002     15,612      14,910       17,424
11/30/2002     15,587      14,886       17,351
12/31/2002     15,968      15,249       17,717
 1/31/2003     15,768      15,059       17,672
 2/28/2003     16,000      15,280       17,919
 3/31/2003     15,992      15,272       17,930
 4/30/2003     16,134      15,408       18,049
 5/31/2003     16,536      15,792       18,471
 6/30/2003     16,501      15,759       18,393
 7/31/2003     15,785      15,075       17,749
 8/31/2003     15,951      15,233       17,881
 9/30/2003     16,428      15,689       18,407
10/31/2003     16,351      15,615       18,315
11/30/2003     16,561      15,816       18,505
12/31/2003     16,707      15,955       18,659
 1/31/2004     16,809      16,053       18,766
 2/29/2004     17,070      16,302       19,048
 3/31/2004     17,058      16,290       18,982
 4/30/2004     16,638      15,889       18,532
 5/31/2004     16,601      15,854       18,465
 6/30/2004     16,611      15,864       18,532
 7/31/2004     16,826      16,069       18,776
 8/31/2004     17,130      16,359       19,152
 9/30/2004     17,226      16,443       19,254

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                     1 Year   5 Years   10 Years
                                                     ------   -------   --------
Class A (Inception 5/9/77)
Net Asset Value/1/                                    4.88%    4.97%      5.59%
With Maximum Sales Charge/2/                          0.15     4.01       5.10

Class B (Inception 9/13/93)
Net Asset Value/1/                                    4.24     4.22       4.82
With CDSC/4/                                         -0.76     3.88       4.82
--------------------------------------------------------------------------------

Comparative Performance                              1 Year   5 Years   10 Years
-----------------------                              ------   -------   --------
Lehman Municipal Bond Index/3/                        4.60%    6.77%      6.77%
Morningstar Muni National Long
Fund Avg./5/                                          4.06     5.76       5.84

                                                 Yields as of September 30, 2004
--------------------------------------------------------------------------------

                                                               Class A   Class B
                                                               -------   -------
SEC 30-day yield/6/                                             3.07%      2.47%
Taxable equivalent yield/7/                                     4.72       3.80

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.cdcnvestfunds.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Credit Quality
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Aaa                  31.8%
Aa                    9.1%
A                    23.9%
Baa                  21.0%
Not Rated*           12.1%
Short Term & Other    2.1%
--------------------------------------------------------------------------------

Credit quality is based on bond ratings from Moody's Investor Services, Inc.

*Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

1 year or less   12.2%
1-5 years        15.9%
5-10 years       62.9%
10+ years         9.0%

                      Average effective maturity: 7.2 years
--------------------------------------------------------------------------------

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/  Lehman Municipal Bond Index is an unmanaged index of municipal bonds.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%.
/5/ Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/ Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

--------------------------------------------------------------------------------
                       Loomis Sayles Strategic Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:

Seeks high current income, with a secondary objective of capital growth
--------------------------------------------------------------------------------

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world
--------------------------------------------------------------------------------

Fund Inception:

May 1, 1995
--------------------------------------------------------------------------------

Managers:

Daniel J. Fuss Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFZX
Class B   NEZBX
Class C   NECZX
Class Y   NEZYX
--------------------------------------------------------------------------------

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Robust returns from high-yielding U.S. and international bonds helped Loomis Sayles Strategic Income Fund deliver impressive results. The fund's total return was 15.21% for the fiscal year ended September 30, 2004, based on the net asset value of Class A shares and $0.86 in reinvested dividends. These results far outdistanced the fund's benchmark, the Lehman Aggregate Bond Index, which returned 3.68% for the period, and Morningstar's Multisector Bond category, which averaged 7.17%. The fund's SEC yield at the end of September was 4.27%.

High-yield bonds and overseas holdings were performance drivers

Solid earnings growth in an expanding economy and the search for better yields pushed prices of corporate bonds higher, including high-yield bonds. The improving economy also contributed to lower default rates and bolstered the credit standing of lower-rated, higher-yielding bonds. A weak U.S. dollar provided momentum for fund holdings denominated in stronger foreign currencies.

Bonds denominated in Canadian dollars, which accounted for about 16% of the portfolio at the end of the period, were key contributors to performance. Record budget and trade deficits have been weakening the U.S. dollar since late 2003. Meanwhile, the Canadian dollar has appreciated significantly. Canada's economy continued to expand while the U.S. economy was going through what Federal Reserve Board Chairman Alan Greenspan described as a "soft patch." Rising prices for oil, an important export product, gave further impetus to Canada's currency.

Energy, emerging market and wireline issues aided results

Oil prices rose as global demand ran up against tight supplies. Record oil prices also rewarded the fund's commitment to emerging market securities, which represented about 10% of the portfolio. Bonds in Venezuela and Mexico, nations whose governments rely heavily on revenue from oil taxes, benefited from higher prices. Cerro Negro, a heavy oil project nearing completion in Venezuela, was recently placed under review for a possible upgrade by Moody's. Increased production and higher oil prices enabled Cerro Negro to reduce debt in 2004. Natural gas pipeline issues also gained, thanks to higher energy prices and consolidation within the industry.

Philippine Long Distance Telephone and Colt Telecom were leaders in the wireline sector. Philippine Long Distance has enjoyed rapid expansion of subscriber rolls, while Colt reduced its debt burden by buying back some convertible issues that the fund held.

Brazilian issues and Imc Global were outstanding performers

Brazil's economy continues to rebound following the election of President Lula da Silva in 2002, and the Central Bank recently raised its growth outlook. The real, Brazil's currency, has appreciated dramatically against the dollar, boosting bonds of the Federal Republic of Brazil. At IMC Global, a major producer of agricultural chemicals, strong product demand and a firm pricing environment led to good financial results. We reduced this commitment during the period because of its high valuation.

The Dominican Republic and airlines disappointed

Despite pledges of timely interest payment, fears of default dragged down the bonds of the Dominican Republic. High debt, high labor costs and expensive fuel brought heavy losses to the U.S. airline industry, leaving it severely weakened financially. We sold Delta Airlines bonds near the end of the period, as the likelihood of bankruptcy grew.

Positioned for higher rates

We expect further interest-rate hikes by the Federal Reserve Board and have been emphasizing fixed-income sectors that are less vulnerable to rising rates. As a result, we continue to focus on corporate and high-yield bonds while downplaying Treasury and agency issues. We believe careful selection among lower-rated issues offers additional return potential, though not at the levels we have seen. We are also seeking attractive opportunities in selected overseas markets to increase exposure to their strong currencies.

--------------------------------------------------------------------------------
                       Loomis Sayles Strategic Income Fund
--------------------------------------------------------------------------------

                                   Investment Results through September 30, 2004
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

                       Loomis Sayles Strategic Income Fund
                 Growth of $10,000 Investment in Class A Shares
               May 1, 1995 (inception) through September 30, 2004

                                     [Chart]

                                   Line Chart

                          Class A      Lehman      Lehman
                         @ Maximum    Aggregate   Aggregate
  Month      Net Asset     Sales        Bond        Bond
   End       Value (1)   Charge (2)   Index (3)   Index (4)
----------   ---------   ----------   ---------   ---------
  5/1/1995     10,000       9,550       10000       10,000
                                                    ------
 5/31/1995     10,014       9,563       10000       10,000
                                                    ------
 6/30/1995     10,017       9,566       10073       10,073
 7/31/1995     10,096       9,642       10051       10,058
 8/31/1995     10,192       9,733       10172       10,176
 9/30/1995     10,410       9,942       10271       10,280
10/31/1995     10,354       9,888       10405       10,407
11/30/1995     10,647      10,168       10561       10,564
12/31/1995     11,038      10,541       10709       10,724
 1/31/1996     11,302      10,793       10780       10,817
 2/29/1996     10,994      10,499       10593       10,630
 3/31/1996     11,072      10,574       10519       10,564
 4/30/1996     11,056      10,558       10460       10,521
 5/31/1996     11,231      10,726       10438       10,506
 6/30/1996     11,382      10,870       10579       10,647
 7/31/1996     11,359      10,848       10608       10,677
 8/31/1996     11,568      11,048       10590       10,674
 9/30/1996     11,973      11,434       10774       10,869
10/31/1996     12,315      11,761       11013       11,095
11/30/1996     12,815      12,239       11202       11,292
12/31/1996     12,637      12,069       11098       11,201
 1/31/1997     12,674      12,104       11132       11,249
 2/28/1997     12,874      12,295       11159       11,289
 3/31/1997     12,734      12,161       11036       11,157
 4/30/1997     12,815      12,239       11201       11,326
 5/31/1997     13,091      12,502       11307       11,446
 6/30/1997     13,388      12,786       11441       11,585
 7/31/1997     13,990      13,361       11749       11,902
 8/31/1997     13,630      13,016       11649       11,804
 9/30/1997     14,111      13,476       11821       11,986
10/31/1997     13,814      13,193       11992       12,100
11/30/1997     13,889      13,264       12048       12,166
12/31/1997     13,818      13,196       12169       12,296
 1/31/1998     14,043      13,411       12325       12,450
 2/28/1998     14,300      13,657       12316       12,460
 3/31/1998     14,606      13,949       12358       12,517
 4/30/1998     14,611      13,953       12423       12,581
 5/31/1998     14,373      13,726       12541       12,672
 6/30/1998     14,144      13,508       12647       12,755
 7/31/1998     13,967      13,339       12674       12,786
 8/31/1998     12,252      11,701       12880       12,785
 9/30/1998     12,649      12,080       13182       13,088
10/31/1998     12,786      12,210       13112       13,034
11/30/1998     13,644      13,030       13186       13,164
12/31/1998     13,581      12,970       13226       13,194
 1/31/1999     13,816      13,194       13320       13,282
 2/28/1999     13,618      13,005       13088       13,071
 3/31/1999     14,337      13,692       13160       13,171
 4/30/1999     15,256      14,570       13202       13,249
 5/31/1999     14,783      14,118       13086       13,115
 6/30/1999     14,826      14,159       13045       13,092
 7/31/1999     14,534      13,880       12989       13,039
 8/31/1999     14,352      13,707       12983       13,024
 9/30/1999     14,444      13,794       13133       13,165
10/31/1999     14,566      13,910       13182       13,220
11/30/1999     14,829      14,162       13181       13,242
12/31/1999     15,233      14,547       13117       13,216
 1/31/2000     15,091      14,412       13074       13,172
 2/29/2000     15,686      14,980       13232       13,339
 3/31/2000     15,844      15,131       13407       13,495
 4/30/2000     15,391      14,698       13368       13,452
 5/31/2000     14,894      14,223       13362       13,428
 6/30/2000     15,461      14,765       13640       13,717
 7/31/2000     15,597      14,895       13764       13,850
 8/31/2000     15,940      15,223       13964       14,052
 9/30/2000     15,520      14,821       14051       14,123
10/31/2000     14,888      14,218       14144       14,180
11/30/2000     14,810      14,144       14376       14,371
12/31/2000     15,336      14,646       14642       14,646
 1/31/2001     15,824      15,112       14882       14,933
 2/28/2001     15,800      15,089       15011       15,058
 3/31/2001     15,203      14,519       15087       15,109
 4/30/2001     14,955      14,282       15024       15,042
 5/31/2001     15,289      14,601       15115       15,150
 6/30/2001     15,247      14,561       15172       15,193
 7/31/2001     15,258      14,571       15511       15,492
 8/31/2001     15,595      14,893       15689       15,685
 9/30/2001     14,822      14,155       15872       15,798
10/31/2001     15,171      14,489       16204       16,116
11/30/2001     15,387      14,695       15980       15,927
12/31/2001     15,316      14,627       15879       15,832
 1/31/2002     15,491      14,794       16007       15,965
 2/28/2002     15,677      14,971       16162       16,114
 3/31/2002     15,857      15,143       15894       15,881
 4/30/2002     16,241      15,510       16202       16,184
 5/31/2002     16,585      15,839       16339       16,306
 6/30/2002     16,321      15,587       16481       16,365
 7/31/2002     15,934      15,217       16680       16,504
 8/31/2002     16,381      15,643       16961       16,808
 9/30/2002     16,159      15,432       17236       17,049
10/31/2002     16,481      15,739       17157       16,990
11/30/2002     17,097      16,328       17153       17,036
12/31/2002     17,689      16,893       17507       17,389
 1/31/2003     18,186      17,368       17522       17,436
 2/28/2003     18,677      17,837       17765       17,684
 3/31/2003     18,858      18,010       17751       17,701
 4/30/2003     19,941      19,043       17897       17,910
 5/31/2003     20,938      19,996       18231       18,252
 6/30/2003     21,202      20,247       18195       18,248
 7/31/2003     20,625      19,697       17583       17,661
 8/31/2003     20,862      19,923       17700       17,787
 9/30/2003     21,882      20,898       18168       18,262
10/31/2003     22,377      21,370       17999       18,131
11/30/2003     22,999      21,964       18042       18,194
12/31/2003     23,852      22,779       18226       18,401
 1/31/2004     24,277      23,184       18372       18,560
 2/29/2004     24,260      23,168       18571       18,743
 3/31/2004     24,577      23,471       18710       18,892
 4/30/2004     23,557      22,497       18223       18,409
 5/31/2004     23,164      22,122       18150       18,316
 6/30/2004     23,604      22,542       18253       18,432
 7/31/2004     23,833      22,761       18434       18,628
 8/31/2004     24,567      23,462       18786       18,997
 9/30/2004     25,197      24,061       18837       19,071

                              Average Annual Total Returns -- September 30, 2004
--------------------------------------------------------------------------------

                                                                       Since
                                           1 Year/7/   5 Years/7/   Inception/7/
                                           ---------   ----------   ------------
Class A (Inception 5/1/95)
Net Asset Value/1/                           15.21%      11.78%        10.31%
With Maximum Sales Charge/2/                 10.05       10.76          9.77

Class B (Inception 5/1/95)
Net Asset Value/1/                           14.27       10.93          9.47
With CDSC/5/                                  9.27       10.67          9.47

Class C (Inception 5/1/95)
Net Asset Value/1/                           14.27       10.94          9.45
With CDSC/5/                                 13.27       10.94          9.45

Class Y (Inception 12/1/99)
Net Asset Value/1/                           15.47          --         11.95
--------------------------------------------------------------------------------

                                                            Since
                                                           Class A,        Since
                                                           B and C        Class Y
Comparative Performance               1 Year   5 Years   Inception/8/   Inception/8/
-----------------------               ------   -------   ------------   ------------
Lehman Aggregate Bond Index/3/         3.68%    7.48%        7.02%          7.92%
Lehman U.S. Universal Bond Index/4/    4.43     7.69         7.16           8.03
Morningstar Multi-Sector Bond
   Fund Avg./6/                        7.17     6.73         6.65           5.98

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a prede-cessor fund. For performance current to the most recent month-end, visit www.cdcnvestfunds.com. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              Portfolio as of September 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Credit Quality
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Aaa                  21.4%
Aa                    8.8%
A                     0.4%
Baa                   4.1%
Ba                   11.9%
B                    22.8%
Caa                   8.6%
Ca                    1.4%
Not Rated*            8.9%
Short Term & Other   11.7%

Credit quality is based on bond ratings from Moody's Investor Services, Inc.

*Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.
--------------------------------------------------------------------------------

                                                              Effective Maturity
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

1 year or less   10.1%
1-5 years        34.6%
5-10 years       19.2%
10+ years        36.1%

                     Average Effective Maturity: 11.3 years
--------------------------------------------------------------------------------

Notes to Charts

/1/ Does not include a sales charge. Effective 2/1/04, a 1% front end sales charge was removed from Class C shares.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/ Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Indexes, among other indexes.
/5/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/ Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any CDC Nvest Fund, contact your financial professional or call CDC Nvest Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

Proxy Voting Information

A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling CDC Nvest Funds at 800-225-5478; on the funds' website at www.cdcnvestfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the funds' website and the SEC's website.

Quarterly Portfolio Schedules

Beginning next quarter, the funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Understanding Your Funds' Expenses
--------------------------------------------------------------------------------

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2004 through September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,008.20             $5.87
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.15             $5.91
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,004.90             $9.62
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.40             $9.67
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,004.90             $9.62
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.40             $9.67
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,009.30             $4.57
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.45             $4.60
----------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.17%, 1.92%, 1.92% and 0.91% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles Government Securities Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,007.30            $ 6.77
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.25            $ 6.81
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,002.70            $10.51
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.50            $10.58
----------------------------------------------------------------------------------------------------
                 Class Y
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,006.20            $ 7.82
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.20            $ 7.87
----------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.35%, 2.10%, and 1.56% for Class A, B, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

----------------------------------------------------------------------------------------------------
                                           Beginning Account   Ending Account   Expenses Paid During
                                                 Value              Value              Period*
                                                 4/1/04            9/30/04        4/1/04 - 9/30/04
----------------------------------------------------------------------------------------------------
Loomis Sayles High Income Fund
----------------------------------------------------------------------------------------------------
                 Class A
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,021.00            $ 8.54
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.55            $ 8.52
----------------------------------------------------------------------------------------------------
                 Class B
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,019.30            $12.37
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,012.75            $12.33
----------------------------------------------------------------------------------------------------
                 Class C
----------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,019.30            $12.37
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,012.75            $12.33
----------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.69%, 2.45%, and 2.45% for Class A, B, and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                Beginning Account   Ending Account   Expenses Paid During
                                                      Value              Value              Period*
                                                      4/1/04            9/30/04        4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------
Loomis Sayles Limited Term Govt and Agcy Fund
---------------------------------------------------------------------------------------------------------
                   Class A
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,000.10            $ 6.55
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,018.45            $ 6.61
---------------------------------------------------------------------------------------------------------
                   Class B
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  996.60            $10.03
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,014.95            $10.13
---------------------------------------------------------------------------------------------------------
                   Class C
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $  996.60            $10.03
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,014.95            $10.13
---------------------------------------------------------------------------------------------------------
                   Class Y
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,000.60            $ 5.85
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,019.15            $ 5.91
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.31%, 2.01%, 2.01% and 1.17% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

---------------------------------------------------------------------------------------------------------
                                                Beginning Account   Ending Account   Expenses Paid During
                                                      Value              Value              Period*
                                                      4/1/04            9/30/04        4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------
Loomis Sayles MA Tax Free Income Fund
---------------------------------------------------------------------------------------------------------
                   Class A
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,009.80            $ 6.53
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,018.50            $ 6.56
---------------------------------------------------------------------------------------------------------
                   Class B
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,006.30            $10.03
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,015.00            $10.08
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.30%, and 2.00% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                Beginning Account   Ending Account   Expenses Paid During
                                                      Value              Value              Period*
                                                      4/1/04            9/30/04        4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund
---------------------------------------------------------------------------------------------------------
                   Class A
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,010.00            $5.58
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,019.45            $5.60
---------------------------------------------------------------------------------------------------------
                   Class B
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,007.60            $9.34
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,015.70            $9.37
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.11%, and 1.86% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

---------------------------------------------------------------------------------------------------------
                                                Beginning Account   Ending Account   Expenses Paid During
                                                      Value              Value              Period*
                                                      4/1/04            9/30/04        4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund
---------------------------------------------------------------------------------------------------------
                   Class A
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,025.70            $ 6.23
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,018.85            $ 6.21
---------------------------------------------------------------------------------------------------------
                   Class B
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,021.10            $10.00
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,015.10            $ 9.97
---------------------------------------------------------------------------------------------------------
                   Class C
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,021.90            $10.01
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,015.10            $ 9.97
---------------------------------------------------------------------------------------------------------
                   Class Y
---------------------------------------------------------------------------------------------------------
Actual                                                $1,000           $1,026.50            $ 5.07
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000           $1,020.00            $ 5.05
---------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio: 1.23%, 1.98%, 1.98% and 1.00% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 (to reflect the half-year period).

--------------------------------------------------------------------------------
          Loomis Sayles Core Plus Bond Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 96.0% of Total Net Assets
              Aerospace & Defense -- 0.6%
$ 1,400,000   Northrop Grumman Corp., Note
              7.125%, 2/15/2011                                      $ 1,609,248
                                                                     -----------
              Asset Backed Securities -- 6.3%
  2,000,000   American Express Credit Account Master Trust, Series
              2003-4, Class A
              1.690%, 1/15/2009                                        1,963,090
    690,000   AmeriCredit Automobile Receivables Trust, Series
              2003-D-M, Class A-4
              2.840%, 8/06/2010                                          687,019
  3,755,000   BMW Vehicle Owner Trust, Series 2004-A, Class A4
              3.320%, 2/25/2009                                        3,767,161
  3,675,000   Citibank Credit Card Issuance Trust, Series 2003-A2,
              Class A2
              2.700%, 1/15/2008                                        3,677,862
    762,936   Connecticut RRB Special Purpose Trust Connecticut
              Light & Power, Series 2001-1, Class A2
              5.360%, 3/30/2007                                          772,424
  3,430,000   Countrywide Asset-Backed Certificates, Series
              2003-5, Class AF4
              4.905%, 8/25/2032                                        3,505,410
  1,730,000   Ford Credit Auto Owner Trust, Series 2004-A,
              Class A4
              3.540%, 11/15/2008                                       1,741,954
  1,850,000   Residential Asset Securities Corp., Series
              2003-KS10, Class AI4
              4.470%, 3/25/2032                                        1,861,265
                                                                     -----------
                                                                      17,976,185
                                                                     -----------
              Automotive -- 3.5%
  1,510,000   Ford Motor Credit Co., Global Note
              5.625%, 10/01/2008 (c)                                   1,561,361
    715,000   General Motors Acceptance Corp., Note
              8.000%, 11/01/2031                                         740,019
  4,325,000   General Motors Corp., Senior Note
              8.375%, 7/15/2033                                        4,592,164
  2,880,000   Navistar International Corp., Senior Subordinated
              Note
              9.375%, 6/01/2006                                        3,088,800
                                                                     -----------
                                                                       9,982,344
                                                                     -----------
              Banking -- 1.6%
    830,000   Bank of America Corp., Senior Note
              5.875%, 2/15/2009                                          898,595
  1,400,000   Chevy Chase Bank FSB, Subordinated Note
              6.875%, 12/01/2013                                       1,414,000
    715,000   JPMorgan Chase & Co., Global Subordinated Note
              5.750%, 1/02/2013                                          761,313
  1,200,000   State Street Institutional Capital A, Series A,
              Guaranteed Note, 144A
              7.940%, 12/30/2026                                       1,367,404
                                                                     -----------
                                                                       4,441,312
                                                                     -----------
              Beverage -- 1.2%
  3,125,000   Cia Brasileira de Bebidas, Guaranteed Note
              8.750%, 9/15/2013                                        3,531,250
                                                                     -----------
              Brokerage -- 1.7%
    675,000   Goldman Sachs Group, Inc., Senior Note
              6.600%, 1/15/2012                                          753,817
  3,815,000   Lehman Brothers Holdings, Inc., Note
              7.000%, 2/01/2008                                        4,210,150
                                                                     -----------
                                                                       4,963,967
                                                                     -----------
              Chemicals -- 3.1%
    475,000   Eastman Chemical Co., Note
              3.250%, 6/15/2008                                          464,657
$ 2,930,000   Eastman Chemical Co., Note
              6.300%, 11/15/2018                                     $ 3,136,914
  1,470,000   ICI Wilmington, Inc., Guaranteed Note
              5.625%, 12/01/2013                                       1,510,628
  3,045,000   IMC Global, Inc., Senior Note
              10.875%, 6/01/2008                                       3,692,062
                                                                     -----------
                                                                       8,804,261
                                                                     -----------
              Construction Machinery -- 0.6%
  1,600,000   Case New Holland, Inc., Senior Note, 144A
              9.250%, 8/01/2011                                        1,792,000
                                                                     -----------
              Consumer Cyclical Services -- 0.3%
    770,000   Service Corp. International, US, Senior Note, 144A
              6.750%, 4/01/2016                                          770,000
                                                                     -----------
              Consumer Products -- 0.5%
  1,375,000   Jostens IH Corp., Senior Subordinated Note, 144A
              7.625%, 10/01/2012                                       1,381,875
                                                                     -----------
              Electric -- 3.6%
    950,000   Centerpoint Energy, Inc., Series B, Senior Note
              5.875%, 6/01/2008                                          991,724
  1,455,000   Duke Energy Corp., Senior Note
              4.200%, 10/01/2008                                       1,469,904
  2,030,000   Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                        2,265,998
  2,150,000   FirstEnergy Corp., Note, Series B
              6.450%, 11/15/2011                                       2,345,370
  1,325,000   Ipalco Enterprises, Inc., Senior Secured Note
              8.375%, 11/14/2008                                       1,477,375
  1,450,000   Southern California Edison Co., Note
              7.625%, 1/15/2010                                        1,682,919
                                                                     -----------
                                                                      10,233,290
                                                                     -----------
              Environmental -- 0.8%
  1,250,000   Allied Waste North America, Inc., Senior Note
              8.500%, 12/01/2008                                       1,356,250
  1,015,000   Allied Waste North America, Senior Note
              6.500%, 11/15/2010 (c)                                   1,004,850
                                                                     -----------
                                                                       2,361,100
                                                                     -----------
              Food and Beverage -- 0.5%
    788,000   Dean Foods Co., Senior Note
              6.900%, 10/15/2017                                         807,700
    702,000   Dean Foods Co., Senior Note
              8.150%, 8/01/2007                                          763,425
                                                                     -----------
                                                                       1,571,125
                                                                     -----------
              Gaming -- 0.2%
    450,000   Harrah's Operating Co., Inc., Guaranteed Senior Note
              7.500%, 1/15/2009                                          503,442
    185,000   Harrah's Operating Co., Inc., Senior Note
              7.125%, 6/01/2007                                          200,727
                                                                     -----------
                                                                         704,169
                                                                     -----------
              Government Agencies -- 7.0%
 10,400,000   FHLMC
              2.875%, 12/15/2006 (c)                                  10,389,371
  2,750,000   FHLMC
              3.220%, 6/20/2007 (SGD)                                  1,682,615
  6,600,000   FNMA
              2.290%, 2/19/2009 (SGD)                                  3,869,111

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
    Loomis Sayles Core Plus Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
              Government Agencies -- continued
$ 3,710,000   FNMA
              5.250%, 1/15/2009                                      $ 3,951,387
                                                                     -----------
                                                                      19,892,484
                                                                     -----------
              Healthcare -- 1.1%
  3,050,000   HCA, Inc., Note
              6.950%, 5/01/2012                                        3,293,277
                                                                     -----------
              Home Construction -- 0.5%
  1,315,000   Pulte Homes, Inc., Senior Note
              4.875%, 7/15/2009                                        1,345,120
                                                                     -----------
              Independent Energy -- 0.5%
  1,295,000   Pioneer Natural Resources Co., Senior Note
              6.500%, 1/15/2008                                        1,403,766
                                                                     -----------
              Industrial Other -- 1.1%
  2,865,000   Aramark Services, Inc., Guaranteed Note
              7.000%, 7/15/2006                                        3,043,561
                                                                     -----------
              Media - Broadcasting & Publishing -- 0.5%
  1,290,000   Time Warner, Inc., Note
              7.700%, 5/01/2032                                        1,500,008
                                                                     -----------
              Media Cable -- 3.3%
  2,000,000   CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                        2,040,000
    515,000   CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                          531,737
  4,000,000   Shaw Communications, Inc., Senior Note
              7.400%, 10/17/2007 (CAD)                                 3,340,599
  2,785,000   TeleCommunications, Inc., Note
              9.800%, 2/01/2012                                        3,550,998
                                                                     -----------
                                                                       9,463,334
                                                                     -----------
              Media Non Cable -- 0.5%
  1,435,000   Clear Channel Communications, Inc., Global Note
              4.250%, 5/15/2009                                        1,421,917
                                                                     -----------
              Metals and Mining -- 0.5%
  1,500,000   International Steel Group, Inc., Note, 144A
              6.500%, 4/15/2014                                        1,500,000
                                                                     -----------
              Mortgage Related -- 21.4%
  2,965,002   FHLMC
              4.000%, 7/01/2019                                        2,896,053
  5,647,854   FHLMC
              4.500%, 8/01/2018                                        5,642,596
 10,550,826   FHLMC
              5.000%, with various maturities to 2034(d)              10,563,736
  2,591,427   FHLMC
              5.500%, with various maturities to 2018(d)               2,680,818
  5,589,139   FNMA
              4.500%, with various maturities to 2034(d)               5,391,981
  3,721,483   FNMA
              5.000%, with various maturities to 2034(d)               3,746,922
  9,105,368   FNMA
              5.500%, with various maturities to 2034(d)               9,295,662
  2,507,481   FNMA
              6.000%, with various maturities to 2033(d)               2,631,033
  6,939,849   FNMA
              6.500%, with various maturities to 2034(d)               7,285,698
    694,114   FNMA
              7.000%, with various maturities to 2030(d)                 736,695
    758,404   FNMA
              7.500%, with various maturities to 2032(d)                 812,991
$ 1,650,000   FNMA (TBA)
              6.000%, 11/01/2034                                     $ 1,700,015
  1,935,152   GNMA
              5.500%, 2/20/2034                                        1,968,110
    814,838   GNMA
              6.000%, with various maturities to 2032(d)                 847,887
  2,660,039   GNMA
              6.500%, with various maturities to 2032(d)               2,810,863
  1,077,322   GNMA
              7.000%, with various maturities to 2029(d)               1,151,611
    297,282   GNMA
              7.500%, with various maturities to 2030(d)                 321,096
    121,076   GNMA
              8.000%, 11/15/2029                                         132,236
    315,130   GNMA
              8.500%, with various maturities to 2023(d)                 348,996
     30,666   GNMA
              9.000%, with various maturities to 2016(d)                  34,461
     85,261   GNMA
              11.500%, with various maturities to 2015(d)                 97,411
                                                                     -----------
                                                                      61,096,871
                                                                     -----------
              Non Captive Consumer Financial -- 1.4%
  1,305,000   Capital One Bank
              6.500%, 6/13/2013                                        1,427,051
  1,380,000   Countrywide Home Loans, Inc., Note, (MTN)
              5.500%, 8/01/2006                                        1,439,322
    982,000   Household Finance Corp., Note
              5.750%, 1/30/2007                                        1,037,958
                                                                     -----------
                                                                       3,904,331
                                                                     -----------
              Non Captive Diversified Financial -- 0.5%
    500,000   General Electric Capital Corp., Series E, Note,
              (MTN)
              1.725%, 6/27/2008 (SGD)                                    288,726
  1,080,000   International Lease Finance Corp., Global Note
              5.625%, 6/01/2007                                        1,140,941
                                                                     -----------
                                                                       1,429,667
                                                                     -----------
              Oil & Gas -- 0.7%
  1,750,000   Transocean Sedco Forex, Inc., Note
              6.625%, 4/15/2011                                        1,954,206
                                                                     -----------
              Paper -- 4.5%
  3,165,000   Abitibi-Consolidated Finance, LP, Note
              7.875%, 8/01/2009                                        3,299,512
  1,495,000   Abitibi-Consolidated, Inc., Note
              8.550%, 8/01/2010                                        1,603,387
  3,130,000   Boise Cascade Corp., Senior Note
              6.500%, 11/01/2010                                       3,489,950
  1,200,000   Georgia-Pacific Corp., Note
              7.375%, 12/01/2025                                       1,278,000
    480,000   Georgia-Pacific Corp., Note
              8.875%, 5/15/2031                                          582,000
  2,705,000   International Paper Co., Note
              4.000%, 4/01/2010                                        2,643,055
                                                                     -----------
                                                                      12,895,904
                                                                     -----------
              Pharmaceuticals -- 1.0%
  2,750,000   Valeant Pharmaceuticals International, Senior Note
              7.000%, 12/15/2011                                       2,784,375
                                                                     -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
    Loomis Sayles Core Plus Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
             Pipelines -- 1.2%
$  520,000   Enterprise Products Operating, LP, Senior Note
             4.625%, 10/15/2009                                     $    524,319
 2,464,000   Kinder Morgan Energy Partners, LP, Note
             7.125%, 3/15/2012(c)                                      2,806,755
                                                                    ------------
                                                                       3,331,074
                                                                    ------------
             Railroads -- 1.2%
 1,155,000   CSX Corp., Note
             4.875%, 11/01/2009                                        1,187,684
 2,350,000   Union Pacific Corp., Senior Note
             5.375%, 5/01/2014                                         2,370,024
                                                                    ------------
                                                                       3,557,708
                                                                    ------------
             Real Estate Investment Trusts -- 1.0%
 1,250,000   iStar Financial, Inc., Senior Note
             6.000%, 12/15/2010                                        1,300,592
 1,340,000   Simon Property Group, LP, Note
             6.375%, 11/15/2007                                        1,449,213
                                                                    ------------
                                                                       2,749,805
                                                                    ------------
             Refining -- 0.7%
 1,775,000   Premcor Refining Group (The), Inc., Senior Note
             7.500%, 6/15/2015                                         1,908,125
                                                                    ------------
             Restaurants -- 0.1%
   292,000   Domino's, Inc., Senior Subordinated Note
             8.250%, 7/01/2011                                           316,090
                                                                    ------------
             Sovereigns -- 4.0%
 4,785,000   Canada Government
             5.500%, 6/01/2010 (CAD)                                   4,040,684
 3,000,000   Pemex Finance, Ltd., Series 1998, Class 18NT
             9.150%, 11/15/2018                                        3,677,970
 3,265,000   Pemex Project Funding Master Trust, Note
             7.875%, 2/01/2009                                         3,640,475
                                                                    ------------
                                                                      11,359,129
                                                                    ------------
             Supermarkets -- 2.7%
 1,365,000   Couche-Tard US, LP/Couche-Tard Finance Corp.,
             Senior Subordinated Note
             7.500%, 12/15/2013                                        1,453,725
 2,155,000   Delhaize America, Inc., Note
             8.125%, 4/15/2011                                         2,461,062
   560,000   Delhaize America, Inc., Note
             9.000%, 4/15/2031                                           673,875
 2,720,000   Fred Meyer, Inc., Note
             7.450%, 3/01/2008                                         3,038,039
                                                                    ------------
                                                                       7,626,701
                                                                    ------------
             Supranationals -- 1.0%
 2,160,000   Inter-American Development Bank, Note
             5.500%, 3/30/2010 (EUR)                                   2,957,310
                                                                    ------------
             Telecommunications -- 0.3%
   730,000   Sprint Capital Corp., Note
             6.125%, 11/15/2008                                          787,946
                                                                    ------------
             Tobacco -- 1.1%
 1,495,000   Altria Group, Inc., Note
             7.000%, 11/04/2013                                        1,559,828
 1,550,000   Philip Morris Cos., Inc., Note
             7.750%, 1/15/2027                                         1,637,271
                                                                    ------------
                                                                       3,197,099
                                                                    ------------
             Transportation Services -- 0.3%
$1,015,000   Overseas Shipholding Group, Senior Note
             7.500%, 2/15/2024                                      $    985,819
                                                                    ------------
             Treasuries -- 8.5%
 2,803,503   U.S. Treasury Inflation Indexed Note
             2.000%, 7/15/2014                                         2,865,707
 6,405,000   U.S. Treasury Note
             1.875%, 12/31/2005 (e)                                    6,372,226
 3,495,000   U.S. Treasury Note
             2.750%, 7/31/2006                                         3,508,106
 2,800,000   U.S. Treasury Note
             3.250%, 8/15/2007                                         2,830,954
 8,510,000   U.S. Treasury Note
             3.500%, 11/15/2006                                        8,659,257
                                                                    ------------
                                                                      24,236,250
                                                                    ------------
             Wirelines -- 4.9%
 1,095,000   AT&T Corp., Senior Note
             8.750%, 11/15/2031                                        1,193,550
 1,650,000   GTE Corp., Note
             7.900%, 2/01/2027                                         1,810,858
 3,200,000   LCI International, Inc., Senior Note
             7.250%, 6/15/2007                                         2,904,000
 1,240,000   Qwest Corp., Note
             7.200%, 11/10/2026                                        1,081,900
   670,000   Qwest Corp., Note
             7.250%, 9/15/2025                                           603,000
 3,600,000   Sprint Capital Corp., Note
             6.875%, 11/15/2028                                        3,776,015
 1,045,000   TELUS Corp., Note
             8.000%, 6/01/2011                                         1,224,467
 1,675,000   U.S. West Communications, Inc., Note
             7.500%, 6/15/2023                                         1,524,250
                                                                    ------------
                                                                      14,118,040
                                                                    ------------
             Total Bonds and Notes (Identified Cost $265,278,317)    274,182,043
                                                                    ------------

 Principal
  Amount
--------------------------------------------------------------------------------
Short Term Investments -- 7.5%
 10,720,637   Repurchase Agreement with Investors Bank & Trust
              Co. dated 9/30/2004 at 1.27% to be repurchased at
              $10,721,015 on 10/01/2004, collateralized by
              $11,713,198 Federal Home Loan Mortgage Bond,
              4.009%, due 4/01/2004 valued at $11,256,668             10,720,637
  1,166,676   Bank of America, 1.875%, due 10/19/2004(g)               1,166,676
    188,289   Bank of Montreal, 1.76%, due 10/25/2004(g)                 188,289
    280,003   Bank of Nova Scotia, 1.75%, due 10/21/2004(g)              280,003
    583,338   Bank of Nova Scotia, 1.76%, due 11/12/2004(g)              583,338
    665,005   BGI Institutional Money Market Fund(g)                     665,005
    583,338   BNP Paribas, 1.80%, due 11/23/2004(g)                      583,338
    350,003   Falcon Asset Securitization Corp, 1.612%, due              350,003
              10/01/2004(g)
    116,668   Fortis Bank, 1.69%, due 10/14/2004(g)                      116,668
    348,397   Greyhawk Funding, 1.772%, due 10/19/2004(g)                348,397
    378,417   Merrill Lynch Premier Institutional Fund(g)                378,417
    933,341   Merrimac Cash Fund-Premium Class(g)                        933,341
    933,341   Royal Bank of Canada, 1.78%, due 11/10/2004(g)             933,341
    350,003   Royal Bank of Scotland, 1.60%, due 10/15/2004(g)           350,003
    350,003   Royal Bank of Scotland, 1.65%, due 10/29/2004(g)           350,003

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
    Loomis Sayles Core Plus Bond Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Short Term Investments -- continued
$    35,000   Royal Bank of Scotland, 1.67%, due 11/02/2004(g)     $     35,000
    781,673   Royal Bank of Scotland, 1.88%, due 12/23/2004(g)          781,673
    114,988   Sheffield Receivables Corp, 1.622%, due                   114,988
              10/04/2004(g)
    350,003   Sheffield Receivables Corp, 1.773%, due                   350,003
              10/20/2004(g)
    233,335   Toronto Dominion Bank, 1.70%, due 11/08/2004(g)           233,335
  1,705,000   U.S. Treasury Bills, 1.635%, due 12/09/2004(f)          1,698,417
    350,003   Wells Fargo, 1.60%, due 10/04/2004(g)                     350,003
                                                                   ------------
              Total Short Term Investments (Identified Cost
              $21,510,878)                                           21,510,878
                                                                   ------------
              Total Investments -- 103.5%
              (Identified Cost $286,789,195)(b)                     295,692,921
              Other assets less liabilities                         (10,025,649)
                                                                   ------------
              Total Net Assets -- 100%                             $285,667,272
                                                                   ============

        (a)   See Note 2a of Notes to Financial Statements.
        (b)   Federal Tax Information:

              At September 30, 2004, the net unrealized appreciation on investments based on cost of $287,786,671 for federal income tax purposes was as follows:

              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                         $ 9,462,672
              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value                                        (1,556,422)
                                                                    -----------
              Net unrealized appreciation                           $ 7,906,250
                                                                    ===========

              At September 30, 2004, the Fund had a capital loss carryover of approximately $23,293,740 of which $1,530,375 expires on September 30, 2008 and $21,763,365 expires on September 30, 2010. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

              At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,986,290 in undistributed ordinary income and $0 in undistributed long-term gains.

        (c) All or a portion of this security was on loan to brokers at September 30, 2004.
        (d) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
        (e) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations
        (f)   Rate is yield to maturity.
        (g)   Represents investments of securities lending collateral.

      FHLMC   Federal Home Loan Mortgage Corporation
       FNMA   Federal National Mortgage Association
       GNMA   Government National Mortgage Association
        MTN   Medium Term Note
        TBA   To Be Announced (see Note 2g of Notes to
              Financial Statements)
       144A   Securities exempt from registration under Rule Act of 1933. 144A of the Securities These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $6,811,279 or 2.4% of net assets.

        CAD   Canadian Dollar
        EUR   Euro
        SGD   Singapore Dollar

Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

              Mortgage Related                        21.4%
              Treasuries                               8.5
              Short Term Investments                   7.5
              Government Agencies                      7.0
              Asset Backed Securities                  6.3
              Wirelines                                4.9
              Paper                                    4.5
              Sovereigns                               4.0
              Electric                                 3.6
              Automotive                               3.5
              Media Cable                              3.3
              Chemicals                                3.1
              Supermarkets                             2.7
              Other, less than 2% each                23.2

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       Loomis Sayles Government Securities Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 99.0% of Total Net Assets
              Government Agencies -- 1.0%
$   600,000   FNMA
              6.625%, 9/15/2009                                     $   675,966
                                                                    -----------
              Mortgage Related -- 15.6%
  4,267,148   FNMA
              4.500%, 9/01/2033                                       4,119,963
  4,244,966   FNMA
              5.500%, with various maturities to 2034(c)              4,310,477
    280,108   FNMA
              6.500%, 11/01/2031                                        294,015
    204,322   FNMA
              7.500%, 12/01/2030                                        218,994
  1,378,410   GNMA
              6.500%, 5/15/2031                                       1,456,303
     12,139   GNMA
              8.500%, 2/15/2006                                          12,650
     80,983   GNMA
              9.000%, with various maturities to 2009(c)                 87,389
     33,202   GNMA
              9.500%, 8/15/2009                                          36,444
      2,260   GNMA
              10.000%, 9/15/2016                                          2,532
      4,053   GNMA
              12.500%, 6/15/2014                                          4,674
                                                                    -----------
                                                                     10,543,441
                                                                    -----------
              Treasuries -- 82.4%
  3,005,000   U.S. Treasury Bond
              5.250%, 2/15/2029(d)                                    3,128,369
 13,000,000   U.S. Treasury Bond
              7.250%, 5/15/2016                                      16,364,764
 10,000,000   U.S. Treasury Bond
              8.750%, 5/15/2017                                      14,108,980
 13,665,828   U.S. Treasury Inflation Indexed Bond
              2.375%, 1/15/2025                                      14,236,486
  4,615,000   U.S. Treasury Note
              1.625%, 9/30/2005                                       4,589,581
  4,000,000   U.S. Treasury STRIPS
              Zero Coupon, 11/15/2014                                 3,324,336
                                                                    -----------
                                                                     55,752,516
                                                                    -----------
              Total Bonds and Notes (Identified Cost
              $63,218,493)                                           66,971,923
                                                                    -----------

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
Short Term Investments -- 1.3%
$   218,192   Repurchase Agreement with Investors Bank &
              Trust Co. dated 9/30/2004 at 1.27% to be
              repurchased at $218,200 on 10/01/2004,
              collateralized by $224,863 Federal National
              Mortgage Association Bond, 4.449% due 1/01/2033
              valued at $229,102                                    $   218,192
     83,633   Bank of America, 1.875%, due 10/19/2004(e)                 83,633
     13,498   Bank of Montreal, 1.76%, due 10/25/2004(e)                 13,498
     20,072   Bank of Nova Scotia, 1.75%, due 10/21/2004(e)              20,072
     41,817   Bank of Nova Scotia, 1.76%, due 11/12/2004(e)              41,817
     47,671   BGI Institutional Money Market Fund(e)                     47,671
     41,817   BNP Paribas, 1.80%, due 11/23/2004(e)                      41,817
     25,090   Falcon Asset Securitization Corp, 1.612%, due              25,090
              10/01/2004(e)
      8,363   Fortis Bank, 1.69%, due 10/14/2004(e)                       8,363
     24,975   Greyhawk Funding, 1.772%, due 10/19/2004(e)                24,975
     27,127   Merrill Lynch Premier Institutional Fund(e)                27,127
$    66,907   Merrimac Cash Fund-Premium Class(e)                   $    66,907
     66,907   Royal Bank of Canada, 1.78%, due 11/10/2004(e)             66,907
     25,090   Royal Bank of Scotland, 1.60%, due 10/15/2004(e)           25,090
     25,090   Royal Bank of Scotland, 1.65%, due 10/29/2004(e)           25,090
      2,509   Royal Bank of Scotland, 1.67%, due 11/02/2004(e)            2,509
     56,034   Royal Bank of Scotland, 1.88%, due 12/23/2004(e)           56,034
      8,243   Sheffield Receivables Corp, 1.622%, due                     8,243
              10/04/2004(e)
     25,090   Sheffield Receivables Corp, 1.773%, due                    25,090
              10/20/2004(e)
     16,727   Toronto Dominion Bank, 1.70%, due 11/08/2004(e)            16,727
     25,090   Wells Fargo, 1.60%, due 10/04/2004(e)                      25,090
                                                                    -----------
              Total Short Term Investments (Identified Cost
              $869,942)                                                 869,942
                                                                    -----------
              Total Investments -- 100.3%
              (Identified Cost $64,088,435)(b)                       67,841,865
              Other assets less liabilities                            (190,692)
                                                                    -----------
              Total Net Assets -- 100%                              $67,651,173
                                                                    ===========

        (a)   See Note 2a of Notes to Financial Statements.
        (b)   Federal Tax Information:
              At September 30, 2004, the net unrealized
              appreciation on investments based on cost of
              $64,999,184 for federal income tax purposes was
              as follows:
              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                         $ 2,922,795
              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of tax
              cost over value                                           (80,114)
                                                                    -----------
              Net unrealized appreciation                           $ 2,842,681
                                                                    ===========

              At September 30, 2004, the Fund had a capital loss carryover of approximately $6,350,787 of which $5,687,678 expires on September 30, 2007 and $663,109 expires on September 30, 2008. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

              For the year ended September 30, 2004, the Fund has elected to defer $680,774 of capital losses attributable to Post-October losses.

              At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $83,740 in undistributed ordinary income and $0 in undistributed long-term gains.

        (c) The Fund's investment in mortgage related securities of the Federal National Mortgage Association and the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer and for United States Treasury Bonds which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
        (d) All or a portion of this security was on loan to brokers at September 30, 2004.
        (e) Represents investments of securities lending collateral.

       FNMA   Federal National Mortgage Association
       GNMA   Government National Mortgage Association
     STRIPS   Separate Trading of Registered Interest and
              Principal of Securities

Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

              Treasuries                 82.4%
              Mortgage Related           15.6
              Other, less than 2% each    2.3

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            Loomis Sayles High Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 93.5% of Total Net Assets
              Aerospace & Defense -- 0.6%
$   250,000   TD Funding Corp., Senior Subordinated Note
              8.375%, 7/15/2011                                       $  267,500
                                                                      ----------
              Airlines -- 2.5%
    169,164   Continental Airlines, Inc., Series 1998-1, Class 1A
              6.648%, 9/15/2017                                          158,344
    170,379   Continental Airlines, Inc., Series 1998-1, Class 1B
              6.748%, 3/15/2017                                          131,057
     61,917   Continental Airlines, Inc., Series 1999-1, Class C
              6.954%, 8/02/2009                                           47,119
    111,776   Continental Airlines, Inc., Series 1999-2, Class B
              7.566%, 3/15/2020                                           86,447
    870,000   Northwest Airlines Corp., Senior Note
              8.875%, 6/01/2006(c)                                       730,800
                                                                      ----------
                                                                       1,153,767
                                                                      ----------
              Automotive -- 2.7%
    600,000   Cummins, Inc., Note
              7.125%, 3/01/2028                                          600,000
    500,000   Dana Corp., Note
              9.000%, 8/15/2011                                          603,750
                                                                      ----------
                                                                       1,203,750
                                                                      ----------
              Building Materials -- 0.3%
    110,000   Jacuzzi Brands, Inc., Senior Note
              9.625%, 7/01/2010                                          121,550
                                                                      ----------
              Chemicals -- 1.9%
    585,000   Ethyl Corp., Senior Note
              8.875%, 5/01/2010                                          631,800
    200,000   Nalco Co., Senior Subordinated Note
              8.875%, 11/15/2013(c)                                      215,000
                                                                      ----------
                                                                         846,800
                                                                      ----------
              Construction Machinery -- 2.0%
    350,000   Case Credit Corp., Note
              6.750%, 10/21/2007(c)                                      358,750
    100,000   Case New Holland, Inc., Senior Note, 144A
              9.250%, 8/01/2011                                          112,000
     80,000   Great Lakes Dredge & Dock Corp., Senior
              Subordinated Note
              7.750%, 12/15/2013                                          69,200
    400,000   United Rentals North America, Inc., Senior
              Subordinated Note
              7.000%, 2/15/2014(c)                                       355,000
                                                                      ----------
                                                                         894,950
                                                                      ----------
              Consumer Products -- 0.5%
     90,000   Jostens IH Corp., Senior Subordinated Note, 144A
              7.625%, 10/01/2012                                          90,450
    120,000   Rayovac Corp., Senior Subordinated Note
              8.500%, 10/01/2013                                         130,200
                                                                      ----------
                                                                         220,650
                                                                      ----------
              Electric -- 7.3%
    590,000   AES Corp. (The), Senior Note
              7.750%, 3/01/2014                                          609,175
    450,000   AES Corp. (The), Senior Note
              8.875%, 2/15/2011(c)                                       500,625
    100,000   Allegheny Energy Supply Co. LLC, Note
              7.800%, 3/15/2011                                          108,250
    200,000   Empresa Nacional de Electricidad SA, Chile, Note
              7.875%, 2/01/2027                                          203,863
    250,000   Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                          279,064
$   525,000   Enersis SA, Cayman Island, Note
              7.400%, 12/01/2016 (yankee)                             $  549,863
    140,000   Enersis SA, Chile, Note
              7.375%, 1/15/2014                                          146,736
    229,000   ESI Tractebel Acquisition Corp., Series B7,
              Secured Note
              7.990%, 12/30/2011                                         236,442
    275,162   Salton SEA Funding Corp., Series C, Senior
              Secured Note
              7.840%, 5/30/2010                                          292,779
     48,112   Salton SEA Funding Corp., Series E, Senior Note
              8.300%, 5/30/2011                                           53,164
    125,000   TECO Energy, Inc., Note
              7.000%, 5/01/2012                                          130,937
    200,000   TECO Energy, Inc., Note
              7.200%, 5/01/2011                                          213,000
                                                                      ----------
                                                                       3,323,898
                                                                      ----------
              Electric Utilities -- 2.0%
    200,000   Calpine Corp., Senior Note
              7.875%, 4/01/2008(c)                                       135,000
    560,000   Calpine Corp., Senior Secured Note, 144A
              8.750%, 7/15/2013(c)                                       422,800
    350,000   Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                          367,500
                                                                      ----------
                                                                         925,300
                                                                      ----------
              Electronics -- 5.7%
    125,000   Amkor Technology, Inc., Note
              5.000%, 3/15/2007(c)                                       104,375
    125,000   Amkor Technology, Inc., Senior Note
              7.750%, 5/15/2013(c)                                       102,500
    225,000   Corning, Inc., Note
              5.900%, 3/15/2014                                          219,921
    270,000   Corning, Inc., Note
              6.200%, 3/15/2016                                          265,245
    225,000   Corning, Inc., Note
              6.750%, 9/15/2013                                          234,501
    155,000   Corning, Inc., Note
              6.850%, 3/01/2029                                          143,926
    910,000   Lucent Technologies, Inc., Note
              6.450%, 3/15/2029                                          737,100
    300,000   Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008(c)                                       289,500
    425,000   Nortel Networks Corp., Note
              6.875%, 9/01/2023(c)                                       388,875
    100,000   Northern Telecom Capital Corp., Note
              7.875%, 6/15/2026                                           96,500
                                                                      ----------
                                                                       2,582,443
                                                                      ----------
              Environmental -- 1.1%
     75,000   Allied Waste North America, Inc., Senior Note
              8.500%, 12/01/2008                                          81,376
     35,000   Allied Waste North America, Senior Note
              6.500%, 11/15/2010(c)                                       34,650
    400,000   Allied Waste North America, Series B, Senior Note
              5.750%, 2/15/2011                                          380,000
                                                                      ----------
                                                                         496,026
                                                                      ----------
              Food and Beverage -- 3.3%
    600,000   Bavaria SA, Senior Note, 144A
              8.875%, 11/01/2010                                         633,750

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
      Loomis Sayles High Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
              Food and Beverage -- continued
$   450,000   Borden Chemical, Inc., Note
              7.875%, 2/15/2023                                       $  364,500
    550,000   Borden Chemical, Inc., Note
              9.200%, 3/15/2021                                          508,750
                                                                      ----------
                                                                       1,507,000
                                                                      ----------
              Foreign Local Governments -- 3.0%
 16,250,000   United Mexican States
              9.000%, 12/20/2012 (MXN)                                 1,348,981
                                                                      ----------
              Gaming -- 1.8%
    450,000   Harrah's Operating Co., Inc., Guaranteed
              Senior Note
              5.375%, 12/15/2013                                         448,832
    405,000   MGM Mirage, Senior Note
              5.875%, 2/27/2014                                          389,812
                                                                      ----------
                                                                         838,644
                                                                      ----------
              Healthcare -- 1.1%
    150,000   Columbia/HCA Healthcare Corp., Note
              7.500%, 12/15/2023                                         153,830
    200,000   Columbia/HCA Healthcare Corp., Note, (MTN)
              7.580%, 9/15/2025                                          208,586
    150,000   Invitrogen Corp., Senior Note, Convertible
              1.500%, 2/15/2024(c)                                       132,562
                                                                      ----------
                                                                         494,978
                                                                      ----------
              Home Construction -- 1.1%
    150,000   K Hovnanian Enterprises, Inc., Guaranteed
              Senior Note
              6.500%, 1/15/2014                                          153,375
    300,000   K Hovnanian Enterprises, Inc., Senior Note
              8.000%, 4/01/2012                                          332,250
                                                                      ----------
                                                                         485,625
                                                                      ----------
              Independent Energy -- 1.4%
    270,000   Chesapeake Energy Corp., Senior Note
              6.875%, 1/15/2016                                          282,150
    100,000   Chesapeake Energy Corp., Senior Note
              7.500%, 9/15/2013                                          109,500
    215,000   Swift Energy Co., Senior Subordinated Note
              9.375%, 5/01/2012                                          240,800
                                                                      ----------
                                                                         632,450
                                                                      ----------
              Information/Data Technology -- 2.0%
    315,000   Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(f)                                       277,200
    325,000   Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                          320,125
    300,000   Xerox Corp., Note, (MTN)
              7.200%, 4/01/2016                                          306,750
                                                                      ----------
                                                                         904,075
                                                                      ----------
              Integrated Energy -- 1.2%
    265,000   Cerro Negro Finance, Ltd., Note, 144A
              7.900%, 12/01/2020                                         258,375
    300,000   Petrozuata Finance, Inc., Note, Series B,
              144A
              8.220%, 4/01/2017                                          295,500
                                                                      ----------
                                                                         553,875
                                                                      ----------
              Lodging -- 1.3%
    300,000   La Quinta Inns, Inc., (MTN), (FRN)
              7.330%, 4/01/2008                                          309,000
    250,000   Royal Caribbean Cruises, Ltd., Senior Note
              7.500%, 10/15/2027                                         260,000
                                                                      ----------
                                                                         569,000
                                                                      ----------
              Media Cable -- 5.4%
$   500,000   Charter Communications Holdings, Inc.,
              Senior Note
              9.625%, 11/15/2009                                      $  393,750
    150,000   Charter Communications Holdings, Inc.,
              Senior Note
              10.000%, 5/15/2011                                         115,500
    950,000   CSC Holdings, Inc., Senior Note
              7.625%, 7/15/2018                                          969,000
    200,000   Innova S de RL
              9.375%, 9/19/2013                                          217,500
    250,000   NTL CABLE PLC, Note, 144A
              9.750%, 4/15/2014 (GBP)                                    450,325
    175,000   PanAmSat Corp., Note
              6.875%, 1/15/2028                                          147,875
    150,000   Rogers Communications, Inc., Note
              2.000%, 11/26/2005                                         144,187
                                                                      ----------
                                                                       2,438,137
                                                                      ----------
              Media Non Cable -- 0.6%
    250,000   Dex Media, Inc., Note
              8.000%, 11/15/2013                                         262,500
                                                                      ----------
              Metals and Mining -- 2.8%
    420,000   AK Steel Corp., Guaranteed Senior Note
              7.750%, 6/15/2012(c)                                       410,550
    150,000   Glencore Funding LLC, Guaranteed Note, 144A
              6.000%, 4/15/2014                                          145,477
    500,000   Ispat Inland ULC, Senior Secured Note
              9.750%, 4/01/2014                                          551,250
    175,000   Vale Overseas, Ltd., Note
              8.250%, 1/17/2034                                          170,187
                                                                      ----------
                                                                       1,277,464
                                                                      ----------
              Other -- 0.6%
    250,000   Corrections Corp. of America, Senior Note
              7.500%, 5/01/2011                                          264,062
                                                                      ----------
              Packaging -- 2.1%
    300,000   Owens-Brockway, Guaranteed Senior Secured
              Note
              7.750%, 5/15/2011                                          319,500
    350,000   Owens-Illinois, Inc., Senior Note
              7.500%, 5/15/2010(c)                                       357,875
    135,000   Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                          130,950
    125,000   Solo Cup Co., Senior Subordinated Note
              8.500%, 2/15/2014(c)                                       123,125
                                                                      ----------
                                                                         931,450
                                                                      ----------
              Paper -- 6.4%
    220,000   Abitibi-Consolidated, Inc., Note
              7.500%, 4/01/2028                                          191,950
    250,000   Abitibi-Consolidated, Inc., Note
              8.500%, 8/01/2029                                          238,750
    100,000   Arcel Finance, Ltd., Note, 144A
              6.361%, 5/01/2012                                          100,943
    200,000   Arcel Finance, Ltd., Note, 144A
              7.048%, 9/01/2011                                          209,323
    200,000   Boise Cascade Corp., Note, (MTN)
              7.450%, 8/10/2011                                          229,910
    685,000   Bowater, Inc., Note
              6.500%, 6/15/2013(c)                                       664,655
    165,000   Georgia-Pacific Corp., Note
              7.250%, 6/01/2028                                          170,775

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
      Loomis Sayles High Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
             Paper -- continued
$  200,000   Georgia-Pacific Corp., Note
             7.375%, 12/01/2025                                      $   213,000
   300,000   Georgia-Pacific Corp., Note
             9.500%, 12/01/2011(c)                                       371,250
   350,000   Pope & Talbot, Inc., Senior Note
             8.375%, 6/01/2013                                           365,750
   145,000   Tembec Industries, Inc., Senior Note
             7.750%, 3/15/2012                                           145,725
                                                                     -----------
                                                                       2,902,031
                                                                     -----------
             Pharmaceuticals -- 2.6%
   300,000   Inhale Therapeutic Systems, Inc., Subordinated
             Note
             3.500%, 10/17/2007                                          280,125
   187,000   IVAX Corp., Senior Subordinated Note,
             Convertible
             4.500%, 5/15/2008                                           185,130
   250,000   Pharma Services Intermediate Holding Corp.,
             Senior Note, 144A
             0/11.500%, 4/01/2014(d)                                     157,500
   200,000   Quintiles Transnational Corp., Senior
             Subordinated Note
             10.000%, 10/01/2013                                         212,000
   310,000   Vertex Pharmaceuticals, Inc., Note, 144A
             5.750%, 2/15/2011                                           325,887
                                                                     -----------
                                                                       1,160,642
                                                                     -----------
             Pipelines -- 4.5%
   700,000   Coastal Corp., Note
             6.500%, 6/01/2008                                           682,500
   175,000   Tennessee Gas Pipeline Co., Note
             7.000%, 10/15/2028                                          166,250
   165,000   Williams Cos., Inc., Note
             7.875%, 9/01/2021                                           183,150
   982,000   Williams Cos., Inc., Series A, Note
             7.500%, 1/15/2031                                           986,910
                                                                     -----------
                                                                       2,018,810
                                                                     -----------
             Railroads -- 0.6%
   265,000   Grupo Transportacion Ferroviaria Mexicana SA
             de CV,
             Senior Note (yankee)
             0/11.750%, 6/15/2009(d)                                     267,650
                                                                     -----------
             Real Estate Investment Trusts -- 3.2%
   830,000   Crescent Real Estate Equities, LP, Senior
             Subordinated Note
             9.250%, 4/15/2009                                           894,325
   300,000   FelCor Lodging, LP, Senior Note
             9.000%, 6/01/2011                                           330,000
   200,000   Trinet Corporate Realty Trust, Note
             7.700%, 7/15/2017                                           226,770
                                                                     -----------
                                                                       1,451,095
                                                                     -----------
             Refining -- 3.0%
   325,000   Citgo Petroleum Corp., Senior Note
             11.375%, 2/01/2011                                          382,687
   225,000   Premcor Refining Group (The), Inc., Senior Note
             6.750%, 2/01/2011                                           239,625
   700,000   Premcor Refining Group (The), Inc., Senior Note
             7.500%, 6/15/2015                                           752,500
                                                                     -----------
                                                                       1,374,812
                                                                     -----------
             Retailers -- 4.3%
   250,000   Dillard's Department Stores, Inc., Note
             6.625%, 1/15/2018                                           238,750
   800,000   Dillard's, Inc., Note
             7.750%, 7/15/2026                                           792,000
   225,000   Rite Aid Corp., Note
             6.875%, 8/15/2013                                           196,875
$  335,000   Toys R US, Inc., Note
             7.375%, 10/15/2018                                      $   310,713
   400,000   Woolworth Corp., Note
             8.500%, 1/15/2022                                           426,000
                                                                     -----------
                                                                       1,964,338
                                                                     -----------
             Sovereigns -- 1.3%
   345,000   Republic of Brazil
             8.250%, 1/20/2034                                           307,568
   175,000   Republic of Colombia
             8.125%, 5/21/2024                                           157,938
   125,000   Republic of Peru (FRN)
             4.500%, 3/07/2017                                           110,938
                                                                     -----------
                                                                         576,444
                                                                     -----------
             Supranationals -- 2.3%
 6,000,000   Inter-American Development Bank, Series E,
             Note, (MTN)
             Zero Coupon, 5/11/2009 (BRL)(f)                           1,043,816
                                                                     -----------
             Technology -- 1.3%
    75,000   Kulicke & Soffa Industries, Inc., Subordinated
             Note, Convertible
             0.500%, 11/30/2008(c)                                        52,688
   500,000   Xerox Corp., Senior Note
             6.875%, 8/15/2011                                           522,500
                                                                     -----------
                                                                         575,188
                                                                     -----------
             Telephone Systems -- 0.6%
   375,000   U.S. West Capital Funding, Inc., Note
             6.875%, 7/15/2028(c)                                        269,063
                                                                     -----------
             Transportation Services -- 2.9%
   275,000   American President Cos., Ltd., Senior Note
             8.000%, 1/15/2024                                           283,250
   136,181   Atlas Air, Inc., Series 1998-1, Class 1A
             7.380%, 1/02/2018                                           128,202
   133,068   Atlas Air, Inc., Series 1999-1, Class A1
             7.200%, 1/02/2019                                           125,156
   129,929   Atlas Air, Inc., Series 2000-1, Class A
             8.707%, 1/02/2019                                           127,857
   300,000   Overseas Shipholding Group, Senior Note
             7.500%, 2/15/2024                                           291,375
   350,000   Stena AB, Senior Note
             7.500%, 11/01/2013                                          350,438
                                                                     -----------
                                                                       1,306,278
                                                                     -----------
             Wireless -- 0.3%
   150,000   Rogers Wireless Communications, Inc., Senior
             Secured Note
             6.375%, 3/01/2014                                           138,000
                                                                     -----------
             Wirelines -- 5.9%
   200,000   AT&T Corp., Senior Note
             8.750%, 11/15/2031                                          218,000
   150,000   Philippine Long Distance Telephone Co., Note,
             (MTN)
             8.350%, 3/06/2017                                           140,250
   700,000   Philippine Long Distance Telephone Co., Note,
             (MTN)
             10.500%, 4/15/2009                                          794,500
    75,000   Qwest Capital Funding, Inc., Guaranteed Note
             7.000%, 8/03/2009 (c)                                        68,625
 1,890,000   Qwest Capital Funding, Inc., Note
             7.750%, 2/15/2031                                         1,445,850
                                                                     -----------
                                                                       2,667,225
                                                                     -----------
             Total Bonds and Notes (Identified Cost                   42,260,267
             $39,739,081)

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
      Loomis Sayles High Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------
Investments as of September 30, 2004

  Shares     Description                                              Value (a)
--------------------------------------------------------------------------------
Preferred Stocks -- 2.9%
             Electric -- 0.8%
     8,000   CMS Energy Trust I Preferred, Convertible,
             7.75%, 7/15/2027                                       $   357,000
                                                                    -----------
             Packaging -- 0.2%
     3,000   Owens-Illinois, Inc. Preferred, Convertible,
             4.75%, 12/31/2049(c)                                       104,550
                                                                    -----------
             Pipelines -- 1.3%
     8,000   Williams Holdings of Delaware Preferred,
             Convertible, 5.50%, 6/01/2033(c)                           566,000
                                                                    -----------
             Technology -- 0.4%
       175   Lucent Technologies Capital Trust I Preferred,
             Convertible, 7.75%, 3/15/2017                              194,294
                                                                    -----------
             Wirelines -- 0.2%
     2,000   Philippine Long Distance Telephone Co. Preferred,
             Sponsored GDR, Convertible, $24.80, 12/31/2049              99,800
                                                                    -----------

             Total Preferred Stocks (Identified Cost $1,172,782)      1,321,644
                                                                    -----------

  Shares
--------------------------------------------------------------------------------
Common Stocks -- 0.2%
             Investment Companies -- 0.2%
     2,175   High Income Opportunity Fund, Inc.                          14,855
     3,835   Morgan Stanley Emerging Markets Debt Fund, Inc.             35,129
     1,000   PIMCO Strategic Global Government Fund, Inc.                11,900
     2,025   Senior High Income Portfolio, Inc.                          12,109
     1,000   Templeton Emerging Markets Income Fund, Inc.(c)             12,900
                                                                    -----------

             Total Common Stocks (Identified Cost $77,646)               86,893
                                                                    -----------

 Principal
  Amount
--------------------------------------------------------------------------------
Short Term Investments -- 17.4%
$1,463,063   Repurchase Agreement with Investors Bank & Trust
             Co. dated 9/30/2004 at 1.27% to be repurchased at
             $1,463,115 on 10/01/2004, collateralized by
             $1,489,377 Federal National Mortgage Association
             Bond, 4.142%, due 12/01/2030 valued at $1,536,226        1,463,063
   820,498   Bank of America, 1.875%, due 10/19/2004(e)                 820,498
   132,420   Bank of Montreal, 1.76%, due 10/25/2004(e)                 132,420
   196,920   Bank of Nova Scotia, 1.75%, due 10/21/2004(e)              196,920
   410,249   Bank of Nova Scotia, 1.76%, due 11/12/2004(e)              410,249
   467,684   BGI Institutional Money Market Fund(e)                     467,684
   410,249   BNP Paribas, 1.80%, due 11/23/2004(e)                      410,249
   246,149   Falcon Asset Securitization Corp, 1.612%, due
             10/01/2004(e)                                              246,149
    82,050   Fortis Bank, 1.69%, due 10/14/2004(e)                       82,050
   245,019   Greyhawk Funding, 1.772%, due 10/19/2004(e)                245,019
   266,133   Merrill Lynch Premier Institutional Fund(e)                266,133
   656,399   Merrimac Cash Fund-Premium Class(e)                        656,399
   656,399   Royal Bank of Canada, 1.78%, due 11/10/2004(e)             656,399
   246,149   Royal Bank of Scotland, 1.60%, due 10/15/2004(e)           246,149
   246,149   Royal Bank of Scotland, 1.65%, due 10/29/2004(e)           246,149
    24,615   Royal Bank of Scotland, 1.67%, due 11/02/2004(e)            24,615
   549,734   Royal Bank of Scotland, 1.88%, due 12/23/2004(e)           549,734
    80,869   Sheffield Receivables Corp, 1.622%,
             due 10/04/2004(e)                                           80,869
   246,149   Sheffield Receivables Corp, 1.773%,
             due 10/20/2004(e)                                          246,149
   164,100   Toronto Dominion Bank, 1.70%, due 11/08/2004(e)            164,100
   246,149   Wells Fargo, 1.60%, due 10/04/2004(e)                      246,149
                                                                    -----------
             Total Short Term Investments (Identified Cost
             $7,857,146)                                              7,857,146
                                                                    -----------
             Total Investments -- 114.0%
             (Identified Cost $48,846,655)(b)                       $51,525,950
             Other assets less liabilities                           (6,309,252)
                                                                    -----------
             Total Net Assets -- 100%                               $45,216,698
                                                                    ===========

       (a)   See Note 2a of Notes to Financial Statements.
       (b)   Federal Tax Information:
             At September 30, 2004, the net unrealized
             appreciation on investments based on cost of
             $48,853,595 for federal income tax purposes was
             as follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                          $ 3,146,690
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of
             tax cost over value                                       (474,335)
                                                                    -----------
             Net unrealized appreciation                            $ 2,672,355
                                                                    ===========

             At September 30, 2004, the Fund had a capital loss carryover of approximately $85,140,904 of which $14,939,549 expires on September 30, 2008,
             $43,374,721 expires on September 30, 2009 and $26,826,634 expires on September 30, 2010. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

             For the year ended September 30, 2004, the Fund has elected to defer $0 of capital losses and $522 of foreign currency losses attributable to Post-October losses.

             At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $30,075 in undistributed ordinary income and $0 in undistributed long-term gains.

       (c) All or a portion of this security was on loan to brokers at September 30, 2004.
       (d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
       (e) Represents investments of securities lending collateral.
       (f) Illiquid security. At September 30, 2004, the value of these securities amounted to $1,321,016 or 2.9% of net assets.

       FRN   Floating Rate Note
       GDR   Global Depositary Receipt
       MTN   Medium Term Note
    yankee   U.S. dollar denominated security issued by
             a non-U.S. company.
      144A   Securities exempt from registration under Rule 144A of the
             Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,202,330 or 7.1% of net assets.

       BRL   Brazilian Real
       GBP   British Pound
       MXN   Mexican Peso

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
      Loomis Sayles High Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------
Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

             Short Term Investments          17.4%
             Electric                         7.3
             Paper                            6.4
             Wirelines                        5.9
             Electronics                      5.7
             Media Cable                      5.4
             Pipelines                        4.5
             Retailers                        4.3
             Food & Beverage                  3.3
             Real Estate Investment Trusts    3.2
             Foreign Local Governments        3.0
             Refining                         3.0
             Transportation Services          2.9
             Metals and Mining                2.8
             Automotive                       2.7
             Pharmaceuticals                  2.6
             Airlines                         2.5
             Supranationals                   2.3
             Packaging                        2.1
             Electric Utilities               2.0
             Information/Data Technology      2.0
             Construction Machinery           2.0
             Other, less than 2% each        20.7

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
              Loomis Sayles Limited Term Government and Agency Fund
                             Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                            Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 99.3% of Total Net Assets
              Asset-Backed -- 4.8%
$ 2,240,000   Residential Asset Mortgage Products, Inc.,
              Series 2003-RZ5,
              Class A3
              3.800%, 7/25/2030                                     $  2,205,889
  1,376,000   Residential Funding Mortgage Securities II,
              Series 2003-HI4,
              Class AI4
              4.590%, 4/25/2018                                        1,390,678
  1,900,000   Residential Funding Mortgage Securities II,
              Series 2004-HI3,
              Class A3
              3.810%, 12/25/2016                                       1,896,734
    670,000   Residential Funding Mortgage Securities II,
              Series 2004-HI3,
              Class A4
              4.630%, 3/25/2019                                          669,477
                                                                    ------------
                                                                       6,162,778
                                                                    ------------
              Government Agencies -- 13.8%
  2,935,000   Federal Farm Credit Bank
              2.375%, 10/02/2006                                       2,906,275
  6,200,000   Federal Home Loan Bank
              3.625%, 11/14/2008                                       6,226,176
  5,000,000   FHLMC
              5.750%, 4/15/2008                                        5,399,950
  3,000,000   FNMA
              5.500%, 5/02/2006                                        3,131,991
                                                                    ------------
                                                                      17,664,392
                                                                    ------------
              Mortgage Related -- 50.0%
  8,133,609   FHLMC
              4.000%, with various maturities to 2019(c)               7,944,468
    994,554   FHLMC
              4.500%, 5/01/2034                                          959,081
    623,302   FHLMC
              7.000%, 2/01/2016                                          661,130
    118,480   FHLMC
              7.500%, with various maturities to 2026(c)                 126,056
    103,911   FHLMC
              8.000%, with various maturities to 2015(c)                 107,809
      7,625   FHLMC
              10.000%, 7/01/2019                                           8,557
    733,530   FHLMC
              11.500%, with various maturities to 2020(c)                825,693
  8,978,017   FNMA
              4.000%, with various maturities to 2019(c)               8,771,295
  8,132,814   FNMA
              4.500%, with various maturities to 2034(c)               7,846,741
  6,904,241   FNMA
              5.500%, with various maturities to 2033(c)               7,121,218
 14,081,345   FNMA
              6.000%, with various maturities to 2033(c)              14,739,561
  9,289,853   FNMA
              6.500%, with various maturities to 2034(c)               9,764,691
    585,902   FNMA
              7.000%, 12/01/2022                                         631,372
  1,908,154   FNMA
              7.500%, with various maturities to 2032(c)               2,040,238
    279,419   FNMA
              8.000%, with various maturities to 2016(c)                 298,452
    284,180   GNMA
              6.000%, 12/15/2031                                         295,259
  1,341,086   GNMA
              7.000%, with various maturities to 2031(c)               1,431,924
              Mortgage Related -- continued
$    25,106   GNMA
              12.500%, with various maturities to 2015(c)           $     29,016
    268,892   GNMA
              16.000%, with various maturities to 2012(c)                318,103
     92,419   GNMA
              17.000%, with various maturities to 2011(c)                110,763
                                                                    ------------
                                                                      64,031,427
                                                                    ------------
              Treasuries -- 30.7%
  6,100,000   U.S. Treasury Note
              1.625%, 2/28/2006                                        6,037,811
  4,300,000   U.S. Treasury Note
              1.875%, 12/31/2005                                       4,277,997
 10,200,000   U.S. Treasury Note
              2.000%, 8/31/2005(d)                                    10,184,465
  1,290,000   U.S. Treasury Note
              2.250%, 2/15/2007(d)                                     1,276,243
  5,330,000   U.S. Treasury Note
              2.375%, 8/15/2006                                        5,312,928
  2,500,000   U.S. Treasury Note
              3.125%, 10/15/2008                                       2,496,290
  4,250,000   U.S. Treasury Note
              3.375%, 11/15/2008(d)                                    4,280,048
  4,180,000   U.S. Treasury Note
              6.125%, 8/15/2007(d)                                     4,554,729
    750,000   U.S. Treasury Note
              6.625%, 5/15/2007(d)                                       822,392
                                                                    ------------
                                                                      39,242,903
                                                                    ------------
              Total Bonds and Notes (Identified Cost
              $126,604,258)                                          127,101,500
                                                                    ------------

Principal
  Amount
--------------------------------------------------------------------------------
Short Term Investments -- 15.9%
  462,787   Repurchase Agreement with Investors Bank & Trust Co.
            dated 9/30/2004 at 1.27% to be repurchased at $462,803
            on 10/01/2004, collateralized by $488,325 Country
            Wide Home Loan, 2.29% due 5/25/2034 valued at $485,926       462,787
2,556,513   Bank of America, 1.875%, due 10/19/2004(e)                 2,556,513
  412,594   Bank of Montreal, 1.76%, due 10/25/2004(e)                   412,594
  613,563   Bank of Nova Scotia, 1.75%, due 10/21/2004(e)                613,563
1,278,256   Bank of Nova Scotia, 1.76%, due 11/12/2004(e)              1,278,256
1,457,212   BGI Institutional Money Market Fund(e)                     1,457,212
1,278,256   BNP Paribas, 1.80%, due 11/23/2004(e)                      1,278,256
  766,954   Falcon Asset Securitization Corp, 1.612%, due
            10/01/2004(e)                                                766,954
  255,651   Fortis Bank, 1.69%, due 10/14/2004(e)                        255,651
  763,434   Greyhawk Funding, 1.772%, due 10/19/2004(e)                  763,434
  829,218   Merrill Lynch Premier Institutional Fund(e)                  829,218
2,045,210   Merrimac Cash Fund-Premium Class(e)                        2,045,210
2,045,210   Royal Bank of Canada, 1.78%, due 11/10/2004(e)             2,045,210
  766,954   Royal Bank of Scotland, 1.60%, due 10/15/2004(e)             766,954
  766,954   Royal Bank of Scotland, 1.65%, due 10/29/2004(e)             766,954
   76,695   Royal Bank of Scotland, 1.67%, due 11/02/2004(e)              76,695
1,712,864   Royal Bank of Scotland, 1.88%, due 12/23/2004(e)           1,712,864
  251,970   Sheffield Receivables Corp, 1.622%, due 10/04/2004(e)        251,970
  766,954   Sheffield Receivables Corp, 1.773%, due 10/20/2004(e)        766,954
  511,303   Toronto Dominion Bank, 1.70%, due 11/08/2004(e)              511,303
  766,954   Wells Fargo, 1.60%, due 10/04/2004(e)                        766,954
                                                                      ----------
            Total Short Term Investments (Identified Cost
            $20,385,506)                                              20,385,506
                                                                      ----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
             Loomis Sayles Limited Term Government and Agency Fund
                       Schedule of Investments(continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

            Total Investments -- 115.2%
            (Identified Cost $146,989,764)(b)                      $147,487,006
            Other assets less liabilities                           (19,497,762)
                                                                   ------------
            Total Net Assets -- 100%                               $127,989,244
                                                                   ============

      (a)   See Note 2a of Notes to Financial Statements.
      (b)   Federal Tax Information:
            At September 30, 2004, the net unrealized
            appreciation on investments based on cost of
            $147,204,499 for federal income tax purposes was as
            follows:
            Aggregate gross unrealized appreciation for all
            investments  in which there is an excess of value
            over tax cost                                             $ 800,316
            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value                                                 (517,809)
                                                                      ---------
            Net unrealized appreciation                               $ 282,507
                                                                      =========

            At September 30, 2004, the Fund had a capital loss carryover of approximately $18,142,649 of which $2,731,339 expires on September 30, 2005, $10,626,315 expires on September 30, 2007,
            $4,165,768 expires on September 30, 2008, $425,323
            expires on September 30, 2011 and $193,904 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

            At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $42,280 in undistributed ordinary income and $0 in undistributed long-term gains.

            For the year ended September 30, 2004, the Fund has elected to defer $1,140,873 of capital losses attributable to Post-October losses.

      (c) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
      (d) All or a portion of this security was on loan to brokers at September 30, 2004.
      (e) Represents investments of securities lending collateral.

    FHLMC   Federal Home Loan Mortgage Corporation
     FNMA   Federal National Mortgage Association
     GNMA   Government National Mortgage Association

Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

   Mortgage Related          50.0%
   Treasures                 30.7
   Short Term Investments    15.9
   Government Agencies       13.8
   Asset Backed Securities    4.8

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                Loomis Sayles Massachusetts Tax Free Income Fund
                             Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount    Description                                              Value (a)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.1% of Total Net Assets
             Broward County, FL, Resource Recovery -- 1.2%
$1,000,000   Wheelabrator South Broward,
             5.000%, 12/01/2007                                     $ 1,070,970
                                                                    -----------
             Highlands County, FL, Health Facilities
                Authority -- 1.2%
 1,000,000   Adventis Health System,
             5.875%, 11/15/2029                                       1,070,410
                                                                    -----------
             Martha's Vineyard, MA -- 1.2%
 1,000,000   Land Bank Revenue,
             5.000%, 5/01/2032, (AMBAC insured)                       1,020,390
                                                                    -----------
             Massachusetts -- 5.8%
 4,000,000   State Refunding Series A,
             6.500%, 11/01/2014, (AMBAC insured)                      4,979,120
                                                                    -----------
             Massachusetts Bay Transportation Authority -- 6.6%
 3,000,000   Assessment Series A,
             5.250%, 7/01/2030                                        3,155,220
 2,500,000   Series A,
             5.000%, 7/01/2032                                        2,540,025
                                                                    -----------
                                                                      5,695,245
                                                                    -----------
             Massachusetts Development Finance Agency -- 15.3%
 2,000,000   Cambridge Street Development Series A,
             5.125%, 2/01/2034, (MBIA insured)                        2,057,000
 1,000,000   Hampshire College,
             5.625%, 10/01/2024                                       1,049,020
 4,000,000   Mount Holyoke College,
             5.250%, 7/01/2031                                        4,167,440
 2,800,000   Refunding Springfield Resource Recovery-A,
             5.625%, 6/01/2019                                        2,933,084
 1,100,000   Visual and Performing Arts,
             6.000%, 8/01/2021                                        1,326,754
 1,500,000   WGBH Educational Foundation Series A,
             5.375%, 1/01/2042, (AMBAC insured)                       1,583,490
                                                                    -----------
                                                                     13,116,788
                                                                    -----------
             Massachusetts Health & Educational
             Facilities Authority -- 34.4%
 1,160,000   Baystate Medical Center Series F,
             5.700%, 7/01/2027                                        1,207,015
 2,000,000   Boston University,
             5.000%, 10/01/2039                                       2,036,900
 2,200,000   Catholic Health East,
             5.500%, 11/15/2032                                       2,234,518
 3,000,000   Dana Farber Series G-1,
             6.250%, 12/01/2022                                       3,209,970
 3,000,000   Harvard Univerity Series N,
             6.250%, 4/01/2020                                        3,758,040
 2,925,000   Nichols College Series C,
             6.000%, 10/01/2017                                       3,039,426
 2,000,000   Partners Healthcare Systems Series B,
             5.250%, 7/01/2029                                        2,039,400
 2,500,000   Partners Healthcare Systems Series C,
             5.750%, 7/01/2021                                        2,734,800
 1,500,000   Tufts University Series I,
             5.250%, 2/15/2030                                        1,558,830
 1,000,000   University of Massachusetts Project Series C,
             5.250%, 10/01/2031, (MBIA insured)                       1,046,560
 2,000,000   University of Massachusetts Series C,
             5.125%, 10/01/2034, (FGIC insured)                       2,061,620
 2,000,000   Wellesley College Series F,
             5.125%, 7/01/2039                                        2,047,120
 1,315,000   Wheaton College Series E,
             5.000%, 7/01/2017                                        1,412,994
 1,030,000   Williams College Series H,
             5.000%, 7/01/2017                                        1,118,240
                                                                    -----------
                                                                     29,505,433
                                                                    -----------
             Massachusetts Housing Finance Agency -- 3.2%
   665,000   Single Family Mortgage Series 21,
             7.125%, 6/01/2025                                          665,884
 2,000,000   Single Family Mortgage Series A,
             4.600%, 12/01/2015                                       2,066,940
                                                                    -----------
                                                                      2,732,824
                                                                    -----------
             Massachusetts Port Authority -- 3.5%
 1,750,000   Delta Air Lines, Inc. Project Series A,
             5.500%, 1/01/2019, (AMBAC insured)                       1,838,218
 1,200,000   Series A,
             5.000%, 7/01/2033, (MBIA insured)                        1,215,384
                                                                    -----------
                                                                      3,053,602
                                                                    -----------
             Massachusetts Water Resources Authority -- 7.1%
 2,000,000   General Series B,
             5.125%, 8/01/2027, (MBIA insured)                        2,078,880
 3,240,000   Series A,
             6.500%, 7/15/2019, (FGIC insured)                        3,999,391
                                                                    -----------
                                                                      6,078,271
                                                                    -----------
             Michigan Hospital Finance Authority -- 1.9%
 1,500,000   Oakwood Obligated Group,
             5.500%, 11/01/2017                                       1,613,430
                                                                    -----------
             New England Education Loan Marketing -- 4.0%
 3,000,000   Student Loan Revenue Bond Sub-Issue H,
             6.900%, 11/01/2009                                       3,399,330
                                                                    -----------
             Puerto Rico Commonwealth Aqueduct & Sewer Authority
                -- 5.1%
 3,000,000   Aqueduct & Sewer Authority,
             6.250%, 7/01/2013                                        3,585,120
   655,000   Aqueduct & Sewer Authority,
             10.250%, 7/01/2009                                         793,120
                                                                    -----------
                                                                      4,378,240
                                                                    -----------
             Puerto Rico Public Finance Corporation -- 3.9%
 3,000,000   Commonwealth Appropriation Series A,
             5.750%, 8/01/2027                                        3,377,160
                                                                    -----------
             University of Massachusetts Building Authority
                -- 2.7%
 2,200,000   SR - Series 1,
             5.250%, 11/01/2028, (AMBAC insured)                      2,305,600
                                                                    -----------
             Total Tax Exempt Obligations
             (Cost $78,778,370)                                      83,396,813
                                                                    -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                Loomis Sayles Massachusetts Tax Free Income Fund
                       Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount    Description                                              Value (a)
--------------------------------------------------------------------------------
Short Term Investment -- 1.5% of Total Net Assets
$1,278,177   Repurchase Agreement with Investors Bank & Trust Co.
             dated 9/30/2004 at 1.27% to be repurchased at
             $1,278,223 on 10/1/2004, collateralized by
             $1,313,528 Federal National Mortgage Association
             Bond, 5.06%, due 4/01/2032 valued at $1,342,086        $ 1,278,177
                                                                    -----------
             Total Short Term Investment
             (Cost $1,278,177)                                        1,278,177
                                                                    -----------
             Total Investments -- 98.6%
             (Identified Cost $80,056,547)(b)                        84,674,990
             Other assets less liabilities                            1,186,102
                                                                    -----------
             Total Net Assets -- 100.0%                             $85,861,092
                                                                    ===========

       (a)   See Note 2a of Notes to Financial Statements.
       (b)   Federal Tax Information:
             At September 30, 2004, the net unrealized
             appreciation on investments based on cost of
             $80,193,029 for federal income tax purposes was as
             follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                          $ 4,675,533
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax cost
             over value                                                (193,572)
                                                                     ----------
             Net unrealized appreciation                             $4,481,961
                                                                     ==========

             At September 30, 2004, the Fund had a capital loss carryover of approximately $2,269,828 of which $1,149,888 expires on September 30, 2007, $116,500 expires on September 30, 2008 and $1,003,440 expires on September 30, 2010.
             These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

             For the year ended September 30, 2004, the Fund has elected to defer $601,844 of capital losses due to post-October losses.

             At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $127,003 in undistributed ordinary income and $0 in undistributed long-term gains.

     AMBAC   American Municipal Bond Assurance Corp.
      FGIC   Financial Guarantee Insurance Company
      MBIA   Municipal Bond Investors Assurance Corp.

Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

College                    17.3%
University                 14.0
Water                      12.2
Financial                   8.2
Hospital                    7.5
Student Loan                4.0
State General Obligation    3.9
Special Assesment           3.7
Pooled Funds                3.4
Hospital System Bonds       3.2
Revenue                     3.1
Mass Transit                3.0
Health                      2.6
Housing - Multifamily       2.4
Airport                     2.1
Other, less than 2% each    8.0

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
         Loomis Sayles Municipal Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.8% of Total Net Assets
             Arizona -- 0.8%
$1,000,000   Maricopa County, AZ, Pollution Control Corp.,
             Public Service Co. of New Mexico,
             4.000%, 1/01/2038                                       $ 1,001,340
                                                                     -----------
             California -- 10.6%
 1,000,000   California Health Facilities Financing Authority,
             Multiple Obligors,
             4.950%, 7/01/2026                                         1,042,670
 2,000,000   California State,
             5.125%, 6/01/2027                                         2,039,740
 1,000,000   California State Economic Recovery,
             5.000%, 7/01/2023                                         1,089,040
 5,000,000   California State Public Works Board, Coalinga
             State Hospital,
             5.000%, 6/01/2010                                         5,442,250
 3,000,000   Sacramento, CA, Power Authority,
             6.000%, 7/01/2022                                         3,165,000
                                                                     -----------
                                                                      12,778,700
                                                                     -----------
             Colorado -- 1.8%
 2,000,000   Denver, CO, City & County Airport,
             5.250%, 11/15/2023, (MBIA insured)                        2,112,300
                                                                     -----------
             District of Columbia -- 4.1%
 1,700,000   District of Columbia,
             5.500%, 6/01/2014                                         1,880,336
 3,000,000   Metropolitan Washington D.C. Airports Authority,
             5.125%, 10/01/2029, (FGIC insured)                        3,053,580
                                                                     -----------
                                                                       4,933,916
                                                                     -----------
             Florida -- 7.5%
 1,000,000   Broward County, FL, Resource Recovery,
             Wheelabrator South Broward,
             5.000%, 12/01/2007                                        1,070,970
 1,750,000   Coral Gables, FL, Health Facilities Authority,
             Multiple Obligors,
             5.000%, 8/15/2034                                         1,898,102
 3,000,000   Escambia County, FL, Pollution Control,
             6.900%, 8/01/2022                                         3,077,700
 3,000,000   Highlands County, FL, Health Facilities
             Authority, Multiple Obligors,
             5.375%, 11/15/2035                                        3,033,780
                                                                     -----------
                                                                       9,080,552
                                                                     -----------
             Illinois -- 6.5%
 1,000,000   Chicago, IL, Skyway Toll Bridge,
             5.375%, 1/01/2011                                         1,083,850
 2,000,000   Illinois Educational Facilities Authority,
             University of Chicago,
             5.000%, 7/01/2033                                         2,027,060
 1,500,000   Illinois State,
             5.400%, 12/01/2020, (MBIA insured)                        1,645,065
 3,000,000   Metropolitan Pier & Exposition Authority, IL,
             5.250%, 6/15/2042, (MBIA insured)                         3,114,870
                                                                     -----------
                                                                       7,870,845
                                                                     -----------
             Indiana -- 3.5%
   320,000   Indiana Transportation Finance Authority,
             5.750%, 12/01/2025                                          363,184
 1,680,000   Indiana Transportation Finance Authority,
             5.750%, 12/01/2025                                        1,782,026
 2,000,000   Indianapolis, IN, Local Public Improvement Bond
             Bank,
             5.250%, 7/01/2033, (MBIA insured)                         2,075,920
                                                                     -----------
                                                                       4,221,130
                                                                     -----------
             Massachusetts -- 0.6%
   765,000   Massachusetts State Housing Finance Agency,
             6.600%, 12/01/2026                                          781,409
                                                                     -----------
             Michigan-- 6.2%
$1,000,000   Michigan State Comprehensive Transportation,
             5.250%, 5/15/2022                                       $ 1,072,570
 2,850,000   Michigan State Hospital Finance Authority, Henry
             Ford Health System,
             5.500%, 3/01/2014                                         3,089,628
 1,100,000   Michigan State Hospital Finance Authority,
             Oakwood Obligated Group,
             5.500%, 11/01/2014                                        1,197,747
 2,000,000   University of Michigan,
             5.250%, 12/01/2020                                        2,094,660
                                                                     -----------
                                                                       7,454,605
                                                                     -----------
             Minnesota -- 1.7%
 2,000,000   Minnesota State Municipal Power Agency,
             5.250%, 10/01/2024                                        2,105,580
                                                                     -----------
             Mississippi -- 4.4%
 2,000,000   Lowndes County, MS, Solid Waste Disposal &
             Pollution Control,
             6.700%, 4/01/2022                                         2,349,500
 2,500,000   Lowndes County, MS, Solid Waste Disposal &
             Pollution Control,
             6.800%, 4/01/2022                                         2,965,450
                                                                     -----------
                                                                       5,314,950
                                                                     -----------
             New Jersey -- 0.8%
 1,000,000   New Jersey Health Care Facilities Financing
             Authority,
             Catholic Health East,
             5.375%, 11/15/2033                                        1,022,110
                                                                     -----------
             New York-- 13.4%
 3,000,000   New York State Dormitory Authority,
             5.500%, 5/15/2013                                         3,414,960
 2,740,000   New York State Dormitory Authority,
             5.750%, 7/01/2013                                         3,163,631
 3,000,000   New York State Municipal Bond Bank Agency,
             5.250%, 6/01/2020                                         3,224,940
 2,000,000   New York, NY,
             4.250%, 5/15/2019                                         2,040,200
 2,000,000   New York, NY,
             6.000%, 1/15/2020                                         2,282,940
 1,000,000   Port Authority, NY/NJ,
             7.000%, 10/01/2007                                        1,036,840
 1,000,000   Triborough Bridge & Tunnel Authority,
             5.000%, 1/01/2032                                         1,012,620
                                                                     -----------
                                                                      16,176,131
                                                                     -----------
             North Carolina -- 1.2%
 1,300,000   North Carolina Eastern Municipal Power Agency,
             5.500%, 1/01/2012                                         1,427,517
                                                                     -----------
             Oregon -- 5.0%
 1,750,000   Multnomah County, OR, Hospital Facilities
             Authority,
             Providence Health System,
             5.250%, 10/01/2012                                        1,941,608
 4,000,000   Western Generation Agency(c)
             7.400%, 1/01/2016                                         4,110,560
                                                                     -----------
                                                                       6,052,168
                                                                     -----------
             Pennsylvania -- 9.7%
 3,000,000   Pennsylvania Economic Development Financing
             Authority,
             6.600%, 1/01/2019                                         3,035,790
 3,000,000   Pennsylvania Economic Development Financing
             Authority, Sun Co., Inc.,
             7.600%, 12/01/2024                                        3,084,240
 5,000,000   Pennsylvania State Industrial Development
             Authority,
             5.500%, 7/01/2019, (AMBAC insured)                        5,596,100
                                                                     -----------
                                                                      11,716,130
                                                                     -----------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Municipal Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Tax Exempt Obligations -- (continued)

Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
             Puerto Rico-- 2.8%
$1,000,000   Puerto Rico Commonwealth Infrastructure
             Financing Authority,
             5.500%, 10/01/2040                                    $  1,078,050
 2,000,000   Puerto Rico Public Finance Corp.,
             5.750%, 8/01/2027                                        2,251,440
                                                                   ------------
                                                                      3,329,490
                                                                   ------------
             South Carolina-- 2.6%
 3,000,000   Greenville County, SC, School District,
             5.500%, 12/01/2028                                       3,156,780
                                                                   ------------
             South Dakota -- 1.0%
 1,250,000   South Dakota Health & Educational Facilities
             Authority,
             Sioux Valley Hospital,
             5.250%, 11/01/2027                                       1,259,088
                                                                   ------------
             Tennessee -- 2.1%
 2,500,000   Maury County, TN, Industrial Development Board,
             Saturn Corp./General Motors Corp.,
             6.500%, 9/01/2024                                        2,568,425
                                                                   ------------
             Texas -- 9.6%
 4,000,000   Dallas-Fort Worth, TX, International Airport,
             5.500%, 11/01/2033                                       4,198,840
 1,975,000   El Paso, TX,
             5.875%, 8/15/2017                                        2,157,885
 1,000,000   Houston, TX, Water & Sewer System,
             5.250%, 12/01/2010, (FGIC insured)                       1,127,960
 1,000,000   Katy, TX, Independent School District,
             5.125%, 2/15/2020                                        1,061,960
 3,000,000   Lewisville, TX, Independent School District,
             5.250%, 8/15/2027                                        3,101,490
                                                                   ------------
                                                                     11,648,135
                                                                   ------------
             Washington -- 1.9%
 2,000,000   Energy Northwest, WA, Electric, Project No. 1,
             5.500%, 7/01/2014                                        2,289,520
                                                                   ------------
             Total Tax Exempt Obligations
             (Identified Cost $112,769,531)                         118,300,821
                                                                   ------------

Short Term Investment -- 0.8% of Total Net Assets
   954,346   Repurchase Agreement with Investors Bank & Trust Co.
             dated 9/30/2004 at 1.27% to be repurchased at
             $954,379 on 10/1/2004, collateralized by $981,122
             Federal Home Loan Mortagage Bond, 5.52%, due on
             8/1/2032 valued at 1,002,063                               954,346
                                                                   ------------
             Total Short Term Investment
             (Cost $954,346)                                            954,346
                                                                   ------------

             Total Investments -- 98.6%
             (Identified Cost $113,723,877)(b)                      119,255,167
             Other assets less liabilities                            1,633,326
                                                                   -------------
             Total Net Assets-- 100.0%                             $120,888,493
                                                                   ============

       (a)   See Note 2a of Notes to Financial Statements.
       (b)   Federal Tax Information:

             At September 30, 2004, the net unrealized
             appreciation on investments based on cost of
             $114,084,613 for federal income tax purposes was as
             follows:
             Aggregate gross unrealized appreciation for all
             investments in which there is an excess of value
             over tax cost                                         $  5,231,670
             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax cost
             over value                                                 (61,116)
                                                                   ------------
             Net unrealized appreciation                           $  5,170,554
                                                                   ============

       (c) Illiquid security. At September 30, 2004, the value of these securities amounted to $4,110,560 or 3.4% of net assets.

             At September 30, 2004, the Fund had a capital loss carryover of approximately $1,839,271 of which $1,700,392 expires on September 30, 2007 and $138,879 expires on September 30, 2012. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

             At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $355,327 in undistributed ordinary income and $0 in undistributed long-term gains.

             For the year ended September 30, 2004, the Fund has elected to defer $57,748 of capital losses due to post-October losses.

     AMBAC   American Municipal Bond Assurance Corp.
      FGIC   Financial Guarantee Insurance Company
      MBIA   Municipal Bond Investors Assurance Corp.

Holdings By Revenue Source at September 30, 2004 (unaudited)

                           % of Net Assets
                           ---------------
University                       8.9%
Solid Waste Disposal             6.9
Improvement                      6.1
Insured                          6.0
Various Purpose                  5.8
Electric                         5.6
Pooled Funds                     4.7
Financial                        4.6
State Lease                      4.5
Revenue                          4.4
Hospital                         3.5
Paper/Forest Products            3.4
City and Town                    3.3
Municipal Bond Bank              2.7
Water                            2.6
Public Power/Utility             2.6
Development                      2.6
Hospital System Bonds            2.6
Mining                           2.5
Other, less than 2% each        15.3

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
         Loomis Sayles Strategic Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount      Description                                            Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 84.0% of Total Net Assets
              Convertible Bonds -- 4.2%
              Canada -- 1.0%
$ 5,750,000   Nortel Networks Corp., Guaranteed Senior Note
              4.250%, 9/01/2008(c)                                  $  5,548,750
  1,500,000   Rogers Communications, Inc., Note
              2.000%, 11/26/2005                                       1,441,875
    433,000   TELUS Corp., Note
              6.750%, 6/15/2010, (CAD)                                   358,376
                                                                    ------------
                                                                       7,349,001
                                                                    ------------
              United Kingdom -- 1.3%
  3,575,000   Colt Telecom Group PLC, Note
              2.000%, 12/16/2006, (EUR)                                5,185,545
  3,270,000   Colt Telecom Group PLC, Note
              2.000%, 4/03/2007, (EUR)                                 4,753,298
                                                                    ------------
                                                                       9,938,843
                                                                    ------------
              United States -- 1.9%
  1,819,000   Amkor Technology, Inc., Note
              5.000%, 3/15/2007(c)                                     1,518,865
    200,000   Builders Transportation, Inc., Subordinated Note
              6.500%, 5/01/2011(d)(e)(f)(g)(h)                                20
  1,000,000   Builders Transportation, Inc., Subordinated Note
              8.000%, 8/15/2005(d)(e)(f)(g)(h)                               100
    400,000   Corning, Inc., Senior Note
              3.500%, 11/01/2008                                         470,000
    194,000   Dixie Group, Inc., Subordinated Note
              7.000%, 5/15/2012                                          173,145
  2,400,000   Inhale Therapeutic Systems, Inc.,
              Subordinated Note
              3.500%, 10/17/2007                                       2,241,000
    745,000   Kulicke & Soffa Industries, Inc.,
              Subordinated Note, Convertible
              0.500%, 11/30/2008(c)                                      523,362
  2,822,000   Maxtor Corp., Subordinated Note
              5.750%, 3/01/2012(h)                                     2,483,360
    625,000   Nextel Communications, Inc., Senior Note
              5.250%, 1/15/2010(c)                                       622,656
    500,000   Preston Corp., Subordinated Note
              7.000%, 5/01/2011                                          450,000
    355,000   Richardson Electronics, Ltd., Subordinated Note
              7.250%, 12/15/2006                                         355,000
  4,750,000   Vertex Pharmaceuticals, Inc., Note, 144A
              5.750%, 2/15/2011                                        4,993,437
                                                                    ------------
                                                                      13,830,945
                                                                    ------------
              Total Convertible Bonds
              (Identified Cost $26,937,128)                           31,118,789
                                                                    ------------
              Non-Convertible Bonds -- 79.8%
              Argentina -- 0.4%
  3,500,000   Argentine Republic
              8.875%, 3/01/2029(g)                                       797,825
  2,405,000   Pecom Energia SA, Note, 144A
              8.125%, 7/15/2010                                        2,398,987
                                                                    ------------
                                                                       3,196,812
                                                                    ------------
              Brazil -- 2.2%
    134,867   Republic of Brazil
              8.000%, 4/15/2014                                          133,357
  5,055,000   Republic of Brazil
              8.250%, 1/20/2034                                        4,506,532
  6,000,000   Republic of Brazil
              8.875%, 4/15/2024                                        5,748,000
$ 5,808,000   Republic of Brazil
              10.125%, 5/15/2027                                    $  6,156,480
                                                                    ------------
                                                                      16,544,369
                                                                    ------------
              Canada -- 15.7%
  2,000,000   Calpine Canada Energy Finance ULC, Note
              8.750%, 10/15/2007, (CAD)                                1,108,823
 14,000,000   Canadian Government
              4.250%, 9/01/2008, (CAD)                                11,269,856
  7,210,000   Canadian Government
              4.500%, 9/01/2007, (CAD)                                 5,862,279
 13,540,000   Canadian Government
              6.000%, 9/01/2005, (CAD)                                11,027,711
 18,000,000   Canadian Government
              6.000%, 6/01/2008, (CAD)                                15,351,180
  3,550,000   Nortel Networks Corp., Note
              6.875%, 9/01/2023(c)                                     3,248,250
  5,990,000   Province of British Columbia
              5.250%, 12/01/2006, (CAD)                                4,929,818
  4,240,000   Province of British Columbia
              6.000%, 6/09/2008, (CAD)                                 3,603,631
 13,000,000   Province of Manitoba
              4.450%, 12/01/2008, (CAD)                               10,468,676
  6,685,000   Province of Manitoba
              5.750%, 6/02/2008, (CAD)                                 5,635,128
  1,525,000   Province of Ontario
              3.500%, 9/08/2006, (CAD)                                 1,212,874
 17,000,000   Province of Ontario
              5.700%, 12/01/2008, (CAD)                               14,319,262
  6,240,000   Province of Ontario
              5.900%, 3/08/2006, (CAD)                                 5,131,963
  2,525,000   Rogers Wireless Communications, Inc., Senior
              Secured Note
              6.375%, 3/01/2014                                        2,323,000
  8,500,000   Saskatchewan Province
              Zero Coupon, 4/10/2014, (CAD)                            4,146,729
 18,470,000   Saskatchewan Province
              5.500%, 6/02/2008, (CAD)                                15,444,963
    850,000   Tembec Industries, Inc., Senior Note
              7.750%, 3/15/2012                                          854,250
                                                                    ------------
                                                                     115,938,393
                                                                    ------------
              Cayman Islands -- 0.7%
  1,000,000   Enersis SA, Cayman Island, Note, (yankee)
              7.400%, 12/01/2016                                       1,047,358
  3,905,000   Vale Overseas, Ltd., Note
              8.250%, 1/17/2034                                        3,797,612
                                                                    ------------
                                                                       4,844,970
                                                                    ------------
              Chile -- 1.6%
  4,875,000   Empresa Nacional de Electricidad SA, Chile, Note
              7.875%, 2/01/2027                                        4,969,165
    250,000   Empresa Nacional de Electricidad SA, Chile, Note
              8.350%, 8/01/2013                                          279,064
  1,700,000   Empresa Nacional de Electricidad SA, Chile, Note
              8.625%, 8/01/2015                                        1,943,280
  4,525,000   Enersis SA, Chile, Note
              7.375%, 1/15/2014                                        4,742,720
                                                                    ------------
                                                                      11,934,229
                                                                    ------------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Strategic Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount      Description                                            Value (a)
--------------------------------------------------------------------------------
               Dominican Republic -- 0.4%
$  3,390,000   Dominican Republic, 144A
               9.040%, 1/23/2013                                     $ 2,627,250
                                                                     -----------
               Hong Kong -- 0.7%
   4,505,000   Bangkok Bank Public Co., Hong Kong, Note, 144A
               9.025%, 3/15/2029                                       5,043,780
                                                                     -----------
               Malaysia -- 0.8%
   5,200,000   Tenaga Nasional Berhad, Note, 144A
               7.500%, 11/01/2025                                      5,842,746
                                                                     -----------
               Mexico -- 4.7%
   3,905,000   Grupo Transportacion Ferroviaria Mexicana SA de
               CV,
               Senior Note, (yankee)
               0/11.750%, 6/15/2009(i)                                 3,944,050
   4,350,000   Petroleos Mexicanos, Global Guaranteed Note,
               (yankee)
               9.500%, 9/15/2027                                       5,298,300
   3,000,000   Petroleos Mexicanos, Note, 144A, (MTN), (FRN),
               (yankee)
               8.625%, 12/01/2023                                      3,390,000
 269,200,000   United Mexican States
               9.000%, 12/20/2012, (MXN)                              22,347,430
                                                                     -----------
                                                                      34,979,780
                                                                     -----------
               Norway -- 0.7%
  10,000,000   Kingdom of Norway
               5.500%, 5/15/2009, (NOK)                                1,610,457
  22,740,000   Kingdom of Norway
               6.750%, 1/15/2007, (NOK)                                3,682,468
                                                                     -----------
                                                                       5,292,925
                                                                     -----------
               Philippines -- 1.1%
   3,100,000   Bangko Sentral Ng Pilipinas, Note, (yankee)
               8.600%, 6/15/2027                                       2,666,000
   3,700,000   Philippine Long Distance Telephone Co., Note, (MTN)
               8.350%, 3/06/2017                                       3,459,500
   1,914,188   Quezon Power (Philippines) Ltd., Senior Secured
               Note, (yankee)
               8.860%, 6/15/2017                                       1,722,769
                                                                     -----------
                                                                       7,848,269
                                                                     -----------
               Republic of Korea -- 0.0%
     300,000   Samsung Electronics Co., Ltd., 144A
               7.700%, 10/01/2027                                        336,415
                                                                     -----------
               Singapore -- 0.1%
   1,050,000   SP PowerAssets, Ltd., Series E, Note, (MTN)
               3.730%, 10/22/2010, (SGD)                                 647,015
                                                                     -----------
               South Africa -- 0.3%
  11,405,000   Republic of South Africa
               12.500%, 12/21/2006, (ZAR)                              1,897,325
                                                                     -----------
               Supranational -- 3.6%
  80,000,000   Inter-American Development Bank, Series E,
               Note, (MTN)
               Zero Coupon, 5/11/2009, (BRL)(h)                       13,917,540
  22,300,000   International Bank for Reconstruction &
               Development, Note, (MTN)
               Zero Coupon, 8/20/2007, (NZD)                          12,530,061
                                                                     -----------
                                                                      26,447,601
                                                                     -----------
               Sweden -- 2.7%
 132,265,000   Kingdom of Sweden
               6.500%, 5/05/2008, (SEK)                               19,984,039
                                                                     -----------
               United Kingdom -- 0.9%
     500,000   NTL CABLE PLC, Note, 144A
               8.750%, 4/15/2014(c)                                      541,250
   3,605,000   NTL CABLE PLC, Note, 144A
               9.750%, 4/15/2014, (GBP)                                6,493,680
                                                                     -----------
                                                                       7,034,930
                                                                     -----------
               United States -- 39.1%
$  5,565,000   AES Corp. (The), Note
               8.375%, 3/01/2011, (GBP)                              $10,175,344
   4,020,000   AES Corp. (The), Senior Note
               7.750%, 3/01/2014                                       4,150,650
   1,875,000   AES Corp. (The), Senior Subordinated Note
               8.875%, 11/01/2027                                      1,802,344
   6,540,000   AK Steel Corp., Guaranteed Senior Note
               7.750%, 6/15/2012(c)                                    6,392,850
   1,750,000   Altria Group, Inc., Note
               7.000%, 11/04/2013                                      1,825,885
     750,000   American Airlines, Inc., Series 1999-1,
               Class A2
               7.024%, 10/15/2009                                        737,007
   9,853,000   American President Cos., Ltd., Senior Note
               8.000%, 1/15/2024                                      10,148,590
   1,000,000   Amkor Technology, Inc., Senior Note
               7.125%, 3/15/2011                                         820,000
     475,000   Amkor Technology, Inc., Senior Note
               7.750%, 5/15/2013(c)                                      389,500
     500,000   Amkor Technology, Inc., Senior
               Subordinated Note
               10.500%, 5/01/2009(c)                                     425,000
   8,000,000   ASIF Global Financing, Note, 144A
               2.380%, 2/26/2009, (SGD)                                4,704,234
     788,702   Atlas Air Inc.
               9.057%, 1/02/2014                                         589,271
   7,063,273   Atlas Air, Inc., Series 1998-1, Class 1A
               7.380%, 1/02/2018                                       6,649,436
   9,258,941   Atlas Air, Inc., Series 1998-1, Class 1B
               7.680%, 1/02/2014                                       6,624,680
   4,036,395   Atlas Air, Inc., Series 1999-1, Class A1
               7.200%, 1/02/2019                                       3,796,406
     499,597   Atlas Air, Inc., Series 1999-1, Class A2
               6.880%, 7/02/2009                                         466,327
   3,456,920   Atlas Air, Inc., Series 1999-1, Class B
               7.630%, 1/02/2015                                       2,453,152
     866,194   Atlas Air, Inc., Series 2000-1, Class A
               8.707%, 1/02/2019                                         852,378
     800,000   Bausch & Lomb, Inc., Note
               7.125%, 8/01/2028                                         845,901
     500,000   Boise Cascade Corp., Note, (MTN)
               7.450%, 8/10/2011                                         574,774
   6,964,000   Borden Chemical, Inc., Note
               7.875%, 2/15/2023                                       5,640,840
   1,850,000   Borden Chemical, Inc., Note
               9.200%, 3/15/2021                                       1,711,250
   2,099,000   Borden, Inc., Note
               8.375%, 4/15/2016                                       1,857,615
     500,000   Bowater, Inc., Note
               6.500%, 6/15/2013(c)                                      485,149
   1,155,000   Calpine Corp., Senior Note
               7.750%, 4/15/2009(c)                                      739,200
     900,000   Calpine Corp., Senior Note
               7.875%, 4/01/2008(c)                                      607,500
     900,000   Calpine Corp., Senior Note
               8.500%, 2/15/2011(c)                                      576,000
   2,075,000   Calpine Corp., Senior Secured Note, 144A
               8.750%, 7/15/2013(c)                                    1,566,625
  10,660,000   Charter Communications Holdings, Inc.,
               Senior Note
               9.625%, 11/15/2009                                      8,394,750

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Strategic Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
  Amount      Description                                             Value (a)
--------------------------------------------------------------------------------
              United States -- continued
$   400,000   Charter Communications Holdings, Inc.,
              Senior Note
              10.000%, 4/01/2009                                     $   324,000
  1,725,000   Charter Communications Holdings, Inc.,
              Senior Note
              10.000%, 5/15/2011                                       1,328,250
  5,350,000   Coastal Corp., Note
              6.950%, 6/01/2028                                        4,306,750
  3,320,000   Columbia/HCA Healthcare Corp., Note
              7.050%, 12/01/2027                                       3,227,462
    500,000   Columbia/HCA Healthcare Corp., Note
              7.500%, 12/15/2023                                         512,767
    500,000   Columbia/HCA Healthcare Corp., Note, (MTN)
              7.580%, 9/15/2025                                          521,465
    250,000   Continental Airlines, Inc., Senior Note
              8.000%, 12/15/2005(c)                                      228,750
  1,239,119   Continental Airlines, Inc., Series 1997-4,
              Class 4A
              6.900%, 1/02/2018                                        1,193,073
  2,348,414   Continental Airlines, Inc., Series 1997-4,
              Class 4B
              6.900%, 1/02/2017                                        1,871,236
    774,448   Continental Airlines, Inc., Series 1998-1,
              Class 1B
              6.748%, 3/15/2017                                          595,714
  1,686,375   Continental Airlines, Inc., Series 1999-1,
              Class A
              6.545%, 2/02/2019                                        1,627,495
    459,958   Continental Airlines, Inc., Series 1999-1,
              Class C
              6.954%, 8/02/2009                                          350,025
  2,056,686   Continental Airlines, Inc., Series 1999-2,
              Class B
              7.566%, 3/15/2020                                        1,590,634
    598,749   Continental Airlines, Inc., Series 2001-1,
              Class A1
              6.703%, 6/15/2021                                          557,988
    341,694   Continental Airlines, Inc., Series 2001-1,
              Class B
              7.373%, 12/15/2015                                         268,008
  6,225,000   Corning, Inc., Note
              5.900%, 3/15/2014                                        6,084,483
  6,220,000   Corning, Inc., Note
              6.200%, 3/15/2016                                        6,110,466
    650,000   Corning, Inc., Note
              6.750%, 9/15/2013                                          677,446
  1,000,000   Corning, Inc., Note
              6.850%, 3/01/2029                                          928,553
    350,000   Corning, Inc., Note, (MTN)
              8.300%, 4/04/2025                                          364,648
    400,000   CSC Holdings, Inc., Senior Note
              7.875%, 2/15/2018                                          413,000
    250,000   CSC Holdings, Inc., Series B, Senior Note
              8.125%, 7/15/2009                                          265,625
    250,000   CSC Holdings, Inc., Series B, Senior Note
              8.125%, 8/15/2009                                          265,625
  2,145,000   Cummins, Inc., Note
              7.125%, 3/01/2028                                        2,145,000
    145,000   Dana Corp., Note
              9.000%, 8/15/2011, (EUR)                                   216,178
  7,285,000   Dillard's Department Stores, Inc., Note
              6.625%, 1/15/2018                                        6,957,175
    425,000   Dillard's Department Stores, Inc., Note
              7.875%, 1/01/2023                                          431,375
    850,000   Dillard's, Inc., Note
              7.000%, 12/01/2028                                         799,000
  1,600,000   Dillard's, Inc., Note
              7.130%, 8/01/2018                                        1,580,000
  1,500,000   Dillard's, Inc., Note
              7.750%, 7/15/2026                                        1,485,000
$ 3,705,000   Edison Mission Energy Corp., Senior Note
              7.730%, 6/15/2009                                      $ 3,890,250
    840,000   EL Paso Corp., Note
              5.750%, 3/14/2006, (EUR)                                 1,034,223
    900,000   EL Paso Corp., Note
              7.000%, 5/15/2011(c)                                       868,500
    750,000   EL Paso Corp., Senior Note, (MTN)
              7.800%, 8/01/2031                                          658,125
    400,000   EL Paso Energy Corp., Note, (MTN), (FRN)
              7.750%, 1/15/2032(c)                                       349,000
  4,000,000   FHLMC
              3.220%, 6/20/2007, (SGD)                                 2,447,440
  7,000,000   FHLMC
              4.625%, 2/15/2007, (EUR)                                 9,046,490
  1,000,000   First Industrial, LP, Note
              7.600%, 7/15/2028                                        1,108,228
 34,000,000   FNMA
              Zero coupon, 10/29/2007, (NZD)                          18,759,886
 28,200,000   FNMA
              2.290%, 2/19/2009, (SGD)                                16,531,655
  6,500,000   FNMA
              2.375%, 2/15/2007(c)                                     6,414,778
    150,000   Ford Motor Co., Note
              6.625%, 10/01/2028                                         135,797
    125,000   Ford Motor Credit Co., Note
              7.250%, 2/22/2005, (GBP)                                   227,629
    500,000   General Electric Capital Corp., Series E,
              Note, (MTN)
              1.725%, 6/27/2008, (SGD)                                   288,726
    950,000   Georgia-Pacific Corp., Note
              7.250%, 6/01/2028                                          983,250
  3,200,000   Georgia-Pacific Corp., Note
              7.375%, 12/01/2025                                       3,408,000
  3,775,000   Georgia-Pacific Corp., Note
              7.750%, 11/15/2029                                       4,058,125
    100,000   Great Lakes Dredge & Dock Corp., Senior
              Subordinated Note
              7.750%, 12/15/2013                                          86,500
    250,000   Hasbro, Inc., Note
              6.600%, 7/15/2028                                          251,250
  1,000,000   HCA, Inc., Senior Note
              5.750%, 3/15/2014                                          991,353
  3,140,000   IMC Global, Inc., Note
              7.300%, 1/15/2028                                        3,171,400
  1,880,000   IMC Global, Inc., Note
              7.375%, 8/01/2018                                        1,974,000
    640,000   JC Penney Co., Inc., Note
              7.125%, 11/15/2023                                         676,800
    900,000   JC Penney Co., Inc., Note
              7.650%, 8/15/2016                                        1,021,500
    350,000   JC Penney Co., Inc., Note
              7.950%, 4/01/2017                                          404,250
    250,000   JC Penney Co., Inc., Note, (MTN), (FRN)
              6.875%, 10/15/2015                                         266,250
 11,285,000   Lucent Technologies, Inc., Note
              6.450%, 3/15/2029                                        9,140,850
  1,250,000   McDonald's Corp., Series E, Note, (MTN)
              3.6275%, 10/10/2010, (SGD)                                 757,207
    881,000   Missouri Pacific Railroad Co., Note
              5.000%, 1/01/2045                                          636,522
  1,485,000

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Strategic Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                            Value (a)
--------------------------------------------------------------------------------
              United States -- continued
$   125,000   Motorola, Inc., Note
              6.500%, 11/15/2028                                    $    129,794
  3,175,000   Northern Telecom Capital Corp., Note
              7.875%, 6/15/2026                                        3,063,875
  4,840,000   Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                        4,694,800
  2,000,000   Pharma Services Intermediate Holding Corp.,
              Senior Note, 144A
              0/11.500%, 4/01/2014(i)                                  1,260,000
    310,000   Phillips-Van Heusen Corp., Note
              7.750%, 11/15/2023                                         310,000
    250,000   Pioneer Natural Resources Co., Senior Note
              7.200%, 1/15/2028                                          281,558
  1,900,000   Qwest Capital Funding, Inc., Guaranteed Note
              7.000%, 8/03/2009(c)                                     1,738,500
  2,420,000   Qwest Capital Funding, Inc., Guaranteed Note
              7.625%, 8/03/2021                                        1,893,650
    600,000   Qwest Capital Funding, Inc., Note
              6.500%, 11/15/2018                                         438,000
    825,000   Qwest Capital Funding, Inc., Note
              7.250%, 2/15/2011(c)                                       736,313
  1,700,000   Qwest Capital Funding, Inc., Note
              7.750%, 2/15/2031                                        1,300,500
    250,000   Qwest Capital Funding, Inc., Note
              7.900%, 8/15/2010(c)                                       230,625
    350,000   Qwest Corp., Note
              7.250%, 9/15/2025                                          315,000
    229,302   Salton SEA Funding Corp., Series C, Senior
              Secured Note
              7.840%, 5/30/2010                                          243,982
    750,000   Southern Natural Gas Co., Note
              7.350%, 2/15/2031                                          740,625
    250,000   Sprint Capital Corp., Note
              6.875%, 11/15/2028                                         262,223
  2,600,000   Tennessee Gas Pipeline Co., Note
              7.000%, 10/15/2028                                       2,470,000
    650,000   Tennessee Gas Pipeline Co., Note
              7.500%, 4/01/2017                                          674,375
    496,687   Tiverton Power Associates, LP, Note, 144A
              9.000%, 7/15/2018                                          362,582
  5,000,000   U.S. Treasury Note
              1.625%, 2/28/2006                                        4,949,025
 18,250,000   U.S. West Capital Funding, Inc., Note
              6.875%, 7/15/2028(c)                                    13,094,375
    245,000   United Rentals North America, Inc., Senior
              Subordinated Note
              7.000%, 2/15/2014(c)                                       217,438
    600,000   Williams Cos., Inc., Note
              7.875%, 9/01/2021                                          666,000
    965,000   Williams Cos., Inc., Senior Note
              7.750%, 6/15/2031                                          979,475
  8,600,000   Williams Cos., Inc., Series A, Note
              7.500%, 1/15/2031                                        8,643,000
  1,000,000   Woolworth Corp., Note
              8.500%, 1/15/2022                                        1,065,000
 13,550,000   Xerox Capital Trust I, Guaranteed Note
              8.000%, 2/01/2027                                       13,346,750
  1,730,000   Xerox Corp., Note, (MTN)
              7.200%, 4/01/2016                                        1,768,925
                                                                    ------------
                                                                     288,694,223
                                                                    ------------
              Uruguay -- 0.4%
  1,600,000   Republic of Uruguay
              7.500%, 3/15/2015                                        1,416,000
$ 2,248,066   Republic of Uruguay
              7.875%, 1/15/2033                                     $  1,809,693
                                                                    ------------
                                                                       3,225,693
                                                                    ------------
              Venezuela -- 3.7%
 16,235,000   Cerro Negro Finance, Ltd., Note, 144A
              7.900%, 12/01/2020                                      15,829,125
  8,155,000   Petrozuata Finance, Inc., Note, Series B,
              144A
              8.220%, 4/01/2017                                        8,032,675
  3,640,000   Republic of Venezuela
              9.250%, 9/15/2027                                        3,587,220
                                                                    ------------
                                                                      27,449,020
                                                                    ------------
              Total Non-Convertible Bonds
              (Identified Cost $552,197,319)                         589,809,784
                                                                    ------------
              Total Bonds and Notes
              (Identified Cost $579,134,447)                         620,928,573
                                                                    ------------

Shares
--------------------------------------------------------------------------------
Preferred Stocks -- 4.2% of Total Net Assets
              Philippines -- 1.1%
    156,314   Philippine Long Distance Telephone Co.,
              Sponsored GDR,
              Convertible, $24.80, 12/31/2049                          7,800,069
                                                                    ------------
              United States -- 3.1%
     10,000   Chesapeake Energy Corp., Convertible                       801,250
     51,500   Cummins Capital Trust I, Convertible(c)                  4,190,812
     10,000   El Paso Tennessee Pipeline Co. Class A                     455,625
     24,550   Host Marriott Finance Trust (REIT),                      1,288,875
              Convertible
      3,300   La Quinta Corp.                                             83,655
      7,400   Lucent Technologies Capital Trust I,
              Convertible, 7.75%,
              3/15/2017                                                8,215,850
     15,000   Newell Financial Trust I, Convertible                      652,500
    147,550   Owens-Illinois, Inc., Convertible, 4.75%,                5,142,117
              12/31/2049(c)
        500   Pacific Gas & Electric Co.                                  10,625
     31,875   Pacific Gas & Electric Co.                                 817,594
        800   Pacific Gas & Electric Co.                                  16,176
        600   Pacific Gas & Electric Co. Class E                          12,642
      9,500   Southern California Edison Co.                             963,954
     10,000   United Rentals Trust I, Convertible                        380,000
                                                                    ------------
                                                                      23,031,675
                                                                    ------------
              Total Preferred Stocks
              (Identified Cost $25,125,752)                           30,831,744
                                                                    ------------

Common Stocks -- 3.1%
              United States -- 3.1%
    162,900   Associated Estates Realty Corp. (REIT)                   1,627,371
      1,440   Covad Communications Group, Inc.                             2,419
    182,500   Developers Diversified Realty Corp. (REIT)               7,144,875
    282,500   Duke Energy Corp.(c)                                     6,466,425
     26,300   High Income Opportunity Fund, Inc.                         179,629
     47,136   Morgan Stanley Emerging Markets Debt Fund,                 431,766
              Inc.
     12,175   PIMCO Strategic Global Government Fund, Inc.               144,882
     24,650   Senior High Income Portfolio, Inc.                         147,407
    117,700   Simon Property Group, Inc. (REIT)                        6,312,251
     12,050   Templeton Emerging Markets Income Fund,                    155,445
              Inc.(c)
              Total Common Stocks
              (Identified Cost $15,965,586)                           22,612,470
                                                                    ------------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Strategic Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

 Principal
   Amount     Description                                             Value (a)
--------------------------------------------------------------------------------
Short Term Investments -- 13.5%
$60,761,860   Repurchase Agreement with Investors Bank & Trust
              Co. dated 9/30/2004 at 1.27% to be repurchased at
              $60,764,003 on 10/01/2004, collateralized by
              $62,882,562 Government National Mortgage
              Association Bond and Federal National Mortgage
              Association Bond, 4.00% due 5/20/2034 and 4.12%
              due 2/01/2033, respectively, aggregately valued
              at $63,799,953                                       $ 60,761,860

  5,010,303   Bank of America, 1.875%, due 10/19/2004(j)              5,010,303
    808,610   Bank of Montreal, 1.76%, due 10/25/2004(j)                808,610
  1,202,473   Bank of Nova Scotia, 1.75%, due 10/21/2004(j)           1,202,473
  2,505,152   Bank of Nova Scotia, 1.76%, due 11/12/2004(j)           2,505,152
  2,855,873   BGI Institutional Money Market Fund(j)                  2,855,873
  2,505,152   BNP Paribas, 1.80%, due 11/23/2004(j)                   2,505,152
  1,503,091   Falcon Asset Securitization Corp, 1.612%,
              due 10/01/2004(j)                                       1,503,091
    501,030   Fortis Bank, 1.69%, due 10/14/2004(j)                     501,030
  1,496,193   Greyhawk Funding, 1.772%, due 10/19/2004(j)             1,496,193
  1,625,118   Merrill Lynch Premier Institutional Fund(j)             1,625,118
  4,008,243   Merrimac Cash Fund-Premium Class(j)                     4,008,243
  4,008,243   Royal Bank of Canada, 1.78%, due 11/10/2004(j)          4,008,243
  1,503,091   Royal Bank of Scotland, 1.60%, due 10/15/2004(j)        1,503,091
  1,503,091   Royal Bank of Scotland, 1.65%, due 10/29/2004(j)        1,503,091
    150,309   Royal Bank of Scotland, 1.67%, due 11/02/2004(j)          150,309
  3,356,903   Royal Bank of Scotland, 1.88%, due 12/23/2004(j)        3,356,903
    493,816   Sheffield Receivables Corp, 1.622%,
              due 10/04/2004(j)                                         493,816
  1,503,091   Sheffield Receivables Corp, 1.773%,
              due 10/20/2004(j)                                       1,503,091
  1,002,061   Toronto Dominion Bank, 1.70%, due 11/08/2004(j)         1,002,061
  1,503,091   Wells Fargo, 1.60%, due 10/04/2004(j)                   1,503,091
                                                                   ------------

              Total Short Term Investments (Identified Cost
              $99,806,794)                                           99,806,794
                                                                   ------------

              Total Investments -- 104.8%
              (Identified Cost $720,032,579)(b)                     774,179,581
              Other assets less liabilities                         (35,342,683)
                                                                   ------------
              Total Net Assets -- 100%                             $738,836,898
                                                                   ============

        (a)   See Note 2a of Notes to Financial Statements.
        (b)   Federal Tax Information:
              At September 30, 2004, the net unrealized
              appreciation on investments based on cost of
              $719,991,217 for federal income tax purposes was
              as follows:
              Aggregate gross unrealized appreciation for all
              investments in which there is an excess of value
              over tax cost                                        $ 64,525,627
              Aggregate gross unrealized depreciation for all
              investments in which there is an excess of
              tax cost over value                                   (10,337,263)
                                                                   ------------
              Net unrealized appreciation                          $ 54,188,364
                                                                   ============

              At September 30, 2004, the Fund had a capital loss carryover of approximately $49,383,086 of which $3,167,856 expires on September 30, 2007, $6,500,127 expires on September 30, 2008, $10,848,517 expires on September 30, 2009,
              $21,770,312 expires on September 30, 2010 and $7,096,274 expires on September 30, 2011. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

              At September 30, 2004, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $6,368,311 in undistributed ordinary income and $0 in undistributed long-term gains.
        (c) All or a portion of this security was on loan to brokers at September 30, 2004.
        (d)   Non-income producing security.
        (e) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
        (f) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
        (g) Security is in default of principal and interest payment.
        (h) Illiquid security. At September 30, 2004, the value of these securities amounted to $16,401,020 or 2.2% of net assets.
        (i) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date.
        (j) Represents investments of securities lending collateral.

    ADR/GDR   An American Depositary (ADR) or Global Depositary Receipt (GDR)
              is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
        FRN   Floating Rate Note
        MTN   Medium Term Note
       REIT   Real Estate Investment Trust
     yankee   U.S. dollar denominated security issued by a non-U.S. company.
       144A   Securities exempt from registration under Rule 144A of the
              Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $63,422,786 or 8.6% of net assets.

        BRL   Brazilian Real
        CAD   Canadian Dollar
        EUR   Euro
        GBP   British Pound
        MXN   Mexican Peso
        NOK   Norwegian Krone
        NZD   New Zealand Dollars
        SEK   Swedish Krona
        SGD   Singapore Dollar
        ZAR   South African Rand

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
   Loomis Sayles Strategic Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of September 30, 2004

Holdings at September 30, 2004 as a Percentage of Net Assets (unaudited)

Sovereigns                      14.8%
Foreign Local Governments       11.9
Repurchase Agreement             8.2
Government Agencies              7.1
Electric                         5.5
Financial Services               5.3
Electronics                      5.1
Transportation Services          4.3
Wirelines                        3.8
Supranationals                   3.6
Integrated Energy                3.2
Pipelines                        3.0
Media Cable                      2.6
Information/Data Technology      2.3
Real Estate Investment Trusts    2.2
Electric Utilities               2.0
Retailers                        2.0
Other, less than 2% each        17.9

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------
                       Statements of Assets & Liabilities
--------------------------------------------------------------------------------

September 30, 2004

                                                                     Core Plus Bond      Government      High Income
                                                                          Fund        Securities Fund       Fund
                                                                     --------------   ---------------   ------------
ASSETS
   Investments at cost                                                $286,789,195      $64,088,435     $ 48,846,655
   Net unrealized appreciation                                           8,903,726        3,753,430        2,679,295
                                                                      ------------      -----------     ------------
      Investments at value                                             295,692,921       67,841,865       51,525,950
   Receivable for Fund shares sold                                         655,430            3,910           55,698
   Receivable for securities sold                                        2,882,289               --           54,167
   Dividends and interest receivable                                     3,459,793          823,586          850,292
   Tax reclaims receivable                                                      --               --              144
   Receivable from investment adviser                                       24,079               --               --
   Securities lending income receivable                                      2,993            1,042            3,327
   Prepaid expense                                                           2,249              532              349
                                                                      ------------      -----------     ------------
      TOTAL ASSETS                                                     302,719,754       68,670,935       52,489,927
                                                                      ------------      -----------     ------------

LIABILITIES
   Collateral on securities loaned, at value                             9,091,824          651,750        6,394,083
   Payable for securities purchased                                      6,431,826               --          555,545
   Payable for Fund shares redeemed                                        517,487          167,473           91,859
   Dividends payable                                                       370,639           16,166          104,965
   Management fees payable                                                  98,191           30,760           22,147
   Deferred Trustees' fees                                                 155,067           80,811           34,427
   Transfer agent fees payable                                             268,126           17,157           14,772
   Accounting and administrative fees payable                               31,580            7,451            4,897
   Deferred expense payable                                                     --               --               --
   Other accounts payable and accrued expenses                              87,742           48,194           50,534
                                                                      ------------      -----------     ------------
      TOTAL LIABILITIES                                                 17,052,482        1,019,762        7,273,229
                                                                      ------------      -----------     ------------
NET ASSETS                                                            $285,667,272      $67,651,173     $ 45,216,698
                                                                      ============      ===========     ============
NET ASSETS CONSIST OF:
   Paid in capital                                                    $298,548,352      $71,852,760     $127,794,625
   Undistributed (overdistributed) net investment income                 2,485,658          (12,707)        (110,020)
   Accumulated net realized gain (loss) on investments                 (24,291,216)      (7,942,310)     (85,147,844)
   Net unrealized appreciation (depreciation) of investments             8,924,478        3,753,430        2,679,937
                                                                      ------------      -----------     ------------
NET ASSETS                                                            $285,667,272      $67,651,173     $ 45,216,698
                                                                      ============      ===========     ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets                                                      $120,008,636      $54,704,267     $ 24,641,380
                                                                      ============      ===========     ============
      Shares of beneficial interest                                     10,263,189        4,571,299        5,107,177
                                                                      ============      ===========     ============
      Net asset value and redemption price per share                  $      11.69      $     11.97     $       4.82
                                                                      ============      ===========     ============
      Offering price per share (100/[100-maximum sales charge]
         of net asset value)                                          $      12.24      $     12.53     $       5.05
                                                                      ============      ===========     ============
   Class B shares: (redemption price is equal to net asset
      value less any applicable contingent deferred sales charges)
      Net assets                                                      $148,556,449      $10,689,247     $ 17,967,471
                                                                      ============      ===========     ============
      Shares of beneficial interest                                     12,698,362          893,053        3,721,753
                                                                      ============      ===========     ============
      Net asset value and offering price per share                    $      11.70      $     11.97     $       4.83
                                                                      ============      ===========     ============
   Class C shares: (redemption price is equal to net asset
      value less any applicable contingent deferred sales charges)
      Net assets                                                      $  6,161,549      $        --     $  2,607,847
                                                                      ============      ===========     ============
      Shares of beneficial interest                                        526,361               --          540,386
                                                                      ============      ===========     ============
      Net asset value and offering price per share                    $      11.71      $        --     $       4.83
                                                                      ============      ===========     ============
   Class Y shares:
      Net assets                                                      $ 10,940,638      $ 2,257,659     $         --
                                                                      ============      ===========     ============
      Shares of beneficial interest                                        931,708          189,140               --
                                                                      ============      ===========     ============
      Net asset value, offering and redemption price per share        $      11.74      $     11.94     $         --
                                                                      ============      ===========     ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Massachusetts
Limited Term Government   Tax Free Income   Municipal Income   Strategic Income
    and Agency Fund            Fund               Fund               Fund
-----------------------   ---------------   ----------------   ----------------
     $146,989,764           $80,056,547       $113,723,877       $720,032,579
          497,242             4,618,443          5,531,290         54,147,002
     ------------           -----------       ------------       ------------
      147,487,006            84,674,990        119,255,167        774,179,581
           21,741                 3,328             46,299          8,314,944
           64,260                75,000            300,000            819,467
          846,380             1,387,929          1,814,240         10,070,799
               --                    --                 --             11,264
               --                    --                 --                 --
            4,257                    --                 --             17,156
            1,011                   659                943              4,728
     ------------           -----------       ------------       ------------
      148,424,655            86,141,906        121,416,649        793,417,939
     ------------           -----------       ------------       ------------

       19,922,719                    --                 --         39,044,934
               --                    --                 --         11,383,883
          211,180                69,833            192,359          2,014,731
          100,247                68,115            118,844          1,290,336
           59,988                42,147             47,524            352,992
           52,210                39,975             90,297             78,127
           26,698                13,819             19,185            116,188
           14,181                 9,237             13,207             67,718
               --                    --                 --             69,643
           48,188                37,688             46,740            162,489
     ------------           -----------       ------------       ------------
       20,435,411               280,814            528,156         54,581,041
     ------------           -----------       ------------       ------------
     $127,989,244           $85,861,092       $120,888,493       $738,836,898
     ============           ===========       ============       ============

     $147,102,339           $84,232,180       $117,468,117       $729,762,530
         (110,117)               18,623            146,840          5,317,888
      (19,500,220)           (3,008,154)        (2,257,754)       (50,690,098)
          497,242             4,618,443          5,531,290         54,446,578
     ------------           -----------       ------------       ------------
     $127,989,244           $85,861,092       $120,888,493       $738,836,898
     ============           ===========       ============       ============

     $106,701,169           $81,426,508       $111,801,197       $343,585,555
     ============           ===========       ============       ============
        9,440,205             4,911,197         14,957,611         25,324,413
     ============           ===========       ============       ============
     $      11.30           $     16.58       $       7.47       $      13.57
     ============           ===========       ============       ============
     $      11.65           $     17.32       $       7.82       $      14.21
     ============           ===========       ============       ============

     $ 10,106,991           $ 4,434,584       $  9,087,296       $128,714,162
     ============           ===========       ============       ============
          895,976               268,075          1,214,511          9,461,062
     ============           ===========       ============       ============
     $      11.28           $     16.54       $       7.48       $      13.60
     ============           ===========       ============       ============

     $  6,948,569           $        --       $         --       $255,704,540
     ============           ===========       ============       ============
          615,184                    --                 --         18,801,081
     ============           ===========       ============       ============
     $      11.30           $        --       $         --       $      13.60
     ============           ===========       ============       ============

     $  4,232,515           $        --       $         --       $ 10,832,641
     ============           ===========       ============       ============
          373,209                    --                 --            798,517
     ============           ===========       ============       ============
     $      11.34           $        --       $         --       $      13.57
     ============           ===========       ============       ============

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

                                                            Core Plus Bond      Government     High Income   Limited Term Government
                                                                 Fund        Securities Fund       Fund          and Agency Fund
                                                            --------------   ---------------   -----------   -----------------------
INVESTMENT INCOME
   Dividends                                                 $         --      $        --     $    72,343         $        --
   Interest                                                    15,836,566        3,277,228       4,113,790           5,323,114
   Securities lending income                                       22,911           19,185          21,672              11,603
   Less net foreign taxes withheld                                     --               --          (1,441)                 --
                                                             ------------      -----------     -----------         -----------
                                                               15,859,477        3,296,413       4,206,364           5,334,717
                                                             ------------      -----------     -----------         -----------
   Expenses
      Management fees                                           1,260,438          410,046         330,146             773,694
      Service and distribution fees - Class A                     312,845          149,737          62,823             361,411
      Service and distribution fees - Class B                   1,547,638          121,316         208,830             116,983
      Service and distribution fees - Class C                      68,011               --          27,615              76,233
      Trustees' fees and expenses                                  45,752           25,336          16,355              22,937
      Accounting and administrative                               198,429           48,897          31,916              88,981
      Custodian                                                   106,109           48,834          58,185              68,532
      Transfer agent fees - Class A, Class B, Class C           1,058,776          150,534         125,499             257,277
      Transfer agent fees - Class Y                                61,698           15,657              --              17,747
      Audit and tax services                                       31,655           24,657          33,384              24,705
      Legal                                                        15,075            3,418          10,766               7,774
      Shareholder reporting                                        62,254           28,325          24,660              23,605
      Registration                                                 58,250           34,939          38,640              49,716
      Deferred expense reimbursement                                   --               --              --                  --
      Miscellaneous                                                30,420           12,090          13,829              26,532
                                                             ------------      -----------     -----------         -----------
   Total expenses                                               4,857,350        1,073,786         982,648           1,916,127
      Less reimbursement/waiver                                   (74,236)              --              --                  --
                                                             ------------      -----------     -----------         -----------
   Net expenses                                                 4,783,114        1,073,786         982,648           1,916,127
                                                             ------------      -----------     -----------         -----------
   Net investment income                                       11,076,363        2,222,627       3,223,716           3,418,590
                                                             ------------      -----------     -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
      Investments - net                                         9,433,192         (202,144)      2,160,899           1,021,149
      Foreign currency transactions - net                          92,695               --            (522)                 --
   Change in unrealized appreciation (depreciation) of:
      Investments - net                                        (6,368,379)        (524,082)       (390,534)         (2,043,680)
      Foreign currency transactions - net                          13,432               --             642                  --
                                                             ------------      -----------     -----------         -----------
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         3,170,940         (726,226)      1,770,485          (1,022,531)
                                                             ------------      -----------     -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                $ 14,247,303      $ 1,496,401     $ 4,994,201         $ 2,396,059
                                                             ============      ===========     ===========         ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Massachusetts
Tax Free Income   Municipal Income   Strategic Income
      Fund              Fund               Fund
---------------   ----------------   ----------------
   $       --        $       --        $ 2,920,500
    4,485,864         6,560,082         33,362,961
           --                --             75,284
           --                --            (71,553)
   ----------        ----------        -----------
    4,485,864         6,560,082         36,287,192
   ----------        ----------        -----------

      530,148           606,254          3,264,555
      271,068           295,653            590,762
       51,109           100,731          1,251,818
           --                --          1,593,979
       19,184            29,497             45,798
       57,745            84,045            337,400
       43,498            48,057            189,045
      153,499           214,273            909,550
           --                --             18,916
       24,818            26,174             37,414
        4,564             7,848             27,004
       27,132            23,515             93,502
       18,400            37,835            129,744
           --                --             69,643
       10,723            22,887             63,220
   ----------        ----------        -----------
    1,211,888         1,496,769          8,622,350
           --                --             (5,434)
   ----------        ----------        -----------
    1,211,888         1,496,769          8,616,916
   ----------        ----------        -----------
    3,273,976         5,063,313         27,670,276
   ----------        ----------        -----------

     (325,070)         (199,243)        15,214,149
           --                --            190,679

    1,181,062         1,189,663         21,827,031
           --                --            157,892
   ----------        ----------        -----------
      855,992           990,420         37,389,751
   ----------        ----------        -----------
   $4,129,968        $6,053,733         65,060,027
   ==========        ==========        ===========

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Core Plus Bond                                  Government
                                                         Fund                                     Securities Fund
                                     --------------------------------------------  --------------------------------------------
                                                     For the Period                                For the Period
                                                    January 1, 2003                               January 1, 2003
                                       Year Ended       through       Year Ended     Year Ended       through       Year Ended
                                     September 30,   September 30,   December 31,  September 30,   September 30,   December 31,
                                          2004            2003           2002           2004            2003           2002
                                     -------------  ---------------  ------------  -------------  ---------------  ------------
FROM OPERATIONS:
   Net investment income              $ 11,076,363    $  9,527,954   $ 17,087,741   $  2,222,627    $  2,088,839   $  3,478,800
   Net realized gain (loss) on
      investments and foreign
      currency transactions              9,525,887       3,864,683    (18,724,816)      (202,144)      2,186,050      1,754,365
   Net change in unrealized
      appreciation (depreciation)
      of investments                    (6,354,947)      5,549,963      9,019,633       (524,082)     (1,862,032)     6,101,934
                                      ------------    ------------   ------------   ------------    ------------   ------------
   Increase (decrease) in net
      assets resulting from
      operations                        14,247,303      18,942,600      7,382,558      1,496,401       2,412,857     11,335,099
                                      ------------    ------------   ------------   ------------    ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class A                           (5,832,828)     (4,447,575)    (8,791,213)    (2,240,003)     (2,185,576)    (3,186,452)
      Class B                           (5,866,726)     (4,047,373)    (6,316,934)      (363,180)       (410,467)      (530,909)
      Class C                             (259,130)       (220,936)      (498,081)            --              --             --
      Class Y                             (806,864)       (668,802)    (1,050,339)       (90,354)       (133,483)      (289,414)
                                      ------------    ------------   ------------   ------------    ------------   ------------
                                       (12,765,548)     (9,384,686)   (16,656,567)    (2,693,537)     (2,729,526)    (4,006,775)
                                      ------------    ------------   ------------   ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE
   TRANSACTIONS                        (36,519,835)     (5,058,236)    (4,698,171)   (18,071,441)    (12,801,156)     4,088,509
                                      ------------    ------------   ------------   ------------    ------------   ------------
   Redemption Fees
      Class A                                  164              --             --             --              --             --
      Class B                                  204              --             --             --              --             --
      Class C                                    7              --             --             --              --             --
      Class Y                                   17              --             --             --              --             --
                                      ------------    ------------   ------------   ------------    ------------   ------------
                                               392              --             --             --              --             --
                                      ------------    ------------   ------------   ------------    ------------   ------------
   Total increase (decrease) in net
      assets                           (35,037,688)      4,499,678    (13,972,180)   (19,268,577)    (13,117,825)    11,416,833
                                      ------------    ------------   ------------   ------------    ------------   ------------
NET ASSETS
   Beginning of period                 320,704,960     316,205,282    330,177,462     86,919,750     100,037,575     88,620,742
                                      ------------    ------------   ------------   ------------    ------------   ------------
   End of period                      $285,667,272    $320,704,960   $316,205,282   $ 67,651,173    $ 86,919,750   $100,037,575
                                      ============    ============   ============   ============    ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME                  $  2,485,658    $  1,397,403   $    127,794   $    (12,707)   $    (18,577)  $    (16,246)
                                      ============    ============   ============   ============    ============   ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Limited Term
                 High Income                                   Government
                    Fund                                     and Agency Fund
--------------------------------------------  --------------------------------------------
                For the Period                                For the Period
               January 1, 2003                               January 1, 2003
  Year Ended       through       Year Ended     Year Ended       through       Year Ended
September 30,   September 30,   December 31,  September 30,   September 30,   December 31,
     2004            2003           2002           2004            2003           2002
-------------  ---------------  ------------  -------------  ---------------  ------------
$ 3,223,716     $ 2,691,980    $  4,914,959   $  3,418,590    $  2,567,365   $  4,880,802

  2,160,377       1,766,058     (20,594,051)     1,021,149       1,309,685      2,104,690

   (389,892)      4,199,027       9,402,597     (2,043,680)     (2,298,347)     3,563,852
-----------     -----------    ------------   ------------    ------------   ------------
  4,994,201       8,657,065      (6,276,495)     2,396,059       1,578,703     10,549,344
-----------     -----------    ------------   ------------    ------------   ------------

 (1,756,090)     (1,358,749)     (2,389,509)    (4,112,174)     (3,580,991)    (4,982,529)
 (1,304,202)     (1,211,401)     (2,310,655)      (358,642)       (420,988)      (580,172)
   (172,398)       (138,738)       (257,610)      (232,332)       (230,278)      (272,616)
         --              --              --       (214,192)       (261,630)      (402,890)
-----------     -----------    ------------   ------------    ------------   ------------
 (3,232,690)     (2,708,888)     (4,957,774)    (4,917,340)     (4,493,887)    (6,238,207)
-----------     -----------    ------------   ------------    ------------   ------------

 (6,616,858)     (3,967,380)    (13,012,003)   (16,942,090)     11,483,457      1,774,899
-----------     -----------    ------------   ------------    ------------   ------------

        146              --              --             --              --             --
        110              --              --             --              --             --
         16              --              --             --              --             --
         --              --              --             --              --             --
-----------     -----------    ------------   ------------    ------------   ------------
        272              --              --             --              --             --
-----------     -----------    ------------   ------------    ------------   ------------
 (4,855,075)      1,980,797     (24,246,272)   (19,463,371)      8,568,273      6,086,036
-----------     -----------    ------------   ------------    ------------   ------------

 50,071,773      48,090,976      72,337,248    147,452,615     138,884,342    132,798,306
-----------     -----------    ------------   ------------    ------------   ------------
$45,216,698     $50,071,773    $ 48,090,976   $127,989,244    $147,452,615   $138,884,342
===========     ===========    ============   ============    ============   ============

$  (110,020)    $  (111,575)   $   (128,268)  $   (110,117)   $   (122,089)  $   (116,800)
===========     ===========    ============   ============    ============   ============

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Massachusetts                               Municipal Income
                                                 Tax Free Income Fund                                  Fund
                                     --------------------------------------------  --------------------------------------------
                                                     For the Period                                For the Period
                                                    January 1, 2003                               January 1, 2003
                                       Year Ended       through       Year Ended    Year Ended        through       Year Ended
                                     September 30,   September 30,   December 31,  September 30,   September 30,   December 31,
                                          2004            2003           2002           2004            2003           2002
                                     -------------  ---------------  ------------  -------------  ---------------  ------------
FROM OPERATIONS:
   Net investment income              $ 3,273,976     $ 2,789,342    $ 4,082,640   $  5,063,313    $  4,304,402    $  6,897,727
   Net realized gain (loss) on
      investments and foreign
      currency transactions              (325,070)        877,919       (916,633)      (199,243)      1,148,331       2,710,093
   Net change in unrealized
      appreciation (depreciation)
      of investments                    1,181,062        (851,243)     4,433,497      1,189,663      (1,633,204)        872,708
                                      -----------     -----------    -----------   ------------    ------------    ------------
   Increase (decrease) in net
      assets resulting from
      operations                        4,129,968       2,816,018      7,599,504      6,053,733       3,819,529      10,480,528
                                      -----------     -----------    -----------   ------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class A                          (3,115,670)     (2,628,195)    (3,827,503)    (4,693,919)     (4,027,619)     (6,303,086)
      Class B                            (157,408)       (161,498)      (276,899)      (324,812)       (290,127)       (507,956)
      Class C                                  --              --             --             --              --              --
      Class Y                                  --              --             --             --              --              --
                                      -----------     -----------    -----------   ------------    ------------    ------------
                                       (3,273,078)     (2,789,693)    (4,104,402)    (5,018,731)     (4,317,746)     (6,811,042)
                                      -----------     -----------    -----------   ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE
   TRANSACTIONS                        (7,548,538)     (6,268,959)    (2,388,573)   (17,936,186)     (7,043,056)    (10,738,646)
                                      -----------     -----------    -----------   ------------    ------------    ------------
   Redemption Fees
      Class A                                  --              --             --             --              --              --
      Class B                                  --              --             --             --              --              --
      Class C                                  --              --             --             --              --              --
      Class Y                                  --              --             --             --              --              --
                                      -----------     -----------    -----------   ------------    ------------    ------------
                                               --              --             --             --              --              --
                                      -----------     -----------    -----------   ------------    ------------    ------------
   Total increase (decrease) in net
      assets                           (6,691,648)     (6,242,634)     1,106,529    (16,901,184)     (7,541,273)     (7,069,160)
                                      -----------     -----------    -----------   ------------    ------------    ------------
NET ASSETS
   Beginning of period                 92,552,740      98,795,374     97,688,845    137,789,677     145,330,950     152,400,110
                                      -----------     -----------    -----------   ------------    ------------    ------------
   End of period                      $85,861,092     $92,552,740    $98,795,374   $120,888,493    $137,789,677    $145,330,950
                                      ===========     ===========    ===========   ============    ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME              $    18,623     $    19,469    $    19,970   $    146,840    $    147,016    $    146,768
                                      ===========     ===========    ===========   ============    ============    ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Strategic Income
                     Fund
---------------------------------------------
                 For the Period
                January 1, 2003
  Year Ended        through       Year Ended
September 30,    September 30,   December 31,
     2004             2003           2002
-------------   ---------------  ------------
 $ 27,670,276    $ 12,189,949    $ 15,106,370

   15,404,828      (4,553,646)    (21,248,207)

   21,984,923      47,707,584      36,560,725
 ------------    ------------    ------------
   65,060,027      55,343,887      30,418,888
 ------------    ------------    ------------

  (14,995,915)     (6,332,331)     (5,702,309)
   (6,962,890)     (5,143,216)     (5,565,705)
   (8,540,977)     (2,069,124)     (1,567,724)
     (428,194)        (95,199)        (42,564)
 ------------    ------------    ------------
  (30,927,976)    (13,639,870)    (12,878,302)
 ------------    ------------    ------------

  377,319,844      66,108,057     (23,656,108)
 ------------    ------------    ------------

        1,885              --              --
          817              --              --
        1,391              --              --
           65              --              --
 ------------    ------------    ------------
        4,158              --              --
 ------------    ------------    ------------
  411,456,053     107,812,074      (6,115,522)
 ------------    ------------    ------------

  327,380,845     219,568,771     225,684,293
 ------------    ------------    ------------
 $738,836,898    $327,380,845    $219,568,771
 ============    ============    ============

 $  5,317,888    $  2,204,718    $  3,205,477
 ============    ============    ============

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                                 Income (loss) from investment operations:               Less distributions:
                                 -----------------------------------------  --------------------------------------------
                     Net asset
                       value,                   Net realized                   Dividends    Distributions
                      beginning        Net     and unrealized  Total from        from          from net
                         of        investment  gain (loss) on  investment   net investment     realized       Total       Redemption
                     the period      income      investments   operations       income      capital gains  distributions      fee
                     ----------    ----------  --------------  ----------   --------------  -------------  -------------  ----------
Core Plus Bond Fund
      Class A
   9/30/2004           $11.63       $0.47(c)       $ 0.13        $ 0.60         $(0.54)        $   --         $(0.54)      $0.00(g)
   9/30/2003(f)         11.28        0.37(c)         0.34          0.71          (0.36)            --          (0.36)         --
   12/31/2002           11.59        0.63(c)        (0.32)         0.31          (0.62)            --          (0.62)         --
   12/31/2001(d)        11.52        0.73            0.10          0.83          (0.76)            --          (0.76)         --
   12/31/2000           11.51        0.78            0.03          0.81          (0.80)            --          (0.80)         --
   12/31/1999           12.36        0.81           (0.86)        (0.05)         (0.79)         (0.01)         (0.80)         --

      Class B
   9/30/2004            11.62        0.38(c)         0.14          0.52          (0.44)            --          (0.44)       0.00(g)
   9/30/2003(f)         11.28        0.30(c)         0.34          0.64          (0.30)            --          (0.30)         --
   12/31/2002           11.59        0.55(c)        (0.32)         0.23          (0.54)            --          (0.54)         --
   12/31/2001(d)        11.51        0.64            0.10          0.74          (0.66)            --          (0.66)         --
   12/31/2000           11.51        0.70            0.02          0.72          (0.72)            --          (0.72)         --
   12/31/1999           12.36        0.72           (0.86)        (0.14)         (0.70)         (0.01)         (0.71)         --

      Class C
   9/30/2004            11.63        0.38(c)         0.14          0.52          (0.44)            --          (0.44)       0.00(g)
   9/30/2003(f)         11.29        0.30(c)         0.34          0.64          (0.30)            --          (0.30)         --
   12/31/2002           11.60        0.55(c)        (0.32)         0.23          (0.54)            --          (0.54)         --
   12/31/2001(d)        11.52        0.65            0.09          0.74          (0.66)            --          (0.66)         --
   12/31/2000           11.52        0.70            0.02          0.72          (0.72)            --          (0.72)         --
   12/31/1999           12.37        0.72           (0.86)        (0.14)         (0.70)         (0.01)         (0.71)         --

   Class Y
   9/30/2004            11.69        0.50(c)         0.13          0.63          (0.58)            --          (0.58)       0.00(g)
   9/30/2003(f)         11.33        0.41(c)         0.35          0.76          (0.40)            --          (0.40)         --
   12/31/2002           11.63        0.69(c)        (0.32)         0.37          (0.67)            --          (0.67)         --
   12/31/2001(d)        11.54        0.79            0.10          0.89          (0.80)            --          (0.80)         --
   12/31/2000           11.54        0.83            0.01          0.84          (0.84)            --          (0.84)         --
   12/31/1999           12.38        0.85           (0.86)        (0.01)         (0.82)         (0.01)         (0.83)         --

Government
   Securities Fund
      Class A
   9/30/2004           $12.09       $0.37(c)       $(0.05)       $ 0.32         $(0.44)        $   --         $(0.44)         --
   9/30/2003(f)         12.12        0.26(c)         0.06          0.32          (0.35)            --          (0.35)         --
   12/31/2002           11.18        0.45(c)         1.01          1.46          (0.52)            --          (0.52)         --
   12/31/2001(d)        11.18        0.50            0.05          0.55          (0.55)            --          (0.55)         --
   12/31/2000           10.47        0.62            0.69          1.31          (0.60)            --          (0.60)         --
   12/31/1999           11.90        0.67           (1.42)        (0.75)         (0.68)            --          (0.68)         --

      Class B
   9/30/2004            12.10        0.28(c)        (0.06)         0.22          (0.35)            --          (0.35)         --
   9/30/2003(f)         12.12        0.20(c)         0.07          0.27          (0.29)            --          (0.29)         --
   12/31/2002           11.17        0.36(c)         1.02          1.38          (0.43)            --          (0.43)         --
   12/31/2001(d)        11.18        0.42            0.03          0.45          (0.46)            --          (0.46)         --
   12/31/2000           10.47        0.54            0.69          1.23          (0.52)            --          (0.52)         --
   12/31/1999           11.90        0.59           (1.42)        (0.83)         (0.60)            --          (0.60)         --

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For the Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Ratios to average net assets:
 Net asset             Net assets,   -----------------------------
  value,      Total       end of                  Net investment     Portfolio
  end of     return     the period     Expenses       income          turnover
the period   (%)(a)       (000)         (%)(b)        (%)(b)          rate (%)
----------   ------    -----------     --------   --------------     ---------
  $11.69      5.3(h)     $120,009       1.19(i)        4.05              69
   11.63      6.4         133,887       1.28           4.31              61
   11.28      2.8         147,647       1.18           5.65              65
   11.59      7.2         173,836       1.09           6.26              84
   11.52      7.4         174,969       1.04           7.03              83
   11.51     (0.3)        213,769       0.97           6.87              63

   11.70      4.6(h)      148,556       1.94(i)        3.29              69
   11.62      5.8         161,317       2.03           3.55              61
   11.28      2.1         141,188       1.93           4.90              65
   11.59      6.5         127,520       1.84           5.49              84
   11.51      6.5         100,353       1.79           6.28              83
   11.51     (1.1)         89,213       1.72           6.12              63

   11.71      4.6(h)        6,162       1.94(i)        3.30              69
   11.63      5.8           7,612       2.03           3.55              61
   11.29      2.1           9,024       1.93           4.90              65
   11.60      6.5          11,470       1.84           5.52              84
   11.52      6.5          12,541       1.79           6.28              83
   11.52     (1.1)         14,872       1.72           6.12              63

   11.74      5.5(h)       10,941       0.94(i)        4.30              69
   11.69      6.9          17,889       0.73           4.85              61
   11.33      3.5          18,346       0.67           6.15              65
   11.63      7.8          17,351       0.67           6.68              84
   11.54      7.6          14,013       0.67           7.40              83
   11.54     (0.0)(e)      10,320       0.72           7.12              63

  $11.97      2.8        $ 54,704       1.31           3.11             107
   12.09      2.7          68,882       1.33           3.03              41
   12.12     13.4          76,338       1.25           3.90              52
   11.18      4.9          70,551       1.39           4.46             317
   11.18     12.9          70,909       1.41           5.69             622
   10.47     (6.4)         84,904       1.36           6.00             313

   11.97      1.9          10,689       2.06           2.36             107
   12.10      2.2          15,101       2.08           2.29              41
   12.12     12.6          16,878       2.00           3.15              52
   11.17      4.1          13,249       2.14           3.71             317
   11.18     12.1          10,343       2.16           4.94             622
   10.47     (7.1)          9,430       2.11           5.25             313

(e)  Amount is less than one tenth of one percent.
(f)  For the nine months ended September 30, 2003.
(g)  Amount rounds to less than $0.01.
(h) Had certain expenses not been reduced during the period, total returns would have been lower.
(i) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

--------------------------------------------------------------------------------
                        Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                                           Income (loss) from investment
                                                    operations:                        Less distributions:
                                        -----------------------------------  ---------------------------------------
                                                        Net
                                                      realized
                             Net asset                  and                   Dividends  Distribution
                               value                 unrealized                 from       from net
                             beginning      Net     gain (loss)  Total from      net       realized
                                of      investment       on      investment  investment     capital        Total      Redemption
                            the period    income    investments  operations    income        gains     distributions      fee
                            ----------  ----------  -----------  ----------  ----------  ------------  -------------  ----------
Government Securities Fund
   (continued)
   Class Y
   9/30/2004                  $12.07     $0.35(c)     $(0.06)      $ 0.29      $(0.42)        $--         $(0.42)      $  --
   9/30/2003(e)                12.11      0.31(c)       0.04         0.35       (0.39)         --          (0.39)         --
   12/31/2002                  11.17      0.49(c)       1.00         1.49       (0.55)         --          (0.55)         --
   12/31/2001(d)               11.17      0.55          0.04         0.59       (0.59)         --          (0.59)         --
   12/31/2000                  10.44      0.65          0.71         1.36       (0.63)         --          (0.63)         --
   12/31/1999                  11.88      0.70         (1.43)       (0.73)      (0.71)         --          (0.71)         --

High Income Fund*
   Class A
   9/30/2004                  $ 4.65     $0.33(c)     $ 0.17       $ 0.50      $(0.33)        $--         $(0.33)      $0.00(f)
   9/30/2003(e)                 4.12      0.25(c)       0.53         0.78       (0.25)         --          (0.25)         --
   12/31/2002                   4.94      0.39(c)      (0.82)       (0.43)      (0.39)         --          (0.39)         --
   12/31/2001(d)                6.21      0.66         (1.25)       (0.59)      (0.68)         --          (0.68)         --
   12/31/2000                   8.30      0.86         (2.11)       (1.25)      (0.84)         --          (0.84)         --
   12/31/1999                   8.86      0.89         (0.54)        0.35       (0.91)         --          (0.91)         --

   Class B
   9/30/2004                    4.65      0.30(c)       0.18         0.48       (0.30)         --          (0.30)       0.00(f)
   9/30/2003(e)                 4.12      0.23(c)       0.53         0.76       (0.23)         --          (0.23)         --
   12/31/2002                   4.95      0.36(c)      (0.83)       (0.47)      (0.36)         --          (0.36)         --
   12/31/2001(d)                6.22      0.62         (1.26)       (0.64)      (0.63)         --          (0.63)         --
   12/31/2000                   8.30      0.81         (2.11)       (1.30)      (0.78)         --          (0.78)         --
   12/31/1999                   8.85      0.82         (0.53)        0.29       (0.84)         --          (0.84)         --

   Class C
   9/30/2004                    4.65      0.30(c)       0.18         0.48       (0.30)         --          (0.30)       0.00(f)
   9/30/2003(e)                 4.12      0.23(c)       0.53         0.76       (0.23)         --          (0.23)         --
   12/31/2002                   4.94      0.36(c)      (0.82)       (0.46)      (0.36)         --          (0.36)         --
   12/31/2001(d)                6.22      0.61         (1.26)       (0.65)      (0.63)         --          (0.63)         --
   12/31/2000                   8.30      0.81         (2.11)       (1.30)      (0.78)         --          (0.78)         --
   12/31/1999                   8.85      0.82         (0.53)        0.29       (0.84)         --          (0.84)         --

Limited Term Government
   and Agency Fund**
      Class A
   9/30/2004                  $11.51     $0.30(c)     $(0.09)      $ 0.21      $(0.42)        $--         $(0.42)      $  --
   9/30/2003(e)                11.73      0.21(c)      (0.07)        0.14       (0.36)         --          (0.36)         --
   12/31/2002                  11.36      0.42(c)       0.49         0.91       (0.54)         --          (0.54)         --
   12/31/2001(d)               11.16      0.51          0.25         0.76       (0.56)         --          (0.56)         --
   12/31/2000                  10.97      0.69          0.20         0.89       (0.70)         --          (0.70)         --
   12/31/1999                  11.70      0.66         (0.74)       (0.08)      (0.65)         --          (0.65)         --

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the Government Securities Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85% for Class Y. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Limited Term Government and Agency Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Ratios to average net assets:
 Net asset             Net assets,   -----------------------------
  value,      Total       end of                  Net investment    Portfolio
  end of      return    the period     Expenses       income         turnover
the period   (%) (a)      (000)         (%) (b)       (%) (b)        rate (%)
----------   -------   -----------     --------   --------------    ---------
  $11.94        2.5      $  2,258        1.47           2.94           107
   12.07        2.9         2,936        0.96           3.40            41
   12.11       13.7         6,822        0.87           4.28            52
   11.17        5.3         4,821        1.00           4.85           317
   11.17       13.5         4,593        1.01           6.09           622
   10.44       (6.3)        2,754        1.11           6.25           313

  $ 4.82       11.1      $ 24,641        1.65           6.97            51
    4.65       19.5        23,809        1.71           7.62            41
    4.12       (8.9)       22,454        1.58           8.85           114
    4.94      (10.7)       33,471        1.47          11.31            65
    6.21      (16.1)       46,960        1.36          11.47            60
    8.30        4.0        74,589        1.28          10.22            89

    4.83       10.5        17,967        2.40           6.22            51
    4.65       18.8        23,405        2.46           6.89            41
    4.12       (9.7)       23,031        2.33           8.10           114
    4.95      (11.3)       34,713        2.22          10.56            65
    6.22      (16.6)       47,793        2.11          10.72            60
    8.30        3.3        70,218        2.03           9.47            89

    4.83       10.5         2,608        2.40           6.22            51
    4.65       18.8         2,858        2.46           6.89            41
    4.12       (9.5)        2,605        2.33           8.10           114
    4.94      (11.5)        4,153        2.22          10.54            65
    6.22      (16.6)        5,369        2.11          10.72            60
    8.30        3.3         9,138        2.03           9.47            89

  $11.30        1.9      $106,701        1.32           2.60            80
   11.51        1.2       117,225        1.37           2.41            53
   11.73        8.2       106,013        1.35           3.66            88
   11.36        6.9       109,189        1.42           4.52           275
   11.16        8.3       118,833        1.40           6.18           384
   10.97       (0.7)      149,756        1.33           5.91           400

(e)  For the nine months ended September 30, 2003.
(f)  Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A shares, which were reorganized into Class A shares of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding throughout each period

                              Income (loss) from investment operations:               Less distributions:
                   Net asset  -----------------------------------------  --------------------------------------------
                    value,                   Net realized                   Dividends    Distributions
                   beginning        Net     and unrealized  Total from       from          from net
                      of        investment  gain (loss) on  investment   net investment     realized        Total      Redemption
                  the period      income      investments   operations       income      capital gains  distributions     fee
                  ----------    ----------  --------------  ----------   --------------  -------------  -------------  ----------
Limited Term Government and Agency Fund* (Continued)
     Class B
   9/30/2004        $11.49       $0.22(c)       $(0.09)       $ 0.13         $(0.34)        $   --          $(0.34)        $--
   9/30/2003(g)      11.71        0.15(c)        (0.06)         0.09          (0.31)            --           (0.31)         --
   12/31/2002        11.34        0.35(c)         0.48          0.83          (0.46)            --           (0.46)         --
   12/31/2001(d)     11.14        0.44            0.24          0.68          (0.48)            --           (0.48)         --
   12/31/2000        10.95        0.62            0.20          0.82          (0.63)            --           (0.63)         --
   12/31/1999        11.69        0.59           (0.75)        (0.16)         (0.58)            --           (0.58)         --

     Class C
   9/30/2004         11.50        0.22(c)        (0.08)         0.14          (0.34)            --           (0.34)         --
   9/30/2003(g)      11.72        0.15(c)        (0.06)         0.09          (0.31)            --           (0.31)         --
   12/31/2002        11.35        0.35(c)         0.48          0.83          (0.46)            --           (0.46)         --
   12/31/2001(d)     11.15        0.44            0.24          0.68          (0.48)            --           (0.48)         --
   12/31/2000        10.96        0.62            0.20          0.82          (0.63)            --           (0.63)         --
   12/31/1999        11.70        0.59           (0.75)        (0.16)         (0.58)            --           (0.58)         --

     Class Y
   9/30/2004         11.55        0.32(c)        (0.09)         0.23          (0.44)            --           (0.44)         --
   9/30/2003(g)      11.78        0.25(c)        (0.08)         0.17          (0.40)            --           (0.40)         --
   12/31/2002        11.41        0.48(c)         0.48          0.96          (0.59)            --           (0.59)         --
   12/31/2001(d)     11.20        0.56            0.26          0.82          (0.61)            --           (0.61)         --
   12/31/2000        11.00        0.75            0.19          0.94          (0.74)            --           (0.74)         --
   12/31/1999        11.73        0.70           (0.74)        (0.04)         (0.69)            --           (0.69)         --

Massachusetts Tax Free Income Fund
     Class A
   9/30/2004        $16.41       $0.61          $ 0.17        $ 0.78         $(0.61)        $   --          $(0.61)        $--
   9/30/2003(g)      16.40        0.49            0.01          0.50          (0.49)            --           (0.49)         --
   12/31/2002        15.82        0.67            0.59          1.26          (0.68)            --           (0.68)         --
   12/31/2001(d)     16.06        0.75           (0.24)         0.51          (0.75)            --           (0.75)         --
   12/31/2000        15.48        0.82            0.57          1.39          (0.81)            --           (0.81)         --
   12/31/1999        17.02        0.82           (1.50)        (0.68)         (0.83)         (0.03)          (0.86)         --

     Class B
   9/30/2004         16.37        0.49            0.18          0.67          (0.50)            --           (0.50)         --
   9/30/2003(g)      16.36        0.41            0.01          0.42          (0.41)            --           (0.41)         --
   12/31/2002        15.78        0.57            0.58          1.15          (0.57)            --           (0.57)         --
   12/31/2001(d)     16.03        0.64           (0.24)         0.40          (0.65)            --           (0.65)         --
   12/31/2000        15.45        0.71            0.58          1.29          (0.71)            --           (0.71)         --
   12/31/1999        16.98        0.71           (1.49)        (0.78)         (0.72)         (0.03)          (0.75)         --

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class B, C and Y and to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C and 5.34% to 4.98% for Class Y. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Ratios to average net assets:
 Net asset             Net assets,   -----------------------------
  value,      Total       end of                  Net investment    Portfolio
  end of      return    the period     Expenses       income         turnover
the period   (%) (a)      (000)         (%) (b)       (%) (b)        rate (%)
----------   -------   -----------     --------   --------------    ---------
  $11.28      1.2        $10,107        2.00           1.95             80
   11.49      0.7         14,637        2.02           1.77             53
   11.71      7.5         16,263        2.00           3.01             88
   11.34      6.2         14,317        2.07           3.85            275
   11.14      7.7         11,884        2.05           5.53            384
   10.95     (1.4)        14,601        1.98           5.26            400

   11.30      1.3          6,949        2.00           1.94             80
   11.50      0.7          8,704        2.02           1.77             53
   11.72      7.5          8,079        2.00           3.01             88
   11.35      6.2          5,851        2.07           3.89            275
   11.15      7.7          6,617        2.05           5.53            384
   10.96     (1.4)         9,054        1.98           5.26            400

   11.34      2.1          4,233        1.13           2.82             80
   11.55      1.5          6,886        0.93           2.87             53
   11.78      8.6          8,529        0.88           4.14             88
   11.41      7.4          3,441        0.95           4.98            275
   11.20      8.8          3,254        0.95           6.63            384
   11.00     (0.3)         7,086        0.98           6.26            400

  $16.58      4.9        $81,427        1.33           3.74             21
   16.41      3.1         86,368        1.38           3.99              9
   16.40      8.1         92,053        1.34           4.19             33
   15.82      3.2(e)      89,376        1.35(f)        4.67             60
   16.06      9.3(e)      91,785        1.13(f)        5.24             68
   15.48     (4.1)(e)     97,270        1.00(f)        5.02             73

   16.54      4.2          4,435        2.00           3.08             21
   16.37      2.6          6,185        2.03           3.34              9
   16.36      7.4          6,742        1.99           3.54             33
   15.78      2.5(e)       8,313        2.00(f)        4.03             60
   16.03      8.6(e)       8,715        1.78(f)        4.59             68
   15.45     (4.7)(e)      8,874        1.65(f)        4.37             73

(g)  For the nine months ended September 30, 2003.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class B, Class C and Class Y shares, which were reorganized into Class B, Class C and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period

                              Income (loss) from investment operations:                Less distributions:
                   Net asset  -----------------------------------------  --------------------------------------------
                    value,                   Net realized                  Dividends     Distributions
                   beginning        Net     and unrealized  Total from        from          from net
                      of        investment  gain (loss) on  investment   net investment     realized        Total      Redemption
                  the period      income      investments   operations       income      capital gains  distributions      fee
                  ----------    ----------  --------------  ----------   --------------  -------------  -------------  ----------
Municipal Income Fund
     Class A
   9/30/2004        $ 7.41        $0.29         $ 0.06        $ 0.35         $(0.29)         $   --        $(0.29)       $  --
   9/30/2003(g)       7.43         0.23          (0.02)         0.21          (0.23)             --         (0.23)          --
   12/31/2002         7.25         0.34           0.18          0.52          (0.34)             --         (0.34)          --
   12/31/2001(d)      7.39         0.36          (0.14)         0.22          (0.36)             --         (0.36)          --
   12/31/2000         7.17         0.40           0.21          0.61          (0.39)             --         (0.39)          --
   12/31/1999         7.76         0.39          (0.59)        (0.20)         (0.39)             --         (0.39)          --

     Class B
   9/30/2004          7.41         0.24           0.07          0.31          (0.24)             --         (0.24)          --
   9/30/2003(g)       7.44         0.19          (0.03)         0.16          (0.19)             --         (0.19)          --
   12/31/2002         7.25         0.29           0.19          0.48          (0.29)             --         (0.29)          --
   12/31/2001(d)      7.39         0.31          (0.14)         0.17          (0.31)             --         (0.31)          --
   12/31/2000         7.17         0.35           0.21          0.56          (0.34)             --         (0.34)          --
   12/31/1999         7.76         0.33          (0.59)        (0.26)         (0.33)             --         (0.33)          --

Strategic Income Fund*
     Class A
   9/30/2004        $12.57        $0.75(c)      $ 1.11        $ 1.86         $(0.86)         $   --        $(0.86)        0.00(h)
   9/30/2003(g)      10.72         0.57(c)        1.93          2.50          (0.65)             --         (0.65)          --
   12/31/2002         9.88         0.75(c)        0.72          1.47          (0.63)             --         (0.63)          --
   12/31/2001(d)     10.80         0.91(c)       (0.92)        (0.01)         (0.91)             --         (0.91)          --
   12/31/2000        11.65         0.99(c)       (0.91)         0.08          (0.93)             --         (0.93)          --
   12/31/1999        11.37         1.03           0.31          1.34          (1.02)          (0.04)        (1.06)          --

     Class B
   9/30/2004         12.59         0.65(c)        1.10          1.75          (0.74)             --         (0.74)        0.00(h)
   9/30/2003(g)      10.71         0.51(c)        1.92          2.43          (0.55)             --         (0.55)          --
   12/31/2002         9.88         0.67(c)        0.73          1.40          (0.57)             --         (0.57)          --
   12/31/2001(d)     10.79         0.83(c)       (0.90)        (0.07)         (0.84)             --         (0.84)          --
   12/31/2000        11.65         0.90(c)       (0.91)        (0.01)         (0.85)             --         (0.85)          --
   12/31/1999        11.37         0.94           0.31          1.25          (0.93)          (0.04)        (0.97)          --

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund, was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to to 4.14% for Class B shares. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% and 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                 See accompanying notes to financial statements.

                                  Ratios to averagenet assets:
 Net asset           Net assets,  ----------------------------
  value,     Total      end of                Net investment    Portfolio
  end of     return   the period    Expenses      income         turnover
the period  (%) (a)     (000)        (%) (b)      (%) (b)        rate (%)
----------  -------  -----------    --------  --------------    ---------
  $ 7.47     4.9       $111,801      1.11          4.00             35
    7.41     2.9        126,906      1.10          4.14             42
    7.43     7.3        133,005      1.06          4.67             33
    7.25     3.0        137,852      1.07          4.89             80
    7.39     8.8        142,539      0.95          5.39            156
    7.17    (2.8)       152,829      0.93          5.13            137

    7.48     4.2          9,087      1.86          3.25             35
    7.41     2.2         10,884      1.85          3.39             42
    7.44     6.7         12,326      1.81          3.92             33
    7.25     2.2         14,549      1.82          4.14             80
    7.39     8.0         14,520      1.70          4.64            156
    7.17    (3.5)        15,644      1.68          4.38            137

  $13.57    15.2       $343,586      1.23          5.66             28
   12.57    23.7(e)     140,576      1.28(f)       6.49             27
   10.72    15.5         92,303      1.33          7.38             30
    9.88    (0.1)        94,156      1.31          8.77             10
   10.80     0.7        116,986      1.24          8.73             13
   11.65    12.2        124,869      1.21          9.09             19

   13.60    14.3        128,714      1.98          4.91             28
   12.59    23.0(e)     118,217      2.03(f)       5.73             27
   10.71    14.6         98,501      2.08          6.63             30
    9.88    (0.8)       102,159      2.06          8.02             10
   10.79    (0.2)       120,200      1.99          7.98             13
   11.65    11.3        127,723      1.96          8.34             19

(g)  For the nine months ended September 30, 2003.
(h)  Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

--------------------------------------------------------------------------------
                        Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                              Income (loss) from investment operations:               Less distributions:
                   Net asset  -----------------------------------------  --------------------------------------------
                    value,                   Net realized                   Dividends    Distributions
                   beginning        Net     and unrealized  Total from        from          from net
                      of        investment  gain (loss) on  investment   net investment     realized        Total      Redemption
                  the period      income      investments   operations       income      capital gains  distributions      fee
                  ----------    ----------  --------------  ----------   --------------  -------------  -------------  ----------
Strategic Income
   Fund*
   (CONTINUED)
      Class C
   9/30/2004        $12.58       $0.64(c)       $ 1.11        $ 1.75         $(0.73)         $   --        $(0.73)      $0.00(j)
   9/30/2003(i)      10.70        0.50(c)         1.93          2.43          (0.55)             --         (0.55)         --
   12/31/2002         9.87        0.67(c)         0.73          1.40          (0.57)             --         (0.57)         --
   12/31/2001(d)     10.78        0.83(c)        (0.91)        (0.08)         (0.83)             --         (0.83)         --
   12/31/2000        11.64        0.90(c)        (0.91)        (0.01)         (0.85)             --         (0.85)         --
   12/31/1999        11.36        0.94            0.31          1.25          (0.93)          (0.04)        (0.97)         --

      Class Y
   9/30/2004         12.58        0.78(c)         1.11          1.89          (0.90)             --         (0.90)       0.00(j)
   9/30/2003(i)      10.74        0.60(c)         1.93          2.53          (0.69)             --         (0.69)         --
   12/31/2002         9.90        0.80(c)         0.71          1.51          (0.67)             --         (0.67)         --
   12/31/2001(d)     10.81        0.94(c)        (0.92)         0.02          (0.93)             --         (0.93)         --
   12/31/2000        11.65        0.96(c)        (0.84)         0.12          (0.96)             --         (0.96)         --
   12/31/1999(h)     11.45        0.86           (0.56)         0.30          (0.10)             --         (0.10)         --

(a) A contingent deferred sales charge for Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the year ended December 31, 2001, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount is less than $500.
(h)  For the period December 1, 1999 (inception) through December 31, 1999.
(i)  For the nine months ended September 30, 2003.
(j)  Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class C and Class Y shares, which were reorganized into Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Ratios to average net assets:
 Net asset             Net assets,   -----------------------------
  value,      Total       end of                  Net investment     Portfolio
  end of      return   the period      Expenses       income          turnover
the period    (%)(a)      (000)         (%)(b)        (%)(b)          rate(%)
----------   -------   -----------     --------   --------------     ---------
  $13.60      14.3      $255,705         1.98           4.87             28
   12.58      23.0(e)     66,394         2.03(f)        5.73             27
   10.70      14.7        27,727         2.08           6.63             30
    9.87      (0.8)       28,925         2.06           8.02             10
   10.78      (0.2)       37,208         1.99           7.98             13
   11.64      11.3        40,265         1.96           8.34             19

   13.57      15.5(e)     10,833         1.00(f)        5.93             28
   12.58      24.0(e)      2,193         0.97(f)        6.83             27
   10.74      15.9         1,039         0.94           7.77             30
    9.90       0.3           445         0.93           9.10             10
   10.81       1.0           335         0.90           9.07             13
   11.65       2.7            --(g)      0.96           9.34             19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    NOTES TO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

1. Organization. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to certain fixed income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following Funds are included in this report.

CDC Nvest Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")
Loomis Sayles Government Securities Fund (the "Government Securities Fund")

CDC Nvest Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund"), formerly Loomis Sayles Limited Term U.S. Government Fund
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge, do not convert to any other class of shares, pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser, pursuant to procedures approved by the Board of Trustees.

Certain securities held by High Income Fund and Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon thereafter as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as market discounts, premium amortization, wash sales, capital loss carryforwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. For Core Plus Bond Fund, see the Schedule of Investments for open forward commitments as of September 30, 2004.

3. Purchases and Sales of Securities. For the year ended September 30, 2004, purchases and sales of securities (excluding short-term investments) were as follows:

                               U.S. Government/Agency           Other Securities
                             --------------------------   ---------------------------
Fund                          Purchases        Sales        Purchases        Sales
----                         -----------   ------------   ------------   ------------
Core Plus Bond Fund          $96,334,205   $122,512,018   $107,622,880   $114,908,562
Government Securities Fund    78,779,567     95,299,249             --             --
High Income Fund                      --             --     24,211,963     31,154,543
Limited Term Government
   and Agency Fund            98,222,502    113,393,846      8,649,227     10,443,926
Massachusetts Tax Free
   Income Fund                        --             --     18,052,741     23,123,151
Municipal Income Fund                 --             --     42,089,637     56,867,233
Strategic Income Fund         51,144,489     20,802,842    405,170,204    120,899,994

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                       Percentage of Average Daily Net Assets
                             ---------------------------------------------------------
                                 First          Next           Next           Over
Fund                         $100 million   $100 million   $300 million   $500 million
----                         ------------   ------------   ------------   ------------
Core Plus Bond Fund             0.2500%        0.1875%        0.1875%        0.1875%
Government Securities Fund      0.2750%        0.2750%        0.2625%        0.2500%
High Income Fund                0.6000%        0.6000%        0.6000%        0.6000%
Limited Term Government
   and Agency Fund              0.5700%        0.5700%        0.5450%        0.5200%
Massachusetts Tax Free
   Income Fund                  0.3000%        0.2500%        0.2500%        0.2500%
Municipal Income Fund           0.5000%        0.3750%        0.3750%        0.3750%
Strategic Income Fund           0.6500%        0.6500%        0.6000%        0.6000%

Prior to July 1, 2004, the management fee for High Income Fund was 0.7000% on the first $200 million of the Fund's average daily net assets and 0.6500% on such assets in excess of $200 million.

For the year ended September 30, 2004, the management fees for each Fund were as follows:

                                  Gross       Percentage of
                               Management        Average
Fund                               Fee      Daily Net Assets
----                           ----------   ----------------
Core Plus Bond Fund            $  630,219        0.208%
Government Securities Fund        205,023        0.275%
High Income Fund                  330,146        0.677%
Limited Term U.S. Government
   and Agency Fund                773,694        0.570%
Massachusetts Tax Free
   Income Fund                    265,074        0.300%
Municipal Income Fund             606,254        0.472%
Strategic Income Fund           3,264,555        0.619%

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") serves as the advisory administrator to Core Plus Bond Fund, Government Securities Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                       Percentage of Average Daily Net Assets
                             ---------------------------------------------------------
                                 First          Next           Next           Over
Fund                         $100 million   $100 million   $300 million   $500 million
----                         ------------   ------------   ------------   ------------
Core Plus Bond Fund             0.2500%        0.1875%        0.1875%        0.1875%
Government Securities Fund      0.2750%        0.2750%        0.2625%        0.2500%
Massachusetts Tax Free
   Income Fund                  0.3000%        0.2500%        0.2500%        0.2500%

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

For the year ended September 30, 2004, the advisory administration fees for each Fund were as follows:

                                Advisory       Percentage of
                             Administration        Average
Fund                               Fee        Daily Net Assets
----                         --------------   ----------------
Core Plus Bond Fund             $630,219           0.208%
Government Securities Fund       205,023           0.275%
Massachusetts Tax Free
   Income Fund                   265,074           0.300%

Loomis Sayles and CDC IXIS Advisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America is ultimately owned by three large affiliated French financial services firms: Caisse des Depots et Consignations; Caisse Nationale des Caisses d'Epargne; and CNP Assurances, a leading French life insurance company. Certain officers and directors of Loomis Sayles and CDC IXIS Advisers are also Trustees of the Funds.

Management and advisory administration fees are presented in the Statement of Operations as management fees.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly-owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as sub-administrator. Pursuant to an agreement among the CDC Nvest Funds Trusts (CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I), the Loomis Sayles Funds Trusts (Loomis Sayles Funds I and Loomis Sayles Funds II) and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Eligible Average Daily Net Assets

             First         Next         Over
          $5 billion   $5 billion   $10 billion
          ----------   ----------   -----------
            0.0675%      0.0625%      0.0500%

     or

     (2) Each Fund's pro rata portion, allocated based on the combined assets of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts, of the annual aggregate minimum fee of $5 million.

For the year ended September 30, 2004, fees paid to CIS for accounting and administrative expense were as follows:

                               Accounting
                                   And
Fund                         Administrative
----                         --------------
Core Plus Bond Fund             $198,429
Government Securities Fund        48,897
High Income Fund                  31,916
Limited Term Government
   and Agency Fund                88,981
Massachusetts Tax Free
   Income Fund                    57,745
Municipal Income Fund             84,045
Strategic Income Fund            337,400

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

     (1) Each Fund's pro rata portion of an annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in Load Bond Funds. Load Bond Funds consist of all bond funds in the CDC Nvest Funds Trusts, High Income Fund, Limited Term Government and Agency Fund, Municipal Income Fund, Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund.

         First            Next            Over
     $1.2 billion   Next $5 billion   $6.2 billion
     ------------   ---------------   ------------
        0.142%           0.135%          0.130%

     Each class of shares is subject to a monthly class minimum of $1,500, allocated based on the combined assets of Class A, Class B, and Class C

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1,502,993. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $382,986.

     Class Y pays service fees monthly representing the higher amount based on the following calculations:

     (1) The Fund's pro rata portion of an annual aggregate fee determined by applying an annual rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in No Load Retail Funds* and Load Funds - Class Y**.

     Class Y shares are subject to a monthly class minimum of $1,250.

     or

     (2) An allocated portion, based on eligible assets of an annual aggregate minimum fee of $650,000. For the period September 15, 2003 through December 31, 2003, the aggregate minimum fee was $190,547.

* No Load Retail Funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

** Load Funds - Class Y consist of all Funds with Class Y shares offered within the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts.

In addition, pursuant to other servicing agreements, each class pays service fees to other firms that provide similar services for their own shareholder accounts.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended September 30, 2004, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                     Transfer Agent
Fund                                       Fee
----                                 --------------
Core Plus Bond Fund                     $283,969
Government Securities Fund               117,852
High Income Fund                          79,510
Limited Term Government
   and Agency Fund                       207,827
Massachusetts Tax Free Income Fund       134,784
Municipal Income Fund                    184,026
Strategic Income Fund                    597,529

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, prior to July 1, 2004, Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund each paid CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to each Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of each Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2004, the Funds paid the following service and distribution fees:

                                       Service Fee                     Distribution Fee
                             ------------------------------   ---------------------------------
Fund                          Class A    Class B    Class C   Class A     Class B      Class C
----                         --------   --------   --------   -------   ----------   ----------
Core Plus Bond Fund          $312,845   $386,910   $ 17,003   $    --   $1,160,728   $   51,008
Government Securities Fund    149,737     30,329         --        --       90,987           --
High Income Fund               62,823     52,208      6,904        --      156,622       20,711
Limited Term Government
   and Agency Fund            277,422     29,246     19,058    83,989       87,737       57,175
Mass Tax Free Income Fund     208,117     12,777         --    62,951       38,332           --
Municipal Income Fund         295,653     25,183         --        --       75,548           --
Strategic Income Fund         590,762    312,955    398,495        --      938,863    1,195,484

Commissions (including CDSC) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended September 30, 2004 were as follows:

Fund
----
Core Plus Bond Fund          $  274,880
Government Securities Fund       86,747
High Income Fund                 74,606
Limited Term Government
   and Agency Fund              121,912
Massachusetts Tax Free
   Income Fund                   50,696
Municipal Income Fund            80,914
Strategic Income Fund         1,908,906

e. Trustees Fees and Expenses. The CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each Trustee who is an independent Trustee of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. In addition, the independent co-chairmen of the Board split an additional $50,000 annual retainer fee. These fees are allocated to the various series of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

Prior to July 1, 2004, the Trust paid each independent trustee a $45,000 annual retainer and a $4,500 fee per meeting attended. In addition, each committee member received a retainer fee at the annual rate of $7,000 while each committee chairman received a $5,000 annual retainer (beyond the $7,000). Each committee member received a $1,750 fee per meeting attended. The retainer fees assumed four Board or committee meetings per year.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption Fees. Shareholders of Class A shares and Class Y shares of Core Plus Bond Fund and Strategic Income Fund and shareholders of Class A shares of High Income Fund will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A or Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if shares were acquired on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are presented on the Statements of Changes in Net Assets.

g. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the Statements of Operations as shareholder reporting. For the year ended September 30, 2004, amounts paid to CIS as compensation for these services were as follows:

                                          Publishing Services
Fund                                              Fees
----                                      -------------------
Core Plus Bond Fund                             $2,085
Government Securities Fund                       1,939
High Income Fund                                 2,774
Limited Term Government and Agency Fund          2,602
Massachusetts Tax Free Income Fund               2,042
Municipal Income Fund                            2,597
Strategic Income Fund                            2,737

5. Line of Credit. High Income Fund and Strategic Income Fund, along with certain other portfolios, participate in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended September 30, 2004.

6. Security Lending. Each Fund has entered into an agreement with IBT, as an agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2004, were as follows:

                                Market Value of    Value of Collateral
Fund                          Securities on Loan         Received
----                          ------------------   -------------------
Core Plus Bond Fund               $ 8,884,679          $ 9,091,824
Government Securities Fund            631,383              651,750
High Income Fund                    6,225,067            6,394,083
Limited Term Government and
   Agency Fund                     19,528,021           19,922,719
Strategic Income Fund              37,834,180           39,044,934

7. Expense Reductions and Contingent Expense Obligations. Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. For the year ended September 30, 2004, certain class level expenses have been reimbursed as follows: Core Plus Bond Fund $74,236 and Strategic Income Fund $5,434.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the actual operating expenses and the expense limit and the actual amount or the actual amount of fees previously waived or expenses reimbursed. For the year ended September 30, 2004, the Strategic Income Fund reimbursed $69,643.

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 2004, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                         Expense Limit as a Percentage                              Expenses Subject
                                          of Average Daily Net Assets                                  to Possible
                                     -------------------------------------      Expiration            Reimbursement
Fund                                 Class A   Class B   Class C   Class Y       of Waiver      until September 30, 2005
----                                 -------   -------   -------   -------   ----------------   ------------------------
Core Plus Bond Fund                   1.15%     1.90%     1.90%     0.90%    January 31, 2005            $74,236
Massachusetts Tax Free Income Fund    1.40%     2.05%       --        --     January 31, 2005                 --
Strategic Income Fund                 1.25%     2.00%     2.00%     1.00%    January 31, 2005              5,434

8. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2004, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: College 17.3%, University 14.0% and Water 12.2%. The Fund had investments in securities of issuers insured by American Municipal Bond assurance Corporation (AMBAC), Municipal Bond Investors Assurance Corporation (MBIA) and Financial Guaranty Insurance Company (FGIC) which aggregated to 13.7%, 7.5%, and 7.1% of its net assets, respectively, at September 30, 2004.

At September 30, 2004, Municipal Income Fund had more than 10% of its net assets invested in: California 10.6% and New York 13.4%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

9. Subsequent Event. Effective November 1, 2004, the names of the Distributor, Advisory Administrator, Administrator and Transfer Agent will change as follows:

                  Old Name                                     New Name
                  --------                                     --------
CDC IXIS Asset Management Distributors, L.P.   IXIS Asset Management Distributors, L.P.
CDC IXIS Asset Management Advisers L.P.        IXIS Asset Management Advisors L.P.
CDC IXIS Asset Management Services, Inc.       IXIS Asset Management Services Company

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                               For the Period
                                                                              January 1, 2003
                                                     Year Ended                   through                    Year Ended
                                                 September 30, 2004          September 30, 2003          December 31, 2002
                                             -------------------------   -------------------------   -------------------------
Core Plus Bond Fund                            Shares        Amount        Shares        Amount        Shares        Amount
------------------------------------------   ----------   ------------   ----------   ------------   ----------   ------------
Class A
   Shares sold                                1,605,711   $ 18,625,859    2,208,881   $ 25,393,288    2,761,031   $ 30,947,862
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      399,777      4,638,774      315,868      3,625,104      630,044      7,028,137
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                              2,005,488     23,264,633    2,524,749     29,018,392    3,391,075     37,975,999
   Shares repurchased                        (3,251,762)   (37,683,812)  (4,103,015)   (47,055,063)  (5,298,328)   (59,054,703)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                   (1,246,274)  $(14,419,179)  (1,578,266)  $(18,036,671)  (1,907,253)  $(21,078,704)
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class B
   Shares sold                                3,593,650   $ 41,729,759    4,544,450   $ 52,121,481    5,113,116   $ 57,147,872
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      162,394      1,885,405      138,840      1,592,822      309,169      3,449,629
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                              3,756,044     43,615,164    4,683,290     53,714,303    5,422,285     60,597,501
   Shares repurchased                        (4,934,717)   (57,311,673)  (3,322,658)   (38,077,677)  (3,908,528)   (43,564,808)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                   (1,178,673)  $(13,696,509)   1,360,632   $ 15,636,626    1,513,757   $ 17,032,693
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class C
   Shares sold                                   94,805   $  1,102,148       59,911   $    688,486      138,295   $  1,555,372
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       13,177        153,074       11,703        134,339       26,871        299,976
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                107,982      1,255,222       71,614        822,825      165,166      1,855,348
   Shares repurchased                          (236,056)    (2,722,618)    (216,706)    (2,481,482)    (354,452)    (3,952,429)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (128,074)  $ (1,467,396)    (145,092)  $ (1,658,657)    (189,286)  $ (2,097,081)
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class Y
   Shares sold                                  330,962   $  3,859,687      360,783   $  4,157,868      411,293   $  4,623,829
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       59,164        689,033       51,037        588,550       80,315        898,601
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                390,126      4,548,720      411,820      4,746,418      491,608      5,522,430
   Shares repurchased                          (989,193)   (11,485,471)    (500,546)    (5,745,952)    (363,731)    (4,077,509)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (599,067)  $ (6,936,751)     (88,726)  $   (999,534)     127,877   $  1,444,921
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Increase (decrease) derived from
      capital shares transactions            (3,152,088)  $(36,519,835)    (451,452)  $ (5,058,236)    (454,905)  $ (4,698,171)
                                             ==========   ============   ==========   ============   ==========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares (continued).

                                                                               For the Period
                                                                              January 1, 2003
                                                     Year Ended                   through                    Year Ended
                                                 September 30, 2004          September 30, 2003          December 31, 2002
                                             -------------------------   -------------------------   -------------------------
Government Securities Fund                     Shares        Amount        Shares        Amount        Shares        Amount
------------------------------------------   ----------   ------------   ----------   ------------   ----------   ------------
Class A
   Shares sold                                  307,625   $  3,620,219      679,447   $  8,249,719    1,163,096   $ 13,583,368
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      166,014      1,955,470      159,984      1,935,187      243,169      2,819,415
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                473,639      5,575,689      839,431     10,184,906    1,406,265     16,402,783
   Shares repurchased                        (1,599,820)   (18,841,760)  (1,441,491)   (17,423,672)  (1,419,343)   (16,327,594)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                   (1,126,181)  $(13,266,071)    (602,060)  $ (7,238,766)     (13,078)  $     75,189
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class B
   Shares sold                                  128,122   $  1,502,341      320,801   $  3,882,546      712,314   $  8,363,857
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       25,440        299,768       28,512        345,321       36,766        427,149
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                153,562      1,802,109      349,313      4,227,867      749,080      8,791,006
   Shares repurchased                          (508,872)    (5,979,197)    (493,758)    (5,918,693)    (541,866)    (6,269,688)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (355,310)  $ (4,177,088)    (144,445)  $ (1,690,826)     207,214   $  2,521,318
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class Y
   Shares sold                                   28,283   $    332,592       33,551   $    404,508      220,420   $  2,524,097
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income        7,684         90,336       11,024        133,483       24,957        289,414
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                 35,967        422,928       44,575        537,991      245,377      2,813,511
   Shares repurchased                           (90,187)    (1,051,210)    (364,336)    (4,409,555)    (114,051)    (1,321,509)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                      (54,220)  $   (628,282)    (319,761)  $ (3,871,564)     131,326   $  1,492,002
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Increase (decrease) derived from
      capital shares transactions            (1,535,711)  $(18,071,441)  (1,066,266)  $(12,801,156)     325,462   $  4,088,509
                                             ==========   ============   ==========   ============   ==========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares (continued).

                                                                              For the Period
                                                                             January 1, 2003
                                                    Year Ended                   through                    Year Ended
                                                September 30, 2004          September 30, 2003          December 31, 2002
                                             ------------------------   -------------------------   -------------------------
High Income Fund                               Shares        Amount       Shares        Amount        Shares        Amount
----------------                             ----------   -----------   ----------   ------------   ----------   ------------
Class A
   Shares sold                                1,288,493   $ 6,184,887    6,787,841   $ 30,994,716    2,021,612   $  8,897,208
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      229,520     1,097,920      178,526        792,126      317,560      1,396,013
                                             ----------   -----------   ----------   ------------   ----------   ------------
                                              1,518,013     7,282,807    6,966,367     31,786,842    2,339,172     10,293,221
   Shares repurchased                        (1,529,706)   (7,301,820)  (7,296,772)   (33,271,653)  (3,663,855)   (16,220,139)
                                             ----------   -----------   ----------   ------------   ----------   ------------
   Net increase (decrease)                      (11,693)  $   (19,013)    (330,405)  $ (1,484,811)  (1,324,683)  $ (5,926,918)
                                             ----------   -----------   ----------   ------------   ----------   ------------

Class B
   Shares sold                                  226,956   $ 1,090,578      662,229   $  2,976,263    1,040,581   $  4,725,693
   Shares issued in connection with the
      reinvestment of:
   Dividends from net investment income         117,713       563,684      105,383        467,995      201,776        889,901
                                             ----------   -----------   ----------   ------------   ----------   ------------
                                                344,669     1,654,262      767,612      3,444,258    1,242,357      5,615,594
   Shares repurchased                        (1,651,156)   (7,900,417)  (1,323,884)    (5,858,921)  (2,675,203)   (11,769,699)
                                             ----------   -----------   ----------   ------------   ----------   ------------
   Net increase (decrease)                   (1,306,487)  $(6,246,155)    (556,272)  $ (2,414,663)  (1,432,846)  $ (6,154,105)
                                             ----------   -----------   ----------   ------------   ----------   ------------

Class C
   Shares sold                                   84,117   $   402,199       69,446   $    305,018       90,003   $    403,036
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       16,780        80,318       13,856         61,635       26,503        116,430
                                             ----------   -----------   ----------   ------------   ----------   ------------
                                                100,897       482,517       83,302        366,653      116,506        519,466
   Shares repurchased                          (174,710)     (834,207)    (101,125)      (434,559)    (324,456)    (1,450,446)
                                             ----------   -----------   ----------   ------------   ----------   ------------
   Net increase (decrease)                      (73,813)  $  (351,690)     (17,823)  $    (67,906)    (207,950)  $   (930,980)
                                             ----------   -----------   ----------   ------------   ----------   ------------
   Increase (decrease) derived from
      capital shares transactions            (1,391,993)  $(6,616,858)    (904,500)  $ (3,967,380)  (2,965,479)  $(13,012,003)
                                             ==========   ===========   ==========   ============   ==========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares (continued).

                                                                               For the Period
                                                                              January 1, 2003
                                                     Year Ended                   through                    Year Ended
                                                 September 30, 2004          September 30, 2003          December 31, 2002
                                             -------------------------   -------------------------   -------------------------
Limited Term Government and Agency Fund        Shares        Amount        Shares        Amount        Shares        Amount
---------------------------------------      ----------   ------------   ----------   ------------   ----------   ------------
Class A
   Shares sold                                1,157,697   $ 13,126,606    3,639,344   $ 42,294,961    2,338,561   $ 26,950,560
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      239,161      2,713,978      217,806      2,527,837      348,652      4,025,182
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                              1,396,858     15,840,584    3,857,150     44,822,798    2,687,213     30,975,742
   Shares repurchased                        (2,142,804)   (24,327,014)  (2,708,272)   (31,326,172)  (3,260,141)   (37,525,210)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (745,946)  $ (8,486,430)   1,148,878   $ 13,496,626     (572,928)  $ (6,549,468)
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class B
   Shares sold                                  134,092   $  1,517,724      328,497   $  3,816,554      706,265   $  8,186,137
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       25,006        283,349       27,583        319,597       40,792        470,419
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                159,098      1,801,073      356,080      4,136,151      747,057      8,656,556
   Shares repurchased                          (537,206)    (6,100,694)    (470,730)    (5,449,483)    (620,421)    (7,125,410)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (378,108)  $ (4,299,621)    (114,650)  $ (1,313,332)     126,636   $  1,531,146
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class C
   Shares sold                                  106,715   $  1,211,584      257,384   $  2,997,797      570,784   $  6,611,629
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       12,725        144,384       13,512        156,679       17,765        205,133
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                119,440      1,355,968      270,896      3,154,476      588,549      6,816,762
   Shares repurchased                          (260,938)    (2,968,972)    (203,605)    (2,359,426)    (414,627)    (4,814,349)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (141,498)  $ (1,613,004)      67,291   $    795,050      173,922   $  2,002,413
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class Y
   Shares sold                                   57,198   $    653,419      194,812   $  2,266,581      987,271   $ 11,289,831
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       18,709        213,178       21,540        250,898       34,738        402,928
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                 75,907        866,597      216,352      2,517,479    1,022,009     11,692,759
   Shares repurchased                          (298,779)    (3,409,632)    (344,269)    (4,012,366)    (599,695)    (6,901,951)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (222,872)  $ (2,543,035)    (127,917)  $ (1,494,887)     422,314   $  4,790,808
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Increase (decrease) derived from
      capital shares transactions            (1,488,424)  $(16,942,090)     973,602   $ 11,483,457      149,944   $  1,774,899
                                             ==========   ============   ==========   ============   ==========   ============

--------------------------------------------------------------------------------
                    Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares (continued).

                                                                          For the Period
                                                                          January 1, 2003
                                                   Year Ended                 through                 Year Ended
                                               September 30, 2004       September 30, 2003        December 31, 2002
                                             ----------------------   ----------------------   -----------------------
Massachusetts Tax Free Income Fund            Shares       Amount      Shares       Amount      Shares       Amount
----------------------------------           --------   -----------   --------   -----------   --------   ------------
Class A
   Shares sold                                 92,298   $ 1,517,739    119,001   $ 1,949,577    456,052   $  7,320,365
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income    138,812     2,281,926    115,722     1,900,796    166,936      2,687,820
                                             --------   -----------   --------   -----------   --------   ------------
                                              231,110     3,799,665    234,723     3,850,373    622,988     10,008,185
   Shares repurchased                        (583,207)   (9,546,927)  (584,421)   (9,550,818)  (659,550)   (10,569,788)
                                             --------   -----------   --------   -----------   --------   ------------
   Net increase (decrease)                   (352,097)  $(5,747,262)  (349,698)  $(5,700,445)   (36,562)  $   (561,603)
                                             --------   -----------   --------   -----------   --------   ------------

Class B
   Shares sold                                  6,385   $   104,899     22,230   $   363,317     40,852   $    652,539
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      5,985        98,181      5,690        93,253      9,320        149,611
                                             --------   -----------   --------   -----------   --------   ------------
                                               12,370       203,080     27,920       456,570     50,172        802,150
   Shares repurchased                        (122,073)   (2,004,356)   (62,206)   (1,025,084)  (164,730)    (2,629,120)
                                             --------   -----------   --------   -----------   --------   ------------
   Net increase (decrease)                   (109,703)  $(1,801,276)   (34,286)  $  (568,514)  (114,558)  $ (1,826,970)
                                             --------   -----------   --------   -----------   --------   ------------
   Increase(decrease) derived from capital
      shares transactions                    (461,800)  $(7,548,538)  (383,984)  $(6,268,959)  (151,120)  $ (2,388,573)
                                             ========   ===========   ========   ===========   ========   ============

                                                                               For the Period
                                                                               January 1, 2003
                                                     Year Ended                    through                   Year Ended
                                                 September 30, 2004          September 30, 2003          December 31, 2002
                                             -------------------------   -------------------------   -------------------------
Municipal Income Fund                          Shares        Amount        Shares        Amount        Shares        Amount
---------------------                        ----------   ------------   ----------   ------------   ----------   ------------
Class A
   Shares sold                                  562,771   $  4,169,045    1,680,532   $ 12,281,784    1,667,649   $ 12,274,988
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income      431,284      3,197,822      374,960      2,761,288      576,440      4,253,748
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                994,055      7,366,867    2,055,492     15,043,072    2,244,089     16,528,736
   Shares repurchased                        (3,170,451)   (23,420,778)  (2,814,362)   (20,686,975)  (3,360,408)   (24,705,392)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                   (2,176,396)  $(16,053,911)    (758,870)  $ (5,643,903)  (1,116,319)  $ (8,176,656)
                                             ----------   ------------   ----------   ------------   ----------   ------------

Class B
   Shares sold
   Shares issued in connection with the         128,884   $    956,534      176,974   $  1,299,640      360,545   $  2,668,323
      reinvestment of:
      Dividends from net investment income       27,197        201,837       21,918        161,634       37,421        276,214
                                             ----------   ------------   ----------   ------------   ----------   ------------
                                                156,081      1,158,371      198,892      1,461,274      397,966      2,944,537
   Shares repurchased                          (409,784)    (3,040,646)    (387,486)    (2,860,427)    (746,990)    (5,506,527)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Net increase (decrease)                     (253,703)  $ (1,882,275)    (188,594)  $ (1,399,153)    (349,024)  $ (2,561,990)
                                             ----------   ------------   ----------   ------------   ----------   ------------
   Increase(decrease) derived from capital
      shares transactions                    (2,430,099)  $(17,936,186)    (947,464)  $ (7,043,056)  (1,465,343)  $(10,738,646)
                                             ==========   ============   ==========   ============   ==========   ============

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Year Ended September 30, 2004

9. Capital Shares (continued).

                                                                                  For the Period
                                                                                 January 1, 2003
                                                      Year Ended                     through                     Year Ended
                                                  September 30, 2004            September 30, 2003           December 31, 2002
                                              --------------------------   ---------------------------   -------------------------
Strategic Income Fund                           Shares         Amount         Shares         Amount        Shares        Amount
---------------------                         ----------   -------------   -----------   -------------   ----------   ------------
Class A
   Shares sold                                18,605,688   $ 246,707,247     4,379,870   $  52,212,398    1,233,640   $ 12,489,877
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       769,347      10,148,557       371,875       4,481,650      428,477      4,343,680
                                              ----------   -------------   -----------   -------------   ----------   ------------
                                              19,375,035     256,855,804     4,751,745      56,694,048    1,662,117     16,833,557
   Shares repurchased                         (5,231,023)    (68,866,251)   (2,180,800)    (25,669,234)  (2,583,795)   (26,064,953)
                                              ----------   -------------   -----------   -------------   ----------   ------------
   Net increase (decrease)                    14,144,012   $ 187,989,553     2,570,945   $  31,024,814     (921,678)  $ (9,231,396)
                                              ----------   -------------   -----------   -------------   ----------   ------------

Class B
   Shares sold                                 2,393,606   $  31,720,078    11,291,589   $ 137,976,336      996,177   $ 10,066,847
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       330,396       4,369,393       268,978       3,224,645      364,119      3,688,894
                                              ----------   -------------   -----------   -------------   ----------   ------------
                                               2,724,002      36,089,471    11,560,567     141,200,981    1,360,296     13,755,741
   Shares repurchased                         (2,654,105)    (34,998,138)  (11,369,542)   (139,122,966)  (2,502,784)   (25,285,670)
                                              ----------   -------------   -----------   -------------   ----------   ------------
   Net increase (decrease)                        69,897   $   1,091,333       191,025   $   2,078,015   (1,142,488)  $(11,529,929)
                                              ----------   -------------   -----------   -------------   ----------   ------------

Class C
   Shares sold                                14,515,841   $ 193,058,623     3,238,168   $  38,652,520      331,088   $  3,346,746
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income       242,679       3,207,880        96,560       1,163,101      101,770      1,030,223
                                              ----------   -------------   -----------   -------------   ----------   ------------
                                              14,758,520     196,266,503     3,334,728      39,815,621      432,858      4,376,969
   Shares repurchased                         (1,236,758)    (16,245,858)     (647,304)     (7,733,899)    (771,825)    (7,794,721)
                                              ----------   -------------   -----------   -------------   ----------   ------------
   Net increase (decrease)                    13,521,762   $ 180,020,645     2,687,424   $  32,081,722     (338,967)  $ (3,417,752)
                                              ----------   -------------   -----------   -------------   ----------   ------------

Class Y
   Shares sold                                   850,431   $  11,206,980       110,719   $   1,316,510       68,699   $    692,601
   Shares issued in connection with the
      reinvestment of:
      Dividends from net investment income        14,335         188,666         7,237          87,673        4,144         42,230
                                              ----------   -------------   -----------   -------------   ----------   ------------
                                                 864,766      11,395,646       117,956       1,404,183       72,843        734,831
   Shares repurchased                           (240,560)     (3,177,333)      (40,357)       (480,677)     (21,066)      (211,862)
                                              ----------   -------------   -----------   -------------   ----------   ------------
   Net increase (decrease)                       624,206   $   8,218,313        77,599   $     923,506       51,777   $    522,969
                                              ----------   -------------   -----------   -------------   ----------   ------------
   Increase (decrease) derived from capital
      shares transactions                     28,359,877   $ 377,319,844     5,526,993   $  66,108,057   (2,351,356)  $(23,656,108)
                                              ==========   =============   ===========   =============   ==========   ============

--------------------------------------------------------------------------------
             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees and Shareholders of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, and Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund, each a series of CDC Nvest Funds Trust I, the Loomis Sayles Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II, and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government and Agency Fund (formerly Loomis Sayles Limited Term U.S. Government Fund), Loomis Sayles Municipal Income Fund, and the Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 16, 2004

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

The table below provides certain information regarding the Trustees and officers of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                               Position(s) Held with the                                          Number of Portfolios in
                                Trusts, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**           Other Directorships Held
---------------------------   --------------------------   ---------------------------------   ----------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (64)            Trustee,            Douglas Dillon Professor and        41;
                                  Contract Review and      Director for the Belfer Center      Director, Taubman Centers,
                                 Governance Committee      of Science and International        Inc.; Advisory Board Member,
                                        Member;            Affairs, John F. Kennedy            USEC Inc.
                               Since 1984 for CDC Nvest    School of Government,
                               Funds Trust I, 1995 for     Harvard University
                               CDC Nvest Funds Trust II,
                                2003 for Loomis Sayles
                                       Funds II

Edward A. Benjamin (66)                Trustee,            Retired                             41;
                                Audit Committee Member,                                        Director, Coal, Energy
                               Since 2003 for CDC Nvest                                        Investments & Management,
                                 Funds Trust I and CDC                                         LLC; Director, Precision
                              Nvest Funds Trust II, 2002                                       Optics Corporation
                              for Loomis Sayles Funds II

Daniel M. Cain (59)                    Trustee,            President and CEO, Cain             41;
                                 Chairman of the Audit     Brothers & Company,                 Trustee, Universal Health
                                      Committee,           Incorporated                        Realty Income Trust;
                               Since 1996 for CDC Nvest                                        Director, Sheridan
                                 Funds I and CDC Nvest                                         Healthcorp
                               Funds II, 2003 for Loomis
                                   Sayles Funds II;
                               Co-Chairman of the Board
                                      since 2004

Paul G. Chenault (71)                  Trustee,            Retired; Trustee, First             41;
                                  Contract Review and      Variable Life                       Director, Mailco Office
                                 Governance Committee                                          Products, Inc.
                                        Member,
                               Since 2003 for CDC Nvest
                                 Funds Trust I and CDC
                              Nvest Funds Trust II, 2000
                              for Loomis Sayles Funds II

Kenneth J. Cowan (72)                  Trustee,            Retired                             41;
                               Chairman of the Contract                                        None
                                 Review and Governance
                                      Committee,
                               Since 1993 for CDC Nvest
                                Funds Trust I, 1975 for
                              CDC Nvest Funds Trust II,
                                2003 for Loomis Sayles
                                       Funds II;
                               Co-Chairman of the Board
                                      Since 2004

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                               Position(s) Held with the                                          Number of Portfolios in
                                Trusts, Length of Time          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                  Served and Term of Office*         During Past 5 Years**           Other Directorships held
---------------------------   --------------------------   ---------------------------------   -----------------------------
INDEPENDENT TRUSTEES
continued

Richard Darman (61)                    Trustee             Partner, The Carlyle Group;         41;
                                  Contract Review and      Chairman of the Board of            Director and Chairman,
                                 Governance Committee      Directors of AES                    AES Corporation
                                        Member,            Corporation; formerly,
                               Since 1996 for CDC Nvest    Professor, John F. Kennedy
                                 Funds Trust I and CDC     School of Government,
                              Nvest Funds Trust II, 2003   Harvard University
                              for Loomis Sayles Funds II

Sandra O. Moose (62)                   Trustee             President, Strategic Advisory       41
                                Audit Committee Member;    Services; formerly, Senior          Director, Verizon
                               Since 1982 for CDC Nvest    Vice President and Director,        Communications;
                                Funds Trust I, 1993 for    The Boston Consulting               Director, Rohm and Haas
                               CDC Nvest Funds Trust II,   Group, Inc.                         Company;
                                  2003 Loomis Sayles                                           Director, AES Corporation
                                       Funds II

John A. Shane (71)                     Trustee             President, Palmer Service           41
                                  Contract Review and      Corporation                         Director, Gensym
                                 Governance Committee                                          Corporation; Director,
                                        Member,                                                Overland Storage, Inc.;
                               Since 1993 for CDC Nvest                                        Director, Abt Associates Inc.
                                Funds Trust I, 1982 for
                               CDC Nvest Funds Trust II,
                                2003 for Loomis Sayles
                                       Funds II

INTERESTED TRUSTEES

Robert J. Blanding/1/ (57)     Chief Executive Officer,    President, Chairman,                41;
555 California Street         Loomis Sayles Funds II and   Director, and Chief Executive       None
San Francisco, CA 94104                Trustee,            Officer, Loomis Sayles &
                               Since 2003 for CDC Nvest    Company, L.P.; President and
                                 Funds Trust I and CDC     CEO - Loomis Sayles Funds
                              Nvest Funds Trust II, 2002   I
                              for Loomis Sayles Funds II

John T. Hailer/2/ (43)          President and Trustee;     President and Chief Executive       41;
                               Since 2000 for CDC Nvest    Officer, CDC IXIS Asset             None
                                 Funds Trust I and CDC     Management Distributors,
                              Nvest Funds Trust II, 2003   L.P.; President and Chief
                              for Loomis Sayles Funds II   Executive Officer - CDC
                                                           Nvest Funds; Executive Vice
                                                           President, Loomis Sayles
                                                           Funds I

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                                Position(s) Held with                                             Number of Portfolios in
                                the Trust and Length of         Principal Occupation(s)          Fund Complex Overseen and
Name and Age                         Time Served*                During Past 5 Years**           Other Directorships held
---------------------------   --------------------------   ---------------------------------   ----------------------------
OFFICERS

John E. Pelletier (40)          Chief Operating Officer    President, Director and Chief       Not Applicable
                                      Since 2004           Executive Officer, CDC IXIS
                                                           Asset Management Services,
                                                           Inc.; Executive Vice
                                                           President, CDC IXIS
                                                           Distribution Corporation;
                                                           Executive Vice President and
                                                           Chief Operating Officer,
                                                           CDC IXIS Asset
                                                           Management Distributors,
                                                           L.P. and CDC IXIS Asset
                                                           Management Advisers, L.P.;
                                                           formerly, Senior Vice
                                                           President, General Counsel,
                                                           Secretary and Clerk, CDC
                                                           IXIS Distribution
                                                           Corporation; Executive Vice
                                                           President, General Counsel,
                                                           Secretary and Clerk, CDC
                                                           IXIS Asset Management
                                                           Distributors, L.P., CDC IXIS
                                                           Asset Management Advisers,
                                                           L.P.; Executive Vice
                                                           President, General Counsel,
                                                           Secretary and Clerk, CDC
                                                           IXIS Asset Management
                                                           Services, Inc.

Coleen Downs Dinneen (43)     Secretary, Clerk and Chief   Senior Vice President,              Not Applicable
                                     Legal Officer         General Counsel, Secretary
                                      Since 2004           and Clerk, CDC IXIS
                                                           Distribution Corporation,
                                                           CDC IXIS Asset
                                                           Management Distributors,
                                                           L.P., CDC IXIS Asset
                                                           Management Advisers, L.P.
                                                           and CDC IXIS Asset
                                                           Management Services, Inc.;
                                                           formerly, Senior Vice
                                                           President, Deputy General
                                                           Counsel, Assistant Secretary
                                                           and Assistant Clerk, CDC
                                                           IXIS Asset Management
                                                           Advisers, L.P., CDC IXIS
                                                           Asset Management Services,
                                                           Inc. and Vice President
                                                           Deputy General Counsel,
                                                           Assistant Secretary and
                                                           Assistant Clerk, CDC IXIS
                                                           Distribution Corporation

--------------------------------------------------------------------------------
                         Trustee and Officer Information
--------------------------------------------------------------------------------

                                 Position(s) Held with                                            Number of Portfolios in
                                 the Trusts, Length of          Principal Occupation(s)          Fund Complex Overseen and
Name and Age                        of Time Served*              During Past 5 Years**           Other Directorships held
---------------------------   --------------------------   ---------------------------------   -----------------------------
OFFICERS
continued

Michael Kardok (45)              Treasurer, Principal      Senior Vice President, CDC          Not Applicable
                               Financial and Accounting    IXIS Asset Management
                                        Officer            Services, Inc.; Senior Vice
                                      Since 2004           President, CDC IXIS Asset
                                                           Management Advisers, L.P.;
                                                           formerly, Senior Director,
                                                           PFPC Inc; Vice President -
                                                           Division Manager, First Data
                                                           Investor Services, Inc.

Kristin Vigneaux (35)          Chief Compliance Officer    Chief Compliance Officer            Not Applicable
                                      Since 2004           for Mutual Funds, CDC
                                                           IXIS Asset Management
                                                           Distributors, L.P., CDC
                                                           IXIS Asset Management
                                                           Advisers, L.P. and CDC
                                                           IXIS Asset Management
                                                           Services, Inc.; formerly, Vice
                                                           President CDC IXIS Asset
                                                           Management Services, Inc.

Daniel J. Fuss (71)            Executive Vice President    Vice Chairman and                   Not Applicable
One Financial Center                  Since 2003           Director, Loomis Sayles &
Boston, MA 02111                                           Company, L.P.; Prior to
                                                           2002, President and Trustee
                                                           of Loomis Sayles Funds II

Frank LoPiccolo (51)             Anti-Money Laundering     President and CEO, CDC              Not Applicable
                                        Officer            IXIS Asset Management
                                      Since 2003           Services, Inc.

* Each Trustee serves for an indefinite term in accordance with its current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.

** Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is an "interested person" of Loomis Sayles Funds II because he holds the following positions with affiliated persons of Loomis Sayles Funds II: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

The statement of additional information includes additional information about the Trustees of the Trusts and is available, without charge, by calling CDC Nvest Funds at 800-225-5478.

Item 2. Code of Ethics.

The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has established an audit committee. Ms. Sandra O. Moose, and Messrs. Edward A. Benjamin and Daniel M. Cain, all members of the audit committee, have been designated as financial experts. Each of these individuals is also an Independent Trustee of the Trust.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund. The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Trust's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Trust, other than the services provided reported as a part of (a) through (c) of this Item.

                                                Audit-related
                              Audit fees           fees/1/           Tax fees/2/      All other fees
----------------------------------------------------------------------------------------------------
                           2003       2004      2003     2004      2003       2004      2003   2004
----------------------------------------------------------------------------------------------------
Loomis Sayles Funds II   $395,450   $345,500   48,600   40,000   $100,534   $74,515       --     --
----------------------------------------------------------------------------------------------------

Aggregate fees billed to the Trust for non-audit services for 2003 and 2004 were $149,134 and $114,515, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates. The following table sets forth the non-audit services provided by the Trust's principal accountant to CDC IXIS Asset Management Advisers, L.P. and entities controlling, controlled by or under common control with CDC IXIS Asset Management Advisers, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                     Audit-related fees/1/     Tax fees      All other fees
----------------------------------------------------------------------------
                         2003      2004      2003   2004     2003      2004
----------------------------------------------------------------------------
Control Affiliates     $65,000   $73,600       --     --   $45,000   $54,400
----------------------------------------------------------------------------

[1. The audit related fees consist of performing a SAS 70 internal examination of the Trust's transfer agent and a review of 12b-1 payments made to a Trust affiliate]

Aggregate fees billed to Control Affiliates for non-audit services during 2003 and 2004 were $45,000 and $54,400, respectively

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

     Annually, the Trust's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

     If, in the opinion of management, a proposed engagement by the Trust's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 9. Submission of Matters to a Vote of Securities Holders.

The following represents new procedures by which shareholders may recommend nominees to the registrant's Board of Trustees:

     Shareholders that wish to nominate a candidate to the Board (the "Nominating Shareholder") must submit any such recommendation in writing to the following address: Attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Services Advisors Group, 399 Boylston Street, Boston, MA 02116; or by email to secretaryofthefunds@ixisag.com (the "Shareholder Recommendation"). The Shareholder Recommendation must contain sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The Shareholder Recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A Shareholder Recommendation shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the Shareholder Recommendation shall be considered stale and discarded.

Item 10. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 11. Exhibits.

     (a)  (1) Code of Ethics filed herewith as Exhibit (a)(1).
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), are filed herewith as exhibit (a)(2)(1) and (a)(2)(2)
     (a)  (3) Not applicable.
     (b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Loomis Sayles Funds II


                                        By: /s/ ROBERT J. BLANDING
                                            ------------------------------------
                                        Name:  Robert J. Blanding
                                        Title: President & Chief Executive
                                               Officer
                                        Date:  November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: /s/ ROBERT J. BLANDING
                                            ------------------------------------
                                        Name:  Robert J. Blanding
                                        Title: President & Chief Executive
                                               Officer
                                        Date:  November 19, 2004


                                        By: /s/ MICHAEL KARDOK
                                            ------------------------------------
                                        Name:  Michael Kardok
                                        Title: Treasurer, Principal Financial
                                               and Accounting Officer
                                        Date:  November 19, 2004